UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Simon Property Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

David Simon

Chairman of the Board,

Chief Executive Officer and

President

April 1, 2025

Dear Fellow Shareholders,

Please join me and the Board of Directors at our 2025 Annual Meeting of Shareholders on May 14, 2025, at 8:30 a.m. Eastern Daylight Time at our headquarters in Indianapolis, Indiana. The business to be conducted at the meeting is explained in the attached Notice of Annual Meeting and Proxy Statement.

I am very pleased with our 2024 results; it was another successful, record-breaking year for the Company. Our team has been hard at work continuing their efforts at redefining the shopping experience and differentiating our Company as we deliver our unique-to-market properties.

We are driving value through our investments in physical assets and ability to curate the right mix of experiences at our properties. We are excited for the opportunities that lay ahead across all of our operating platforms.

Recently, we held our National Conference, in our hometown of Indianapolis, Indiana. More than 1,000 employees participated for three days. The central theme of the conference was “Now. New. Next.” and it was truly inspirational to see the next generation of leadership engage on revolutionizing the Now, introducing the New and imagining the Next.

Whether or not you plan to attend the 2025 Annual Meeting in person, please read the Proxy Statement and vote your shares. Instructions for voting by mail, Internet and telephone are included in your Notice of Internet Availability of Proxy Materials or proxy card (if you receive your materials by mail). We are pleased to furnish proxy materials to our shareholders over the Internet. We believe that this e-proxy process expedites shareholders’ receipt of proxy materials, while also lowering the costs. We hope that after you have reviewed the Proxy Statement you will vote in accordance with the Board’s recommendations.

Our 2024 Annual Report to Shareholders accompanies, but is not part of, or incorporated into, this Proxy Statement.

Sincerely,

David Simon

WHEN
Wednesday, May 14, 2025
8:30 a.m. Eastern Daylight Time

WHERE
Simon Property Group Headquarters 225 W. Washington St. Indianapolis, IN 46204

RECORD DATE
Shareholders of record at the close of business on March 17, 2025 are entitled to vote.

Notice of 2025 Annual Meeting of Shareholders

Dear Fellow Shareholders:

I invite you to attend the 2025 Annual Meeting of Shareholders of Simon Property Group at 8:30 a.m. Eastern Daylight Time on Wednesday, May 14, 2025. Our Annual Meeting will be held at Simon Property Group Headquarters, 225 W. Washington St., Indianapolis, IN 46204.

The following items of business will be conducted at our 2025 Annual Meeting of Shareholders:

ITEMS OF BUSINESS

1

Elect 13 directors to our Board of Directors, including 3 directors to be elected by the voting trustees who vote the Class B common stock, to serve until the next Annual Meeting of our Shareholders and until their successors are duly elected and qualified

2	Advisory vote to approve the compensation of our Named Executive Officers
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025

4	To approve the Redomestication of the Company to the State of its headquarters, Indiana, by Conversion
5	Other business as may properly come before the meeting or any adjournments or postponements of the meeting

By Order of the Board of Directors,

Steven E. Fivel

General Counsel and Secretary

April 1, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 14, 2025. This Proxy Statement and accompanying form of Proxy are first being made available to you on or about April 1, 2025. Proxy materials are available at proxyvote.com. Please be aware that our 2024 Annual Report to Shareholders accompanies, but is not a part of, or incorporated into, this Proxy Statement.

INTENTIONALLY LEFT BLANK

1	Proxy Summary

7	Corporate Governance
7	Board Leadership
8	Meetings and Committees of the Board
9	Director Characteristics, Skills and Experience Matrix
10	Policies on Corporate Governance
13	Director Independence
13	The Board’s Role in Oversight of Risk Management
15	Majority Vote Standard for Election of Directors in Uncontested Elections
15	Nominations for Directors
15	Communications with the Board
15	Transactions With Related Persons
16	Transactions With the Simons
18	Committee Function and Membership
21	Director Compensation

23	Proposal 1: Election of Directors
24	Overview of Director Nominees
25	Nominees for Director to Be Elected by Holders of Voting Shares
30	Nominees for Directors to Be Elected by the Voting Trustees Who Vote the Class B Common Stock
34	Ownership of Equity Securities of the Company

37	Proposal 2: Advisory Vote to Approve the Compensation of Our Named Executive Officers
38	Executive Officers

39	Compensation and Human Capital Committee Report

40	Compensation Discussion and Analysis
41	2023-2024 Shareholder Engagement, Feedback and Response
42	Our Executive Compensation Program
43	Executive Compensation Approach and Process
44	Objectives of Our Executive Compensation Program
46	What we Pay and Why: Principal Elements of Compensation
47	Elements of Executive Compensation in 2024
54	A&R OPI Program - 2024 OPI Award
55	CEO Compensation
56	Company Peer Group and Compensation Assessment
57	Other Elements of Compensation & Policies
59	How LTIP Units Work

61	Executive Compensation Tables
61	Summary Compensation Table
63	Grants of Plan Based Awards in 2024
64	Outstanding Equity Awards At 2024 Fiscal Year-End
66	Option Exercises and Stock Vested in 2024
66	Nonqualified Deferred Compensation in 2024
68	Estimated Post-Employment Payments Under Alternative Termination Scenarios

70	2024 Pay Ratio Disclosure

72	Equity Compensation Plan Information

73	Pay Versus Performance

77	Assessment of Compensation-Related Risks

78	Proposal 3: Ratification of Independent Registered Public Accounting Firm

79	Report of the Audit Committee

82	Proposal 4: Approval of the Redomestication of the Company to the State of Indiana by Conversion
82	Background and Terms of Proposal 4
87	Reasons for the Redomestication
91	Certain Risks Associated with the Redomestication
94	What Changes After Redomestication
109	What Does Not Change After Redomestication
112	Additional Information
113	Recommendation of the Board of Directors

114	Human Capital Management

115	Additional Information
115	Annual Report
116	Shareholder Proposals at Our 2026 Annual Meeting
116	Proxy Access
117	Where You Can Find More Information
117	Incorporation by Reference

118	Frequently Asked Questions and Answers

A-1	Appendix A
B-1	Appendix B
C-1	Appendix C
D-1	Appendix D
E-1	Appendix E
F-1	Appendix F

Proxy Summary

This Proxy Statement and accompanying proxy card are being made available to shareholders on or about April 1, 2025, in connection with the solicitation by the Board of Directors (the “Board”) of Simon Property Group, Inc. (“Simon Property Group”, “Simon”, “SPG”, “we”, “us”, “our” or the “Company”) of proxies to be voted at the 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) to be held at the corporate headquarters of the Company located at 225 W. Washington Street, Indianapolis, Indiana 46204 on May 14, 2025, at 8:30 a.m. Eastern Daylight Time. As required by rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and its 2024 Annual Report to Shareholders (which includes our Form 10-K for the fiscal year ended December 31, 2024) (the “Annual Report”) available to shareholders electronically via the Internet. In addition, SPG is using the SEC’s “Notice and Access” rules to provide shareholders with more options for receipt of these materials. Accordingly, on April 1, 2025, the Company will begin mailing the Notice of Internet Availability of Proxy Materials (the “Notice”) to shareholders which will contain instructions on how to access this Proxy Statement and the Annual Report via the Internet, how to vote online, by QR code, or by telephone, and how to receive paper copies of the documents and a proxy card.

This proxy summary highlights information which may be contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.

Proposals Submitted for Your Vote at the 2025 Annual Meeting

PROPOSAL	BOARD RECOMMENDATION
Proposal 1 Elect the ten (10) independent director nominees named in this Proxy Statement	Vote “FOR” Each of the Directors
Proposal 2 Advisory vote to approve the compensation of our Named Executive Officers	Vote “FOR” this Proposal
Proposal 3 Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025	Vote “FOR” this Proposal
Proposal 4 Approval of the Redomestication of the Company to the State of its headquarters, Indiana, by Conversion	Vote “FOR” this Proposal

2025 PROXY STATEMENT | SIMON PROPERTY GROUP 1

2024 Financial and Business Highlights

●
common shareholders increased by 3.9% to $2.368 billion, or $7.26 per diluted share.
●
.
●
●
net operating income (“NOI”), which includes NOI from international properties at constant currency, increased 4.6% compared to the prior year.
●

118].

This summary provides highlights of select Company financial and performance information. For more complete information regarding the Company’s 2024 performance, you should review the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 21, 2025, and Current Report on Form 8-K furnished to the SEC on February 4, 2025.

Simon Property Group had a very successful and productive year in 2024.

●
Net Income attributable to common shareholders increased by 3.9% to $2.368 billion, or $7.26 per diluted share as compared to $2.280 billion, or $6.98 per diluted share, in 2023.

●
Consolidated Net Income increased 4.3% to $2.729 billion.

●
Generated funds from operations (“FFO”) of $4.877 billion or $12.99 per diluted share, and real estate FFO of $4.597 billion or $12.24 per diluted share.

●
Portfolio net operating income (“NOI”), which includes NOI from international properties at constant currency, increased 4.6% compared to the prior year.

●
Common stock cash dividends of $8.10 per share paid in 2024, an 8.7% increase over the amount in 2023, returning over $3 billion to shareholders in cash dividends.

Please see “Where Do I Find Reconciliation of Non-GAAP Terms to GAAP Terms?” in the section of this Proxy Statement titled “Frequently Asked Questions and Answers” on page122.

FFO PER DILUTED SHARE	DIVIDENDS PER SHARE	CONSOLIDATED REVENUE

2 2025 PROXY STATEMENT | SIMON PROPERTY GROUP

2024 Financial and Business Highlights

26.9%	$3B	5,500 Leases	$58.26/sq. ft.
2024 Total Shareholder Return	Returned to shareholders in cash dividends	Were signed for more than 21M sq. ft.	U.S. Malls and Premium Outlets base minimum rent +2.5%

$739/sq. ft.	96.5%	$11B	17
In average Retailer Sales for U.S. Malls and Premium Outlets	Occupancy +70 basis points for U.S. Malls and Premium Outlets	Capital raised in 2024 for the Company, via capital markets, secured and unsecured financing activity	New Development and Redevelopment projects delivered

2025 PROXY STATEMENT | SIMON PROPERTY GROUP 3

Board Shareholder Engagement

DIRECT ENGAGEMENT BY INDEPENDENT MEMBERS OF BOARD –

●
Leading up to our 2024 Annual Meeting, independent members of the Board engaged with twenty-one separate shareholders representing approximately 52% of our common shares outstanding as well as with other key stakeholders.
●
Following the meeting, through the remainder of 2024 and into 2025, we reached out to twenty-five of our largest shareholders, offering to discuss the Company’s 2024 Annual Meeting results, governance and executive compensation matters and other topics of the shareholders’ choosing. This resulted in direct engagement with eight of our largest shareholders, representing more than 30% of our common shares outstanding by independent members of our Board or members of management.
●
This ongoing exchange informs our Board’s meeting agendas and contributes to governance and disclosure enhancements that help us address the issues our shareholders and key stakeholders tell us matter most to them.

IMPORTANCE OF BOARD ENGAGEMENT –

●
This Board engagement process is an important part of how we drive progress on our corporate governance objectives and our compensation, human capital and other sustainability initiatives.
●
Importantly, this engagement process assists us in achieving our strategic objectives of creating long-term value, maintaining our culture of compliance and contributing to the continued growth and performance of the Company.
●
Specifically, the engagement with shareholders by our independent members of the Board directly informed the work undertaken by independent members of the Board in designing and implementing the Amended and Restated Other Platform Investment Incentive Program (the “A&R OPI Program”) in response to shareholder feedback leading up to the 2023 Annual Meeting. See—A&R OPI Program – 2024 OPI Awards” on page 54 for details of our A&R OPI Program.

Shareholder Engagements in 2024

ANNUAL OUTREACH	ENGAGEMENT	ENGAGEMENT SUCCESS RATIO

4 2025 PROXY STATEMENT | SIMON PROPERTY GROUP

Comprehensive Engagement Program

Board Activity	Shareholder Input	Year-Round Engagement

●

Our Board assesses and monitors investor sentiment, shareholder voting results and trends in governance, executive compensation, human capital management, regulatory, sustainability and other matters.

●

The Board’s ongoing process of continually working to enhance governance and other practices is informed by Shareholder input and feedback.

●

Senior Management and the Board review shareholder input to identify consistent themes and evaluate any issues or concerns.

● Members of the Board participated in a series of meetings with shareholders of the Company leading up to and following our 2024 Annual Meeting.

CORPORATE GOVERNANCE HIGHLIGHTS

Simon’s Board is committed to good corporate governance that promotes the long-term interests of shareholders, including oversight of management’s identification, assessment and mitigation of enterprise risks to which the Company is susceptible.

We believe that our Board membership is both balanced and broad in experience, qualifications, skills, professional background, perspectives, and expertise and that the range of tenures of our directors creates a synergy between institutional knowledge and new perspectives.

Director Independence and Compliance

●
100% of Directors elected by vote of common shares are independent and 77% of our Board is independent.
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No hedging or pledging of our securities.
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Each Director attended at least 75% of applicable Board and Board committee meetings.
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All Directors are in compliance with our stock ownership guidelines.
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No related party transactions involving any independent directors.

Director Composition and Evaluation Process

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Annual Board evaluation process involving Board and Board committee performance assessments; overseen by the chair of our Governance and Nominating Committee (“G&N Committee”) and our Lead Independent Director.
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Our mix of Director tenure, skills and background provides a balance of experience and institutional knowledge with fresh perspectives.
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Our average independent director tenure has been reduced from 11.4 years in 2021 to 9.2 years in 2025.

Board Leadership

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Views active, objective, independent oversight of management as central to effective Board governance.
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Lead Independent Director role with significant authority and responsibilities.
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The Lead Independent Director is joined by independent directors with broad-based experience, and a Chair who, as CEO, serves as the primary voice to articulate the Company’s long-term objectives and strategic performance.

Strong Shareholder Protections

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All Directors are required to stand for election annually.
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No shareholder rights plan.
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Independent Director approval required for material actions and transactions involving the Simon Family Group.

Board Oversight

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Our Independent directors meet privately in executive session on a regular basis without our Chair and CEO or other members of management present, meeting 5 times in 2024.
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Our Board formally reviews CEO and senior management succession at least annually and assesses candidates during Board and committee meetings and in less formal settings.
●
Board and Board committees charged with oversight of:
o
Cybersecurity
o
Enterprise risk management
o
Strategy
o
Succession planning

Risk Governance

●
Financial governance: Evidenced by A-/A3 credit ratings by S&P/Moody’s.
●
Operational governance: Annual enterprise level risk analyses with Board; rigorous investment and financial approval committee processes; field and property team-level management.
●
Employee governance: Extensive employee learning and development platform requiring ethics, cybersecurity and other training.

2025 PROXY STATEMENT | SIMON PROPERTY GROUP 5

BOARD REFRESHMENT AND COMPOSITION

Independent Director Nominee Tenure

0-7 Years	8-12 Years	12+ Years

77%	40%
of our Board is independent	of nominated independent directors have joined in the previous 7 years

8.5 years	60%
is the median tenure of nominated independent directors	of nominated independent directors served less than 10 years

6 2025 PROXY STATEMENT | SIMON PROPERTY GROUP

Corporate Governance

Board Leadership

Together, our CEO and Lead Independent Director deliver clear leadership, effective decision-making, and a cohesive corporate strategy for the Company.

David Simon

Chairman of the Board,

Chief Executive Officer and President

Mr. David Simon has served since 2007 as the Chairman of the Board (“Chairman”) and Chief Executive Officer (“CEO”) and since February 15, 2019, also as our President. The Board believes that having Mr. David Simon fill these leadership roles is an appropriate and efficient leadership structure.

Larry C. Glasscock

Lead Independent Director

Larry C. Glasscock serves as our Lead Independent Director. The Lead Independent Director has robust and well-defined duties specified in the Governance Principles described below and such other duties as are assigned from time to time by the independent directors of the Board. We believe that our Lead Independent Director is performing his duties in an effective manner.

Lead Independent Director Duties and Responsibilities

Under our Governance Principles, the Lead Independent Director is empowered to:

Preside at all Board meetings when Chairman is not present, including executive sessions of the independent directors	Serve as a liaison between the Chairman and the independent directors, including by facilitating communication and sharing of views between the independent directors and the Chairman	Approve materials sent to the Board and advise on such information

Approve meeting agendas for the Board and coordinate with the Chairman with respect to developing such agendas	Approve Board meeting schedules to assure sufficient agenda item discussion time and coordinate with the Chairman to develop such schedules	Call meetings of the independent directors

Ensure that he or she is available for consultation if requested by major shareholders, and direct communication	Retain outside advisors and consultants to report directly to the Board on Board-wide matters

2025 PROXY STATEMENT | SIMON PROPERTY GROUP 7

CORPORATE GOVERNANCE

Meetings and Committees of the Board

Meetings and Attendance

Our business, property and affairs are managed under the direction of our Board. Members of our Board are kept informed of our business through discussions with our Chairman and CEO, other executive officers, and our Lead Independent Director, by reviewing materials provided to them concerning the business, by visiting our offices and properties, and by participating in meetings of the Board and its committees. Directors are also expected to use reasonable efforts to attend the Annual Meeting of Shareholders.

All of our directors attended the 2024 Annual Meeting. During 2024, the Board met seven times, including four in-person meetings and three video conference meetings. Our independent directors meet privately in executive session on a regular basis without our Chair and CEO or other members of management present, and held 5 such executive sessions in 2024. All of our directors participated in at least 75% of the aggregate number of meetings of the Board and the committees on which they served in 2024.

During 2024, the independent directors met in executive session without management present in connection with each regularly scheduled Board meeting, in person for four meetings. The Lead Independent Director presided over all of these meetings. The Board’s Lead Independent Director is appointed by the independent members of the Board, and the responsibilities of the Lead Independent Director are discussed in “Board Leadership” in the “Corporate Governance” section of this Proxy Statement on page 7.

2024 Committee Meeting Attendance

		COMPENSATION AND	GOVERNANCE AND	BOARD
	AUDIT	HUMAN CAPITAL	NOMINATING	OF DIRECTORS	>75% attendance at Board meetings in 2024
Number of Meetings	9	8	5	7
G. Aeppel			5	7
L. Glasscock	9		5	7
A. Hubbard[1]		8	5	7
N. Jones	7[2]			7
R. Leibowitz	9	8		7
R. Lewis	9			6
G. Rodkin			5	7
P. Roe			5	7
S. Selig	8	7		7
D. Smith		8		7
M. Stewart	9			6
D. Simon				5
R. Sokolov				6
E. Simon				2[3]

1 A. Hubbard will be retiring from the Board of Directors, effective May 14, 2025.

2 N. Jones was appointed to the Audit Committee on February 8, 2024.

3 E. Simon was appointed to the Board of Directors effective May 29, 2024.

8 2025 PROXY STATEMENT | SIMON PROPERTY GROUP

CORPORATE GOVERNANCE

The Board Believes that its Members Should:

●	exhibit high standards of independent judgment and integrity;
●	have broad and varied experiences and backgrounds;
●	have a strong record of achievements;
●	have an understanding of our business and the competitive environment in which we operate; and
●	be committed to enhancing shareholder value on a long-term basis and have sufficient time to carry out their duties.

In addition, the Board has determined that the Board, as a whole, should strive to have the right mix of experience, characteristics, talent and skills necessary to effectively perform its oversight responsibilities. Four of the independent director nominees are female and six are male. The Board believes that the professional skills and experiences set forth in the matrix below are important, and when carrying out its board refreshment strategy looks for independent director candidates who have skills and experience that complement those of the existing directors.

Director Characteristics, Skills and Experience Matrix

	G. AEPPEL	L. GLASSCOCK	N. JONES	R. LEIBOWITZ	R. LEWIS	G. RODKIN	P. ROE	S. SELIG	D. SMITH	M. STEWART	D. SIMON	R. SOKOLOV	E. SIMON
Skills and Experience
Financial/Accounting Literacy	•	•	•	•	•	•	•	•	•	•	•		•
Capital Markets Experience	•	•	•	•	•			•		•	•	•	•
Real Estate Development / Management Experience	•	•		•			•	•			•	•	•
Executive Leadership	•	•		•	•	•	•	•	•	•	•	•	•
Risk Management	•	•	•	•	•	•		•	•	•	•	•
Marketing / Brand Management / Consumer Focus	•	•				•	•		•			•	•
Retail Distribution						•	•	•	•		•	•
Technology					•	•	•				•		•
Human Capital Management		•	•	•		•	•		•	•
International Business Experience	•		•		•	•	•	•	•		•		•
Public Policy / Government Experience								•
Corporate Governance	•	•	•	•	•	•	•	•	•	•	•
Sustainability		•	•		•		•

2025 PROXY STATEMENT | SIMON PROPERTY GROUP 9

CORPORATE GOVERNANCE

Policies on Corporate Governance

The Board has adopted thoughtful and practical governance practices and processes and implemented a number of measures designed to enrich the quality of composition, enhance independent oversight, and increase its effectiveness. These measures align our corporate governance structure with achieving our strategic objectives, and facilitate our Board’s independent oversight of our culture of compliance and rigorous risk management. Good corporate governance is important to ensure that the Company is managed for the long-term benefit of its shareholders and to enhance the creation of long-term shareholder value. Each year, the G&N Committee reviews our Governance Principles, which are available at governanceprinciples.simon.com, and recommends to the Board any suggested modifications. Also, the Audit Committee obtains reports from management and the leader of the Company’s Audit Services function confirming that the Company and its subsidiaries are operating in conformity with the Company’s Code of Business Conduct and Ethics, which can be found at codeofconduct.simon.com, and advises the Board with respect to the Company’s policies and procedures regarding compliance with the Company’s Code of Business Conduct and Ethics. In addition, each of the Board’s standing committees reviews its written charter on an annual basis to consider whether any changes are required. These charters are located on our website at committeecomposition.simon.com. In addition to clicking on the preceding links, the current version of each of these documents is available by visiting www.simon.com and navigating to “Governance” by clicking on “Investors,” or by requesting a printed copy without charge upon written request to our Secretary at 225 W. Washington Street, Indianapolis, Indiana 46204.

We will also either disclose on Form 8-K and/or post on our Internet website any substantive amendment to, or waiver from, a provision of the Code of Business Conduct and Ethics that applies to any of our directors or executive officers.

●	Our Governance Principles provide that all candidates for election as members of the Board should possess high personal and professional ethics, integrity and values and be committed to representing the long-term interests of our shareholders and otherwise fulfilling the responsibilities of directors as described in our Governance Principles.
●	Our Governance Principles further provide that if our directors simultaneously serve on more than four boards of public companies, including our Board, then the Board or G&N Committee must determine that serving on more than four public company boards does not impair the ability of the director to serve as an effective member of our Board. Currently, only one of our independent directors serves on more than one other public company board. We believe that each of our independent directors is able to devote the necessary time to meet their Board commitments to the Company.
●	In recommending candidates to the Board for election as directors, the G&N Committee will consider the foregoing minimum qualifications as well as each candidate’s credentials, keeping in mind our desire, as stated in our Governance Principles, to have a Board representing varied experiences and backgrounds, as well as expertise in or knowledge of specific areas that are relevant to our business activities, including those set forth in our Director Skills and Experience Matrix on page 9.

10 2025 PROXY STATEMENT | SIMON PROPERTY GROUP

CORPORATE GOVERNANCE

Board Refreshment, Orientation and Education

Ongoing Evaluation and Continuous Review	1
●
Although we do not have term limits or a mandatory retirement age for our directors, we do believe that periodic board refreshment is beneficial.
●
Evidencing our commitment to thoughtful refreshment, the G&N Committee regularly meets to evaluate the current composition of the Board and whether changes in such make-up may be advisable as well as identifying key characteristics to focus on in the event adding or replacing a director is necessary or advisable.
●
Specific skills, experience and characteristics are discussed and evolve through the process so as to allow the G&N Committee to be prepared to make an informed recommendation for any opportunities to update the composition of the Board, all in furtherance of our Governance Principles.


Search	2
●
The G&N Committee actively solicits recommendations and feedback from members of the Board as to general characteristics to target for possible new members of the Board as well as for any specific individuals who might make a compelling case should the opportunity arise. In addition, once there is a need for an addition to the Board or replacement of a departing member, the G&N Committee would engage a third-party search firm to assist in the process.
●
When a possible need is identified, the G&N Committee is empowered to engage with third-party, executive search firms who work to tailor search parameters to the specific criteria from the G&N Committee, which they regularly review and update based on the circumstances driving the search. In addition, the G&N Committee regularly solicits information from all members of the Board on types of candidates to focus on as well as any specified individuals. The result is a dynamic process which is informed by the necessary experience and expertise of both current Board members and independent, third parties.


Interview Process	3
●
All identified candidates are screened through a rigorous process, beginning with any applicable search firm, and interviewed by members of the G&N Committee, the Lead Independent Director, the Chief Executive Officer and other independent members of the Board and senior management.
●
This process is intended to ensure that proposed candidates have the requisite tangible experience but also possess the interpersonal characteristics that are so important to maintaining the appropriate culture of our Board.


Orientation and On-Boarding	4
●
All new directors participate in a director orientation program upon joining our Board, which includes a series of meetings with senior management representatives from all of our business and platform areas to review and discuss information about our company, industry, and operations.
●
These meetings are informed by materials generated by management, specifically tailored to the individual characteristics, skills, experience and background of such candidate.
●
This process provides invaluable exposure to, and familiarity with, members of senior management, which further enhances the ability to execute on the Board’s oversight mandate for the Company.
●
Based on input from our directors, we believe this fulsome on-boarding approach, coupled with participation in regular Board and committee meetings, provides new directors with a strong foundation in our company’s businesses, connects directors with members of management with whom they will interact and oversee, and accelerates their effectiveness to engage fully in Board deliberations.


Education	5
●
Director education is vital to the ability of directors to fulfill their roles and supports Board members in their continuous learning.
●
The Board encourages directors to participate annually in external continuing director education programs.
●
Our G&N Committee regularly updates members of the Board on current and ongoing educational offerings, and our company reimburses directors for their expenses associated with this participation.

2025 PROXY STATEMENT | SIMON PROPERTY GROUP 11

CORPORATE GOVERNANCE

Management Succession Planning

●	The Board is responsible for ensuring we have a high-performing management team in place. The Board, with the assistance of the Compensation and Human Capital Committee (the “Compensation Committee”), regularly conducts a detailed review of management development and succession planning activities to ensure top management positions, including the CEO position, can be filled without undue interruption. This formal process is undertaken at least annually. In addition, the Board assesses candidates during Board and committee meetings and in less formal settings to allow directors to personally evaluate candidates.
●	Our succession planning process has two tiers to facilitate orderly succession:
o	Emergency Succession Plan: The first tier contemplates succession planning in the case of an emergency during which one or more members of our current management are unable to perform their duties.
◾	Our Board has established and actively implemented steps to address emergency CEO planning in extraordinary circumstances.
◾	Our emergency CEO succession planning is intended to enable the Company to respond to unexpected position vacancies, including those resulting from major medical conditions, accidents or catastrophes, by continuing the Company’s safe and sound operation and minimizing potential disruption or loss of continuity to our Company’s business and operations.
◾	In the event of any such vacancy, the Board is prepared to effectuate all actions necessary to allow seamless transition of management and operations and communicate the same to all relevant stakeholders.
o	Long-Term Succession Plan: The second tier involves long-term planning to identify and develop talent with potential to step in as our future management team.
◾	As part of our longer-term succession planning, we continually evaluate changes to our organizational architecture to prepare the Company for the next chapter in its evolution.
◾	Executive roles are evaluated and reorganized to drive our operational and strategic initiatives while allowing for growth opportunities for the next generation of potential leaders.
●	Our CEO regularly consults with the independent members of the Board and provides recommendations and evaluations of potential CEO successors and reviews their development progress. Our Board reviews potential internal senior and middle management candidates with our CEO and our Chief Administrative Officer (“CAO”) annually, including the qualifications, experience, and development priorities for these individuals as well as identified succession plans for each role and individual. Further, our Board, through reports from the Compensation Committee, periodically reviews the overall composition of our senior management’s qualifications, tenure, and experience.
●	Stability and orderly transitions in senior management have been a hallmark of our success. Mr. David Simon, our Chairman, CEO and President, Mr. John Rulli, our CAO and Mr. Steven Fivel, our General Counsel, were all with the Company at our IPO in 1993 and have been in their respective positions for substantial durations. In June 2018, the Company promoted Mr. Brian McDade to Executive Vice President and Chief Financial Officer (“CFO”) after 14 years with the Company, and more recently, Mr. Eli Simon was elevated to Executive Vice President and Chief Investment Officer on March 20, 2025, reflecting his expanded role in overseeing the Company’s investment strategy.
●	The Company has long been focused on repeating this cycle with our next generation, purposefully building a deep bench of management talent behind our C-suite. Given the complex nature of our business, we prefer to promote individuals from within who gain a long-term understanding of our business and exceed performance

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expectations. Accordingly, we place a high emphasis on building talent from within and developing internal pathways to top leadership positions.
●	Evidence of this approach is tangible and reflected in the strong success we have had in retaining and promoting from within (time period as of December 31, 2024 unless otherwise noted):
o	The average tenure of an employee of Simon is 8.8 years, which exceeds the average tenure of the workforce nationwide of 3.9 years (based on information from the U.S. Bureau of Labor Statistics, September 2024).
o	48% of our corporate employees and 28% of our field employees operating at our properties have been with Simon for 10 years or more; there are 394 employees at Simon with 20 years or more of service.
o	In the period of January 1, 2024 through December 31, 2024, 132 corporate employees were promoted, a 17% increase from the prior year period.
●	Also see “Compensation Discussion and Analysis “on page 40 of this Proxy for a discussion of how the Compensation Committee uses our Long-Term Incentive compensation program to retain a deep bench of talent and train our next potential leaders, as well as the Compensation Committee’s approach regarding the compensation of successor executives.

Director Independence

The Board has adopted standards to assist it in making determinations of director independence. These standards incorporate, and are consistent with, the definition of “independent” contained in the NYSE Listed Company Manual and other applicable laws, rules and regulations in effect from time to time regarding director independence. These standards are included in our Governance Principles, which are available at governanceprinciples.simon.com. The Board has affirmatively determined that each person nominated by the Board for election as a director by the holders of voting shares of the Company’s common stock and listed in this Proxy Statement meets these standards and is independent.

Ten (10) of our director nominees are independent under the requirements of the NYSE. All of the members of the Audit Committee, G&N Committee and Compensation Committee are independent directors under the listing requirements and rules of the NYSE and other applicable laws, rules, and regulations. Mr. Allan Hubbard, who is currently on the Compensation Committee and G&N Committee and will be retiring from the Board effective May 14, 2025, is also independent under the listing requirements and rules of the NYSE and other applicable laws, rules and regulations.

Mr. David Simon, Mr. Richard S. Sokolov and Mr. Eli Simon, our Class B directors, are our employees and are not independent directors. Mr. Herbert Simon, who served as a Class B director until February 4, 2025, was also employed by the Company and not an independent director.

The Board’s Role in Oversight of Risk Management

Board of Directors’ Responsibilities

●	While risk management is primarily the responsibility of our management, the Board provides overall risk oversight focusing on the most significant risks we face.

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Audit Committee Responsibilities

●	The Board has delegated to the Audit Committee primary oversight of the Company’s Enterprise Risk Management Program and the Audit Committee provides regular reports to the full Board on it.
●	In addition, as part of its oversight of risk management, the Audit Committee reviews the Company’s cybersecurity and other information security risks, controls and procedures, including those related to data privacy and network security, and any specific cybersecurity issues that could affect the adequacy of the Company’s internal controls.
●	Our Company-wide Enterprise Risk Management Program identifies and assesses the major risks we face and includes the development of strategies for controlling, mitigating and monitoring those risks. As part of this process, every year in the third and fourth quarters, on behalf of the Audit Committee, the Company’s internal Audit Services function reviews and assesses the Company’s Enterprise Risk Management Program, including how risks are identified, managed, measured, monitored and reported. The identified risks and risk mitigation strategies are validated with management and presented to the Audit Committee and the Company’s independent auditors for their review during the first quarter of the following year. These risks and the Company’s mitigation efforts are monitored throughout the year.
●	Our Audit Services leadership is responsible for supervising the Enterprise Risk Management Program described above and, in that role, reports directly to the Audit Committee.
●	Other members of senior management who have responsibility for designing and implementing various aspects of our risk management process also regularly meet with the Audit Committee.
●	The Audit Committee also discusses our identified financial and operational risks, and receives reports from, senior members of management, including our CEO and Chief Financial Officer.

Compensation and Human Capital Committee Responsibilities

●	The Compensation Committee is responsible for overseeing risks relating to our compensation policies and practices. Specifically, the Compensation Committee oversees the design of incentive compensation arrangements for our executive officers to implement our pay-for-performance philosophy without encouraging or rewarding excessive risk-taking by our executive officers.

Governance and Nominating Committee

●	The G&N Committee assists and generally advises the Board on sustainability matters, including overseeing the Company’s sustainability strategy and related goals and policies, and periodically reviewing with management the Company’s progress towards the achievement of such strategy and goals.
●	The G&N Committee also monitors and annually reviews, and if appropriate, recommends to the Board revisions to applicable stock ownership guidelines for members of the Board.

Management Responsibilities

●	Our management regularly conducts additional reviews of risks, as needed, or as requested by the Board or applicable committee.

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Majority Vote Standard for Election of Directors in Uncontested Elections

Our Amended and Restated By-Laws (the “By-Laws”) provide for a majority of votes cast standard for the election of directors in an uncontested election. The majority of votes cast standard for purposes of the election of director nominees means that in order for a director to be elected, the number of votes cast FOR a director’s election must exceed the number of votes cast AGAINST that director’s election, provided a quorum is present. Any incumbent director who, in an uncontested election, receives a greater number of AGAINST votes than FOR votes must promptly tender his or her resignation to the Board, subject to its acceptance. The G&N Committee will promptly consider the tendered resignation and recommend to the Board whether to accept or reject it or take a different action. Both the Board and G&N Committee may consider any factors they deem appropriate and relevant to their actions. The Board will act on the tendered resignation, taking into account the G&N Committee’s recommendation. The affected director cannot participate in any part of the process. We will publicly disclose the Board’s decision by a press release, a filing with the SEC or other broadly disseminated means of communication within 90 days after the shareholders’ vote has been certified. In a contested election (in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the votes cast by the holders of shares entitled to vote on the election of directors, provided a quorum is present.

Nominations for Directors

The G&N Committee will consider director nominees recommended by shareholders. A shareholder who wishes to recommend a director candidate in this manner should send such recommendation to our Secretary at 225 W. Washington Street, Indianapolis, Indiana 46204, who will forward it to the G&N Committee. Any such recommendation shall include a description of the candidate’s qualifications for Board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, the addresses and telephone numbers for contacting the shareholder and the candidate for more information and the other information required by Section 1.10 of our By-Laws. A shareholder who wishes to nominate an individual as a director candidate at an Annual Meeting of Shareholders, rather than either recommend the individual to the G&N Committee as a nominee or utilize the proxy access process described below and set forth in Section 1.11 of our By-Laws, shall comply with the advance notice requirements for shareholder nominations set forth in Section 1.10 of our By-Laws.

Communications with the Board

The Board has implemented a process by which our shareholders and other interested parties may communicate with one or more members of our Board, its committees, the Lead Independent Director or the independent directors as a group. Interested parties can send any such communication to Simon Property Group, Inc., Board of Directors, c/o Secretary, 225 W. Washington Street, Indianapolis, Indiana 46204. The Board has instructed our Secretary to promptly forward all such communications to the specified addressees thereof.

Transactions with Related Persons

Annually, each director and executive officer is obligated to complete a director and officer questionnaire, which requires disclosure of any transactions with us in which the director or executive officer, or any member of his or her immediate family, has or will have an interest. Pursuant to our Code of Business Conduct and Ethics at codeofconduct.simon.com, which is also available in the Governance section of our website at investors.simon.com, the Audit Committee must review and approve all related person transactions in which

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any executive officer, director, director nominee or more than 5% shareholder of the Company, or any of their immediate family members, had, has or will have a direct or indirect material interest. Pursuant to the charter of the Audit Committee, which is available in the Governance section of our website at investors.simon.com, the Audit Committee may not approve a related person transaction unless (1) it is in, or not inconsistent with, our best interests and (2) where applicable, the terms of such transaction are at least as favorable to us as could be obtained from an unrelated third party. Our Restated Certificate of Incorporation (the “Charter”) requires that at least a majority of our directors be neither our employees nor members or affiliates of members of the Simon family. Our Charter further requires that transactions involving the Company, individually or in our capacity as general partner of our subsidiary, Simon Property Group, L.P. (the “Operating Partnership”), and any entity in which any of the Simons has an interest must, in addition to any other vote that may be required, be approved in advance by a majority of such independent directors. We currently have eleven independent directors serving on the Board.

Our General Counsel is charged with reviewing any conflict of interest involving any other employee.

Transactions with the Simons

Shopping Center Management and MSA Operations

Since 1993 we have managed two shopping centers owned by entities in which Mr. David Simon and Mr. Herbert Simon have ownership interests, for which we received a fee of $3,912,892 in 2024 pursuant to management agreements that provide for our receipt of a management fee and reimbursement of our direct and indirect costs.

We provide office space and support services to Melvin Simon & Associates, Inc. (“MSA”), a related party, for which we received a fee of $850,000 in 2024. MSA is owned 30.94% by trusts for the benefit of Mr. Herbert Simon, 3.04% by a trust for the benefit of Mr. David Simon, and by certain other shareholders. Please see footnote 4 to the Principal Shareholders Table on page 36 of this Proxy Statement for additional information on MSA.

Aircraft Reimbursement and Payments

DS Aviation, LLC (“DS Aviation”), an entity which is beneficially owned by Mr. David Simon, owns an aircraft (the “DS Aircraft”) which was used in 2024, in part, by the Company, for business purposes, pursuant to a lease agreement. The total amount paid in 2024 to DS Aviation was $3,518,175 under the lease.

In addition, Simon Hangar, LLC (“Hangar”), an entity which is beneficially owned by Mr. Herbert Simon, who retired from our Board effective February 4, 2025, received $58,000 relating to the Company’s business use of the DS Aircraft, pursuant to a management services agreement. The Company also reimbursed DS Aviation $21,760 for the temporary use of Mr. Herbert Simon’s aircraft for business purposes. The foregoing amounts charged to or reimbursed by the Company are less than the total actual cost per hour of operating the aircraft and are substantially less than the cost of chartering equivalent aircraft from unrelated third parties, based on a 2024 review and study of third-party market providers of such services and a review of actual costs incurred.

HS Arrow, LLC (“HS Arrow”), an entity beneficially owned by Mr. Herbert Simon, owns an aircraft (the “HS Aircraft”) which was used, in part, for Company related business in 2024. The Company reimbursed Mr. Herbert Simon a fixed annual amount of $250,000 for the Company’s business use of the HS Aircraft in 2024 pursuant to a reimbursement agreement. Such reimbursement includes all costs, fees, charges and expenses incurred by HS Arrow with respect to the Company use of the aircraft by Mr. Herbert Simon. This agreement terminated effective February 4, 2025, and all future reimbursements and payments have ceased.

These agreements were unanimously approved by the independent members of the Board of Directors upon the recommendation of the Company’s General Counsel and the Audit Committee of the Board of Directors.

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Terms of Employment of Mr. Eli Simon

Mr. Eli Simon is a Class B Director, Executive Vice President and Chief Investment Officer and the son of Mr. David Simon. In 2024, the Company paid Mr. Eli Simon a base salary of $575,000 and a bonus of $650,000. In 2024, Mr. Eli Simon was awarded a maximum opportunity of $500,000 under the 2024 Corporate Incentive Compensation Plan (“ICP”), and a maximum opportunity of $2,000,000 under the 3-year Senior Executive Long Term Incentive Program for the 2024-2026 performance period (“2024 LTIP”). Mr. Eli Simon’s 2024 LTIP Award consists of a 25% time-based component awarded as restricted stock units that will vest and settle as shares of the Company’s common stock on March 6, 2027, subject to his continued employment with the Company and a 75% component comprised of performance-based LTIP units that may be earned during the 3-year performance period through December 31, 2026. Any performance-based LTIP units that are earned will vest on January 1, 2028, subject to his continued employment with the Company. Additionally, on August 29, 2024, in connection with the Company’s sale of its interest in Authentic Brands Group, Mr. Eli Simon received an award of restricted stock under our Amended and Restated Other Platform Investments Incentive Program with a grant date value of $6,967,667 which vests ratably over four years, subject to his continued employment with the Company. The foregoing employment and compensation arrangements for Mr. Eli Simon have been reviewed and approved by the Compensation Committee and the independent directors of the Board.

Terms of Employment of Mr. Sam Simon

Mr. Sam Simon was hired in September 2024 as Senior Vice President, Corporate Investments and is the son of Mr. David Simon. In 2024, the Company paid Mr. Sam Simon an annualized base salary of $250,000 and a sign-on bonus of $157,500. The foregoing employment and compensation arrangements for Mr. Sam Simon have been reviewed and approved by the independent directors of the Board.

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Committee Function and Membership

Audit Committee

9	Meetings in 2024

Function, Authority and Primary Responsibilities

●
Assists the Board in monitoring the integrity of our financial statements, internal control over financial reporting, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function and our compliance with legal and regulatory requirements.
●
Oversees the Company’s Enterprise Risk Management Program and cybersecurity preparedness.
●
Sole authority to appoint or replace our independent registered public accounting firm and pre-approves the auditing services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms thereof.
●
Authority to retain legal, accounting or other advisors.
●
Reviews and discusses with management and our independent registered public accounting firm our annual audited financial statements, our quarterly earnings releases and financial statements, significant financial reporting issues and judgments made in connection with the preparation of our financial statements and any major issues regarding the adequacy of our internal controls.
●
Issues the report on its activities which appears in this Proxy Statement.
●
Oversees and discusses with management the Company’s annual disclosure of its sustainability, including sustainability matters and efforts in the form of an annual sustainability report.
●
The charter of the Audit Committee requires that each member meet the independence and experience requirements of the NYSE, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the SEC.

Members
Marta R. Stewart (Chair)
Larry C. Glasscock
Nina P. Jones
Reuben S. Leibowitz
Randall J. Lewis
Stefan M. Selig

Committee Charter
The Audit Committee charter is available on our website at: investors.simon.com/corporate-governance/committee-composition.

The Report of the Audit Committee is on page 79.

All members are Independent

All members are “audit committee financial experts” as defined by the rules of the SEC

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Compensation and Human Capital Committee

8	Meetings in 2024

Function, Authority and Primary Responsibilities

●
Sets remuneration levels for our executive officers.
●
Reviews significant employee benefit programs.
●
Establishes and administers our executive compensation program and our stock incentive plan.
●
Reviews and discusses with management the Compensation Discussion and Analysis, and, if appropriate, recommends its inclusion in our Annual Report and Proxy Statement.
●
Issues the report on its activities which appears in this Proxy Statement.
●
Oversees human capital management, including but not limited to management succession planning and talent recruitment, development and retention.
●
Periodically reviews and makes recommendations to the Board, as appropriate, with respect to certain of the Company’s human capital management strategies and policies, including with respect to matters such as management succession planning, workplace environment and culture, and talent recruitment, development and retention.
●
Authorized to delegate authority to subcommittees of directors or designated executive officers for any matter that does not affect the compensation of executive officers.
●
Authorized to retain the advice and assistance of compensation consultants and legal, accounting or other advisors.
—
Its current independent compensation consultant, Semler Brossy Consulting Group, LLC (“Semler Brossy”), has served the Committee since 2011.
—
Semler Brossy does not provide any other services to management of the Company.
—
Semler Brossy assists the Compensation Committee in the review and design of the Company’s executive compensation program.
●
The charter of the Compensation Committee requires that each member meet the independence requirements of the NYSE and the rules and regulations of the SEC.

Members
Reuben S. Leibowitz (Chair)
Allan Hubbard[1]
Stefan M. Selig
Daniel C. Smith, Ph.D.

Committee Charter
The Compensation Committee charter is available on our website at: investors.simon.com/corporate-governance/committee-composition.

The Compensation and Human Capital Committee Report is on page 39.

All members are Independent

Compensation and Human Capital Committee Interlocks and Insider Participation
No member of the Compensation Committee during 2024 was an officer, employee or former officer of us or any of our subsidiaries or had any relationship requiring disclosure in this Proxy Statement pursuant to SEC regulations. In 2024, none of our executive officers served as a member of a compensation committee or a director of another entity under the circumstances requiring disclosure in this Proxy Statement pursuant to SEC regulations.

1 A. Hubbard will be retiring from the Board of Directors, effective May 14, 2025.

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Governance and Nominating Committee

5	Meetings in 2024

Function, Authority and Primary Responsibilities

●
Nominates persons to serve as directors in accordance with our Governance Principles and prescribes appropriate qualifications for Board members.
●
Develops and recommends to the Board the Governance Principles applicable to the Company and the Board, leads the Board in its annual evaluation of the Board’s performance, oversees the assessment of the independence of each director, reviews compliance with stock ownership guidelines and makes recommendations regarding compensation for non-employee directors.
●
Responsible for screening director candidates but may solicit advice from our CEO and other members of the Board.
●
Authority to retain legal, accounting or other advisors, and has sole authority to approve the fees and other terms and conditions associated with retaining any such external advisors.
●
Assists and generally advises the Board on sustainability matters, including overseeing the Company’s sustainability strategy and related goals and policies, and periodically reviewing with management the Company’s progress towards the achievement of such strategy and goals.
●
The charter of the G&N Committee requires that each member meet the independence requirements of the NYSE and any other legal and regulatory requirements.

Members
Glyn F. Aeppel (Chair)
Larry C. Glasscock
Allan Hubbard[1]
Gary M. Rodkin
Peggy Fang Roe

Committee Charter
The G&N Committee charter is available on our website at: investors.simon.com/corporate-governance/committee-composition.

All members are Independent

1 A. Hubbard will be retiring from the Board of Directors, effective May 14, 2025.

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Director Compensation

The Board believes that competitive compensation arrangements are necessary to attract and retain qualified independent directors. Compensation applicable to service on the Board by our non-employee directors for 2024 is listed below.

●	Annual Cash Retainer: $110,000, paid quarterly.
●	Restricted Stock Awards: Valued on the grant date at $175,000.
—	Vests on the first anniversary of the grant date

Committee chairpersons, committee members and our Lead Independent Director are entitled to the following additional retainers, paid 50% in cash and 50% in unvested restricted stock:

●	Lead Independent Director Retainer: $50,000
●	Committee Chairperson Retainer:
—	Audit Committee: $35,000
—	Compensation and Human Capital Committee: $35,000
—	Governance and Nominating Committee: $25,000
●	Committee Membership Retainer:
—	Audit Committee: $15,000
—	Compensation and Human Capital Committee: $15,000
—	Governance and Nominating Committee: $10,000

Our 2019 Stock Incentive Plan (the “2019 Plan”) provides that the aggregate grant date fair market value of equity awards that may be granted during any fiscal year to a non-employee director shall not exceed $750,000.

Director Stock Ownership Guidelines

We have a stringent stock retention policy that further aligns our directors’ financial interests with those of our shareholders. The Company believes that it is advisable for its independent directors to retain a fixed dollar amount of Company common stock as opposed to a fixed number of common shares. The stock ownership guidelines for each of the Company’s independent directors require that each independent director own $850,000 worth of common stock of the Company (or the equivalent amount of limited partnership units of the Operating Partnership) by no later than six years after the date he or she is elected to the Board. Stock options and unvested shares of restricted stock do not count toward this requirement. The ownership guidelines also require independent directors to hold shares acquired upon the vesting of restricted stock awards received as compensation for their service on the Board and its committees, together with all dividends paid on such awards which are required to be utilized to purchase additional shares of the Company’s common stock, in the director account of the Company’s deferred compensation plan until the director retires, dies or becomes disabled, or otherwise no longer serves as a director. The Company’s deferred compensation plan is described in “Other Elements of Compensation & Policies” in the “Compensation Discussion and Analysis” section of this Proxy Statement on page 57.

Any director who is prohibited by law or by applicable regulation of his or her employer from having an ownership interest in our securities will be exempt from this requirement until the restriction is lifted, at which time he or she

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will have the following six-year period to comply with the ownership guidelines. The Board may grant exceptions on a case-by-case basis.

As of March 17, 2025, all independent directors of the Board have met or, within the applicable period, are expected to meet, these stock ownership guidelines.

Additionally, directors are subject to limitations on trading our securities, including prohibitions on hedging our securities, under our Insider Trading Policy.

2024 Independent Director Compensation

The following table sets forth information regarding the compensation we paid to our independent directors for 2024:

	FEES EARNED OR
NAME(1)	PAID IN CASH	STOCK AWARDS(2)	TOTAL
Glyn F. Aeppel	$122,500	$194,110	$316,610
Larry C. Glasscock	$147,500	$219,854	$367,354
Allan Hubbard (3)	$122,500	$194,110	$316,610
Nina P. Jones	$114,602	$246,106	$360,708
Reuben S. Leibowitz	$135,000	$206,982	$341,982
Randall J. Lewis	$117,500	$188,932	$306,432
Gary M. Rodkin	$115,000	$186,269	$301,269
Peggy Fang Roe	$115,000	$186,269	$301,269
Stefan M. Selig	$125,000	$196,626	$321,626
Daniel C. Smith, Ph.D.	$117,500	$188,932	$306,432
Marta R. Stewart	$127,500	$199,289	$326,789

1.	As of December 31, 2024, the independent directors owned shares of restricted stock subject to vesting requirements in the following amounts: Glyn F. Aeppel—1,312; Larry C. Glasscock—1,486; Allan Hubbard—1,312; Nina P. Jones—1,673; Reuben S. Leibowitz—1,399; Randall J. Lewis—1,277; Gary M. Rodkin—1,259; Peggy Fang Roe—1,259; Stefan M. Selig—1,329; Daniel C. Smith, Ph.D.—1,277; and Marta R. Stewart—1,347.

Mr. David Simon, Mr. Richard S. Sokolov and Mr. Eli Simon, who were also directors during 2024, are not included in this table because they are not independent directors and did not receive any compensation for their service as directors. In 2024, Mr. Herbert Simon, who retired from the Board of Directors effective February 4, 2025, received $100,000 in employment compensation for his service as our Chairman Emeritus. The compensation paid to Mr. David Simon as an executive officer of the Company is shown in the 2024 Summary Compensation Table on page 61 of this Proxy Statement. The compensation paid to Mr. Eli Simon, as an employee of the Company is described in “Corporate Governance–Transactions with the Simons on page 16 of this Proxy Statement.

2.	Represents the ASC 718 grant date fair value of the restricted stock awarded to the directors, determined based on the closing price of our common stock as reported by the NYSE on the date of grant. Restricted stock granted to directors must be held in the director deferred compensation account, and dividends on the restricted shares must be reinvested in additional shares of common stock which also must be held in the director deferred compensation account. One of our directors elected to defer his cash compensation in 2024.
3.	A. Hubbard will be retiring from the Board of Directors, effective May 14, 2025.

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Proposal 1: Election of Directors

Based on the recommendation of the G&N Committee, the Board has nominated the following ten (10) persons listed as “Nominees for Director to be Elected by Holders of Voting Shares.”

●	All of the nominees are current directors.
●	We expect each nominee for election as a director named in this Proxy Statement will be able to serve if elected.
●	If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees.
The Board Unanimously Recommends that Shareholders Vote “FOR” the following independent director Nominees:
●	The names, principal occupations and certain other information about the nominees for director, as well as key experiences, qualifications, attributes and skills that led the G&N Committee to conclude that such person is currently qualified to serve as a director, are set forth on the following pages.

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PROPOSAL 1: ELECTION OF DIRECTORS

Overview of Director Nominees1

		DIRECTOR		COMMITTEES
nAME AND pRImARY OCCUPATION	Age	Since	Ind	A	CHC	GN	Other Public Board(s)

Glyn F. Aeppel President and Chief Executive Officer of Glencove Capital	66	2016				C	• AvalonBay Communities, Inc. • Maui Land & Pineapple Company, Inc.
Larry C. Glasscock Former Chairman of Anthem, Inc.	76	2010		•		•	• Sysco Corporation
Nina P. Jones Retired Vice President and Portfolio Manager of T. Rowe Price	45	2024		•			• Equity Residential
Reuben S. Leibowitz Managing Member of JEN Partners	77	2005		•	C
Randall J. Lewis Managing Partner for Cleveland Avenue, LLC	62	2023		•			• Guardian Pharmacy Services
Gary M. Rodkin Retired Chief Executive Officer of ConAgra Foods, Inc.	72	2015				•	• McCormick & Company Incorporated
Peggy Fang Roe Executive Vice President and Chief Customer Officer of Marriott International	53	2021				•
Stefan M. Selig Founder of BridgePark Advisors LLC	62	2017		•	•		• Safehold Inc.
Daniel C. Smith, Ph.D. Clare W. Barker Professor of Marketing, Kelley School of Business, Indiana University	67	2009			•
Marta R. Stewart Retired Executive Vice President and Chief Financial Officer of Norfolk Southern Corporation	67	2018		C			• Sherwin Williams Company

IND = Independent  = Lead C = Chair • = Member

A = Audit CHC = Compensation and Human Capital GN = Governance and Nominating

1 A. Hubbard will be retiring from the Board of Directors, effective May 14, 2025. At such time, the Board anticipates reducing the size of the Board by one, in accordance with the terms of the Company’s By-Laws.

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PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Director to be Elected by Holders of Voting Shares

Glyn F. Aeppel	Director since 2016

Independent Age: 66 Committees ● Governance and Nominating (Chair)

Career Highlights

●
President and Chief Executive Officer of Glencove Capital, a lifestyle hospitality investment and advisory company that she founded in 2010.
●
Chief Investment Officer of Andre Balazs Properties (October 2008 to May 2010).
●
Executive Vice President of Acquisitions and Development for Loews Hotels and was a member of its executive committee (April 2006 to October 2008).
●
Principal of Aeppel and Associates (April 2004 to April 2006).
●
Executive positions with Le Meridien Hotels, Interstate Hotels & Resorts, Inc., FFC Hospitality, LLC, Holiday Inn Worldwide and Marriott Corporation (prior to April 2004).
●
Board of directors of Maui Land & Pineapple Company, Inc. and also AvalonBay Communities, Inc. She also serves on the boards of Exclusive Resorts, LLC, Gilbane Inc., and Concord Hospitality Enterprises.
●
Previously served on the boards of Key Hospitality Acquisition Corporation, Loews Hotels Corporation and Sunrise Senior Living, Inc.
Other Current Public Company Directorships ● AvalonBay Communities, Inc. ● Maui Land & Pineapple Company, Inc. Education ● Principia College, B.A. ● Harvard Business School, M.B.A.

Director Qualifications

Ms. Aeppel has more than 30 years of experience in property acquisitions, development and financing. Ms. Aeppel has experience in both public and private companies focusing on the acquisition, operation and branding of hotel properties, including serving as Chief Investment Officer at Andre Balazs Properties and Executive Vice President, Acquisitions and Development, of Loews Hotel Corporation.

Larry C. Glasscock	Director since 2010

Lead Independent Age: 76 Committees ● Audit ● Governance and Nominating

Career Highlights

●
Former Chairman of Anthem, Inc., a healthcare insurance company, now known as Elevance Health, Inc. (November 2005 to March 2010).
●
President and Chief Executive Officer of WellPoint, Inc. (2004 to 2007).
●
Previously served as Chairman, President and Chief Executive Officer of Anthem, Inc. from 2003 to 2004 and served as President and Chief Executive Officer of Anthem, Inc. from 2001 to 2003.
●
Previously served as a director of Anthem, Inc., as a director for Sprint Nextel Corporation until 2013, and as a director and non-executive chairman of Zimmer Biomet Holdings, Inc. until 2021.
●
Currently is a director of Sysco Corporation.
●
Served as the Chief Executive Officer of the nation’s leading health benefits company for many years. He has experience in leading a large public company, setting and implementing strategic plans, developing and implementing turnaround and growth strategies, and developing talent and participating in successful leadership transitions.
Other Current Public Company Directorships ● Sysco Corporation Former Public Company Directorships within the Last Five Years ● Zimmer Biomet Holdings, Inc. Education ● Cleveland State University, B.B.A.

Director Qualifications

Mr. Glasscock also has experience leading acquisitions of companies. In addition, he worked in financial services for over 20 years and can identify meaningful metrics to assess a company’s performance. He also serves, and has served for over 15 years, as a director of other public companies. The Board has determined that Mr. Glasscock is an “audit committee financial expert.”

2025 PROXY STATEMENT | SIMON PROPERTY GROUP 25

PROPOSAL 1: ELECTION OF DIRECTORS

Nina P. Jones	Director since 2024

Independent Age: 45 Committees ● Audit

Career Highlights

●
Has over 15 years of real estate investing experience at T. Rowe Price, a global investment manager with over $1 trillion in assets under management.
●
She most recently served as Vice President, Portfolio Manager, of the T. Rowe Price U.S. Real Estate Equity Strategy until her retirement in December 2023.
●
Previously served as portfolio manager of the U.S. Real Estate Equity Strategy (2019 to 2023).
●
Previously served as portfolio manager of the Global Real Estate Equity Strategy (2015 to 2021).
●
Previously served as global team leader for real estate at T. Rowe Price influencing over $50 billion of assets under management across the platform including as an advisory committee member of the Mid-Cap Value, Institutional Large-Cap Value, Global Growth, Global Stock, and Financial Services strategies.
●
Previously served as a Senior Associate in Audit and Risk Advisory for KPMG, earning the CPA designation.
Other Current Public Company Directorships ● Equity Residential Education ● University of Maryland, B.S. ● Columbia University, M.B.A.

Director Qualifications

Ms. Jones currently is a Trustee of Equity Residential, where she is a member of the audit committee and a member of the corporate governance committee.

Ms. Jones is a certified public accountant and has significant experience reviewing financial statements during her tenure with KPMG. She also has extensive experience analyzing and investing in real estate companies. The Board has determined that Ms. Jones is an "audit committee financial expert."

Reuben S. Leibowitz	Director since 2005

Independent Age: 77 Committees ● Audit ● Compensation and Human Capital (Chair)

Career Highlights

●
Managing Member of JEN Partners, a private equity firm (Since 2005).
●
Managing Director of Warburg Pincus (1984 to 2005).
●
Director of Chelsea Property Group, Inc (1993 to 2004).
●
He led a major private equity firm’s real estate activities for many years and in that role was also responsible for implementing long-term corporate strategies.
●
He practiced 15 years as a CPA, including a number of years specializing in tax issues, and is an attorney. He has an in-depth understanding of our Premium Outlets® platform, having served as a director of Chelsea Property Group, the publicly-held company we acquired in 2004.
Other Current Public Company Directorships ● None Education ● Brooklyn College, B.S. ● New York University, M.B.A., L.L.M. ● Brooklyn Law School, J.D.

Director Qualifications

Mr. Leibowitz practiced 15 years as a CPA, including a number of years specializing in tax issues, and is an attorney. He has an in-depth understanding of our Premium Outlets® platform, having served as a director of Chelsea Property Group, the publicly-held company we acquired in 2004. The Board has determined that Mr. Leibowitz is an “audit committee financial expert.”

26 2025 PROXY STATEMENT | SIMON PROPERTY GROUP

PROPOSAL 1: ELECTION OF DIRECTORS

Randall J. Lewis	Director since 2023

Independent Age: 62 Committees ● Audit

Career Highlights

●
Mr. Lewis joined Cleveland Avenue in 2020 and is responsible for leading transaction sourcing, due diligence, financial evaluation and portfolio management of the firm’s portfolio investments.
●
He is the Managing Partner for Cleveland Avenue, LLC, a venture capital investment firm that invests in agrifood and beverage, related technologies, and life-style related technology investments. He is also a Certified Public Accountant.
●
He served his alma mater, Purdue University, as Executive Director for the Krannert Professional Development Center from 2013 to 2020.
●
Mr. Lewis currently serves on the board of directors for Guardian Pharmacy Services, where he is a member and serves as the chair of the audit committee.
●
He has over 35 years of finance, risk management, and operations experience. This includes his years with GE, Wells Fargo and Elevance Health, Inc. (formerly Anthem). While working for these Fortune 500 companies, he held various senior executive roles, including Executive Vice President and Chief Compliance Officer, Executive Vice President and Chief Auditor, Managing Director of Corporate Development, and Chief Executive Officer for a start-up logistics firm which was sold.
Other Current Public Company Directorships ● Guardian Pharmacy Services Education ● Purdue University, B.S., M.B.A.

Director Qualifications

Mr. Lewis’s experience has provided him extensive exposure and a high level of familiarity with applicable regulations regarding preparation and review of financial statements. The Board has determined that Mr. Lewis is an “audit committee financial expert.”

Gary M. Rodkin	Director since 2015

Independent Age: 72 Committees ● Governance and Nominating

Career Highlights

●
He is a member of the board of directors of Rutgers University and the Chairman of Feeding America, a national network of food banks.
●
Previously served as Chief Executive Officer and member of the board of ConAgra Foods, Inc. (2005 to May 2015).
●
Mr. Rodkin was Chairman and Chief Executive Officer of PepsiCo Beverages and Foods North America (February 2003 to June 2005).
●
Mr. Rodkin joined PepsiCo in 1998, after it acquired Tropicana, where Mr. Rodkin had served as President since 1995. From 1979 to 1995, Mr. Rodkin held marketing and general management positions of increasing responsibility at General Mills, with his last three years at the company as President, Yoplait Colombo.
●
Currently serves on the board of directors of McCormick & Company, Incorporated, where he is a member of the audit committee.
●
He served as a director of ConAgra Foods, Inc. from 2005 to 2015 and Avon Products, Inc. from 2008 to 2016.
Other Current Public Company Directorships ● McCormick & Company Incorporated Education ● Rutgers University, B.S. ● Harvard Business School, M.B.A.

Director Qualifications

Mr. Rodkin has extensive experience in the leadership and management of a large, packaged food company and expertise in branding and marketing of food and food service operations globally as the former Chief Executive Officer of ConAgra Foods, Inc.

2025 PROXY STATEMENT | SIMON PROPERTY GROUP 27

PROPOSAL 1: ELECTION OF DIRECTORS

Peggy Fang Roe	Director since 2021

Independent Age: 53 Committees ● Governance and Nominating

Career Highlights

●
She has served as Executive Vice President and Chief Customer Officer for Marriott International since 2023.
●
Ms. Roe is responsible for Marriott’s Global Customer Group overseeing the management of Marriott’s Portfolio of 30+ Brands and Experiences, Customer Experience Design and Innovation, Global Marketing, Data and Martech, The Marriott Bonvoy Loyalty Program, Partnerships, New Businesses, and the Worldwide Customer Engagement Centers.
●
Ms. Roe joined Marriott International in 2003 and has served in several positions before being named Executive Vice President and Chief Customer Officer, including Global Officer, Customer Experience, Loyalty & New Ventures, Chief Sales and Marketing Officer Asia Pacific, Global Operations, Global Brand Marketing and Brand Management.
●
She is the Executive Sponsor of the Women’s Associate Resource Group at Marriott International and served as a board member of the Hong Kong chapter of the Asian University of Women in Bangladesh.
●
Ms. Roe currently serves as the Board Chair for the Marriott – Alibaba joint venture and serves on the Board of Directors of the Association of National Advertisers.
Other Current Public Company Directorships ● None Education ● University of Michigan, B.A. ● Harvard Business School, M.B.A.

Director Qualifications

Ms. Roe has more than 20 years of experience in the hotel industry and serves as EVP and Chief Customer Officer for the largest global hospitality company in the world. In that role, Ms. Roe gained experience in globalization, leadership, and management.

Stefan M. Selig	Director since 2017

Independent Age: 62 Committees ● Audit ● Compensation and Human Capital

Career Highlights

●
Founder of BridgePark Advisors LLC, a strategic advisory firm. Prior to that Mr. Selig served as the Undersecretary of Commerce for International Trade for the U.S. Department of Commerce from 2014 to 2016.
●
Prior to joining Bank of America in May 1999, Mr. Selig held various senior investment banking positions, including Co-Head of Mergers & Acquisitions for UBS Securities.
●
He began his investment banking career in the Mergers & Acquisitions Group at The First Boston Corporation in 1984, and subsequently was an original member of Wasserstein Perella & Co.
●
Mr. Selig currently serves on the board of directors of Safehold Inc. where he is the lead independent director and serves on each of the audit, compensation and nominating and governance committees.
●
Mr. Selig also serves as a non-executive director for 5E Advanced Materials, Inc.
●
In the past five years, Mr. Selig served as Chairman of the Board of Venator Materials PLC; served as Chairman of the Board of directors of Rotor Acquisition Corp.; and served on the board of directors of Entercom Communications Corp., now known as Audacy, Inc.

Other Current Public Company Directorships

●
Safehold Inc.

Former Public Company Directorships within the Last Five Years

●
Venator Materials PLC
●
Rotor Acquisition Corp.
●
Entercom Communications Corp.
●
5E Advanced Materials, Inc.

Education

●
Wesleyan, B.A.
●
London School of Economics
●
Harvard Business School, M.B.A.

Director Qualifications

Mr. Selig is a highly accomplished banker and senior executive who has served in prominent leadership roles in both the private and public sectors. Mr. Selig also has extensive government and economic policy experience, having served as the Undersecretary of Commerce for International Trade for the U.S. Department of Commerce.

The Board has determined that Mr. Selig is an “audit committee financial expert.”

28 2025 PROXY STATEMENT | SIMON PROPERTY GROUP

PROPOSAL 1: ELECTION OF DIRECTORS

Daniel C. Smith, Ph.D.	Director since 2009

Independent Age: 67 Committees ● Compensation and Human Capital

Career Highlights

●
Served as The Clare W. Barker Professor of Marketing at the Kelley School of Business at Indiana University (the “Kelley School”).
●
Dr. Smith served as President and Chief Executive Officer of the Indiana University Foundation from 2012 to 2020 and as Dean of the Kelley School from 2005 to 2012.
●
Dr. Smith joined the faculty of the Kelley School in 1996.
●
Dr. Smith served as Chair of the Marketing Department, Chair of the MBA Program, and Associate Dean of Faculty and Research.
Other Current Public Company Directorships None Education ● The University of Toledo, B.S., M.B.A. ● University of Pittsburgh, Katz School of Business, Ph.D.

Director Qualifications

Dr. Smith has spent over 30 years teaching, conducting research, and consulting in the areas of marketing strategy, brand management, financial management, compensation, human resource development and corporate governance. He served as Dean of one of the country’s top rated and largest business schools and as the President and Chief Executive Officer of one of the nation’s largest university foundations with over $3.0 billion of assets. Both as Dean and Foundation Chief Executive Officer, he was responsible for financial oversight and long-term financial planning, hiring and retention policies, compensation policies, public relations and overall long-term strategy.

Marta R. Stewart	Director since 2018

Independent Age: 67 Committees ● Audit (Chair)

Career Highlights

●
Served as Executive Vice President and Chief Financial Officer of Norfolk Southern Corporation (2013 to 2017).
●
Mrs. Stewart began her career in 1979 at Peat Marwick (a predecessor to KPMG).
●
Mrs. Stewart joined Norfolk Southern Corporation in 1983 and served in several finance positions before becoming Vice President & Controller in 2003 and then Vice President & Treasurer in 2009.
●
Mrs. Stewart currently serves on the board of directors for Sherwin-Williams Company, where she is a member and serves as the chair of the audit committee and is a member of the nominating and corporate governance committee.
●
Mrs. Stewart previously served on the board of directors of The Raytheon Company, where she was a member of the audit committee and of the public policy and corporate responsibility committee from 2018 to 2020.
Other Current Public Company Directorships ● Sherwin Williams Company Former Public Company Directorships within the Last Five Years ● The Raytheon Company Education ● The College of William & Mary, B.B.A.

Director Qualifications

Mrs. Stewart has more than 35 years of experience in finance and served as Chief Financial Officer for one of the largest railway companies in the world. In that role, Mrs. Stewart gained extensive experience in leadership and management as well as expertise in accounting systems and controls of a Fortune 500 company traded on the NYSE.

The Board has determined that Mrs. Stewart is an “audit committee financial expert.”

2025 PROXY STATEMENT | SIMON PROPERTY GROUP 29

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Director to be Elected by the Voting Trustees Who Vote the Class B Common Stock

CLASS B COMMON STOCK VOTING

The voting trustees who vote our Class B common stock, and who have the right to elect up to four directors, have nominated the three persons listed below as “Nominees for Director to be Elected by the Voting Trustees Who Vote the Class B Common Stock.” All of the nominees are currently Class B directors. The trustees of the voting trust to which all 8,000 outstanding shares of the Class B common stock are subject (the “Class B Voting Trust”) have agreed to elect David Simon, Eli Simon and Richard S. Sokolov to the Board.

Background

●
The Company is a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended (the “Code”). Simon Property Group is structured as an umbrella partnership REIT under which substantially all of our business is conducted through Simon Property Group, L.P., or the “Operating Partnership”, the Company’s majority-owned partnership subsidiary, for which the Company is the general partner.

●
This structure, which has been in place since the Company’s initial public offering (“IPO”), is common among REITs and has allowed property owners to contribute their properties to the Operating Partnership in exchange for limited partnership interests in the Operating Partnership (“OP Units”), on a tax deferred basis. As of December 31, 2024, the Company owned an approximate 86.5% ownership interest in the Operating Partnership, with the remaining 13.5% ownership interest owned by limited partners. As the sole general partner of the Operating Partnership, the Company has exclusive control of the Operating Partnership’s day-to-day management.

●
The holders of Class B common stock, which converts automatically into an equal number of shares of common stock upon the occurrence of certain events and can be converted into shares of common stock at the option of the holders, have the right to elect up to four members of the Board of Directors. The Simon Family Group has owned all of the 8,000 shares of Class B common stock outstanding since the Company’s IPO in 1993, giving it the ability to elect a non-controlling minority of directors to the Board, currently choosing to elect only three (3) out of fourteen (14) current directors overall. All 8,000 outstanding shares of the Class B common stock are subject to a voting trust as to which Eli Simon and David Simon are the trustees.
8,000 Class B common shares owned by Simon Family Group since the Company’s IPO in 1993

●
This is not a typical dual-class structure, and the Class B Common Stock does not have “super-majority” or special control rights and has sunset provisions. This structure has been in place since the Company’s IPO over 30 years ago, was agreed upon with the Simon Family Group and many other OP Unit holders who contributed their assets to the Operating Partnership after the IPO and thereafter. Moreover, OP Unit holders, who do not have an equivalent vote for directors alongside holders of the Company’s common shares, relied on this structure in deciding to contribute their assets to the Operating Partnership, which has been a key to the Company’s historic growth. These contributions of assets resulted in the significant economic interest of these OP Unit holders in the Operating Partnership and contributed to the historical performance of the Company.

30 2025 PROXY STATEMENT | SIMON PROPERTY GROUP

PROPOSAL 1: ELECTION OF DIRECTORS

Structural Protections and sunset

The Company’s Charter also provides significant shareholder governance safeguards, including provisions providing that:

●	any transaction involving the Company in which the Simon Family Group has an interest requires the affirmative vote of a majority of the independent directors of the Board,
●	at least a majority of the Directors must be independent and
●	each member of the Audit Committee, G&N Committee and Compensation Committee must be independent.

In addition, the Charter sets forth the clear mechanism for a sunset to the provisions applicable to the Class B common stock. The Charter provides that (i) if the Simon Family Group’s aggregate equity ownership percentage in the Company and the Operating Partnership (the “Aggregate Ownership”) is reduced, via sale or transfer, to less than 50% of the Aggregate Ownership held by the Simon Family Group on August 9, 1996, the holders of the Class B common stock are entitled to elect two (2) non-controlling minority directors and (ii) if the Aggregate Ownership held by the Simon Family Group is for any reason reduced to less than 5% of the Aggregate Ownership, then all Class B common stock is automatically converted into ordinary common shares on a one-to-one basis.

A Closer Look:

Class B shareholders only have the right to elect a minority of directors to the Board. Currently only 3 of 4 Class B directors are elected

OP Unit holders have significant economic stake without voting rights. As of March 17, 2025:

●
326,243,424 common shares outstanding
●
50,714,240 outstanding OP Units owned by limited partners, without a corresponding common share vote, representing approximately $8.5 billion of value based on the Company’s share price as of such date
●
8,000 Class B common shares outstanding

Material Decisions ● Class B Directors cannot approve or disapprove material corporate decisions ● Transactions involving the Simon Family must be approved by a majority of the independent directors

OP Units have been and are transaction currency for Company growth, facilitating transactions with DeBartolo Realty (1996), Chelsea Property Group (2004), The Mills Corporation (2007), Prime Outlets (2010) and Taubman Centers (2020), among others

● OP Unit holders relied upon the Class B shareholder Board representation after contributing valuable assets to the Company	OP Unit holders can only gain voting rights equal to the holders of common shares through taxable conversion to common shares
Class B Directors are a minority of the Board and may not serve on Committees	Charter provides for mechanism for reduction and elimination of Class B director appointment right, in connection with the reduction of the Simon Family Group’s ownership interest in the Company

2025 PROXY STATEMENT | SIMON PROPERTY GROUP 31

PROPOSAL 1: ELECTION OF DIRECTORS

David Simon	Director since 1993

Chairman of the Board, Chief Executive Officer and President Age: 63

Career Highlights

●
Served as Chairman of the Company since 2007, CEO of the Company or its predecessor since 1995 and President of the Company since February 2019; a director of the Company or its predecessor since its incorporation in 1993; and President of the Company’s predecessor from 1993 to 1996.
●
From 1985 to 1990, Mr. Simon was an investment banker at two Wall Street firms, specializing in mergers and acquisitions and leveraged buyouts. He is the father of Mr. Eli Simon.

Other Current Public Company Directorships

●
Klépierre, S.A.
●
Apollo Global Management, Inc.

Former Public Company Directorships within the Last Five Years

●
Simon Property Group Acquisition Holdings, Inc.

Education

●
Indiana University, B.S.
●
Columbia Business School, M.B.A.

Director Qualifications

Mr. Simon has served as our CEO or the CEO of our predecessor for over 25 years. During that time, he has provided leadership in the development and execution of our successful growth strategy, overseeing numerous strategic acquisitions that have grown the Company into what is recognized as the nation’s leader in the ownership, development and management of premier shopping, dining, entertainment and mixed-use destinations.

Richard S. Sokolov	Director since 1996

Vice Chairman Age: 75

Career Highlights

●
Served as Vice Chairman of the Company since February 2019, a director of the Company or its predecessor since 1996 and President and Chief Operating Officer of the Company or its predecessor from 1996 to February 2019. He also served as President and Chief Executive Officer of DeBartolo Realty Corporation from its incorporation in 1994 until it merged with our predecessors in 1996.
●
Mr. Sokolov joined its predecessor, The Edward J. DeBartolo Corporation, in 1982 as Vice President and General Counsel and was named Senior Vice President, Development and General Counsel in 1986.

Other Current Public Company Directorships ● None Former Public Company Directorships within the Last Five Years ● None Education ● Pennsylvania State University, B.A. ● Georgetown University Law Center, J.D.

Director Qualifications

Mr. Sokolov is a past Chairman of the International Council of Shopping Centers (“ICSC”) and previously served as a trustee and a member of the ICSC Nominating Committee. Mr. Sokolov previously served as a director of Washington Prime Group. Mr. Sokolov has been a member of the Pennsylvania State University Board of Trustees since 2022.

32 2025 PROXY STATEMENT | SIMON PROPERTY GROUP

PROPOSAL 1: ELECTION OF DIRECTORS

Eli Simon	Director since 2024

Executive Vice President – Chief Investment Officer Age: 37

Career Highlights

●
Joined Simon in 2019 as Senior Vice President of Corporate Investments prior to being promoted to Executive Vice President – Chief Investment Officer.
●
In his current role, Mr. Simon is responsible for implementing the Company’s ongoing investment strategy, including focus on new business sourcing, strategic corporate investments, and the execution of strategic real estate acquisitions, joint ventures and divestitures, and other financial transactions.
●
He oversees
o
Growth of mixed-use investment platform consisting of strategic acquisitions and development of mixed-use properties.
o
Simon Brand Ventures, Simon's business-to-consumer initiative.
o
Simon’s Innovation Group, focused on emerging technologies, merging the physical and digital concepts to create an interactive retail marketplace and enhancing the consumer shopping experience.
●
Prior to joining the company, Mr. Simon was Principal and Head of North American Lodging at Och-Ziff Capital Management and Och-Ziff Real Estate (collectively now Sculptor Capital Management), where he oversaw all lodging-related investments, including asset and portfolio acquisitions, operating company investments, and lending opportunities. He is the son of Mr. David Simon.

Other Current Public Company Directorships

●
None

Former Public Company Directorships within the Last Five Years

●
Simon Property Group Acquisition Holdings, Inc.

Education

●
University of Pennsylvania, Wharton School, B.S., M.B.A.

Director Qualifications

Mr. Eli Simon served as director and Chief Executive Officer of Simon Property Group Acquisition Holdings, Inc. and currently actively serves on the boards of Taubman Realty Group and Jamestown L.P. He is integrally involved with the Company’s investment and growth strategy and execution. He has been actively involved in the Company’s most recent, successful investments.

2025 PROXY STATEMENT | SIMON PROPERTY GROUP 33

PROPOSAL 1: ELECTION OF DIRECTORS

Ownership of Equity Securities of the Company

Directors and Executive Officers

As of March 17, 2025, the existing directors and executive officers identified below:

●	Owned beneficially the indicated number and percentage of common shares and Class B common stock, treated as a single class; and
●	Owned beneficially the indicated number and percentage of units which are exchangeable for common shares on a one-for-one basis or cash, as determined by the Company. The number of units includes earned and fully vested performance-based LTIP units which are convertible at the option of the holder into units on a one-for-one basis.

Unless otherwise indicated in the footnotes to the table, shares or units are owned directly and the indicated person has sole voting and investment power.

	SHARES AND UNITS		UNITS BENEFICIALLY
	BENEFICIALLY OWNED		OWNED
NAME	NUMBER(1)(2)(3)	PERCENT(4)	NUMBER	PERCENT(5)
David Simon(6)	29,043,886	8.23%	26,842,759	7.12%
Glyn F. Aeppel	17,422	*	—	—
Larry C. Glasscock	41,077	*	—	—
Allan Hubbard(7)	34,682	*	—	—
Nina P. Jones	1,741	*	—	—
Reuben S. Leibowitz(8)	58,419	*	—	—
Randall J. Lewis	3,325	*	—	—
Gary M. Rodkin	17,399	*	—	—
Peggy Fang Roe	5,352	*	—	—
Stefan M. Selig	30,260	*	—	—
Eli Simon(9)	29,043,886	8.23%	26,842,759	7.12%
Daniel C. Smith, Ph.D.	30,113	*	—	—
Richard S. Sokolov	802,602	*	493,984	*
Marta R. Stewart	14,464	*	—	—
Steven E. Fivel(10)	141,101	*	100,736	*
Brian J. McDade	66,433	*	24,047	*
John Rulli	280,120	*	225,638	*
Adam J. Reuille	23,434	*	5,690	*

All Directors and executive officers as a group (21 people)(11)	30,663,862	8.66%	27,696,662	7.35%

*	Less than one percent
1.	Includes the following common shares that may be issued upon exchange of units (including vested LTIP units) held by the following persons on March 17, 2025: David Simon, Eli Simon and other members of the MSA group (as defined in footnote 4 of the Principal Shareholders table on page 36 —26,842,759; Richard S. Sokolov—493,984; John Rulli—225,638; Steven E. Fivel—100,736; Brian J. McDade—24,047; Adam J. Reuille—5,690; and all directors and executive officers as a group—27,696,662. Units are exchangeable either for common shares on a one-for-one basis or for cash as determined by the Company.
2.	Includes the following restricted shares which are subject to vesting requirements: Glyn F. Aeppel—1,312; Larry C. Glasscock—1,486; Allan Hubbard—1,312; Nina P. Jones—1,277; Reuben S. Leibowitz—1,399; Randall J. Lewis—1,277; Gary M. Rodkin—1,259; Peggy Fang Roe—1,259; Stefan M. Selig—1,329; Eli Simon—49,772; Daniel C. Smith, Ph.D.—1,277; Richard S. Sokolov—21,051; Marta R. Stewart—1,347; Steven E. Fivel—6,408; Brian J. McDade—6,408; John Rulli—6,408; Adam J. Reuille—3,836;

34 2025 PROXY STATEMENT | SIMON PROPERTY GROUP

PROPOSAL 1: ELECTION OF DIRECTORS

and all directors and executive officers as a group—139,843. Includes shares acquired through the reinvestment of dividends on common shares held in the Director Deferred Compensation Plan.
3.	As of December 31, 2024, the following restricted shares were held by the independent directors: Glyn F. Aeppel—12,859; Larry C. Glasscock—19,411; Allan Hubbard—18,894; Nina P. Jones—1,673; Reuben S. Leibowitz—23,821; Randall J. Lewis—3,097; Gary M. Rodkin—13,421; Peggy Fang Roe—4,800; Stefan M. Selig—12,197; Daniel C. Smith, Ph.D.—18,556; and Marta R. Stewart—11,644. These amounts do not include shares acquired from the reinvestment of dividends which are required to be reinvested in additional shares of common stock which also must be held in the Director Deferred Compensation Plan and do not include any other shares owned by the independent directors.
4.	As of March 17, 2025, there were 326,243,424 shares of common stock and 8,000 shares of Class B common stock outstanding. Upon the occurrence of certain events, shares of Class B common stock convert automatically into common shares (on a one-for-one basis). These percentages assume the exchange of units for common shares only by the applicable beneficial owner.
5.	As of March 17, 2025, the Operating Partnership had 376,965,664 units outstanding, of which we owned, directly or indirectly, 326,251,424 or 86.5%. These percentages assume that no units held by limited partners are exchanged for common shares. The number of units shown does not include any unvested LTIP units and any unvested restricted stock units (“RSUs”) awarded under a long term incentive performance program as described in the Compensation Discussion and Analysis section of this Proxy Statement that begins on page 40, because the unvested LTIP units are subject to performance and/or time based vesting requirements and the unvested RSUs are subject to time-based vesting requirements.
6.	Includes common shares, shares of Class B common stock and units beneficially owned by the MSA group. See Principal Shareholders Table on page 36. Mr. Herbert Simon retired from the Board of Directors and related positions, including as a trustee of the Class B Voting Trust, effective February 4, 2025.
7.	Will be retiring from the Board of Directors effective May 14, 2025.
8.	Includes 2,500 shares of common stock held by Mr. Leibowitz’s wife. Does not include 7,500 shares of common stock held by charitable foundations of which Mr. Leibowitz is an officer or trustee and 1,400 shares of common stock held by various trusts of which Mr. Leibowitz’s wife is the trustee. Mr. Leibowitz disclaims beneficial ownership of these shares.
9.	Includes common shares, shares of Class B common stock and units beneficially owned by the MSA Group. See Principal Shareholders Table on page 36. Mr. Herbert Simon retired from the Board of Directors and related positions, including as a trustee of the Class B Voting Trust, effective February 4, 2025.
10.	Includes 383 shares of common stock held by Mr. Fivel’s wife.
11.	Does not include 4,172,426 units beneficially owned by or for the benefit of Simon family members as to which members of the MSA group do not have voting or dispositive power.

2025 PROXY STATEMENT | SIMON PROPERTY GROUP 35

PROPOSAL 1: ELECTION OF DIRECTORS

Principal Shareholders

The following table sets forth certain information concerning each person (including any group) known to us to beneficially own more than five percent (5%) of any class of our voting securities as of March 17, 2025. Unless otherwise indicated in the footnotes, shares are owned directly and the indicated person has sole voting and investment power.

	SHARES(1)
	NUMBER OF
NAME AND ADDRESS	SHARES		%

The Vanguard Group(2) 100 Vanguard Boulevard Malvern, PA 19355	45,707,505		14.01%

BlackRock, Inc.(3) 50 Hudson Yards New York, NY 10001	38,983,984		11.95%

Melvin Simon & Associates, Inc., et al.(4) 225 West Washington Street Indianapolis, IN 46204	29,043,886	(5)	8.23	%(6)

State Street Corporation and Subsidiaries(7) State Street Financial Center 1 Congress Street, Suite 1 Boston, MA 02114	22,791,960		6.99%

1.	Voting shares include shares of common stock and Class B common stock. Upon the occurrence of certain events, Class B common stock converts automatically into shares of our common stock (on a one-for-one basis). The amounts in the table also include shares of common stock that may be issued upon the exchange of units of limited partnership interest, or units, of the Operating Partnership, that are exchangeable either for shares of common stock (on a one-for-one basis) or for cash, as determined by the Company.
2.	Based solely on information provided by The Vanguard Group in a Schedule 13G/A filed with the SEC on February 13, 2024. The Vanguard Group has the sole power to vote 0 shares of common stock and dispose of 44,054,371 shares of common stock and shared power to vote 685,918 shares of common stock and dispose of 1,653,134 shares of common stock.
3.	Based solely on information provided by BlackRock, Inc. in a Schedule 13G/A filed with the SEC on February 5, 2025. BlackRock, Inc. has the sole power to vote 35,292,441 shares of common stock and the sole power to dispose of 38,983,984 shares of common stock.
4.	Based on information provided by the MSA Group, consisting of MSA, Mr. David Simon, Mr. Eli Simon, Mr. Herbert Simon, a voting trust and other entities and trusts controlled by or for the benefit of MSA, Mr. David Simon, Mr. Eli Simon or Mr. Herbert Simon, as the case may be, including information contained in a Schedule 13G/A filed with the SEC on February 13, 2024: MSA has sole power to vote and dispose of 11,634,169 shares of common stock and shared power to vote and dispose of 889,747 shares of common stock; Mr. Herbert Simon has sole power to vote and dispose of 5,615,001 shares of common stock and shared power to vote and dispose of 898,120 shares of common stock; Mr. David Simon, an executive officer and director has sole power to vote 10,644,176 shares of common stock, the sole power to dispose of 3,725,909 shares of common stock, shared power to vote 959,344 shares of common stock and shared power to dispose of 7,877,611 shares of common stock. Mr. Eli Simon, an executive officer and director, has sole power to vote and dispose of 69,236 shares of common stock. A total of 890,120 shares of common stock included in the amount reported for the MSA Group and 8,000 shares of Class B common stock are subject to voting trusts as to which Mr. David Simon, Mr. Eli Simon or Mr. Herbert Simon, as applicable, are the voting trustees. MSA is owned 30.94% by trusts for the benefit of Mr. Herbert Simon, 3.04% by a trust for the benefit of Mr. David Simon, and by certain other shareholders. Mr. Herbert Simon retired from the Board of Directors and related positions, including as a trustee of the Class B Voting Trust, effective February 4, 2025.
5.	Includes 2,193,127 shares of common stock currently outstanding; 26,842,759 shares of common stock issuable upon exchange of units; and 8,000 shares of Class B common stock. Does not include 4,172,426 units that are held by or for the benefit of Simon family members as to which MSA, Mr. David Simon or Mr. Herbert Simon do not have voting or dispositive power.
6.	Assumes the exchange of units by the subject holder only.
7.	Based solely on information provided by State Street Corporation in a Schedule 13G/A filed with the SEC on January 29, 2024. State Street Corporation has shared power to vote 13,759,449 shares of common stock and shared power to dispose of 22,737,002 shares of common stock.

36 2025 PROXY STATEMENT | SIMON PROPERTY GROUP

Proposal 2: Advisory Vote to Approve the Compensation of Our Named Executive Officers

Our executive compensation program is designed to attract, retain, motivate and incentivize our officers and employees to enhance long-term value to our key stakeholders. We believe our emphasis on pay-for-performance and on corporate governance creates alignment between the interests of our named executive officers (“NEOs”) and the interests of all of the Company’s stakeholders, including its shareholders.

We are asking for shareholder approval, on a non-binding advisory basis, of the compensation of our NEOs for 2024, as disclosed in this Proxy Statement pursuant to Section 14A of the Exchange Act, commonly known as a “Say-on-Pay” vote.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation policies and practices described in this Proxy Statement. A majority of shareholders at our 2023 Annual Meeting of Shareholders voted, on a non-binding advisory basis, to have the “Say-on-Pay” vote each year and we expect to hold future advisory votes on executive compensation on an annual basis. Unless the Board modifies its determination regarding the frequency of future “say-on-pay” advisory votes, the next Say-on-Pay vote will be held at the 2026 Annual Meeting of Shareholders.

At the 2024 Annual Meeting of Shareholders, 94% of the votes cast favored our “Say-on-Pay” advisory vote. Although the “Say-on-Pay” vote is advisory and is not binding, our Compensation Committee and all independent members of the Board appreciated the significance of the vote and engaged in numerous conversations with the Company’s shareholders regarding our executive compensation program. We will evaluate if any actions are necessary to address any significant concerns as a result of this advisory vote.

For the reasons discussed above and in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation Tables,” the Board intends to introduce the following resolution at the 2025 Annual Meeting:

The Board Unanimously Recommends that Shareholders Vote “FOR” the Approval of the Advisory Resolution Relating to the Compensation of Our Named Executive Officers.

“RESOLVED, that the compensation of the Named Executive Officers of the Company, as disclosed in this Proxy Statement under the headings “Compensation Discussion and Analysis” and “Executive Compensation Tables,” including the compensation tables and their accompanying narrative discussion, is approved.”

2025 Proxy Statement | SIMON PROPERTY GROUP 37

Executive Officers

Biographies of Named Executive Officers, as of March 2025, are presented below.

David Simon
Chairman, CEO and President

Years at Simon Property Group: 34

Mr. Simon has served as Chairman of the Company since 2007, CEO of the Company or its predecessor since 1995 and President of the Company since February 2019; a director of the Company or its predecessor since its incorporation in 1993; and President of the Company’s predecessor from 1993 to 1996. From 1985 to 1990, Mr. Simon was an investment banker at two Wall Street firms, specializing in mergers and acquisitions and leveraged buyouts. Mr. Simon also serves as Chairman of the Supervisory Board of Klépierre, a publicly-traded, Paris-based retail real estate company and serves on the board of Apollo Global Management, Inc. Mr. Simon obtained a B.S. from Indiana University and an MBA from Columbia University's Graduate School of Business.

Brian J. McDade
Executive Vice President and Chief Financial Officer

Years at Simon Property Group: 21

Mr. McDade serves as Simon’s Executive Vice President and Chief Financial Officer. Mr. McDade has been with Simon or a predecessor entity since 2004, serving as the Director of Capital Markets beginning in 2007 and was promoted to Senior Vice President of Capital Markets in 2013 and Treasurer in 2014. He was promoted to Executive Vice President and Chief Financial Officer in 2018. Mr. McDade obtained a B.S. from Bryant University.

Steven E. Fivel
General Counsel and Secretary

Years at Simon Property Group: 22

Mr. Fivel serves as Simon’s General Counsel and Secretary. Prior to rejoining Simon in 2011 as Assistant General Counsel and Assistant Secretary, Mr. Fivel served as Executive Vice President, General Counsel and Secretary of Brightpoint, Inc. Mr. Fivel was previously employed by MSA from 1988 until 1993 and then by Simon from 1993 to 1996. Mr. Fivel was promoted to General Counsel and Secretary in 2017. Mr. Fivel also serves on the Supervisory Board of Klépierre. Mr. Fivel obtained a B.S. from Indiana University and a J.D. from the University of Illinois Chicago.

John Rulli
Chief Administrative Officer

Years at Simon Property Group: 37

Mr. Rulli serves as Simon’s Chief Administrative Officer. Mr. Rulli joined Melvin Simon & Associates, Inc., or MSA, in 1988 and held various positions with MSA and Simon thereafter. Mr. Rulli became Chief Administrative Officer in 2007 and was promoted to Senior Executive Vice President in 2011. Mr. Rulli obtained a B.B.A. from Marshall University.

Adam J. Reuille
Senior Vice President and Chief Accounting Officer

Years at Simon Property Group: 15

Mr. Reuille serves as Simon’s Senior Vice President and Chief Accounting Officer and prior to that as Simon’s Vice President and Corporate Controller. Mr. Reuille joined Simon in 2009 and was promoted to Senior Vice President and Chief Accounting Officer in 2018. Mr. Reuille obtained a B.S. from Indiana University and is a Certified Public Accountant.

38 2025 Proxy Statement | SIMON PROPERTY GROUP

Compensation and Human Capital Committee Report

Dear Fellow Shareholders,

The Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis section included in this Proxy Statement required by Item 402(b) of Regulation S-K. Based on its review and these discussions with management, the Compensation Committee recommended to the Board that it be incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and included in the Proxy Statement for the 2025 Annual Meeting.

The Compensation and Human Capital Committee:

Reuben S. Leibowitz, Chairman
Allan Hubbard1
Stefan M. Selig
Daniel C. Smith, Ph.D.

The Compensation and Human Capital Committee Report does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

1 A. Hubbard will be retiring from the Board of Directors, effective May 14, 2025.

2025 Proxy Statement | SIMON PROPERTY GROUP 39

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) summarizes our 2024 executive compensation philosophy, objectives and programs, the compensation decisions made under those programs and the factors considered by our Compensation Committee in making those decisions.

The Company’s performance is a central component to our executive compensation policies and programs and serves as the linchpin of substantially all of our compensation determinations. Except with respect to annual base salary determinations, the Compensation Committee relies on the Company’s and individuals’ performance in determining whether annual cash incentive bonuses are to be awarded and how any such awards are allocated to NEOs. In addition, our LTI Program is structured around and administered based upon certain performance metrics, including FFO and total shareholder return (“TSR”), resulting in direct alignment of interests with our shareholders. FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), is a key metric for real estate investment trusts (“REITs”) which provides investors a picture of financial performance of its core real estate investments.

Company Performance

The Company had another strong year which resulted in real estate FFO per share of $12.24, which was an increase of 3.9% year over year, reflecting $4.877 billion of FFO, from which the Company paid cash dividends on common shares in the aggregate amount of more than $3.0 billion in 2024.

Total Shareholder Return

●	The Company’s 2024 TSR was 26.9% compared to:
o	8.8% for the MSCI US REIT Index

o	25.0% for the S&P 500, and

o	14.0% for the FTSE NAREIT Equity Retail Index

40 2025 Proxy Statement | SIMON PROPERTY GROUP

COMPENSATION DISCUSSION AND ANALYSIS

2023-2024 Shareholder Engagement, Feedback and Response

We have a long history of strong shareholder support for our Board’s pay-for-performance philosophy, as accomplished through our executive compensation design and decisions. From 2015 to 2022, support for our “Say on Pay” proposal averaged 94.4%, with the lowest level of support being 88% in 2017.

At the 2023 Annual Meeting of Shareholders, the advisory “Say-on-Pay” vote received only 11.1% support, a significantly lower level of support than prior years. The Compensation Committee and all independent members of the Board took this result very seriously and actively engaged with shareholders to understand the issues and concerns motivating such a response.

The feedback from our shareholders was overwhelmingly focused on the Company’s one-time cash payments in February 2022 (the “2022 OPI Awards”) to certain executives in recognition of their contributions to the Company’s successful monetization of a portion of its investment in Authentic Brands Group (“ABG”) at a significant gain on investment. These shareholders believed that the discretionary nature and sizing of these payments, together with the absence of time- and performance-based vesting criteria, did not appear to align executive pay with performance and value creation.

In response, the Compensation Committee worked closely with consultants, outside advisors and management to adopt the Amended and Restated OPI Incentive Program (the “A&R OPI Program”) in November 2023. This updated program was specifically designed to reward and incentivize certain employees based on the performance of certain of the Company’s successful other platform investments (“OPI”) which is aligned with shareholder interests and addressed the shareholder concerns by incorporating predetermined performance criteria, a limited award pool calculated in accordance with a specified formula, reduction of discretionary aspects, and equity-based awards with time-based vesting, only eligible to be granted after a clear, calculated benefit to the shareholders was confirmed, aimed at better aligning executive compensation with Company performance. The design of the A&R OPI Program was directly responsive to this shareholder feedback as evidenced by the fact that 94.3% of shareholders approved the compensation of the NEOs on an advisory basis at our 2024 Annual Meeting.

A&R OPI PROGRAM REDESIGNED

Predetermined

Eligible investments, participants and participation percentages are pre-established. Includes eligible investments made outside of the Company’s core retail real estate platforms which can create value for the Company but do not materially impact FFO performance and, as a result, are not captured in other compensation plans.

Eliminates certain discretionary aspects of awards

Performance-based

Awards paid out only after return of the Company’s net cash invested plus an 8% aggregate, compounded preferred return (“Hurdle”).

Forward-looking, objective performance criteria must be achieved in order for awards to be paid after a return threshold to the Company

Limited Magnitude

Award pool is limited to 9.9% of net proceeds received by the Company from a monetization event in excess of the Hurdle.

Controls compensation outcomes through limited, defined pool funding calculation

OPI Performance

Aggregate OPI performance must meet predetermined performance test before the Compensation Committee may grant OPI awards.

Alignment with shareholders’ financial interests by requiring aggregate OPI performance in order for awards to be granted

Awards Solely equity-based awards (restricted stock, RSUs or LTIP units) for the NEOs. Alignment with shareholders’ interests by eliminating cash awards

Vesting/Retention

Awards structured with time-based vesting requirements, consistent with the Company’s traditional equity-based incentive compensation program.

Provides clear retention component through long-term vesting requiring continued service

2025 Proxy Statement | SIMON PROPERTY GROUP 41

COMPENSATION DISCUSSION AND ANALYSIS

Our Executive Compensation Program

WHAT WE DO	WHAT WE DON’T DO

Annual Cash Incentive Compensation. Strong emphasis on performance-based cash compensation. Annual Cash Incentive Compensation is paid only if certain adjusted diluted FFO per share targets are achieved.

No Excessive Perquisites. No supplemental executive retirement plans, company cars, club memberships or other significant perquisites.
Pay-for-Performance. Our LTI Programs and Annual Cash Incentive Compensation Program are designed to incentivize performance. The substantial majority of our 2024 LTI Program is performance-based.

No Gross-Ups. We have never had any arrangements requiring us to gross-up compensation to cover taxes owed by the executives, including excise taxes payable by the executive in connection with a change in control.

Post-Performance Time-Based Vesting on Earned LTIP units. LTIP units are earned based on specific performance criteria. Once any LTIP units are earned under these programs, executives must remain with the Company for an additional one-year period to vest in the LTIP units.

No Excessive Retirement and Health Benefits. The Company has never had a traditional defined benefit plan.

Robust Stock Ownership Guidelines. Stock ownership guidelines for our CEO and other NEOs are 6x and 3x base salary, respectively. In addition, the CEO and other NEOs must retain shares until they retire, die, become disabled or are no longer employed with us. All non-employee directors must hold common stock while they serve as directors.

No Hedging or Pledging of Company Stock. Our NEOs and directors are prohibited from engaging in any hedging or pledging of Company stock.
Annual Say-on Pay Vote. We conduct an annual Say-on-Pay Advisory Vote.	No fixed term employment contracts. No fixed term employment contracts with any NEOs or senior management.
Clawback Policy. Applies in the event of any material restatement of the Company’s financials, whether or not fraud/misconduct is involved.

No Single-Trigger Time-Based Acceleration Upon a Change in Control in which awards are continued, assumed or replaced; no cash severance arrangements for NEOs separate from general Company policy. All equity grants include “double-trigger” equity acceleration provisions if such grants are continued, assumed or replaced, requiring a termination of employment following a change in control for time-based vesting to accelerate.

Independent Compensation Consultant. The Compensation Committee utilizes an independent compensation consulting firm, Semler Brossy.
Compensation Risk Assessments. Conducted annually to evaluate whether the executive compensation program encourages excessively risky behaviors.

42 2025 Proxy Statement | SIMON PROPERTY GROUP

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Approach and Process

Alignment of Pay with Performance

The Compensation Committee has designed our executive compensation program for our NEOs to align compensation with financial, strategic and shareholder returns. A significant portion of the compensation of our CEO and other NEOs is performance-based in the form of variable pay (annual and long-term incentives), which emphasizes our commitment to rewarding only excellent performance. Our compensation decisions in 2024 reflected this approach. The percentage of compensation that was at risk in 2024 for our CEO and the average for our other NEOs was 97.94% and 93.07%, respectively.

Chief Executive Officer	Other Named Executive Officers

Annual cash bonus amount includes bonuses earned with respect to performance paid under our Annual Cash Incentive Compensation program. See “Summary Compensation Table” on page 61.

2025 Proxy Statement | SIMON PROPERTY GROUP 43

COMPENSATION DISCUSSION AND ANALYSIS

Objectives of Our Executive Compensation Program

Our executive compensation program is designed to accomplish the following objectives:

●	Retain a group of highly experienced executives who have worked together as a team for a long period of time and who make major contributions to our success.
●	Attract and Incentivize other highly qualified executives, both internally and externally, to strengthen the team and facilitate succession planning.
●	Motivate executives to contribute to the achievement of corporate and business unit goals as well as individual goals.
●	Emphasize equity-based incentives with long-term performance measurement periods and vesting conditions.
●	Align interests of executives with shareholders by linking payouts to performance measures that are designed to promote the creation of long-term shareholder value.

The Compensation Committee designs compensation programs which are intended to create alignment between pay and performance. The continued evolution of our business requires us to look at a pool of talent beyond real estate, but also to retain our talented employees who have opportunities in those same industries. As a result, we have invested time and resources in recent years to refine our peer group methodology, and consequently, the composition of our peer group. While we do not strictly adhere to a specified peer group in making compensation decisions, in order to achieve our objective of attracting, retaining and motivating employees, we regularly reevaluate the components of our peer group. Consistent with our pay-for-performance philosophy, the core components of our compensation require significant long-term shareholder value creation to earn maximum levels of compensation.

44 2025 Proxy Statement | SIMON PROPERTY GROUP

COMPENSATION DISCUSSION AND ANALYSIS

Strong Governance Practices Utilized in Determining Executive Compensation

Role of the Independent Compensation Consultant

Compensation Committee

●
Engages Semler Brossy annually as its independent consultant.
●
Analyzed whether the work of Semler Brossy, as a compensation consultant, has raised any conflict of interest, taking into consideration the following factors:
o
the provision of other services to the Company by Semler Brossy;
o
the amount of fees from the Company paid to Semler Brossy as a percentage of the firm’s total revenue;
o
Semler Brossy’s policies and procedures that are designed to prevent conflicts of interest;
o
any business or personal relationship of Semler Brossy or the individual compensation advisors employed by the firm with an executive officer of the Company;
o
any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and
o
any stock of the Company owned by Semler Brossy or the individual compensation advisors employed by the firm.
Independent Consultant – Semler Brossy ● Reports directly to the Compensation Committee and performs no other work for the Company unless directed by the Compensation Committee.

The Compensation Committee reviews Semler Brossy’s independence annually and has determined, based on its analysis of the above factors, that the work of Semler Brossy and the individual compensation advisors employed by Semler Brossy as compensation consultants to the Company has not created any conflict of interest.

Role of Management in Compensation Decisions

Compensation Committee

●
Considers our CEO’s recommendations together with the input of our independent compensation consultant; however, all final compensation decisions affecting NEOs’ pay are made by the Compensation Committee itself.
●
Additionally, all aspects of the CEO’s compensation and resulting compensation decisions are determined by the Compensation Committee.

CEO

●
Provides recommendations to the Compensation Committee on the compensation of each of the other NEOs.
●
Develops recommendations using:
o
peer group data;
o
assessments of individual performance and achievement of the Company’s strategic and tactical plans;
o
the state of the business environment; and
o
input from our human resources department on various factors, including, but not limited to compensation history, tenure, responsibilities, market data for competitive positions and retention concerns.

2025 Proxy Statement | SIMON PROPERTY GROUP 45

COMPENSATION DISCUSSION AND ANALYSIS

What We Pay and Why: Principal Elements of Compensation

To accomplish our compensation objectives, we designed our executive compensation program with three major elements: Annual Base Salary; Annual Cash Incentive Compensation; and our Long-Term Incentive Program (“LTI Program”).

OBJECTIVES AND KEY FEATURES

Annual Base Salary
●
Fixed compensation at an appropriate level to facilitate executive recruitment.
●
Base salary determinations are made based on factors including job scope, individual performance, internal Company comparisons, external market movement, geography, experience and relevant skills.

Annual Cash Incentive Compensation (“ACI Program”)
●
Performance-based program, payable in cash, funded upon the achievement of annual financial and operating metrics and strategic goals.
●
Variable, short-term cash compensation.
●
Bonus pool funded upon achievement of a threshold real estate FFO per share level determined by the Compensation Committee, with additional target levels and maximum funding levels based on enhanced FFO performance, with linear interpolation used to determine funding levels for performance falling between the associated levels.
●
Upon Compensation Committee’s determination that the adjusted diluted FFO per share performance threshold has been achieved, individual NEO quantitative and qualitative contributions to Company performance are reviewed by the Compensation Committee to determine individual allocations.
●
Rewards annual performance as tested against Company financial performance and NEO’s individual contributions thereto, to align with shareholder interests.

LTI Program
●
Multi-component program, made up of:
o
LTIP Plan (“LTIP”), which is a mix of performance and time-based award consideration:
◾
LTIP unit awards based on the achievement of performance goals, such as FFO, subject to TSR modifiers, and strategic objectives. Rigorous minimum performance thresholds to receive any payout. (75% of LTIP)
◾
Time-based restricted stock units (“RSUs”) each of which entitles the grantee to receive one share of common stock of the Company upon vesting. (25% of LTIP)
o
Corporate Incentive Compensation Plan (“ICP”), consisting of awards that settle in restricted stock based on the achievement of annual performance goals, including FFO and EBITDA, with time-vesting component. The CEO has been excluded from the Corporate ICP to date. Our other NEOs were excluded from the 2024 Corporate ICP and the Compensation Committee has determined to exclude NEOs from future Corporate ICPs.
o
A&R OPI Program, an equity-based program designed to compensate certain key officers and employees based on OPI performance and value creation, that is largely outside of the Company’s ordinary FFO performance. Awards under the A&R OPI Program are payable in connection with a successful monetization of OPI and a predetermined return of value to shareholders.
●
Promote the creation of long-term shareholder value and align the interests of our executives with the interests of our shareholders.
●
Promote the retention of our executives through a vesting requirement after awards are earned or otherwise awarded.

46 2025 Proxy Statement | SIMON PROPERTY GROUP

COMPENSATION DISCUSSION AND ANALYSIS

Elements of Executive Compensation in 2024

At the Compensation Committee’s meetings in 2024, the Compensation Committee made decisions impacting the type and amount of compensation paid to our NEOs as reported in the 2024 Summary Compensation Table. These decisions related to: base salaries, annual cash incentive compensation and LTI Program awards.

The Compensation Committee recognized the need to meet its long-standing objectives of attracting, retaining and motivating executives through a framework that aligns with shareholders’ interests, taking into consideration the Company’s scope, scale and complexity. The Compensation Committee considers various factors in setting the compensation of our NEOs, including the Company’s performance, each NEO’s performance, and comparisons with peers. Performance metrics such as FFO growth, FFO per share and TSR are carefully reviewed to align executive compensation with Company performance. This meticulous process underscores the Compensation Committee’s commitment to transparency and shareholder value, evidencing its dedication to responsible and performance-driven executive compensation practices.

2024 Base Salaries

The Compensation Committee periodically reviews and adjusts base salaries for the NEOs to reflect market conditions, changes in responsibilities, peer review and comparison and merit increases. During meetings in 2024, the Compensation Committee reviewed materials provided by Semler Brossy, analyzing individual NEO total remuneration in comparison to our 2024 peer group and recommended increases of base salary for each NEO, other than Mr. Simon, of approximately 3.85% in the aggregate. Mr. Simon’s annualized base salary level has been unchanged since 2011 and remained at $1,250,000 in 2024. Mr. McDade’s annualized base salary was increased by $25,000, to $675,000. Each of Mr. Fivel’s and Mr. Rulli’s annualized base salaries was increased by $25,000, to $700,000. Mr. Adam Reuille’s annualized base salary was increased by $15,000 to $350,000.

No Change to CEO Base Salary since 2011	Total NEO (other than CEO) Annual Base Salary increase of 3.85% for 2024

2025 Proxy Statement | SIMON PROPERTY GROUP 47

COMPENSATION DISCUSSION AND ANALYSIS

2024 Annual Cash Incentive Compensation

The Compensation Committee rewards executive officers with annual cash incentive (“ACI”) compensation for achieving the Company’s financial and operating plan considering an assessment of each NEO’s contributions to those achievements. Payouts under our ACI Program are the result of the Compensation Committee’s evaluation of the Company’s and an individual’s performance. The description of the Compensation Committee’s process below contains detail and disclosure on this process.

The Compensation Committee follows a two-step process to determine amounts payable under the ACI Program each year:

Step 1

●
The ACI Program is only funded if the Company achieves a certain predetermined threshold level of real estate FFO per share.
●
If the threshold real estate FFO per share is not achieved, no payments are made.
●
Once threshold real estate FFO per share is achieved, the ACI Program may be additionally funded if the Company achieves certain predetermined target and maximum real estate FFO per share results during the given year.
●
At its meeting in March 2024, the Compensation Committee established:
o
a threshold real estate FFO level of $11.59 per share in order to fund a $6.2 million ACI Program pool,
o
a target real estate FFO level of $11.79 per share to fund a $9.0 million ACI pool, and
o
a maximum real estate FFO level of $11.99 per share to fund a $13.5 million ACI pool (with linear interpolation between the specified thresholds).
●
At its meeting in March 2025, the Compensation Committee reviewed the Company’s 2024 reported real estate FFO per share of $12.24, which the Compensation Committee used for purposes of measuring performance under our ACI Program.
●
The Compensation Committee determined that the Company’s real estate FFO per share, as calculated above, exceeded the maximum performance level that the Compensation Committee had established in March 2024 and approved an overall funding amount of $13.5 million for the ACI Program pool. The Compensation Committee then moved to the second step in the process: evaluating each NEO’s performance, as described below.
●
See “Where Do I Find Reconciliation of Non-GAAP Terms to GAAP Terms?” in the “Frequently Asked Questions and Answers” section of the Proxy Statement on page 122.

48 2025 Proxy Statement | SIMON PROPERTY GROUP

COMPENSATION DISCUSSION AND ANALYSIS

Step 2

●
Once the ACI Program pool is funded, bonuses are allocated and awarded after the Compensation Committee’s review of each NEO’s performance with respect to goals established each year and individual contributions to achievement of the Company’s performance, as assessed by the Compensation Committee and by the CEO for the other NEOs.
●
The assessment delivers a total score for each individual.
●
Each individual’s total score then determines the portion of that NEO’s ACI compensation that has been earned.
●
The resulting total payout to the NEOs of $5,675,000 represented 42.04% of the ACI Program pool available for awards.

2024 Percentage of NEO Annual Cash Incentive Compensation Pool Awarded

$13.5M Total Pool

2025 Proxy Statement | SIMON PROPERTY GROUP 49

COMPENSATION DISCUSSION AND ANALYSIS

A summary of the Company’s and the NEOs’ 2024 achievements and the Compensation Committee’s determination of their 2024 ACI compensation payments is below. We pay ACI compensation to NEOs in the first calendar quarter of the following year, so the Compensation Committee has sufficient time to assess our financial performance and the NEOs’ contributions for the preceding year.

CEO ACI Award	2024 KEY INDIVIDUAL ACHIEVEMENTS
David simon $3,000,000
●
Increased Consolidated Net Income by 4.3% to $2.729 billion and generated $4.877 billion in FFO, representing a 4% increase year-over-year.
●
Led series of transactions which resulted in the successful monetization of the Company’s investment in Authentic Brands Group, resulting in cash proceeds to the Company of $1.5 billion.
●
Returned $3.0 billion to shareholders in cash dividends.
●
Effective implementation of key senior management initiatives, including creation of an Executive Committee.

NEOs ACI Award	2024 KEY INDIVIDUAL ACHIEVEMENTS
Brian J. McDade $800,000
●
Managed and oversaw the completion of:
o
$1.0 billion senior notes offering with a weighted average coupon rate of 4.75% and 10-year term;
o
the recast and extension of the Company’s $3.5 billion revolving credit facility, with no change in pricing or other material terms; and
o
the refinance, restructuring or extension of 33 secured loans totaling $6.8 billion.
●
Oversaw Investor Relations functions of the Company which had approximately 3,800 shareholder contacts during 2024, including investor conferences, property tours, meetings and calls.
●
Continued successful evolution of digitization of the Company’s information technology systems.

Steven E. Fivel $800,000
●
Oversaw and managed the Company’s litigation and dispute resolution functions.
●
Provided legal support and counsel to leasing, development, property management, investment, partnership, capital markets and financial functions of the Company.
●
Provided key, strategic counsel to transaction teams on certain strategic new investments, acquisitions, dispositions and restructuring of existing Company investments.
●
Managed and supervised the Company’s significant risk management and insurance program.

John Rulli $800,000
●
Oversaw the execution of over 5,500 leases for more than 21 million square feet.
●
Increased occupancy of U.S. Malls and Premium Outlets 70 basis points to 96.5%.
●
Managed the Company’s Administrative department, including the Human Capital function.
●
Assisted in integration and cost reduction efforts of portfolio investments and acquisitions.

ADAM J. REUILLE $275,000
●
Oversaw the timely and accurate preparation and submission of the Company’s financial statements, in compliance with GAAP and SEC regulations and annual external audit process while maintaining compliance with applicable Sarbanes Oxley Act of 2002 requirements.
●
Strengthened internal controls over financial reporting, identifying potential risks, and implemented effective mitigation strategies to safeguard the Company’s financial integrity and prevent fraud.
●
Participated in steering committees and leadership for implementation of information technology systems.
●
Collaborated with senior leadership to prepare the Company’s financial forecast, including budgeting, cash flow management, and financial projections, aligning financial goals with business strategy, and providing insights to support informed decision-making.

50 2025 Proxy Statement | SIMON PROPERTY GROUP

COMPENSATION DISCUSSION AND ANALYSIS

2024 LTI Program

The Compensation Committee worked, with advice and assistance from Semler Brossy, to create the 2024 LTI Program, which was specifically designed to take into account current business conditions and market factors and also be responsive to shareholder feedback received during our active engagement with stakeholders.

In order for the executive compensation program to be effective in attracting, retaining and motivating talent while aligning interests of executives with shareholders, it is necessary for the Company’s NEO compensation to be competitive with that of other real estate companies and also with other large public and private enterprises with which the Company competes for executive talent. In order to achieve this, the Compensation Committee considered whether the LTI Program incentives were reasonably obtainable and aligned with the challenge of retaining and motivating the Company’s NEOs.

The Compensation Committee reaffirmed its philosophy that a significant portion of the total compensation for our NEOs should be performance-based and at risk.

Performance-based long-term equity, in the form of LTIP units, was a fundamental element of the 2024 LTI Program and the performance targets established as part of the program are rigorous and require strong long-term financial and operational performance.

The 2024 LTI Program was made up of the following three (3) components:

●	The 2024-2026 LTIP (the “2024-2026 LTIP”), is made up of:
o	75% performance-based awards of Operating Partnership LTIP units which are earned based on:
◾	the Company’s achievement of performance goals, including diluted FFO per share, as adjusted, performance over a three-year period, with a TSR modifier whereby the diluted FFO per share, as adjusted, performance metric results are subject to adjustment based on the Company’s absolute TSR during the performance period (60%) and
◾	predetermined, proprietary, strategic performance objectives based on Company strategic performance goals (15%).
o	25% time-based awards of RSUs which vest subject to continued service over a three-year period.
●	Corporate ICP:
o	performance-based awards that may be earned based on the achievement of certain FFO per share (70% weighting) and Combined Platform EBITDA (30% weighting) performance goals, measured over a one-year performance period and subject to a three-year vesting period (the “2024 Corporate ICP”). Our NEOs were not eligible to participate in the 2024 Corporate ICP, but in 2024 our NEOs (other than the CEO) earned restricted stock and vested in shares of restricted stock in respect of prior Corporate ICPs, as described below in the sections entitled “Executive Compensation Tables—Outstanding Equity Awards at 2024 Fiscal Year-End” and “Executive Compensation Tables—Option Exercises and Stock Vested in 2024”.
●	A&R OPI Program: See “—A&R OPI Program – 2024 Awards” on page 54 for details of our A&R OPI Program.

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See “Executive Compensation Tables—Grants of Plan-Based Awards in 2024” on page 63 for details of individual awards granted to our NEOs under our LTI Program during 2024.

2024 LTIP Results

In March 2025, the Compensation Committee determined the results for the LTIP units granted in March 2022 with a performance period of January 1, 2022 to December 31, 2024 (the “2022 LTIP Units”), which will vest on January 1, 2026, subject to the grantee’s continued service through such vesting date. The performance vesting conditions applicable to the 2022 LTIP Units included (i) diluted FFO per share, as adjusted, compound annual growth rate (“CAGR”) over the three-year performance period, subject to a TSR modifier, and (ii) the achievement of specified strategic objectives.

The table below details the applicable performance measures, weightings, targets and performance achievement as a percentage of target. The payout for performance between percentages is interpolated on a straight-line basis, and performance below threshold results in a 0% payout for that performance measure.

				Maximum
		Threshold	Target (100%	(150%		Achievement as
Performance Measure	Weighting(1)	(50% Payout)	Payout)	Payout)	Actual	% of Target
3-year Diluted FFO per share, as adjusted CAGR(3)	60%	1%	2%	3%	1.69 (2)%	97.4%
Strategic Objectives (out of 9)(4)	15%	4 of 9	6 of 9	8 of 9	Maximum	150.0%
					Total Weighted Payout	107.9%

1.

Weighting percentages reflect percentage of performance-based component of 2022 LTI Program award, with remaining 25% being time-based RSUs awarded in 2022 in conjunction with the 2022 LTI Program award opportunity.

2.	3-year diluted FFO per share, as adjusted CAGR is calculated by comparing the 2024 diluted FFO per share, as adjusted ($12.01) compared to the 2021 diluted FFO per share, as adjusted ($11.42).
3.

The number of units earned are further adjusted by a TSR modifier, whereby the number of units earned is decreased 15% if the Company’s 3-year TSR is below 7% and the number of units earned is increased by 15% (up to the maximum amount awarded) if the Company’s 3-year TSR is greater than 12%. There is no adjustment to the number of units awarded if the Company’s three-year TSR is 7% to 12%. For this purpose, the 3-year TSR is calculated as the difference between the closing price of our common stock as of December 31, 2021, the last trading day prior to the first day of the performance period ($159.77) compared to the 20-day average closing price of our common stock as of December 31, 2024, which was the last trading day prior to the end of the performance period ($176.53), plus re-invested dividends over the performance period. The Company’s applicable three-year TSR was 30.8%, resulting in a 15% increase in earned units being awarded and 97.4% of target units being awarded for the performance period.

4.	Our strategic objectives and the achievement of such objectives are described in the table below:

Strategic Objective
Development: Continue to develop anchor boxes by accomplishing at least 5 of certain specified property level developments/redevelopments.

Leasing: Increase occupancy over specified baseline levels; enhance relationships with new brands and expand them through the portfolio and continue to cultivate and engage new brands and tenants to lease throughout the portfolio.

Property Management: Improve our assets by accomplishing at least 3 of certain specified property focused initiatives focused on customer experience, security technology, exterior property condition and activity spaces.

Marketing and Innovation: Elevate the shopper experience and connection with the shopper through the achievement of 3 of certain specified initiatives.
Finance: Refinance, retire or otherwise address certain specified levels of secured and unsecured debt and undertake efforts to effectuate new unsecured note offerings.
Information Technology: Strengthen the technology infrastructure by accomplishing at least 2 of certain specified infrastructure replacement initiatives.

Human Resources: Implement programs that enhance employee retention and improve employee engagement; reintroduce certain leadership development programs and continue to actively recruit, hire and place qualified talent into specified management level positions.

Sustainability: Active development and implementation of low-carbon emission transition plan and continue efforts related to sustainability linked programs.
SPG Investments: Continue to develop new platform investments and grow profitability of existing platforms.

At the Compensation Committee’s meeting in March 2025, the Compensation Committee determined that the (i) Company achieved at least 8 of 9 strategic objectives in order to satisfy the maximum funding threshold for such component and (ii) performance for the 2022-2024 LTIP resulted in 71.9% of the maximum number of 2022 LTIP

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COMPENSATION DISCUSSION AND ANALYSIS

Units being earned. The 2022 LTIP Units will vest on January 1, 2026, subject to the NEO’s continued employment through the vesting date. The following table illustrates the aggregate number of 2022 LTIP Units earned by each NEO based on actual achievement of the performance goals described above.

Named Executive Officer	2022 LTIP Units Earned (#)
David Simon	37,109
Brian J. McDade	8,298
Steven E. Fivel	6,225
John Rulli	6,225
Adam J. Reuille	2,076

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COMPENSATION DISCUSSION AND ANALYSIS

A&R OPI Program – 2024 OPI Award

The Compensation Committee’s actions in following the A&R OPI Program terms and conditions resulted in 2024 OPI LTIP Awards which were the result of a predetermined criteria, clearly performance-based, limited in magnitude by formulaic calculation as well the exercise of discretion, with strong retentive features.

The Company’s opportunistic, non-real estate investment strategy in various non-traditional sectors such as intellectual property licensing, asset management, and retail, referred to as “Other Platform Investments” (OPI), have been managed by a small team of employees and executives. Notably, certain of these investments have been profitable and beneficial to the Company and its shareholders, without adding any overhead costs. As a result, the Compensation Committee believes that maintaining a program to reward employees based on the performance of these OPIs aligns with shareholder interests. The Company’s core long-term compensation program typically links rewards to financial performance metrics like FFO, which is a key measure for REITs. However, since OPIs do not consistently generate FFO, our core inecentive compensation programs do not provide a direct mechanism for compensating based on the value creation from these investments. To address this gap, the A&R OPI Program was approved by the Board in November 2023, to incentivize and reward employees for driving performance and value from OPI. Please see -2023-2024 Shareholder Engagement, Feedback and Response on page 41 for additional detail on the adoption of the A&R OPI Program.

Through a series of transactions completed in February 2024, the Company successfully sold its enitre interest in ABG, which was an “Eligible Investment” under the A&R OPI Program (the “ABG Transaction”), resulting in cash proceeds to the Company of $1.5 billion. The Compensation Committee determined that the ABG Transaction satisfied the condition that net proceeds received by the Company from the monetization of this investment be in excess of the Company’s net remaining cash investment plus an 8% cumulative preferred return (the “Pool Funding Hurdle”), and thus a “Qualifying Monetization Event” had occurred under the terms of the A&R OPI Program. This determination resulted in the establishment of an award pool (“Max Award Pool”) of $116,127,874, which equates to 9.9% of (x) the net proceeds received by the Company less (y) the Pool Funding Hurdle.

The Compensation Committee subsequently exercised its discretion to reduce the amount awarded from the Max Award Pool from $116,127,874 to $96,966,781 (the “Award Pool”) by not pro-rata reallocating to eligible participants, as provided under the terms of the A&R OPI Program, a 16.5% portion of the Max Award Pool that had not been allocated to eligible participants at the time the A&R OPI Program was adopted (the “Unallocated Portion”). The Compensation Committee decided that the Unallocated Portion of the Max Award Pool, an amount equal to $19,161,093, would be retained by the Company and would not be reserved for any future awards. On August 29, 2024, as previously disclosed in a filing on Form 8-K, the independent members of the Board, upon the recommendation of the Compensation Committee, approved awards pursuant to the A&R OPI Program under the 2019 Plan, directly arising from the ABG Transaction, including awards of LTIP units with a grant date value of $67,354,528 (the “2024 OPI LTIP Awards”) to our NEOs, allocated in accordance with their pre-determined allocation of the Award Pool, which vest in five (5) ratable annual installments following the date of grant, subject to the participant’s continued employment or service through the vesting date. The five-year vesting requirement reflected the Compensation Committee’s determination to extend the vesting period for the 2024 OPI LTIP Awards two years longer than the default three-year period pursuant to the terms of the A&R OPI Program. The table below sets forth the portion of the grant date value of each NEOs’ 2024 OPI LTIP Award scheduled to vest over each year of the five-year vesting schedule.

2024 OPI LTIP Award – Vesting (Grant Date Value)	2025	2026	2027	2028	2029
David Simon	$9,290,343	$9,290,343	$9,290,177	$9,290,177	$9,290,177
Brian J. McDade	$1,625,872	$1,625,872	$1,625,872	$1,625,707	$1,625,707
Steven E. Fivel	$1,625,872	$1,625,872	$1,625,872	$1,625,707	$1,625,707
John Rulli	$464,559	$464,559	$464,559	$464,559	$464,393
Adam J. Reuille	$464,559	$464,559	$464,559	$464,559	$464,393

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COMPENSATION DISCUSSION AND ANALYSIS

CEO Compensation

A substantial portion of our CEO’s compensation is performance-based equity and is designed to align with long-term shareholder value creation.

●	Since the Company’s IPO in 1993 under the leadership of David Simon, consistent strong performance in cash flow growth, value creation and returns to shareholders, have been hallmarks of Simon Property Group.
●	During this period, we have experienced tremendous growth and delivered long-term value to our shareholders over several decades. We have grown to become a premier owner, manager, and developer of premier shopping, dining, entertainment and mixed-use destinations across North America, Europe and Asia.
●	From our base of 115 properties in 1993, we have acquired more than 300 properties, developed more than 50 and disposed of approximately 250, resulting in our current domestic portfolio of 216 high-quality retail properties. The average occupancy of our portfolio increased from 85.6% to 96.5%; retailer sales productivity increased from $240 per square foot to $739 per square foot; and average base minimum rent increased from $16.91 per square foot to $58.26 per square foot, in each case as of December 31, 2024.
●	We expanded globally and as of December 31, 2024 had 35 international outlets, including world-renowned outlets in Asia. Our portfolio is differentiated by product type, geography, and enclosed and open-air centers, primarily located in large and growing catchment areas. We are the largest landlord to some of the world’s most important retailers as we are focused on a well-curated merchandise mix that generates high sales productivity.
Ownership of Simon common stock provided a total return to shareholders of 4,000% since the 1993 IPO

●	Since our IPO in 1993:
o	Net income attributable to common shareholders has increased from $33 million to $2.4 billion.
o	Consolidated revenue increased from $424 million to nearly $6.0 billion.
o	FFO, an important industry measure, increased 32-times, from approximately $150 million to nearly $4.9 billion.
o	Our beneficial interest of combined Net Operating Income (“NOI”) has increased from approximately $300 million to more than $6.4 billion.
o	Total market capitalization has increased from approximately $3 billion to $100 billion.
o	Our balance sheet became investment grade rated in 1995 and has received an A rating since 2006.
o	We have paid approximately $45 billion in dividends to shareholders.

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COMPENSATION DISCUSSION AND ANALYSIS

Company Peer Group and Compensation Assessment

The Compensation Committee uses a peer group as a source of data for assessing and determining pay levels for our NEOs. While the Compensation Committee has not formulaically derived target compensation from these other companies, the peer group has provided the Compensation Committee with certain insights used for understanding various industry-specific compensation structures and trends, as well as reactions to industry-specific issues, monitoring current compensation practices and analyzing individual company practices. It is intended to serve as a reference in the compensation process but is not intended to directly inform specific compensation decisions due to our size, scope of operations and varied operating environments. The peer group is reviewed annually to ensure it continues to remain appropriate in terms of company size and business focus.

In 2023, the Compensation Committee, working with Semler Brossy and input from management undertook a thorough peer group review that resulted in substantial peer group changes. This process included:

●	Focusing on a framework that reflected the Company’s historic focus on REITs and the broader Real Estate industry, along with an expanded focus that included companies from the Retail and Financial Services industry, reflecting the Company’s business complexity;
●	Using a multi-step selection process that included a quantitative screen (e.g., market value, total assets, and revenue) and a follow-up qualitative screen to identify companies that best reflect the same talent, business, and operational environment;
●	The removal of 6 peers and the addition of 11 new peers; and
●	Better alignment of the peer group with the Company’s business criteria while also being large enough to deliver consistent data outcomes over time.

We note that none of the Company, the Compensation Committee or Semler Brossy has received any negative feedback on the new peer group and since the change, certain proxy advisory services have included two of the non-REIT peers that were added in 2023 to the Company’s peer group for purposes of their analysis.

The Compensation Committee believed this to be important in light of the critical interest of the Company in retaining employee talent that could find attractive employment opportunities beyond retail real estate, including in financial services and retail operations.

The peer group includes ten REITs and real estate service companies that were part of our prior 2022 peer group and also includes eleven new companies, consisting of four retailers, three financial services companies, one real estate services company, one payment processing company, one internet and direct marketing retail company, and one retail REIT.

The experience and skills that our NEOs require given our breadth and scope of operations, illustrates that they are eligible for other employment opportunities in other industries, such as financial services, retailers, asset managers and equity investors. Recognizing this, and while not formulaically adhering to peer group comparisons, the broadened peer group assists the Compensation Committee in effectively gauging and identifying relevant comparisons in the current compensation environment, in recognition of the fact that a peer group comprised solely of REITs does not sufficiently represent the nature of our business and the talent pool which we need to retain as well as target for recruiting.

Below is the Company’s 2024 peer group, unchanged from 2023, created using the methodology described above.

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COMPENSATION DISCUSSION AND ANALYSIS

PEER COMPANY	COMPANY TYPE
American Tower Corp. (NYSE:AMT)	Specialized REIT
The Carlyle Group (NasdaqGS:CG)	Financial Services
CBRE Group, Inc. (NYSE:CBRE)	Real Estate Services
Crown Castle International Corp. (NYSE:CCI)	Specialized REIT
Cushman & Wakefield (NYSE:CWK)	Real Estate Services
eBay (NasdaqGS:EBAY)	Retail
Equinix, Inc. (NasdaqGS:EQIX)	Specialized REIT
Federal Realty Investment Trust (NYSE:FRT)	Retail REIT
Global Payments (NYSE:GPN)	Financial Services
The GAP (NYSE:GPS)	Retail
Jones Lang LaSalle, Inc. (NYSE:JLL)	Real Estate Services
Kimco Realty Corp. (NYSE:KIM)	Retail REIT
Macy’s (NYSE:M)	Retail
Northern Trust (NasdaqGS:NTRS)	Financial Services
Prologis, Inc. (NYSE:PLD)	Industrial REIT
Realty Income Corporation (NYSE:O)	Retail REIT
Regency Centers Corporation (NasdaqGS:REG)	Retail REIT
State Street (NYSE:STT)	Financial Services
Tanger Inc. (NYSE:SKT)	Retail REIT
Tapestry (NYSE:TPR)	Retail
TJX Companies (NYSE:TJX)	Retail
Simon Property Group	Retail REIT

Other Elements of Compensation & Policies

Retirement and Health and Welfare Benefits. We have never had a traditional defined benefit pension plan. We maintain a 401(k)-retirement plan in which all salaried employees can participate on the same terms. During 2024, our basic contribution to the 401(k)-retirement plan was equal to 1.0% of the participant’s base salary and Annual Cash Incentive Compensation which vests 20% after the completion of two years and an additional 20% after each additional year of service until fully vested after six years. We match 100% of the first 3% of the participant’s contribution and 50% of the next 2% of the participant’s contribution. Our matching contributions are vested when made. Our basic and matching contributions are subject to applicable IRS limits and regulations and internal guidelines. The Company’s internal limit on Company contributions for any participant in 2024 was $17,250. The contributions we made to the 401(k) accounts of the NEOs are shown in the “All Other Compensation” column of the 2024 Summary Compensation Table in the “Executive Compensation Tables” section of this Proxy Statement on page 61. NEOs also participate in health and welfare benefit plans on the same terms as other salaried employees.

No Gross Up for Excess Parachute Payments. Our CEO and the other NEOs do not currently have employment agreements. There are no arrangements requiring us to gross up compensation to cover taxes owed by the NEOs, including excise taxes payable by the NEOs in connection with a change in control.

Deferred Compensation Plan. We maintain a nonqualified deferred compensation plan that has permitted senior executives, key employees and non-employee directors to defer all or part of their compensation, including awards under the 2019 Plan. There is an account for the executives and employees and a separate account for the non-employee directors. Although we have the discretion to contribute a matching amount or make additional

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COMPENSATION DISCUSSION AND ANALYSIS

incentive contributions, we have never done either. As a result, the amounts disclosed in the “Nonqualified Deferred Compensation In 2024” table in the “Executive Compensation Tables” section of this Proxy Statement on page 66 consist entirely of compensation earned by, but not yet paid to, the NEOs and any earnings on such deferred compensation. A participant’s deferrals are fully vested, except for any restricted stock or RSU awards that still have vesting requirements. Upon death or disability of the participant, our insolvency, or a change in control affecting us, a participant becomes 100% vested in his or her account.

No Stock Option Grants. The Compensation Committee has not granted any stock options to executives or other employees since 2001.

Equity Award Grant Practices

In the ordinary course of our compensation cycle for our NEOs, we make LTIP awards in the first calendar quarter after financial results for the preceding year have been released. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2024, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Executive Equity Ownership Guidelines

We believe the financial interests of our executives should be aligned with the long-term interests of our shareholders. We also believe that requiring our executives to own a significant number of shares of our common stock, combined with our rigorous stock retention policy, serves as a strong motivator for our executives to be prudent in their operation of the Company. Therefore, in addition to long-term incentives, our Board has established equity ownership guidelines for key executives, including the NEOs.

The current ownership guidelines require the executives to maintain ownership of our stock or any class of our equity securities or units of the Operating Partnership having a value expressed as a multiple of their base salary for as long as they remain our employees. Our current guidelines for the CEO and other executive officers are set forth below:

VALUE AS A
MULTIPLE OF
POSITION	BASE SALARY
Chief Executive Officer	6.0x
Executive Officers	3.0x
Certain Executive Vice Presidents	3.0x

In addition, to the extent these executives have received restricted stock awards, they are required to retain ownership of shares representing at least 50% of the after-tax value of their awards or 25% of the pretax value of their awards. These shares are to be retained by the executive until they retire, die, become disabled, or are no longer employed by us.

Ownership of any class of our equity securities or units of the Operating Partnership counts toward fulfillment of these guidelines, including securities held directly, securities held indirectly by or for the benefit of immediate family members, shares of restricted stock that have been earned, even if not vested, and shares held following the exercise of stock options (of which the Company does not have any). Any unexercised stock options would not count toward these goals. Each of our NEOs currently meets or exceeds these guidelines.

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Clawback of Incentive Compensation

Effective as of October 2, 2023, the Compensation Committee implemented a revised clawback policy that is compliant with updated SEC and NYSE requirements, a copy of which may be found as Exhibit 97 to our Annual Report on Form 10-K for the year ended December 31, 2024. Awards under the 2019 Plan, including, without limitation, the A&R OPI Program include provisions expressly acknowledging the applicability of such clawback policy to the award, and any awards, when made, will be subject to our clawback policy.

Insider Trading Policy, Hedging Policy and Pledging Restrictions

We have adopted an insider trading policy, a copy of which may be found as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024 governing the purchase, sale and/or other dispositions of our securities by directors, officers and employees that is designed to promote compliance with insider trading laws, rules and regulations, as well as NYSE listing standards. Our insider trading policy prohibits the trading of our securities on the basis of material, non-public information and establishes regular blackout periods wherein certain designated employees are prohibited from trading in our securities.

Our insider trading policy also prohibits employees and directors from hedging the ownership of Company securities. In addition, we do not permit our executive officers and directors to pledge shares.

Section 162(m)

When reviewing compensation matters, the Compensation Committee considers the anticipated tax consequences to the Company (and, when relevant, to our executive officers) of the various payments under our compensation programs. Section 162(m) of the Code generally disallows a tax deduction for any publicly-held corporation for individual compensation of more than $1.0 million in any taxable year to certain executive officers. We believe that we qualify as a REIT under the Code. Provided we qualify as a REIT, we are not required to pay federal income tax to the extent we distribute our taxable income to our shareholders each year. In order to qualify as a REIT, among other requirements, we generally must distribute to our shareholders at least 90% of our taxable income each year, excluding capital gains. As a result, we do not expect that the payment of compensation which is not deductible due to Section 162(m) of the Code will have a material adverse federal income tax consequence to us, provided that we qualify as a REIT. The Compensation Committee, after considering the potential impact of the application of Section 162(m) of the Code, may provide compensation to executive officers that may not be tax deductible if it believes that providing that compensation is in the best interests of the Company and its shareholders.

How LTIP Units Work

LTIP units are a type of limited partnership interest issued by the Operating Partnership. Under the performance-based long-term incentive programs, LTIP unit awards can be earned in whole or in part, depending on the extent to which the performance targets set by the Compensation Committee for the relevant performance period are met. The Compensation Committee believes the design of the Company’s performance-based long-term incentive programs reflects the Company’s pay-for-performance philosophy and high expectations.

LTIP units are designed to qualify as “profits interests” in the Operating Partnership for federal income tax purposes. During the performance period of our performance based long-term incentive programs, holders of such LTIP units will be allocated taxable profits and losses equal to one tenth of the amounts allocated to an Operating Partnership unit and will receive distributions equal to one tenth of the amount of regular quarterly distributions paid on an Operating Partnership unit, and certain special distributions. As a general matter, the profits interest characteristics of these LTIP units mean that each such LTIP unit will not be economically equivalent in value at the time of award to the economic value of an Operating Partnership unit. The value of the

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COMPENSATION DISCUSSION AND ANALYSIS

LTIP units can increase over time until the value of the LTIP units is equivalent to the value of the Operating Partnership units on a one-for-one basis.

After the end of the performance period, to the extent that the required performance has been achieved, and, at the time of award for LTIP units issued under time-based long-term incentive programs, holders of such earned LTIP units (whether or not time-vested) will be entitled to receive distributions in an amount per LTIP unit equal to the distributions, both regular and special, payable on an Operating Partnership unit. Vested LTIP units are exchangeable for shares of the Company’s common stock on a one-for-one basis, or cash as selected by the Company. The number of performance-based LTIP units earned is determined by the Compensation Committee at the end of the performance period using the pre-established payout matrices (with linear interpolation between the specified payout percentages).

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Executive Compensation Tables

Summary Compensation Table

				STOCK	ALL OTHER
NAME	YEAR	SALARY	BONUS(1)	AWARDS(2)	COMPENSATION(3)	TOTAL
David Simon	2024	$1,250,000	$3,000,000	$56,451,380	$693,390	$61,394,770
Chairman, CEO and President	2023	$1,250,000	$4,000,000	$10,000,259	$314,048	$15,564,307
	2022	$1,250,000	$28,000,000	$6,264,867	$152,916	$35,667,783
Brian J. McDade	2024	$670,192	$800,000	$11,129,172	$251,445	$12,850,809
Executive Vice President and	2023	$640,385	$800,000	$3,000,175	$120,368	$4,560,928
Chief Financial Officer	2022	$580,769	$3,700,000	$1,891,621	$63,121	$6,235,511
Steven E. Fivel	2024	$695,192	$800,000	$10,629,288	$237,911	$12,362,391
General Counsel and Secretary	2023	$670,192	$800,000	$2,500,149	$117,834	$4,088,175
	2022	$650,000	$6,750,000	$1,543,806	$49,961	$8,993,767
John Rulli	2024	$695,192	$800,000	$4,822,886	$239,947	$6,558,025
Chief Administrative Officer	2023	$670,192	$800,000	$2,500,149	$119,870	$4,090,211
	2022	$650,000	$2,250,000	$1,543,806	$51,997	$4,495,803
Adam J. Reuille	2024	$347,115	$275,000	$3,072,735	$120,776	$3,815,626
Senior Vice President and	2023	$332,577	$275,000	$750,148	$79,403	$1,437,128
Chief Accounting Officer	2022	$320,015	$1,525,000	$598,061	$49,688	$2,492,764

1.	Amounts in this column include bonuses earned with respect to performance in the indicated year which were paid in the following year under our Annual Cash Incentive Compensation program.
2.	Stock Awards made in 2024 reflect the grant date fair value of our annual LTI awards (RSUs and LTIP units) as well as the equity-based awards granted under the A&R OPI Program. Details of the Stock Awards granted are as follows:

NAME	ANNUAL LTI AWARDS	2024 OPI LTIP AWARDS	TOTAL STOCK AWARDS
David Simon	$ 10,000,164	$ 46,451,216	$ 56,451,380
Brian J. McDade	$ 3,000,143	$ 8,129,029	$ 11,129,172
Steven E. Fivel	$ 2,500,259	$ 8,129,029	$ 10,629,288
John Rulli	$ 2,500,259	$ 2,322,627	$ 4,822,886
Adam J. Reuille	$ 750,108	$ 2,322,627	$ 3,072,735

The amounts granted in 2024 under the A&R OPI Program vest in equal annual installments over a five-year period subject to the grantee’s continued service through each vesting date. See “Compensation Discussion and Analysis— A&R OPI Program – 2024 OPI Award” on page 54 for additional detail.

In each case, the grant date fair value of these awards is computed in accordance with the requirements of FASB Accounting Standards Codification (“ASC”) Topic 718. See “Compensation Discussion and Analysis— A&R OPI Program – 2024 OPI Award” on page 54 for additional information regarding these awards and see “Equity Compensation Tables-Grants of Plan-Based Awards in 2024” on page 63 for additional details of individual awards granted to our NEOs during 2024.

The grant date fair value of the time-based RSUs and time-based LTIP units is calculated by multiplying the closing price of our common stock as reported by the NYSE for the date of grant, by the applicable number of RSUs or LTIP units.

The grant date fair value of the portion of the LTIP units granted in 2024 subject to performance conditions is computed based on probable outcome in accordance with the requirements of FASB ASC Topic 718. 60% of such LTIP units are subject to a market condition through the application of a TSR modifier and, as such, a Monte Carlo simulation model is applied in the valuation of those units, assuming expected volatility of 27.17%, dividend yield of 4.61% and risk-fee rate of return of 4.31%. The grant date fair value of LTIP units granted in 2024 subject to performance conditions, assuming the maximum level of performance for the portion of such awards that are only subject to performance conditions is as follows: Mr. David Simon-$16,000,113; Mr. McDade-$4,800,155, Mr. Fivel-$4,000,246; Mr. Rulli-$4,000,246; and Mr. Reuille-$1,200,145.

2025 Proxy Statement | SIMON PROPERTY GROUP 61

EXECUTIVE COMPENSATION TABLES

3.	Amounts reported in 2024 include the following:

All Other Compensation

	EMPLOYEE LIFE		DIVIDEND
	INSURANCE	401(K)	EQUIVALENTS AND
NAME	PREMIUMS	CONTRIBUTION	DISTRIBUTIONS(A)
David Simon	$2,105	$17,250	$674,035
Brian J. McDade	$816	$17,250	$233,379
Steven E. Fivel	$816	$17,250	$219,845
John Rulli	$2,852	$17,250	$219,845
Adam J. Reuille	$816	$17,250	$102,710

(A)	Includes dividend equivalents and distributions on unvested RSUs and unvested restricted stock.

62 2025 Proxy Statement | SIMON PROPERTY GROUP

executive COMPENSATION tables

Grants of Plan-Based Awards in 2024

						ALL OTHER
						STOCK
						AWARDS:	GRANT
						NUMBER OF	DATE FAIR
			ESTIMATED FUTURE PAYOUTS UNDER			SHARES OF	VALUE OF
			EQUITY INCENTIVE PLAN AWARDS(1)			STOCK OR	STOCK AND
	GRANT		THRESHOLD	TARGET	MAXIMUM	UNITS	UNIT AWARDS
NAME	DATE	AWARD TYPE	(#)	(#)	(#)	(#)(2)	($)(3)
David Simon	3/6/2024	RSUs	—	—	—	16,413	2,500,029
	3/6/2024	OPI LTIP	—	—	—	280,672	46,451,216
	3/6/2024	LTIP Units	31,667	53,485	97,121	—	7,500,135
Brian J. McDade	3/6/2024	RSUs	—	—	—	4,924	750,024
	3/6/2024	OPI LTIP	—	—	—	49,118	8,129,029
	3/6/2024	LTIP Units	9,501	16,046	29,137	—	2,250,119
Steven E. Fivel	3/6/2024	RSUs	—	—	—	4,104	625,122
	3/6/2024	OPI LTIP	—	—	—	49,118	8,129,029
	3/6/2024	LTIP Units	7,917	13,372	24,281	—	1,875,137
John Rulli	3/6/2024	RSUs	—	—	—	4,104	625,122
	3/6/2024	OPI LTIP	—	—	—	14,034	2,322,627
	3/6/2024	LTIP Units	7,917	13,372	24,281	—	1,875,137
Adam J. Reuille	3/6/2024	RSUs	—	—	—	1,231	187,506
	3/6/2024	OPI LTIP	—	—	—	14,034	2,322,627
	3/6/2024	LTIP Units	2,376	4,012	7,285	—	562,602

1.	Amounts reflect LTIP units granted under our 2019 Plan during 2024 at threshold, target and maximum levels. The performance components and vesting provisions for the LTIP units are described above in the section titled “2024 LTI Program” on page 51.
2.	Amounts reflect RSUs granted during 2024 under our 2019 Plan and LTIP units granted during 2024 under our A&R OPI Program which vest in equal annual installments over a five-year period, subject to the grantee’s continued service through each vesting date. The vesting provisions for these awards are further described above in the sections titled “2024 LTI Program” on page 51 and --“A&R OPI Program – 2024 OPI Award” on page 54.
3.	Amounts reflect the grant date fair value of RSUs and LTIP units under our annual LTI Programs or other awards, in each case as computed in accordance with the requirements of FASB ASC Topic 718. See sections titled “2024 LTI Program” on page 51 and --“A&R OPI Program – 2024 OPI Award” on page 54 for additional information regarding these awards.

The grant date fair value of the time-based RSUs and time-based LTIP units is calculated by multiplying the closing price of our common stock as reported by the NYSE for the date of grant, by the applicable number of RSUs or LTIP units.

The grant date fair value of the portion of the LTIP units granted in 2024 subject to performance conditions is computed based on a probable outcome assumption in accordance with the requirements of FASB ASC Topic 718. 60% of such LTIP units are subject to a market condition through the application of a TSR modifier and, as such, a Monte Carlo simulation model is applied in the valuation of those units, assuming expected volatility of 27.17%, dividend yield of 4.61% and risk-fee rate of return of 4.31%. Each NEO paid $0.25 per unit for each performance-based LTIP unit.

2025 Proxy Statement | SIMON PROPERTY GROUP 63

EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at 2024 Fiscal Year-End

		STOCK AWARDS
							EQUITY INCENTIVE
					EQUITY INCENTIVE		PLAN AWARDS:
					PLAN AWARDS:		MARKET OR
					NUMBER OF		PAYOUT VALUE
					UNEARNED		OF UNEARNED
		NUMBER OF			SHARES, UNITS		VALUE OF UNEARNED
		SHARES OR		MARKET VALUE OF	OR OTHER		SHARES, UNITS OR
		UNITS THAT		SHARES OR UNITS	RIGHTS THAT		OTHER RIGHTS
		HAVE NOT		THAT HAVE NOT	HAVE NOT		THAT HAVE NOT
NAME	Type of Award	VESTED(#)		VESTED($) (1)	VESTED(#)		VESTED($) (1)
David Simon	RSU (2024 Grant)	16,413	(2)	$2,826,483	—		$—
	RSU (2023 Grant)	20,619	(2)	$3,550,798	—		$—
	RSU (2022 Grant)	17,197	(2)	$2,961,495	—		$—
	2024 OPI LTI	280,672	(5)	$48,334,525	—		$—
	2024 LTIP Units	—		$—	97,121	(6)	$16,725,207
	2023 LTIP Units	—		$—	68,637	(7)	$11,819,978
	2022 LTIP Units	37,109	(8)	$6,390,541	—		$—
	2021 LTIP Units	57,867	(9)	$9,965,276	—		$—
Brian J. McDade	RSU (2024 Grant)	4,924	(2)	$847,962	—		$—
	Restricted Stock (2023)	3,263	(3)	$561,921	—		$—
	RSU (2023 Grant)	5,155	(2)	$887,743	—		$—
	Restricted Stock (2022)	3,145	(3)	$541,600	—		$—
	RSU (2022 Grant)	3,845	(2)	$662,147	—		$—
	2024 OPI LTI	49,118	(5)	$8,458,611	—		$—
	2024 LTIP Units	—		$—	29,137	(6)	$5,017,683
	2023 LTIP Units	—		$—	17,160	(7)	$2,955,124
	2022 LTIP Units	8,298	(8)	$1,428,999	—		$—
	2021 LTIP Units	19,036	(9)	$3,278,190	—		$—
Steven E. Fivel	RSU (2024 Grant)	4,104	(2)	$706,750	—		$—
	Restricted Stock (2023)	3,263	(3)	$561,921	—		$—
	RSU (2023 Grant)	4,124	(2)	$710,194	—		$—
	Restricted Stock (2022)	3,145	(3)	$541,600	—		$—
	RSU (2022 Grant)	2,884	(2)	$496,654	—		$—
	2024 OPI LTI	49,118	(5)	$8,458,611	—		$—
	2024 LTIP Units	—		$—	24,281	(6)	$4,181,431
	2023 LTIP Units	—		$—	13,728	(7)	$2,364,099
	2022 LTIP Units	6,225	(8)	$1,072,007	—		$—
	2021 LTIP Units	15,229	(9)	$2,622,586	—		$—
John Rulli	RSU (2024 Grant)	4,104	(2)	$706,750	—		$—
	Restricted Stock (2023)	3,263	(3)	$561,921	—		$—
	RSU (2023 Grant)	4,124	(2)	$710,194	—		$—
	Restricted Stock (2022)	3,145	(3)	$541,600	—		$—
	RSU (2022 Grant)	2,884	(2)	$496,654	—		$—
	2024 OPI LTI	14,034	(5)	$2,416,795	—		$—
	2024 LTIP Units	—		$—	24,281	(6)	$4,181,431
	2023 LTIP Units	—		$—	13,728	(7)	$2,364,099
	2022 LTIP Units	6,225	(8)	$1,072,007	—		$—
	2021 LTIP Units	15,229	(9)	$2,622,586	—		$—
Adam J. Reuille	RSU (2024 Grant)	1,231	(2)	$211,991	—		$—
	Restricted Stock (2023)	1,632	(3)	$281,047	—		$—
	RSU (2023 Grant)	1,031	(2)	$177,549	—		$—
	Restricted Stock (2022)	1,572	(3)	$270,714	—		$—
	RSU (2022 Grant)	962	(2)	$165,666	—		$—
	Restricted Stock (2021)	632	(4)	$108,837	—		$—
	2024 OPI LTI	14,034	(5)	$2,416,795	—		$—
	2024 LTIP Units	—		$—	7,285	(6)	$1,254,550
	2023 LTIP Units	—		$—	3,433	(7)	$591,197
	2022 LTIP Units	2,076	(8)	357,508	—		$—
	2021 LTIP Units	3,808	(9)	$655,776	—		$—

64 2025 Proxy Statement | SIMON PROPERTY GROUP

executive COMPENSATION tables

1.	The amounts shown in these columns are determined based on $172.21, the closing price of our common stock as reported by the NYSE for December 31, 2024.
2.	The RSUs granted in 2024 (2024 Grant) will vest on March 6, 2027. The RSUs granted in 2023 (2023 Grant) will vest on March 1, 2026. The RSUs granted in 2022 (2022 Grant) to Mr. Simon will vest on March 18, 2025 and the RSUs granted in 2022 (2022 Grants) to Messrs. McDade, Fivel, Rulli, and Reuille will vest on March 11, 2025. The vesting of these RSUs is subject to the applicable grantee’s continued service through the vesting date.
3.	The amounts shown represent restricted stock earned and settled in 2024 and 2023 under the 2023 and 2022 Corporate ICP, respectively. For the restricted stock issued in 2024, one-third of the underlying shares will vest on April 1, 2025, and the remaining two-thirds of the underlying shares will vest on April 1, 2026 and April 1, 2027, in equal amounts. For the restricted stock issued in 2023 one-half of the underlying shares will vest on April 1, 2025, and the remaining one-half of the underlying shares will vest on April 1, 2026. The vesting of these restricted stock awards is subject to the grantee’s continued service through the vesting date.
4.	The amount shown represents restricted stock earned and settled in 2022 under the 2021 Corporate ICP, which will vest on April 1, 2025, subject to the grantee’s continued service through the vesting date.
5.	The amounts shown represent time-based LTIP units granted on August 29, 2024 pursuant to the A&R OPI Program. The 2024 OPI LTIP units will vest in equal parts on the first five anniversaries of the grant date, subject to the grantee’s continued service through each such vesting date. “Compensation Discussion and Analysis— A&R OPI Program – 2024 OPI Award” on page 54 for additional detail
6.	The amounts shown represent performance-based LTIP units granted on March 6, 2024 pursuant to the 2019 Plan. The performance period for these LTIP units will end on December 31, 2026. Once earned, these 2024 LTIP units will vest on January 1, 2028, subject to the grantee’s continued service through such vesting date. With respect to these 2024 LTIP unit awards, the number of units that would have been earned based on actual results for the period commencing on the first day of the applicable performance period and ending on December 31, 2024 (rather than the end of the actual performance period) was above the maximum level of performance. Consequently, in accordance with SEC rules, the number of LTIP units shown represents the number of LTIP units that may be earned during the performance period based on maximum performance.
7.	The amounts shown represent performance-based LTIP units granted on March 1, 2023. The performance period for the LTIP units granted to our NEOs during 2023 will end on December 31, 2025. Once earned, the 2023 LTIP units will vest on January 1, 2027, subject to the grantee’s continued service through such vesting date. With respect to the 2023 LTIP unit awards, the number of units that would have been earned based on actual results for the period commencing on the first day of the applicable performance period and ending on December 31, 2024 (rather than the end of the actual performance period) was above the threshold level of performance. Consequently, in accordance with SEC rules, the number of LTIP units shown represents the number of LTIP units that may be earned during the performance period based on target performance.
8.	The amounts shown represent LTIP units granted on March 11, 2022 and March 18, 2022, respectively. The performance period for the LTIP units granted to our NEOs during 2022 ended on December 31, 2024. All earned 2022 LTIP units will vest on January 1, 2026, subject to the grantee’s continued service through such vesting date.
9.	The amounts shown represent LTIP units granted on March 1, 2021. The performance period for the LTIP units granted to our NEOs during 2021 ended on December 31, 2023. All earned 2021 LTIP units vested on January 1, 2025.

2025 Proxy Statement | SIMON PROPERTY GROUP 65

EXECUTIVE COMPENSATION TABLES

Option Exercises and Stock Vested in 2024(1)

	STOCK AWARDS(2)
	NUMBER OF SHARES		VALUE REALIZED
NAME	ACQUIRED ON VESTING		ON VESTING
David Simon	33,368	(3)	$4,815,690	(4)
Brian J. McDade	10,720	(5)	$1,569,334	(7)
Steven E. Fivel	10,050	(5)	$1,470,080	(7)
John Rulli	10,050	(5)	$1,470,080	(7)
Adam J. Reuille	4,986	(6)	$734,547	(7)

1.	None of our NEOs exercised any stock options in 2024.
2.	Includes awards of restricted stock, RSUs and LTIP units that vested during 2024.
3.	For Mr. Simon, includes 23,172 RSUs issued in 2020 which vested on January 1, 2024 and 10,196 RSUs issued in 2021 which vested on March 1, 2024.
4.	The value realized upon vesting of Mr. Simon’s RSUs is calculated by multiplying $142.64, the closing price of our common stock as reported by the NYSE for December 29, 2023, by the number of RSUs that vested on January 1, 2024 and by multiplying $148.14, the closing price of our common stock as reported by the NYSE for February 29, 2024, by the number of RSUs that vested on March 1, 2024.
5.	For each of Messrs. McDade, Fivel and Rulli, includes 5,793 RSUs issued in 2020 which vested on January 1, 2024 and 1,573 shares of restricted stock which were earned under the Company’s Corporate ICP in 2022 which vested on April 1, 2024. For Mr. McDade, this includes 3,354 RSUs issued in 2021 which vested on March 1, 2024, and for each of Messrs. Fivel and Rulli, includes 2,684 RSUs similarly issued in 2021 which also vested on March 1, 2024.
6.	For Mr. Reuille, includes 2,896 RSUs issued in 2020 which vested on January 1, 2024, 671 RSUs earned by Mr. Reuille under the Company’s Corporate ICP in 2021 which vested on March 1, 2024 and 1,419 shares of restricted stock earned by Mr. Reuille under the Company’s Corporate ICP in 2022 which vested on April 1, 2024.
7.	The value realized upon vesting of Messrs. McDade, Fivel, Rulli and Reuille’s RSUs and restricted stock is calculated by multiplying $142.64, the closing price of our common stock as reported by the NYSE for December 29, 2023, by the number of RSUs that vested on January 1, 2024, by multiplying $148.14, the closing price of our common stock as reported by the NYSE for February 29, 2024, by the number of RSUs that vested on March 1, 2024 and by multiplying $156.49, the closing price of our common stock as reported by the NYSE for March 28, 2024, by the shares of restricted stock that vested on April 1, 2024.

Nonqualified Deferred Compensation in 2024

AGGREGATE
	EXECUTIVE	REGISTRANT	EARNINGS	AGGREGATE	AGGREGATE
	CONTRIBUTIONS	CONTRIBUTIONS	(LOSSES)	WITHDRAWALS/	BALANCE
NAME	IN LAST FY	IN LAST FY	IN LAST FY(1)	DISTRIBUTIONS	AT LAST FYE
(A)	(B)	(C)	(D)	(E)	(F)
David Simon	$—	$—	$—	$—	$—
Brian J. McDade	$—	$—	$—	$—	$—
Steven E. Fivel	$—	$—	$—	$—	$—
John Rulli	$—	$—	$44,599	$294,489	$—
Adam J. Reuille	$—	$—	$—	$—	$—

1.	Aggregate earnings (losses) include dividends paid on, and appreciation of, shares of our common stock held in our deferred compensation plan. The amount shown is not included in the 2024 Summary Compensation Table because earnings under our deferred compensation plan were not above-market or preferential.

66 2025 Proxy Statement | SIMON PROPERTY GROUP

executive COMPENSATION tables

The assets of our deferred compensation plan are held in what is commonly referred to as a “rabbi trust” arrangement. This means the assets of the plan are subject to the claims of our general creditors in the event of our insolvency. The plan assets are invested by the trustee in its sole discretion. Payments of a participant’s elective deferrals are made as elected by the participant. These amounts would be paid earlier in the event of termination of employment or death of the participant, an unforeseen emergency affecting the participant as determined by the Compensation Committee or a change in control of the Company.

We have not made any contributions to the executive account of our deferred compensation plan since its inception in 1995. As a result, the contributions and aggregate balances shown in the table above are composed entirely of contributions made by the executives from their salary, bonus or restricted stock awards for prior years and earnings on those amounts. The earnings do not represent above-market or preferential rates. The executives may vote and are entitled to receive dividends on their restricted stock awards in the plan.

Deferral elections are made by eligible executives each year for amounts to be earned or granted in the following year. An executive may defer all or a portion of salary, Annual Cash Incentive Compensation or awards under the 2019 Plan.

Executives may allocate their account balances among hypothetical investment options available under the deferral program, which vary depending upon the type of compensation being deferred.

2025 Proxy Statement | SIMON PROPERTY GROUP 67

EXECUTIVE COMPENSATION TABLES

Estimated Post-Employment Payments Under Alternative Termination Scenarios

The following table sets forth the value of the benefits that would have been payable to each of the NEOs, assuming that the following events occurred on December 31, 2024. We do not disclose payments or other benefits under our 401(k) retirement plan and health and welfare plans because all salaried employees are entitled to the same benefits under those plans. Also, we do not include distributions from our deferred compensation plan because the amounts in that plan consist entirely of contributions made by the executives and earnings on those contributions. The amounts shown are only estimates of the amounts that would be payable to the executives upon termination of employment and do not reflect tax positions we may take or the accounting treatment of such payments. Actual amounts to be paid can only be determined at the time of separation.

					TERMINATION BY THE
					COMPANY WITHOUT
					CAUSE OR RESIGNATION
	VOLUNTARY	TERMINATION BY			WITH GOOD REASON
	RESIGNATION OR	THE COMPANY	DEATH OR	CHANGE OF	FOLLOWING CHANGE IN
	RETIREMENT(1)	WITHOUT CAUSE	DISABILITY	CONTROL	CONTROL
David Simon
Severance Payment(2)	$—	$384,615	$—	$—	$384,615
Restricted Stock/RSUs(3)	$—	$—	$9,338,776	$9,338,776	$9,338,776
LTIP Unit Awards(4)	$—	$—	$78,032,009	$93,100,176	$93,100,176
Annual Cash Incentive Compensation	$—	$—	$—	$—	$—
TOTAL	$—	$384,615	$87,370,785	$102,438,952	$102,823,567
Brian J. McDade
Severance Payment(2)	$—	$206,213	$—	$—	$206,213
Restricted Stock/RSUs(3)	$—	$—	$3,501,374	$3,501,374	$3,501,374
LTIP Unit Awards(4)	$—	$—	$16,783,984	$21,107,918	$21,107,918
Annual Cash Incentive Compensation	$—	$—	$—	$—	$—
TOTAL	$—	$206,213	$20,285,358	$24,609,292	$24,815,505
Steven E. Fivel
Severance Payment(2)	$—	$173,798	$—	$—	$173,798
Restricted Stock/RSUs(3)	$—	$—	$3,017,119	$3,017,119	$3,017,119
LTIP Unit Awards(4)	$—	$—	$15,101,183	$18,671,589	$18,671,589
Annual Cash Incentive Compensation	$—	$—	$—	$—	$—
TOTAL	$—	$173,798	$18,118,302	$21,688,708	$21,862,506
John Rulli
Severance Payment(2)	$—	$213,905	$—	$—	$213,905
Restricted Stock/RSUs(3)	$—	$—	$3,017,119	$3,017,119	$3,017,119
LTIP Unit Awards(4)	$—	$—	$9,068,139	$12,638,544	$12,638,544
Annual Cash Incentive Compensation	$—	$—	$—	$—	$—
TOTAL	$—	$213,905	$12,085,258	$15,655,663	$15,869,568
Adam J. Reuille
Severance Payment(2)	$—	$100,129	$—	$—	$100,129
Restricted Stock/RSUs(3)	$—	$—	$1,215,803	$1,215,803	$1,215,803
LTIP Unit Awards(4)	$—	$—	$4,236,235	$5,268,167	$5,268,167
Annual Cash Incentive Compensation	$—	$—	$—	$—	$—
TOTAL	$—	$100,129	$5,452,038	$6,483,970	$6,584,099

1.	The Compensation Committee may under certain circumstances, in connection with the retirement of a NEO, in its sole and absolute discretion, accelerate the vesting of some or all of the restricted stock, RSUs, or LTIP units held by such NEO.
2.	Determined by our current discretionary severance policy under which we may pay severance to full-time employees whose employment is involuntarily terminated in the event of certain reductions in force, mergers or outsourcings. The amount of the severance for exempt employees is generally one week of pay for every year of service up to a maximum of sixteen weeks of pay.

68 2025 Proxy Statement | SIMON PROPERTY GROUP

executive COMPENSATION tables

The Company generally pays severance as a lump sum; however, under certain circumstances it might make a severance payment in installments over a period of time.
3.	Includes the unvested time-based RSUs granted with the annual LTIP grants in 2022, 2023 and 2024. Also, for Mr. Fivel, Mr. Rulli, Mr. McDade and Mr. Reuille includes the unvested shares of restricted stock earned under the Corporate ICP in 2023 and 2022, and for Mr. Reuille the unvested shares of restricted stock earned under the Corporate ICP in 2021. The value is based on a stock price of $172.21, the closing price of our common stock as reported by the NYSE on December 31, 2024.
4.	Death or Disability

With respect to death or disability, the amount represents the value of annual performance-based LTIP units and the time-based LTIP units granted under the A&R OPI Program held by the executive that would be deemed fully vested upon the executive’s termination due to death or disability (in the case of the time-based LTIP units) or at the time of the applicable Valuation Date (as such term is defined in the applicable LTIP grant agreement) as if the death or disability had not occurred (in the case of the performance-based LTIP units). Value is based on a stock price of $172.21, the closing price of our common stock as reported by the NYSE for December 31, 2024, net of the purchase price of $0.25 per unit (in the case of annual performance-based LTIP units). The award agreements for the annual performance-based LTIP units provide the following benefits if the executive’s employment terminates due to death or disability prior to the applicable Valuation Date: (a) the calculation of whether any annual LTIP units have been earned will be deferred until the Valuation Date; (b) the number of annual LTIP units that would have been earned shall be adjusted on a pro rata basis to reflect the number of days such executive worked over the total days in the performance period; and (c) such earned annual LTIP units shall immediately be fully vested. If death or disability occurs after the applicable Valuation Date, any annual LTIP units that have been earned but not yet vested shall immediately become fully vested.

Change of Control

With respect to a change of control of the Company prior to the Valuation Date, the amount represents the value of annual performance-based LTIP units and the time-based LTIP units granted under the A&R OPI Program held by the executive that would become vested or earned as a result of the change of control event. Value is based on a stock price of $172.21, the closing price of our common stock as reported by the NYSE for December 31, 2024, net of the purchase price of $0.25 per unit (in the case of the annual performance-based LTIP units). The calculation of whether any annual LTIP units have been earned will take place at the time of the change of control. If the executive has any earned annual LTIP units prior to any change of control, the vesting schedule for such earned annual LTIP units shall not accelerate but instead remain subject to the vesting period that would otherwise be applicable after any annual LTIP units became earned in the ordinary course.

Termination without Cause or Due to Good Reason after a Change of Control

The award agreements provide the following benefits with respect to the annual performance-based LTIP units if, prior to the Valuation Date, there is a change of control of the Company and the executive is terminated without cause, resigns his employment for good reason, or the award is not continued, assumed or replaced in connection with the change of control: (a) the calculation of whether any annual LTIP units have been earned will take place at the time of the change of control; and (b) any annual LTIP units earned in connection with the change of control shall immediately become fully vested. If the executive has any earned annual LTIP units prior to any change of control, the vesting schedule for such earned annual LTIP units shall not accelerate unless the executive is terminated without cause, resigns his employment for good reason, or the award is not continued, assumed or replaced in connection with the change of control, in each case, at such time all of the executive’s earned annual LTIP units shall immediately become fully vested.

2025 Proxy Statement | SIMON PROPERTY GROUP 69

2024 Pay Ratio Disclosure

As required by Section 953(b) of the Dodd Frank Wall Street Reform and Consumer Protection Act and in accordance with Item 402(u) of Regulation S-K, we are providing the following disclosure about the relationship of the total annual compensation of Mr. David Simon, our Chief Executive Officer, to the total annual compensation of our median compensated employee within our worldwide workforce. To understand this disclosure, we think it is important to give context to our operations. Our corporate headquarters are in Indianapolis, Indiana. We own, develop and manage premier shopping, dining, entertainment and mixed-use destinations. As of December 31, 2024, we owned or held an interest in 194 income producing properties in 37 states and Puerto Rico. We also own an 88% noncontrolling interest in Taubman Realty Group, which has an interest in 22 regional, super-regional, and outlet malls in the U.S. and Asia. Internationally, as of December 31, 2024, we had ownership interests in 35 Premium Outlets and Designer Outlet properties primarily located in Asia, Europe and Canada. Notwithstanding our international properties, fewer than 5% of our employees are located outside of the United States. We strive to create a global compensation program, which is competitive in terms of both the position and the geographic location in which the employee is located. Accordingly, our pay structures vary amongst employees based on position and geographic location.

Identification of Median Employee

In calculating the Company’s 2024 pay ratio we selected October 1, 2024, as the date on which to determine our median employee. As of that date, we had approximately 2,800 employees, of which thirty-seven were located outside of the U.S. To determine our median employee, we considered employees who were employed by the Company or any of its wholly owned or consolidated subsidiaries on October 1, 2024, whether the employees were full-time, part-time, seasonal, or temporary.

For purposes of calculating the compensation of our employees to determine the median employee we measured compensation using the 12-month period ending December 31, 2024, and used a consistently applied compensation measure that consists of the elements described below:

●	Salary: Including base salary, pay for time worked, premium pay (e.g., overtime) and differentials (e.g., holiday worked).
●	Bonus: Including variable pay such as annual bonuses, spot bonuses, and commissions.

In determining the total annual compensation of the median employee, we calculated such employee’s compensation in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the 2024 Summary Compensation Table with respect to each of the NEOs.

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2024 PAY RATIO DISCLOSURE

2024 Pay Ratio

For 2024, our last completed fiscal year, the Company has made the following calculations in accordance with the rules of the SEC:

●	The total annual compensation of our median employee, who is a Senior Analyst employee located at our corporate headquarters in Indianapolis, Indiana, other than our CEO, was $78,174.
●	Our CEO’s total annual compensation, as reported in the “Total” column of the 2024 Summary Compensation Table, was $61,394,770. This amount is inclusive of LTIP units granted in 2024 under the A&R OPI Program with a full grant date fair value of $46,451,216. This award vests in equal annual installments over a five-year period, subject to the CEO’s continued service through each vesting date. See “Compensation Discussion and Analysis— A&R OPI Program – 2024 OPI Award” on page 54 for additional vesting detail.

Based on this information, the ratio of the total annual compensation of our CEO to the total annual compensation of our median employee is estimated to be 785 to 1.

We believe that this pay ratio reflects a reasonable estimate consistent with SEC rules based on the methodology we described above. Because SEC rules for identifying a median compensated employee allow companies to apply certain exclusions, include estimates, and adopt different methodologies that reflect their employee population and compensation practices, the ratio above may not be comparable to the CEO pay ratio reported by other companies.

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Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans as of December 31, 2024.

NUMBER OF SECURITIES
REMAINING
	NUMBER OF SECURITIES TO		WEIGHTED-AVERAGE	AVAILABLE FOR FUTURE
	BE ISSUED UPON EXERCISE		EXERCISE PRICE OF	ISSUANCE
	OF OUTSTANDING OPTIONS,		OUTSTANDING OPTIONS,	UNDER EQUITY
PLAN CATEGORY	WARRANTS AND RIGHTS		WARRANTS AND RIGHTS	COMPENSATION PLANS

Equity compensation plans approved by security holders(1)	166,257	(2)	$—	5,234,706	(3)

Equity compensation plans not approved by security holders	—		$—	—

TOTAL	166,257		$—	5,234,706

1.	Consists of the 2019 Plan, which was approved by shareholders at the 2019 Annual Meeting held on May 8, 2019.
2.	Includes RSUs. Outstanding LTIP units are excluded because, although the LTIP units are exchangeable for shares of the Company’s common stock on a one-for-one basis, or cash, such selection is in the Company’s sole discretion.
3.	The 2019 Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, RSUs, common stock and performance units, including LTIP units.

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Pay Versus Performance

The following tables set forth information concerning the compensation of our NEOs and our financial performance for the fiscal years ended December 31, 2024, 2023, 2022, 2021, and 2020.

	SUMMARY		AVERAGE	AVERAGE	VALUE OF INITIAL FIXED $100
	COMPENSATION		SUMMARY	COMPENSATION	INVESTMENT BASED ON:
	TABLE TOTAL	COMPENSATION	COMPENSATION	ACTUALLY		PEER GROUP
	FOR PRINCIPAL	ACTUALLY	TABLE	PAID TO	TOTAL	TOTAL		REAL ESTATE
	EXECUTIVE	PAID TO	TOTAL FOR	NON-PEO	SHAREHOLDER	SHAREHOLDER	NET	FFO
	OFFICER (“PEO”)	PEO	NON-PEO NEOS	NEOS	RETURN	RETURN	INCOME	PER SHARE
YEAR	($)(1)	($)(2)	($)(3)	($)(4)	($)	($)(5)	($ in 000s)(6)	($)(7)
2024	61,394,770	81,595,925	8,896,713	13,401,627	154	124	2,729,021	12.24
2023	15,564,307	22,397,338	3,544,111	5,557,380	121	109	2,617,018	11.78
2022	35,667,783	30,033,524	5,554,461	3,916,326	94	99	2,452,385	11.39
2021	10,475,192	24,351,704	2,512,245	5,726,224	120	114	2,568,707	10.51
2020	8,966,782	2,540,434	2,269,543	1,068,770	61	75	1,277,324	9.14

1.	Represents the amount reported for each of the corresponding years in the “Total” column of the Summary Compensation Table for Mr. Simon, the Company’s CEO.
2.	Represents the amount of “compensation actually paid” to Mr. Simon, as computed in accordance with Item 402(v) of Regulation S- K. This amount does not reflect the total compensation actually realized or received by Mr. Simon. In accordance with Item 402(v) of Regulation S-K, these amounts reflect “Total” compensation as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. This amount is inclusive of LTIP units granted in 2024 under the A&R OPI Program with a full grant date fair value of $46,451,216. This award vests in equal annual installments over a five-year period, subject to the CEO’s continued service through each vesting date. See “Compensation Discussion and Analysis – A&R OPI Program – 2024 OPI Award” on page 54 for additional vesting detail.

EQUITY AWARD ADJUSTMENTS (PEO) (A)
				CHANGE IN FV	CHANGE IN FV
		DEDUCTION FOR		OF AWARDS GRANTED IN	OF AWARDS
		AMOUNTS	INCREASE BASED ON	PRIOR FY THAT	GRANTED IN	INCREASED
		REPORTED UNDER	ASC 718 FV OF	WERE OUTSTANDING	PRIOR FY THAT	BASED ON
		THE “STOCK	AWARDS GRANTED	AND UNVESTED	VESTED IN THE	DIVIDENDS OR
		AWARDS” AND	IN THE APPLICABLE	AS OF APPLICABLE	APPLICABLE FY,	OTHER EARNINGS
		“OPTION AWARDS”	FY THAT REMAIN	FY END DETERMINED	DETERMINED	PAID DURING
		COLUMNS IN THE	UNVESTED AS OF	BASED ON CHANGE	BASED ON CHANGE	APPLICABLE
	PEO	SCT FOR THE	APPLICABLE FY END,	IN ASC 718 FV	IN ASC 718 FV	FY PRIOR	COMPENSATION
	REPORTED	APPLICABLE	DETERMINED AS OF	FROM PRIOR FY END	FROM PRIOR FY END	TO VESTING	ACTUALLY
	SCT TOTAL	FISCAL YEAR	APPLICABLE FY END	TO APPLICABLE FY END	TO VESTING DATE	DATE	PAID TO PEO
YEAR	$	$	$	$	$	$	$
2024	61,394,770	56,451,380	67,538,869	7,161,596	79,529	1,872,542	81,595,925
2023	15,564,307	10,000,259	12,414,635	3,713,735	—	704,920	22,397,338
2022	35,667,783	6,264,867	6,015,020	(5,983,417)	—	599,004	30,033,524
2021	10,475,192	5,458,550	11,239,534	7,526,446	—	569,082	24,351,704
2020	8,966,782	5,942,313	5,928,410	(6,526,984)	—	114,540	2,540,434

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pay versus performance

(A)	The fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during the 2020, 2021, 2022, 2023, and 2024 fiscal years. Fair values as of each measurement date were determined using valuation assumptions and methodologies (including volatility, dividend yield, and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant in accordance with ASC Topic 718. For market-based restricted stock units, fair values were estimated using a Monte Carlo simulation model, using assumptions that are consistent with those used at grant. For other performance-based awards, the fair values reflect the probable outcome of the performance vesting conditions as of the last day of the applicable fiscal year.
3.	Represents the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Simon) for each of the corresponding years in the “Total” column of the Summary Compensation Table. The names of each of the NEOs included for these purposes in each applicable year are as follows:

YEAR	PEO	NEOs included in Average
2024	David Simon	Brian J. McDade, Steven E. Fivel, John Rulli, and Adam J. Reuille
2023	David Simon	Brian J. McDade, Steven E. Fivel, John Rulli, and Adam J. Reuille
2022	David Simon	Brian J. McDade, Steven E. Fivel, John Rulli, and Adam J. Reuille
2021	David Simon	Brian J. McDade, Steven E. Fivel, John Rulli, and Alexander L.W. Snyder
2020	David Simon	Brian J. McDade, Steven E. Fivel, John Rulli, and Alexander L.W. Snyder

4.	Represents the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Simon), as computed in accordance with Item 402(v) of Regulation S-K. In accordance with Item 402(v) of Regulation S-K, these amounts reflect “Total” compensation as set forth in the Summary Compensation Table for each year, adjusted as shown below. Equity values are calculated in accordance with FASB ASC Topic 718, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of the grant.

EQUITY AWARD ADJUSTMENTS (NON-PEO NEOS) (A)
CHANGE IN
FV OF AWARDS
				GRANTED IN PRIOR	CHANGE IN
		DEDUCTION FOR		FY THAT WERE	FV OF AWARDS
		AMOUNTS		OUTSTANDING AND	GRANTED IN
		REPORTED	INCREASE BASED	UNVESTED AS OF	PRIOR FY THAT
		IN THE	ON ASC 718	APPLICABLE	VESTED IN THE	INCREASED
		“STOCK AWARDS”	FAIR VALUE OF	FY END	APPLICABLE FY,	BASED ON
		AND “OPTION	AWARDS GRANTED	DETERMINED	DETERMINED	DIVIDENDS OR
		AWARDS”	IN THE APPLICABLE	BASED ON	BASED	OTHER
	AVERAGE	COLUMNS	FY THAT REMAIN	CHANGE IN	ON CHANGE IN	EARNINGS	AVERAGE
	NON-PEO	IN THE	UNVESTED AS OF	ASC 718 FV FROM	ASC 718 FV	PAID DURING	COMPENSATION
	NEO	SCT FOR THE	APPLICABLE FY END,	PRIOR FY END TO	FROM	APPLICABLE FY	ACTUALLY
	REPORTED	APPLICABLE	DETERMINED AS OF	APPLICABLE	PRIOR FY END	PRIOR TO	PAID TO
	SCT TOTAL	FISCAL YEAR	APPLICABLE FY END	FY END	TO VESTING DATE	VESTING DATE	NON-PEO NEOS
YEAR	$	$	$	$	$	$	$
2024	8,896,713	7,413,520	10,130,558	1,440,208	37,077	310,592	13,401,627
2023	3,544,111	2,187,655	3,309,720	730,780	(3,781)	164,205	5,557,380
2022	5,554,461	1,394,324	980,385	(1,331,445)	(21,541)	128,789	3,916,326
2021	2,512,245	1,301,865	2,680,699	1,666,273	37,789	131,083	5,726,224
2020	2,269,543	1,238,049	1,415,307	(1,343,223)	(70,834)	36,027	1,068,770

5.	The peer group used for this purpose is the following published industry index: FTSE NAREIT Equity Retail Index.
6.	Represents the amount of net income reflected in the Company’s audited financial statements for the applicable year.
7.	Real estate FFO per share is defined on page 52 in our Compensation Discussion and Analysis. GAAP reconciliation of our reported FFO per share to real estate FFO per share for the years 2022, 2023 and 2024 is included in our filed Annual Report on form 10-K for the year ending December 31, 2024 on page 115. Real estate FFO for 2020 and 2021 includes adjustments consistent with those made and reported in our 2024 Form 10-K to diluted FFO.

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pay versus performance

Tabular List

The table below represents the most important financial performance measures used by the Company to link compensation actually paid to our NEOs to Company performance for fiscal year ended December 31, 2024, as discussed further in our Compensation Discussion and Analysis.

Real Estate FFO
Absolute TSR
EBITDA

Depiction of Compensation Actually Paid and Company Performance

The graphs below provide an illustration of the relationship between the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, and (i) real estate FFO per share, (ii) Company TSR and Peer Group TSR, and (iii) GAAP Net Income, in each case, for the fiscal years ended December 31, 2020, 2021, 2022, 2023 and 2024.

Compensation Actually Paid vs Real Estate FFO per share

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pay versus performance

Compensation Actually Paid vs Company Total Shareholder Return and Peer Group Shareholder Return

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends were reinvested.

Compensation Actually Paid vs Net Income

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Assessment of Compensation-Related Risks

The Company believes that our compensation policies and practices appropriately balance near-term performance with sustainable long-term value creation, and that they do not encourage unnecessary or excessive risk taking. In 2024, the Company’s management conducted an extensive review of the design and operation of our compensation program and their findings were presented to the Compensation Committee. The review included an assessment of the level of risk associated with the various elements of compensation. Based on this review and assessment, the Company believes that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

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Proposal 3: Ratification of Independent Registered Public Accounting Firm

The Audit Committee has selected Ernst & Young LLP (“EY”) as our independent registered public accounting firm for 2025. Shareholders have the opportunity to ratify that selection in an advisory vote.

For information on fees paid to EY during 2023 and 2024 and the Audit Committee’s pre-approval policies and procedures, please see the Report of the Audit Committee, which follows this proposal. Representatives of EY will be present at the 2025 Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to questions.

If the holders of a majority of voting shares voting on this matter do not approve the proposal, the Audit Committee will take into consideration the views of the shareholders and may, but will not be required to, appoint a different independent registered public accounting firm.

The Audit Committee and the Board Unanimously Recommend that Shareholders Vote “FOR” Ratification of the Appointment of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for 2025.

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Report of the Audit Committee

The Audit Committee is responsible for monitoring the integrity of the Company’s consolidated financial statements, the qualifications, performance and independence of the Company’s independent registered public accounting firm, the performance of the Company’s internal auditor and the Company’s compliance with legal and regulatory requirements. We have the sole authority to appoint or replace the Company’s independent registered public accounting firm as well as approve their compensation. In addition, we have responsibility to oversee them. The Audit Committee operates under a written charter adopted by the Board which can be found on our website at https://investors.simon.com/corporate-governance/committee-composition. The Audit Committee currently has six members, and the Board has determined that each is a financial expert in accordance with the rules adopted by the SEC. The Board has also determined that each of the members of the Audit Committee is independent under the standards of director independence established under our Governance Principles, NYSE listing standards, and applicable securities laws.

Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States and for management’s report on internal controls over financial reporting. The Company’s independent registered public accounting firm is responsible for auditing the consolidated financial statements and expressing an opinion on the financial statements and the effectiveness of internal controls over financial reporting. Our responsibility is to oversee and review the financial reporting process and to review and discuss management’s report on internal controls over financial reporting. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to the independence of the independent registered public accounting firm. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent registered public accounting firm.

We held nine meetings during 2024. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the Company’s internal auditor, and its independent registered public accounting firm, EY.

We discussed with the Company’s internal auditor and EY the overall scope and plans for their respective audits. We met with the internal auditor and EY, with and without management present, to discuss the results of their examinations and their evaluations of the Company’s internal controls. We reviewed and discussed the Company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002, including consideration of the Public Company Accounting Oversight Board’s (“PCAOB”) Auditing Standard 2201, An Audit of Internal Control Over Financial Reporting That is Integrated with an Audit of Financial Statements.

We discussed with management the Company’s major financial risk exposures and the steps management has taken to monitor and regulate such exposures, including the Company’s risk assessment and risk management processes. During the course of 2024, we received reports from management on the Company’s mandatory training program designed to increase employee cybersecurity awareness, as well as reports on various information technology and personnel upgrades aimed at improving the Company’s security and integrity of networks and related systems to mitigate the risks associated with security breaches through cyber-attacks, or cyber intrusions.

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REPORT OF THE AUDIT COMMITTEE

We reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2024 with management, the internal auditor and EY. We reviewed EY’s report on our financial statements, which indicated that the financial statements present fairly, in all material respects, our financial position and results of operations and cash flows in conformity with accounting principles generally accepted in the United States. We reviewed and discussed with management, the internal auditor and EY management’s report on the effectiveness of internal controls over financial reporting and EY’s report on internal controls over financial reporting. We also discussed with management and the internal auditor the process used to support certifications by the Company’s CEO and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany the Company’s periodic filings with the SEC and the processes used to support management’s report on the Company’s internal control over financial reporting.

We also discussed with EY all matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, we discussed with EY and management the PCAOB’s Auditing Standard 3101, The Auditor’s Report on an Audit of Financial Statements When the Auditor Expresses an Unqualified Opinion, and EY’s process for identifying critical audit matters for the Company.

We also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent auditor’s communications with us concerning independence, and we discussed with EY the independence of that firm.

When analyzing EY’s independence, we considered the services EY provided to the Company beyond those rendered in connection with its audit of the Company’s consolidated financial statements, including (i) its audit of the effectiveness of internal controls over financial reporting and (ii) its reviews of the Company’s quarterly unaudited consolidated financial statements, and whether such items were compatible with EY maintaining its independence. We concluded that the provision of such non-audit services by EY in the past year has not jeopardized EY’s independence.

Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee charter, we recommended to the Board that the Company’s audited consolidated financial statements for the year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

The Audit Committee has also selected EY as the Company’s independent registered public accounting firm for the year ended December 31, 2025, based on our belief that it is in the best interest of the Company and the shareholders, and will present the selection to the shareholders for ratification at the meeting. In connection with this decision, the Audit Committee assessed the independent auditor’s performance. This assessment examined three primary criteria: (1) the independent auditor’s qualifications and experience; (2) the communication and interactions with the independent auditor over the course of the year; and (3) the independent auditor’s independence, objectivity, and professional skepticism. These criteria were discussed with management during a private session, as well as in executive session.

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report of the audit committee

EY has served as the Company’s auditor since 2002. We would also like to note, that commencing with the 2022 audit, a new lead audit partner was appointed. We approve all audit and permissible non-audit services to be provided to the Company by EY prior to commencement of services. We have delegated to the Chairman of the Audit Committee the authority to approve specific services up to specified individual and aggregate fee amounts. Any approval decisions are presented to the full Audit Committee at the next scheduled meeting after such approvals are made.

The Company has incurred the fees set forth below for services provided by EY, as the independent registered public accounting firm of the Company and the Operating Partnership, and for the services provided to our managed consolidated and joint venture properties and our consolidated non-managed properties. The Audit Committee has final approval with respect to the amount of these fees. EY has advised us that it has billed or will bill these indicated amounts for the following categories of services for the years ended December 31, 2024 and 2023, respectively:

	2024	2023
Audit Fees(1)	$5,201,000	$5,506,000
Audit-Related Fees(2)	$6,073,000	$5,517,000
Tax Fees(3)	$298,000	$283,000
All Other Fees	$—	$—

1.	Audit Fees include fees for the audits of the financial statements and the effectiveness of internal controls over financial reporting and quarterly reviews for Simon and the Operating Partnership and services associated with the related SEC registration statements, periodic reports, and other documents issued in connection with securities offerings This category may vary year-over-year and is directly tied to the level of capital markets and transaction related activities in any given year.
2.	Audit Related Fees include audits of individual or portfolios of properties and schedules to comply with lender, joint venture partner or contract requirements, services related to pre-implementation reviews of certain information technology applications, audit services related to our employee benefit plan, and due diligence services in relation to acquisition-related activities for our managed consolidated and joint venture entities and our consolidated non-managed entities. Our share of these Audit Related Fees was approximately 64% and 59% for the years ended 2024 and 2023, respectively.
3.	Tax Fees include fees for international and other tax consulting services, tax due diligence, and tax return compliance services associated with the tax returns for certain managed joint ventures as well as other miscellaneous tax compliance services. Our share of these Tax Fees was approximately 70% and 59% in 2024 and 2023, respectively.
The Audit Committee: Marta R. Stewart, Chair Larry C. Glasscock Nina P. Jones Reuben S. Leibowitz Randall J. Lewis Stefan M. Selig

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Proposal 4: Approval of the Redomestication of the Company to the State of Indiana by Conversion

Our Board, acting upon the recommendation of our G&N Committee, has approved a proposal to redomesticate, by conversion, the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Indiana (the “Indiana Corporation”). We refer to the proposed redomestication of the Delaware Corporation in the form of the conversion of the Delaware Corporation into the Indiana Corporation as the “Redomestication.” The Board recommends that our shareholders approve the Redomestication and the adoption of the resolutions of the Board approving the Redomestication (the “Redomestication Resolution”, together with the Redomestication, collectively, the “Redomestication Transaction”) included as Appendix A to this Proxy Statement, as more fully described in this Proposal 4. The Board has determined that the Redomestication Transaction is in the best interests of the Company and its shareholders, and the Board recommends that shareholders vote “FOR” the approval of the Redomestication Transaction, inclusive of the Redomestication Resolution. Approval of this Proposal 4 will constitute the adoption of the Redomestication Resolution.

Background and Terms of Proposal 4

General

Simon Property Group and Historical Information on its State of Incorporation

●	The Company, and its predecessors, have maintained headquarters in the State of Indiana for more than 60 years.
●	The Company was incorporated in 1993 at its initial public offering under the laws of the State of Maryland, a jurisdiction which is common for the incorporation of REITs.
●	A series of strategic transactions fueled its growth, including a series of mergers, acquisitions and name changes.
●	In 1998, the Company’s acquisition of Corporate Property Investors, Inc., a Delaware corporation (“CPI”), was effectuated by a merger, with CPI surviving the merger as the surviving corporation.

As part of the Board’s ongoing oversight, direction, and management of the Company’s business and engagement with the Company’s management team, our Board has, from time to time, considered and explored the issue of the Company’s jurisdiction of incorporation without reaching a decision on whether to change its existing jurisdiction of incorporation. These discussions were in response to a number of factors, including:

●	the Company’s significant and long-standing presence in the State of Indiana, reflected by the location of the Company’s headquarters;
●	the Company’s significant operations, personnel, and community ties to the State of Indiana;
●	costs and expenses associated with the Company being incorporated in the State of Indiana in comparison to being incorporated in the State of Delaware; and
●	views regarding the legal landscape in the State of Delaware and how it is evolving.

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PROPOSAL 4 Approval of the redomestication of the company to the state of indiana by conversion

Simon and the State of Indiana

The Board and the G&N Committee recognize the strong historical ties the Company has had for many decades with the State of Indiana, its citizens and government officials, its consumer and business environment, its balanced and efficient legal and regulatory system, and its overall business community. The Company, including through its predecessor entities, both before and after our initial public offering, has established and maintained its corporate headquarters in Indianapolis and has had a significant workforce presence both in Indianapolis and throughout the State of Indiana.

The Company has been a key partner in the growth, development, and revitalization of some of Indiana’s largest cities, most notably Indianapolis, as well as the state as a whole. In even the most basic, physical terms, the Company’s headquarters is located across the street from the Indiana Statehouse Building and the Office of the Secretary of State (see photo). These strong ties to Indiana and the efficiencies they create in facilitating the achievement of the Company’s long-term strategic goals were compelling factors in the G&N Committee’s deliberations and our Board’s ultimate decision to approve, and to recommend to shareholders that they vote to approve, the Redomestication Transaction.

Legal Uncertainties

Though Delaware corporate law may be less prescriptive in its statutory requirements for fiduciary duties than other states, because of the extensive experience of the Delaware courts and considerable body of judicial decisions since the early 1900s, Delaware has had the reputation of offering corporations and their counsel guidance on matters of corporate governance and transaction liability issues.

However, the increasingly litigious environment facing corporations incorporated in the State of Delaware, and the material costs such litigation imposes, both in terms of financial and human resource cost, may distract from the Company’s core mission and redirects value from shareholders. This environment has created, and will potentially continue to create, unpredictability in operational decision-making and may impede our ability to adapt to changing business conditions and to act quickly for the benefit of our shareholders. Our Board and G&N Committee have carefully considered legal developments in the State of Delaware and the advantages of redomesticating in the State of Indiana, and weighed these factors against the potential advantages of remaining a Delaware corporation. The Board and G&N Committee are aware of, and considered, certain recently passed amendments to the General Corporation Law of the State of Delaware (“DGCL”) that are intended to potentially mitigate some of the recent caselaw developments in the State of Delaware, but ultimately considered that such proposed amendments did not outweigh the potential benefits of a redomestication to the State of Indiana.

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PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY TO THE STATE OF INDIANA BY CONVERSION

The G&N Committee’s Process and Framework for Analysis

The G&N Committee’s process in evaluating a redomestication of the Company from the State of Delaware to another jurisdiction involved a thorough discussion and analysis of the following primary areas, each of which is discussed in more detail below:

●	Reasons for the Redomestication. The G&N Committee and Board, for the reasons set forth herein, are recommending a redomestication of the Company to the state of the Company’s corporate headquarters, the State of Indiana.
o	The G&N Committee’s evaluation and recommendation, which was adopted by the Board, focused on, among other things, (i) the Company’s operational characteristics and associated benefits of being incorporated in the State of Indiana, where the Company’s corporate headquarters are physically located; (ii) that a redomestication to the State of Indiana would provide the Company with significant tangible economic benefits, including without limitation, the savings of $250,000 in franchise taxes per year; and (iii) that shareholders are benefitted by the corporate laws of the State of Indiana, which provide clear governance and liability frameworks.
o	The Board and the G&N Committee also considered that the Company has no pending transaction, proposal, matter or litigation under or related to Delaware law. Therefore, this did not serve as a motivating factor in evaluating a possible redomestication.
●	Evaluation of Risks Associated with the Redomestication. The G&N Committee also evaluated certain risks of a potential redomestication to the State of Indiana and the benefits of remaining incorporated under the laws of the State of Delaware.
o	It undertook a thorough review of (i) the benefits of Delaware’s historical legal framework, its extensive caselaw and related precedential legal guidance and court system; (ii) certain differences between Indiana and Delaware corporate laws; and (iii) direct and indirect costs and expenses associated with a potential redomestication from the State of Delaware to the State of Indiana.
●	What Changes if the Redomestication is Effectuated. The G&N Committee reviewed material differences between the corporate laws of the State of Indiana and those of the State of Delaware and considered whether any changes would be required, necessary or advisable to the governing documents of the Company if a redomestication of the Company to the State of Indiana was effectuated.
o	The G&N Committee determined that, to the fullest extent practicable, the governing documents of the Company should remain consistent with its existing forms, as it is believed that retaining such continuity at the present time would be beneficial for shareholders.
o	However, the G&N Committee also noted that it would be advisable, and in the best interests of shareholders, for certain changes or additions to be reflected in the governing documents of the Company in instances where there may not be a direct corollary between the provisions of the laws of the respective States.
o	For example, the G&N Committee believed that it would be advisable and in the best interests of shareholders to include in the Company’s post-redomestication governing documents an affirmative opt-out of:
◾	the Indiana Code provision mandating the Company maintain a staggered board and
◾	the Indiana control share acquisitions statute,

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in each case, in order to remain consistent with the Company’s current governance framework.

Opting out of mandatory staggered board and Indiana’s control share acquisitions statute.

●	What Does Not Change if the Redomestication is Effectuated. Finally, the G&N Committee reviewed matters that would not change or be impacted by a redomestication to the State of Indiana, including as to business operations, jobs and management as well securities laws, accounting and tax matters and relationships with, and obligations and liabilities to, the Company’s stakeholders and other third-parties.

Conclusion

Consequently, we strongly believe the long-term strategic direction that has been established by our Board and that is being implemented by management is the most advantageous way to deliver consistent performance and sustainable long-term shareholder returns. In order to best position the Company to deliver these returns, the Board and G&N Committee believe the Company should have its corporate domicile located in the jurisdiction with which it has the strongest historical ties – Indiana. The Company has a proven track record of making many difficult decisions and investments that have ultimately proven to be beneficial to shareholders. As the competitive and regulatory landscape continues to evolve, we believe the additional certainty in corporate decision-making offered by being an Indiana corporation can assist the Company’s competitive efficiencies, which can help facilitate the execution of the Company’s strategic plans in the years to come.

Through the analysis and efforts of the G&N Committee, it became clear to the Board and G&N Committee that it was in the best interests of the Company and our shareholders to pursue a redomestication of the Company to its home State of Indiana, for a multitude of factors more particularly described herein, including:

●	Material cost savings through the elimination of the Delaware franchise tax obligation of $250,000 per year, currently;
●	More legal clarity and certainty; and
●	The Company’s close relationship with the State of Indiana.

Because of all of the foregoing, we believe that Indiana is a jurisdiction that will provide more corporate flexibility and balance and will be the most favorable legal environment for the Company to maximize long-term shareholder value.

Principal Terms of the Redomestication

The Redomestication, if approved by our shareholders, will be effected through (i) a conversion pursuant to Section 266 of the DGCL, and (ii) a domestication pursuant to Sections 23-0.6-5-1 to -6 of the Indiana Code (“Indiana Code”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Appendix B to this Proxy Statement. Approval of this Proposal 4 (the “Redomestication Proposal”) will constitute approval of the Plan of Conversion.

Pursuant to Section 266 of the DGCL and as set forth in the Plan of Conversion, upon the effectiveness of the Redomestication:

●	The Company will continue in existence as an Indiana corporation and will continue to operate our business under the current name, “Simon Property Group, Inc.”

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●	The affairs of the Company will cease to be governed by Delaware law and will thereafter be governed by Indiana law. See “Comparison of Shareholder Rights under Delaware and Indiana Law” on page 97 below.
●	The Company will cease to be governed by our existing restated certificate of incorporation (the “Delaware Charter”) and amended and restated by-laws (the “Delaware By-Laws” and together with the Delaware Charter, collectively, the “Delaware Organizational Documents”), and instead will be governed by provisions of the proposed Indiana articles of incorporation (the “Indiana Charter”) and the proposed Indiana bylaws (the “Indiana Bylaws”, and together with the Indiana Charter, collectively, the “Indiana Organizational Documents”), forms of which are included as Appendix C and Appendix D, respectively, to this Proxy Statement. The Indiana Organizational Documents have been drafted with an intent to align and be consistent with the terms of the Delaware Organizational Documents to the extent legally possible. See “Certain Differences Between the Delaware Charter and By-Laws and Indiana Charter and Bylaws” on page 95 below.
●	The Redomestication will not result in any change in the headquarters, business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities, or net worth (other than as a result of the transaction costs related to the Redomestication).
●	Each outstanding share of 8 3/8% Series J Cumulative Redeemable Preferred Stock, par value $0.0001 per share, of the Delaware Corporation (the “Delaware Series J Preferred Stock”) will be automatically converted into one outstanding share of 8 3/8% Series J Cumulative Redeemable Preferred Stock, par value $0.0001 per share, of the Indiana Corporation (the “Indiana Series J Preferred Stock”) pursuant to the Plan of Conversion.
●	Each outstanding share of Common Stock, par value $0.0001 per share, of the Delaware Corporation (the “Delaware Common Stock”) will be automatically converted into one outstanding share of Common Stock, par value $0.0001 per share, of the Indiana Corporation (the “Indiana Corporation Common Stock”) pursuant to the Plan of Conversion.
●	Each outstanding share of Class B Common Stock, par value $0.0001 per share, of the Delaware Corporation (the “Delaware Class B Common Stock”) will be automatically converted into one outstanding share of Class B Common Stock, par value $0.0001 per share, of the Indiana Corporation (the “Indiana Class B Common Stock”) pursuant to the Plan of Conversion.
●	Shareholders will not need to exchange their existing stock certificates for new stock certificates.
●	Each outstanding restricted stock unit or right to acquire shares of Delaware Common Stock will continue in existence and automatically become a restricted stock unit or right to acquire an equal number of shares of Indiana Common Stock under the same terms and conditions.
●	Our Common Stock, par value $0.0001 per share, will continue to be traded on the New York Stock Exchange (“NYSE”) under the symbol “SPG,” and our 8 3/8% Series J Cumulative Redeemable Preferred Stock, par value $0.0001 per share, will continue to be traded on the NYSE under the symbol “SPGJ.” We do not expect any interruption in the trading of our listed common and preferred stock as a result of the Redomestication.

If our shareholders approve the Redomestication, we currently anticipate that the Redomestication will occur as soon as practicable following the 2025 Annual Meeting. If the Redomestication is approved by our shareholders, it is anticipated that the Redomestication will become effective at the date and time (the “Effective Time”) specified in (i) the Certificate of Conversion to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 266 of the DGCL and (ii) articles of domestication meeting the requirements of Section 23-0.6-5-5 of the Indiana Code filed in accordance with such section.

The Redomestication may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of our Board, at any time prior to the Effective Time, whether before or after the approval by our

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shareholders, if our Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its shareholders, as the case may be.

In connection with the Redomestication, the Company intends to make filings with the Office of the Secretary of State of the State of Indiana and the Office of the Secretary of State of the State of Delaware and does not anticipate making any other governmental or municipal filings to effect the Redomestication (other than filings of a ministerial nature to reflect the effect of the Redomestication). Nonetheless, we may face legal challenges to the Redomestication, including, among others, shareholder challenges under Delaware law, seeking to delay or prevent the Redomestication.

Reasons for the Redomestication

The determinations of our Board and G&N Committee that the Redomestication Transaction is in the best interests of the Company and its shareholders, and the decision of the Board to recommend that the Company’s shareholders vote to approve the Redomestication Transaction, were the result of extensive deliberation and consideration by the Board and G&N Committee. Following are several reasons our Board and G&N Committee believe the Redomestication Transaction is in the best interests of the Company and its shareholders.

Strong and Significant Ties to the State of Indiana

The Board and G&N Committee believe that our corporate identity is intertwined with our Indiana corporate headquarters and that redomesticating to Indiana would be consistent with the Company’s historical roots. We have been an Indiana-based company for more than 30 years as a public company, in terms of presence, operations and personnel. Our headquarters and senior management are based in Indianapolis, Indiana. More than 70% of our corporate employees reside in Indiana. All of our shareholders’ meetings are held in Indiana. The Company owns eight properties in Indiana, including prominent holdings such as The Fashion Mall at Keystone.

In 2006, we constructed our new corporate headquarters at 225 West Washington Street in Indianapolis, Indiana, an approximately 350,000 square foot complex, which we own and, which is a centerpiece of the Indianapolis business district and skyline. The construction of our corporate headquarters cemented Indiana as the focal point for the Company’s corporate identity. We continue to invest in our campus, which we believe will make our headquarters among the most prominent and modern public company headquarters in the State of Indiana.

Given our significant presence in Indiana, the Company is committed to the state’s business community and continued economic growth. We believe that redomesticating the Company to Indiana emphasizes this commitment in a meaningful and lasting way. Though we conduct very little business in Delaware, as a Delaware corporation, we are required to continuously file certain reports and documents in the State of Delaware. Additionally, as a Delaware corporation, we are subject to the jurisdiction of its courts. Redomesticating to Indiana will allow us to align our operational and legal domiciles, which may have the effect of additional benefits to the Company if it is subject to litigation in the future.

Our corporate identity is inextricably tied to our Indiana corporate headquarters, and we believe that a change in our state of incorporation would be consistent with this trajectory. Indiana is our home state, and we are committed to Indiana. Redomesticating to Indiana also builds on the Company’s long-standing relationships with the state and local communities. These relationships – with government officials, with employees, and with other stakeholders – are important to the Company’s financial performance, strategic growth, and future operations. The Board and G&N Committee strongly believe there is value inherent in home-state incorporation because it can strengthen such relationships. Becoming an Indiana corporation would send a strong signal of the Company’s commitment to the state and local communities that have done so much for the Company and that are so important to the Company’s future.

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Conversely, we have no material operations in, or other significant connections with, Delaware. Our executives and management do not operate out of Delaware. We do not have our Board meetings in Delaware, and the Board does not otherwise visit Delaware as part of their site visits. Delaware is our current state of incorporation principally because of its legal framework and the fact that the current legal entity structure of the Company was the result of the merger with CPI and Corporate Realty Consultants, Inc. on September 23, 1998, in which CPI, a Delaware corporation at that time, survived the merger as the surviving corporation. As discussed above, the Board and G&N Committee did not find that aspect of Delaware domicile compelling such that it justifies a split between the Company’s legal home and its physical home.

A further benefit of the Redomestication Transaction is that the legislators and judges making corporate law will be fellow members of the Indiana community, not residents of a state in which the Company has no substantial connections beyond being the historical state of incorporation of CPI. Corporate law and litigation often overlap with and impact business, employment, and operational matters. The Board and G&N Committee believe that local decision-makers have a deeper understanding of our business and, therefore, are more likely to make decisions on a more fully informed basis as to the Company’s interests and the interests of its shareholders and other relevant stakeholders.

A large percentage of publicly-traded companies, including publicly-traded real estate investment trusts, are not incorporated in Delaware, instead choosing to incorporate in a variety of other jurisdictions. Some of the most successful public companies in the United States are headquartered and incorporated in the same state, demonstrating identification with their home state, including many in Indiana, such as Elevance Health, Inc., Eli Lilly and Company, and Cummins, Inc., which have a combined current market capitalization in excess of $700 billion as of the date of this filing. Moreover, many prominent public companies have reincorporated from Delaware to their home state in order to reunite their legal and physical homes. Similarly, the Board and G&N Committee believe there is inherent value in unifying the Company’s legal and physical homes.

No Franchise Tax Liability in Indiana

As a Delaware corporation, the Company is required to annually pay franchise tax in Delaware. Unlike Delaware, Indiana corporations are not subject to a franchise tax or similar monetary obligation. Each year, the Delaware Corporation pays the maximum franchise tax imposed under Delaware law of $250,000 to the State of Delaware. We estimate that, if we remain incorporated in Delaware, the Delaware Corporation would continue to pay the same maximum franchise tax for the foreseeable future, which would total $2,500,000 over a ten-year period. Therefore, our expense structure would be reduced by approximately $250,000 annually if the Redomestication Transaction is consummated. If the Redomestication is completed, the Indiana Corporation will be required to pay a $50 fee every two years in connection with the filing of an Indiana Business Entity Report; resulting in projected savings of $2,499,750 to the Company over the succeeding ten-year period.

The Company currently is required to pay and will continue to pay annual filing fees to qualify as a foreign entity in other states in which the Company does business. We do not anticipate such fees changing as a result of the Redomestication Transaction, but there are certain immaterial fees associated with effecting the Redomestication via conversion that the Company will be required to pay.

Better Alignment of Board Duties and Shareholder Interests

A significant benefit to being an Indiana corporation is the Indiana Code provision governing the Board’s ability to consider the interests of all the Company’s constituents when making business decisions. In this regard, Section 23-1-35-1 of the Indiana Code provides that directors, in discharging their duties, may consider both the long-term and short-term best interests of the corporation, taking into account, and weighing as the directors deem appropriate, the effects of an action on the corporation’s shareholders, employees, suppliers, customers, the communities in which offices or other facilities of the corporation are located, and any other factors the directors consider pertinent. Moreover, determinations made by a majority of the disinterested directors regarding these

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considerations are presumed to be valid unless the determination was not made in good faith after reasonable investigation. Delaware law does not include an analogous, unambiguous statutory provision, and the fiduciary duties of the Company’s directors in most circumstances instead require directors to seek to maximize the value of the corporation over the long-term for the benefit of the shareholders unless the corporation is specifically incorporated as a public benefit corporation. Delaware caselaw recognizes that certain stakeholder interests may support the long-term value of the corporation for the shareholders. However, the Board and G&N Committee believe that there is a significant benefit to the Indiana Code’s approach, and the certainty that it affords in expressly and statutorily allowing the Board to consider all the Company’s constituents when making business decisions.

As a result, under the Indiana Code, our directors and officers may consider the interests of other constituents when evaluating our business strategy and the strategic direction of the Company. We believe that this holistic approach permitted by the statutory language of the Indiana Code provides clear and unambiguous guidance to boards of directors unlike the non-statutory, caselaw derived approach adopted by Delaware. We believe that the explicit terms of the Indiana Code permit the Company to more readily pursue long-term strategic value for our shareholders as we have consistently done over several decades. Particularly as the competitive landscape in the shopping mall, dining, and entertainment venue industry continues to innovate and shift, we may face opportunities to make other long-term strategic decisions regarding our business. By accommodating a broader range of interests, the Indiana Code’s authorization for the consideration of constituent interests can help foster a more holistic governance model and potentially reduce distraction, short-term bias, and missed opportunities that can arise from a narrower focus as provided under current Delaware law. The Board and G&N Committee believe this framework provided under Indiana law better aligns the statutory duties of the Company’s directors with the concept that long-term shareholder value is best maximized by considering the interests of all the Company’s stakeholders.

Enhanced Ability to Attract and Retain Qualified Directors

We believe that Indiana law affords directors a clearer standard of conduct than Delaware law, thus enhancing our ability to attract and retain highly-qualified individuals to serve as directors. First, Indiana has established a statutory standard of conduct under Indiana Code § 23-1-35-1 that directors must act in good faith in a manner reasonably believed to be in the best interest of the corporation. Directors that are found to have violated this standard of care are personally liable to the corporation only if their conduct constitutes recklessness or willful misconduct. The Indiana Code specifically rejects judicial decisions in Delaware and other jurisdictions that impose a different or higher degree of scrutiny on director actions related to a proposed acquisition of control of the corporation. Thus, judicial decisions in Delaware applying an “enhanced scrutiny” standard of conduct governing director duties with respect to sale of control transactions, namely Revlon Inc. v. MacAndrews & Forbes Holding, Inc., 506 A.2d 173, 182 (Del. 1986) and its progeny, are expressly rejected by the Indiana Code. While the Company has no current plans to engage in a sale of control, we believe that the Indiana statutory framework governing director duties provides a more balanced, predictable, and consistent standard than Delaware’s standards governing director duties.

Second, as discussed above, the provisions of the Indiana Code permitting directors to consider the effects of corporate actions on key stakeholders such as customers, employees, suppliers, and the communities the Company serves, provides a clearer and more balanced standard governing the obligations of directors as opposed to Delaware law. We believe the Indiana Code’s approach presents an attractive proposition to directors and can help them be more willing to serve on the Board. We believe that our growth and success are attributable to our belief that shareholder value is best maximized by a strategic focus on all of the stakeholders of the Company that contribute to that growth and success. Reduced potential judicial ambiguity may be taken in account in operational and oversight matters and offers our Board clearer guidelines for actions that can benefit our shareholders in the long-term.

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Third, the Redomestication is expected to provide corporate flexibility in connection with certain corporate transactions. However, note that the Redomestication is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. In connection with the Redomestication, the Indiana Corporation will opt out of certain Indiana statutes that may discourage unsolicited takeovers, such as the Indiana control share acquisitions statute, which is discussed below. Nevertheless, certain other provisions of Indiana law may be considered to have anti-takeover implications. See “What Changes After Redomestication? – Certain Differences Between the Delaware Charter and By-Laws and Indiana Charter and Bylaws – Anti-Takeover Implications of the Redomestication” on page 97 below for additional information.

In sum, by aligning the statutory duties of our directors with our overall corporate strategy, the Board and G&N Committee believe the Redomestication will enhance our ability to attract, recruit, and retain highly-qualified individuals to serve as directors.

Reduced Litigation Risk

We believe the Redomestication will result in less meritless litigation against the Company and our directors and officers, which we believe will (i) allow our directors and officers to focus on the business and (ii) save the Company the costs of such litigation. Though the DGCL was recently amended to, among other things, increase protections for officers of a corporation, we believe Indiana strikes a better balance between the benefits and costs of litigation to the Company and its shareholders than does Delaware because Indiana has a statute-focused approach to corporate law, whereas Delaware’s approach to fiduciary duties depends upon judicial interpretation, without a clear statutory basis, which lends itself to greater uncertainty and may create an incentive to bring litigation that may not be pursued in a state with clear, unambiguous statutory standards.

The increasing frequency of claims and litigation in Delaware brought by financially-interested law firms against corporations and their directors and officers creates unnecessary distraction and costs for businesses, especially businesses in competitive industries, and requires companies to reallocate funds from more productive uses to litigation related costs and expenses. The amount of time and money required to respond to and to defend these matters can be substantial for the Company.

Under Indiana law, a director is not liable for any action or failure to act, regardless of the nature of the alleged breach of duty (including alleged breaches of the duty of care, the duty of loyalty and the duty of good faith), unless the director breached or failed to perform the duties of the director’s office in compliance with statutory standards, and the breach or failure to perform constitutes willful misconduct or recklessness. Under Delaware law, a corporation is permitted to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its shareholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty and acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. Therefore, the Indiana Code permits a broader exclusion of individual liability of directors to a company and its shareholders, and the Redomestication will allow us to eliminate any liability of directors for a breach of the duty of loyalty that does not arise from willful misconduct or recklessness. As discussed below, the Indiana Code also takes a different approach than Delaware with respect to shareholder inspection rights, which we believe more appropriately balances shareholder rights to accountability while mitigating the unmeritorious use of inspection rights.

We are aware of legislation that has been recently passed by the Delaware General Assembly that is intended to provide statutory protection or relief from certain litigation-related risks and uncertainties facing Delaware corporations and their directors and officers. Nevertheless, the Board and the G&N Committee have considered these amendments and believe that Indiana still has the better balance between the benefits and costs to the Company and its shareholders.

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Certain Risks Associated with the Redomestication

Although our Board and G&N Committee believe that the Redomestication Transaction is in the best interests of the Company and its shareholders, there can be no assurance that the Redomestication will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation under the laws of the State of Indiana or the application of the Indiana Code to the internal affairs of the Company.

For the Company’s comparison of shareholders’ rights and the material substantive provisions that apply to the Board and executive officers under Delaware and Indiana law, see “What Changes After Redomestication? – Comparison of Shareholder Rights under Delaware and Indiana Law” on page 97 below.

Extensive Delaware Caselaw and Established Court System

The Delaware Court of Chancery and Delaware Supreme Court are experienced business courts which have produced extensive caselaw interpreting Delaware law. Trials in the Chancery Court are before judges who are experts in corporate law and appointed for 12-year terms. Delaware statutory law is regularly updated by the legislature, which meets at least once every year to consider amendments to the DGCL.

While Indiana also has encouraged incorporation in Indiana and has adopted comprehensive, modern, and flexible statutes that it periodically updates and revises to meet changing business needs, Indiana caselaw concerning the effects of its statutes and regulations is more limited. As a result, the Company would not have the benefit of Delaware’s breadth of precedent to anticipate the legality of certain corporate affairs and transactions and shareholders’ rights to challenge them, particularly on matters as to which Indiana’s statutes do not provide a clear answer and an Indiana court must make a determination as a matter of first impression.

We are also aware that the Delaware General Assembly has recently passed new amendments to the DGCL that are intended to mitigate or eliminate certain of the litigation, liability and cost concerns outlined in the section titled “Reasons for the Redomestication – Reduced Litigation Risk” and throughout Proposal 4. Therefore, it is possible that the concerns regarding litigation risks for the Company may not come to fruition as a result of such legislation and as Delaware law continues to evolve and address considerations going forward. Nevertheless, these proposed DGCL amendments are new, untested and subject to judicial interpretation and may not fully eliminate or mitigate the litigation concerns for the Company as set forth in Proposal 4.

It is possible that familiarity with Delaware law and courts and the breadth and long history of Delaware corporate law may impact the views of certain investors or certain members of the financial services industry, as well as potential director and officer candidates. It is possible that this view regarding Delaware law may impact the behaviors of such third parties, which could have an adverse effect on our business. Our Board and G&N Committee considered these possibilities with the assistance of its legal advisors in reaching its determination.

Certain Differences Between Delaware and Indiana Law

Although our Board and G&N Committee believe that many of the rights of shareholders under the DGCL and the Indiana Code are substantially equivalent, at least on balance of the relevant considerations against one another and as relevant to the Company, the DGCL and Delaware caselaw collectively are different in certain respects than the Indiana Code and existing Indiana caselaw in ways that may affect the rights of our shareholders. See the Company’s summary of certain differences in the section titled “What Changes After Redomestication? – Comparison of Shareholder Rights under Delaware and Indiana Law” on page 97 below.

For instance, as further explained in the Company’s summary below, under the Indiana Code, a shareholder may inspect certain enumerated books and records of an Indiana corporation, subject to certain limitations, if (i) the demand to inspect is made in good faith and for a proper purpose, (ii) the shareholder describes with reasonable

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particularity the shareholder’s purpose and the records the shareholder desires to inspect, and (iii) the records are directly connected with the shareholder’s purpose. In general, a proper purpose exists under Indiana law if the inspection rights are sought in good faith for the protection of the interest of the corporation and of the shareholder’s own interest as a shareholder, and the shareholder’s rights are likely to be seriously prejudiced and affected unless an inspection right is given. It is not a proper purpose under Indiana law if the records are sought to aid the shareholder in non-derivative litigation against the management of the corporation for control of the corporation. Under Indiana law, the burden of proof is on the shareholder seeking access to the corporate records in order to establish a “proper purpose.” The standard for inspection rights under the DGCL, on the other hand, is generally considered to be easier for a shareholder to satisfy relative to Indiana law, although Delaware has recently passed amendments to its corporate statute that are intended to address a shareholder’s ease of access to corporate records. In Delaware, if the shareholder seeks books and records other than the corporation’s stock ledger or list of shareholders and establishes that such shareholder is a shareholder and has complied with the requirements for the form and manner of making demand for inspection, the shareholder must establish that the inspection is for a proper purpose. However, in Delaware, where a shareholder seeks to inspect the corporation’s stock ledger or list of shareholders and establishes that such shareholder is a shareholder and has complied with the requirements for the form and manner of making demand for inspection, the burden of proof is upon the corporation to establish that the inspection of the stock ledger or list of shareholders that the shareholder seeks to inspect is for an improper purpose. This distinction is a departure from the Indiana standard which more generally places the burden on the shareholder to show a proper purpose. As a result, shareholders generally have narrower inspection rights under Indiana law compared to current Delaware law.

Further, as discussed above, the Indiana Code expressly provides that it does not prohibit directors or officers from considering, approving, or taking an action that factors in stakeholders other than the corporation’s shareholders, such as employees, suppliers, and the community. Conversely, under Delaware law, there is no express statutory authority to consider such interests, and fiduciary duties in most circumstances require directors to seek to maximize the value of the corporation over the long-term for the benefit of the shareholders unless the corporation is specifically incorporated as a public benefit corporation. Delaware law has recognized that certain stakeholder interests may support the long-term value of the corporation for the shareholders, but such recognition is not statutory (unless the corporation opts to be incorporated as a public benefit corporation). As a result, as an Indiana corporation, where appropriate, our directors and officers are expressly permitted by statute to consider the interests of other constituencies in a manner different from what Delaware law may require.

Our Board and G&N Committee have identified several other areas where the rules in Indiana differ from the rules in Delaware. Some of these differences are substantive, and others are procedural. The principal areas of difference are as follows:

	DELAWARE	INDIANA

Board Standard of Care/Fiduciary Duties
●
Directors have an unyielding fiduciary duty to protect the interests of the corporation and act in the best interests of the corporation and its shareholders. Delaware caselaw has characterized such unyielding fiduciary responsibility as involving the duties of care and loyalty. The duty of care has been interpreted in Delaware caselaw to require directors to act in a fully informed manner and to exercise that degree of care and prudence that would be expected of them in the management of their own affairs. The duty of loyalty, as defined under current Delaware caselaw, requires a director to place the interests of the corporation and its

●
Statutory standard of conduct that directors must act in good faith in a manner reasonably believed to be in the best interest of the corporation. Directors that are found to have violated this standard of care are personally liable to the corporation only if their conduct constitutes recklessness or willful misconduct. Indiana statutory law specifically rejects judicial decisions in Delaware and other jurisdictions that impose a different or higher degree of scrutiny on director actions related to a proposed acquisition of control of the corporation.

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shareholders above any personal interest when making decisions that affect the corporation.
Protections Against Takeover Attempts	● No corresponding statute.
●
The Takeover Offers Act requires anyone making a takeover offer of an Indiana corporation to file a statement with the Indiana Securities Commissioner and the president of the target company before the offer is made, and the offer must be made to all offerees holding the same class of equity securities of the target company on substantially equivalent terms. The act requires that within 20 days after the statement is filed, a hearing must be held, and if it is found that the takeover statement does not contain the required disclosures or the offer is not made to offerees on substantially equivalent terms, the Commissioner can prohibit the purchase of shares in the offer or condition the purchase upon changes or modifications. This statute limits the threat of coercive two-step or “back-end” tender offers for Indiana corporations. The statute also prohibits the bidder from acquiring any additional equity securities of the target company for two years after the takeover offer, unless shareholders are given a reasonable opportunity to dispose of their holdings to the bidder on equivalent terms.

●
In certain circumstances, requires directors to obtain the best price reasonably available, although they are allowed, consistent with their fiduciary duties, as directors of an Indiana corporation would be, to “just say no” to a potential transaction and take into account long-term interests of the corporation and its shareholders.

●
In connection with cash-out merger transactions (i.e., when one company buys another company and pays the shareholders of the target company in cash), the Indiana Code allows directors to take into account the interests of stakeholders other than shareholders.
●
In the Indiana Charter, the Company has elected to opt-out of (i) the Indiana statute mandating a staggered board of directors, and (ii) the Indiana control share acquisitions statute, both of which may be deemed to have an anti-takeover effect.

●
In addition, both Delaware and Indiana permit a range of antitakeover defenses, including poison pills. Both have prohibitions on business combinations with “interested” shareholders owning certain proportions of the outstanding shares, though they apply at different ownership thresholds and have differing moratorium periods: 15% or more of the voting power of the outstanding voting stock for three years in Delaware, and 10% of the voting or investment power of the outstanding voting stock for up to five years in Indiana.

Appraisal/Dissenters’ Rights Statute
●
With certain exceptions, shareholders have the right to dissent and demand an appraisal by a court to award the “fair value” of shares in certain mergers, consolidations, conversions, transfers, domestications and continuances.
●
Shareholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the shareholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or any combination of the foregoing.

●
Shareholders of voting securities of publicly traded corporations do not have dissenters’ rights in respect of mergers that would otherwise trigger dissenters’ rights in Delaware. Under the Indiana dissenters’ rights statute, a shareholder who is entitled to dissent and obtain payment for the shares, or who would be so entitled but for the provisions that exclude shareholders of publicly traded Indiana corporations from exercising dissenters’ rights, may not challenge the corporate action creating the dissenters’ rights (or that, but for such exclusionary provisions would have created dissenters’ rights). Therefore, no shareholder of an Indiana publicly traded corporation who is entitled to vote on a merger transaction is allowed to challenge the merger.

Shareholders’ Action by Written Consent	● Action by consent can be taken without (i) a meeting, (ii) prior notice and (iii) a vote if a consent(s) setting forth the action so taken are	● Any action required or permitted to be taken at a meeting of shareholders of an Indiana public corporation may only be taken by unanimous written consent of all the shareholders.

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signed by shareholders holding not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled thereon were present and voted. If action is taken by less than unanimous consent, notice of such action to non-consenting shareholders must be given.

Derivative Proceedings
●
No corresponding statutory restrictions with respect to derivative actions. Delaware caselaw and Delaware Court of Chancery Rules provide that before a shareholder may pursue a derivative action, it must make a demand on the board to pursue the litigation unless the shareholder can plead with particularity that such demand is excused because it would be futile due to the interests of a majority of the board in the matter. The board of a Delaware corporation has the discretion to delegate to a committee of disinterested and independent directors the authority to investigate and determine whether the prosecution of derivative claims is in the best interests of the company and make a recommendation (subject to judicial review) as to how and whether the claims should be prosecuted.

●
Statutory restrictions on derivative proceedings. Indiana Code § 23-1-32-4 permits a corporation to appoint a committee of three or more disinterested directors or other disinterested persons to determine whether it is in the best interests of the corporation to pursue any legal or equitable rights or remedies it may have or to dismiss the proceeding. The determination by this committee creates a conclusive presumption against the shareholder which may only be challenged on the grounds that the committee was not disinterested or that the committee’s determination was not made after an investigation conducted in good faith.

Transaction Costs and Litigation Risk

We also will incur certain one-time, non-recurring costs in connection with the Redomestication, including certain filing fees and legal and other transaction costs. As noted above, we may face legal challenges in connection with the Redomestication, and we may also face additional media scrutiny. We believe a majority of these costs have already been incurred or will be incurred by the time of submission of the Redomestication Proposal to shareholders regardless of whether the Redomestication is ultimately completed, except for any litigation related expenses that may arise, which we cannot predict. Some of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Redomestication.

It is also possible that the Redomestication, regardless of merit, results in additional litigation, with additional expense, distraction, and time, or that it does not diminish the expenses, distraction, and time the Company currently spends on litigation. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.

What Changes After Redomestication?

The Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Approval of this Proposal 4 will constitute approval of the Redomestication Resolution, Indiana Charter and Indiana Bylaws. Following the Redomestication, we will be governed by the (i) Indiana Code not the DGCL, and (ii) Indiana Charter and the Indiana Bylaws and not the Delaware Charter and the Delaware By-Laws. Copies of the Delaware Charter and Delaware By-Laws, as currently in effect, are included as Appendix E and Appendix F, respectively, to this Proxy Statement.

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PROPOSAL 4 Approval of the redomestication of the company to the state of indiana by conversion

Certain Differences Between the Delaware Charter and Delaware By-Laws and Indiana Charter and Indiana Bylaws

The Indiana Charter and the Indiana Bylaws have been drafted with an intent to be consistent and align with the Delaware Charter and the Delaware By-Laws to the extent legally possible. Nonetheless, because of differences between the Indiana Code and the DGCL, some differences will exist, certain of which are summarized below.

PROVISION (Charter & By-Law)	DELAWARE (Charter & By-Law)	INDIANA (Charter & By-Law)
Limitation of Liability
●
A director shall not be personally liable to the Company or any shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the corporation or its shareholders; (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (c) for the payment of unlawful dividends, stock repurchases or redemptions; or (d) for any transaction from which the director received an improper personal benefit.

●
Directors and officers are not individually liable to the Company, its shareholders or creditors, except for breaches of such person’s fiduciary duties as a director or officer where such breach involved willful misconduct or recklessness. Liability for improper payment of dividends is subject to the same exculpatory standard applicable to other liabilities.

Consideration of Constituent Interests	● Contains no specific provision regarding the constituencies the Board may consider when determining whether to take action or refrain from taking action.
●
Consistent with the Indiana Code, charter provides that, in determining whether to take or refrain from taking any action with respect to any matter, the Board may, in its discretion, consider both the short term and long-term best interests of the Company, taking into account, and weighing as the directors deem appropriate, the social and economic effects thereof on the Company’s present and future employees, suppliers, and customers, the communities in which offices or facilities of the Company are located, and any other factors the directors consider pertinent.

Indemnitee’s Right to Advanced Payment of Expenses
●
Does not specify whether an indemnitee’s right to advanced payment of expenses related to a proceeding is subject to the satisfaction of any standard of conduct nor whether it is conditioned upon any prior determination that the indemnitee is entitled to indemnification with respect to the related proceeding (or the absence of any prior determination to the contrary). Because the Delaware Charter does not specify any standard of conduct to receive advancement of expenses, expenses must be advanced for directors and may be advanced for officers upon the receipt of an undertaking by or on behalf of such person to repay the amounts advanced if it is ultimately determined that the person is not entitled to indemnification.

●
Specifically provides that an indemnitee’s right to advance payment of expenses related to a proceeding is subject to the receipt of a written affirmation of the indemnitee’s good faith belief that the indemnitee has satisfied the standard of conduct set forth in the charter for indemnification, but advancement of expenses is not conditioned upon any prior determination that the indemnitee is entitled to indemnification with respect to the related proceeding or the absence of any prior determination to the contrary.

Forum Adjudication for Disputes	● Contains no exclusive forum provision for certain litigation involving the Company, directors, officers or the internal affairs of the Company.
●
The state court located in Marion County, Indiana, or the U.S. District Court for the Southern District of Indiana shall be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim for breach of a fiduciary duty owed by any director, officer, employee, or agent of the Company to the Company, or any of the Company’s constituents identified in Indiana Code § 23-1-35-1(d), (3) any action asserting a claim arising under any provision of the Indiana Code, or the Indiana Charter or Indiana Bylaws, or (4) any

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action otherwise relating to the internal affairs of the Company.
Approval of Director Conflict-of-Interest Transactions
●
DGCL contains a provision that provides that no contract or transaction between the corporation and any other entity in which one or more of its directors or officers are directors or officers, or have a financial interest, will be void or voidable solely because a director or officer is present at or participates in the meeting of the board or committee that authorizes a contract or transaction if (i) the material facts as to the director’s or officer’s relationship or interest are disclosed or are known to the board or committee and the board or committee in good faith authorizes the contract or transaction by affirmative vote of a majority of the disinterested directors, (ii) the material facts as to the director’s or officer’s relationship or interest are disclosed or are known to the stockholders and the contract or transaction is specifically approved in good faith by vote of the stockholders, or (iii) the contract or transaction is fair as to the corporation.
● Consistent with the Indiana Code, charter provides that a conflict-of-interest transaction involving a director may be approved by a majority of the disinterested directors.
Opt-Out of Mandatory Staggered Board Provision	● DGCL contains no mandatory staggered board provision, so Delaware Charter and Delaware By-Laws do not contain any corresponding opt-out provision.	● Charter contains opt-out of Indiana Code provision mandating Company maintain staggered Board of Directors.
Opt-Out of Control Share Acquisitions Statute	● DGCL does not have a control share acquisitions statute, so Delaware Charter and Delaware By-Laws do not contain any corresponding opt-out provision.	● Charter contains opt-out of Indiana control share acquisitions statute.
Proxies	● No proxy authorized by a shareholder shall be voted or acted upon after three years from its date unless the proxy provides for a longer period.
●
Provide that no proxy shall be voted or acted upon after 11 months from its date, unless the proxy provides for a shorter or longer period, unless the proxy is deemed irrevocable pursuant to the applicable provisions of the Indiana Code.

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PROPOSAL 4 Approval of the redomestication of the company to the state of indiana by conversion

Anti-Takeover Implications of the Redomestication

The Redomestication is not being effected to prevent a sale of the Company, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the Redomestication may be considered to have anti-takeover implications by virtue of being subject to Indiana law.

Delaware law and the Delaware Organizational Documents contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by our Board can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation, and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction. In contrast, transactions approved by our Board may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation, and the most effective deployment of corporate assets.

Our Board and G&N Committee recognize, in some instances, that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to shareholders, providing them with considerable value for their shares. However, our Board and G&N Committee believe that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give our Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize shareholder value. Accordingly, the Delaware Charter and Delaware By-Laws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

Indiana law includes certain additional features that may deter hostile takeover attempts. The Indiana Charter contains anti-takeover provisions similar to those set forth in the Delaware Charter. Notwithstanding these similarities, there are a number of differences between Indiana and Delaware law and between the governing documents of the Delaware Corporation and the Indiana Corporation which could have a bearing on unapproved takeover attempts. For example, the Indiana Code has a takeover offers act which severely limits, or eliminates entirely, the threat of coercive two-step or “back-end” tender offers. Indiana also has a statute regulating the acquisition of certain “control shares” that can inhibit certain takeover attempts, but the Company has elected to opt out of the application of that statute in the Indiana Charter.

Comparison of Shareholder Rights under Delaware and Indiana Law

The rights of our shareholders are currently governed by the DGCL, Delaware caselaw and the Delaware Organizational Documents. Following completion of the Redomestication, the rights of our shareholders will be governed by the Indiana Code, Indiana caselaw and the Indiana Organizational Documents.

The Board and G&N Committee have determined that the Indiana Code and the DGCL are similar in many respects. However, there are certain individual differences that may relate to your rights as a shareholder, as well as the corporate governance of the Company. The following are brief summaries of certain legal considerations relating to the current rights of shareholders of a Delaware corporation and the shareholders of an Indiana corporation and the corporate governance of a company in Delaware and in Indiana.

The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the Indiana Code and DGCL, the Delaware Organizational

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Documents, the Indiana Organizational Documents, and the body of caselaw in both jurisdictions, and some of the differences in the legal considerations below may not affect you in light of the provisions of the Indiana Organizational Documents, which opt out of certain determinations as permitted under the Indiana Code.

AREA OF CORPORATION LAW	DELAWARE	INDIANA
Board of Directors and Officers
Classification or Staggering of Board Terms
●
Directors may be divided into one, two, or three classes. The certificate of incorporation or bylaw provision dividing the directors into such classes may authorize the board to assign members of the board already in office to such classes at the time any classification becomes effective.
●
The certificate of incorporation may give holders of any class or series of stock the right to elect 1 or more directors. Any director, whether or not elected by a separate class or series of stock, may have greater or lesser voting rights than other directors, as set forth in the certificate of incorporation.

●
Directors may be divided into two or three classes, with each class containing as closely as possible the same number of directors.
●
A corporation with a class of voting shares registered under Section 12 of the Securities Exchange Act of 1934 is required to have a classified board, unless the corporation affirmatively opts-out of this provision in its original articles of incorporation.

Removal of Directors
●
Any director or the entire board may generally be removed, with or without cause, by holders of a majority of the outstanding shares entitled to vote at an election of directors.
●
Unless the certificate of incorporation provides otherwise, a director of a corporation with a classified board may be removed only for cause.
●
If a director is elected separately by a class or series of stock, such director may be removed without cause by holders of a majority of the outstanding shares of such class or series.

●
Any director or the entire board may generally be removed, with or without cause, by a majority shareholder or board vote, unless the articles of incorporation provide otherwise.
●
Directors may be removed in any manner provided in the articles of incorporation, however removal by shareholders may only be done at a meeting called for that purpose, and such purpose must be stated in the notice of the meeting.
●
A director elected by a voting group of shareholders may be removed only by that voting group.

Filling of Vacancies
●
If a vacancy occurs on the board, including a newly created directorship resulting from an increase in the number of directors, a majority of the remaining directors, even if less than a quorum, or a sole remaining director may fill the vacancy, unless the certificate of incorporation or the bylaws provide otherwise.
●
If a director is elected separately by a class or series of stock, any vacancy, including a newly created directorship resulting from an increase in the number of directors of such class or series, may be filled by a majority of the directors elected by such class or series or by a sole remaining director so elected, unless the certificate of incorporation or bylaws provide otherwise.

●
If a vacancy occurs on the board, including a vacancy resulting from an increase in the number of directors, the remaining directors, even if less than a quorum, may fill the vacancy by majority vote, unless the articles of incorporation provide otherwise.
●
Vacancies for directorships for which only certain classes are entitled to vote may only be filled by the vote of such classes.

Standard of Care/Fiduciary Duties
●
Directors and officers have a fiduciary duty to protect the interests of the corporation and act in the best interests of the corporation and its shareholders. This fiduciary responsibility includes the duty of care and the duty of loyalty.

●
Indiana has established a statutory standard of conduct that directors must act in good faith in a manner reasonably believed to be in the best interest of the corporation.
●
Directors that are found to have violated this standard of care are personally liable to the corporation only if their conduct constitutes recklessness or willful misconduct.
●
Indiana Code rejects judicial decisions in Delaware and other jurisdictions that impose a different or higher degree of scrutiny on director actions related to a proposed acquisition of control of the corporation.
●
The Indiana Code is silent on the fiduciary duties and standards of conduct for non-director officers, but Indiana courts have recognized that officers owe fiduciary duties to the corporation.

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AREA OF CORPORATION LAW	DELAWARE	INDIANA

●
The duty of care requires directors to act in a fully informed manner and exercise that degree of care and prudence that would be expected of them in the management of their own affairs.
●
The duty of loyalty requires a director to place the interests of the corporation and its shareholders above any personal interest when making decisions that affect the corporation. The duty of loyalty prohibits a director from using their corporate position to realize personal gain at the expense of the corporation. Subsumed within the duty of loyalty is the duty to act in good faith, which involves all aspects of honesty and integrity and mandates faithfulness to the interests of the corporation and its shareholders.
●
Directors’ and officers’ actions are protected by the “business judgment rule,” which presumes that a director’s or officer’s business decision was made on an informed basis, in good faith, and in the honest belief that the action was in the best interest of the corporation. Unless a plaintiff challenging a board action can rebut the business judgment rule, Delaware courts refrain from second guessing board decisions. The business judgment rule recognizes the need to encourage directors to undertake the risks and make the decisions necessary to run a business.
●
When the presumptions of the business judgment rule apply, a finding of a breach of the duty of care requires a showing of gross negligence. In this context, gross negligence means “reckless indifference to or a deliberate disregard of the shareholders, … or actions which are without the bounds of reason.” The duty of loyalty may be implicated whenever directors have a material conflict with respect to a transaction or otherwise take action in which their personal interests conflict with those of the corporation.
●
If a plaintiff is able to rebut the presumptions of the business judgment rule, directors and officers can face heightened scrutiny and a court will determine if their actions were entirely fair to the corporation. The entire fairness standard of review is typically triggered when (i) a corporation undertakes a transaction with its controlling shareholder, (ii) a majority of the board are not disinterested and independent, or (iii) a majority of the board is found to have breached its duty of care or duty of loyalty.
●
In addition, in certain situations, including the adoption of anti-takeover measures and change in control transactions, the business judgment rule will not be available until certain enhanced standards are met. For example, in the sale of control context, the board must obtain the highest value reasonably available to shareholders.

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AREA OF CORPORATION LAW	DELAWARE	INDIANA
● Directors and officers who are found to have violated their fiduciary duty may be personally liable to the corporation (see provisions relating to exculpation from personal liability below).
Reliance on Reports and Information
●
Directors are fully protected in relying in good faith on the records of the corporation and on information, opinions, reports or statements presented to the corporation by any of the corporation’s officers or employees, or committees of the board of directors, or by any other person as to matters the directors reasonably believe to be within such person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

●
Directors are entitled to rely in good faith on information, opinions, reports or statements, including financial statements and financial data, if prepared or presented by either (1) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) a committee of the board of which the director is not a member if the director reasonably believes the committee merits confidence.
●
A director is not acting in good faith if the director has knowledge concerning the matter in question that makes the reliance above unwarranted.

Constituent Interests
●
There is no provision in the DGCL authorizing directors to consider stakeholders of the corporation other than shareholders.
●
Under Delaware law, directors should act with a long-term view to enhance the value of the corporation for its shareholder’s benefit. However, Delaware law recognizes that certain stakeholder interests may support the long-term value of the corporation for the shareholders. In other words, if acting in the interests of another stakeholder would preserve or enhance the value of the corporation for its shareholders, taking such action would comport with the directors’ fiduciary duties under Delaware law.

●
Directors, in discharging their duties, may consider both the long-term and short-term best interests of the corporation, taking into account, and weighing as the directors deem appropriate, the effects of an action on the corporation’s:
●
shareholders,
●
employees,
●
suppliers,
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customers,
●
the communities in which offices or other facilities of the corporation are located, and
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any other factors the directors consider pertinent.
●
Determinations made by a majority of the disinterested directors regarding these considerations are presumed to be valid unless the determination was not made in good faith after reasonable investigation.

Limitation on Directors’ and Officers’ Liability
●
Corporations are permitted in their certificates of incorporation to limit or eliminate the personal liability of directors and officers for breaches of fiduciary duty, other than:
●
breach of the duty of loyalty,
●
acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
●
willful or negligent violation of the laws governing the payment of dividends (DGCL § 173) or the purchase or redemption of stock (DGCL § 160) (directors only),

●
A director is not liable for any action or failure to act, regardless of the nature of the alleged breach of duty (including alleged breaches of the duty of care, the duty of loyalty and the duty of good faith), unless:
●
the director breached or failed to perform the duties of the director’s office in compliance with statutory standards, and
●
the breach or failure to perform constitutes willful misconduct or recklessness.
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There is no corresponding provision in the Indiana Code regarding the limitation or elimination of officers’ liability.

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AREA OF CORPORATION LAW	DELAWARE	INDIANA
● any transaction from which the director derives an improper personal benefit, or ● in any action by or in the right of the corporation (officers only). ● The Delaware Charter contains such a provision.
Conflict of Interest Transactions
●
The duty of loyalty requires directors and officers to act in good faith for the benefit of the corporation and its shareholders (and not for their own interest). A director may not be exculpated under DGCL §102(b)(7) from monetary liability if the director is found to have breached the duty of loyalty. If a majority of the directors have a material conflict of interest, the act or transaction will be subject to the more stringent entire fairness standard of review, which requires the directors to demonstrate that the act or transaction is the product of fair dealing resulting in a fair price. When a conflict of interest is present, the board may implement certain prophylactic measures to shift the standard of review back to business judgment or to shift the burden of proof under the entire fairness standard.
●
The Delaware legislature has recently passed amendments to the DGCL which, among other things, provide a safe harbor from liability for directors and officers of a Delaware corporation in connection with any act or transaction involving or between the corporation, on the one hand, and one or more of the corporation’s directors or officers, on the other hand, if (i) the material facts as to the director’s or officer’s relationship or interest and as to the act or transaction are disclosed or are known to all members of the board of directors or a committee of the board of directors, and the board or committee in good faith and without gross negligence authorizes the act or transaction by the affirmative votes of a majority of the disinterested directors then serving on the board of directors or such committee, even though the disinterested directors be less than a quorum (provided that if a majority of the directors are not disinterested directors with respect to the act or transaction, such act or transaction will be approved (or recommended for approval) by a committee of the board that consists of two or more directors, each or whom the board has determined to be a disinterested director with respect to the act or transaction), or (ii) the act or transaction is approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders, or (iii) the act or transaction is fair as to the corporation and the corporation’s stockholders. The new legislation provides presumptions regarding what constitutes a disinterested director and when a director is disinterested for the foregoing purposes.

●
Essentially the same as in Delaware (i.e., directors and officers must refrain from self-dealing and usurpation of corporate opportunities), however, similar to the standard of care, directors of Indiana corporations must engage in willful misconduct or recklessness in violating their duty of loyalty to the corporation.
●
A conflict of interest transaction may be approved by a vote of a majority of the disinterested directors, which may be less than a quorum, but at least more than one director.

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AREA OF CORPORATION LAW	DELAWARE	INDIANA
Indemnification and Advancement
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Permissive indemnification of directors, officers, employees or agents of the corporation, or persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise generally. However, if the action is by or in the right of corporation (i.e., a derivative suit), indemnification is not available if such person is determined to be liable to the corporation unless and to the extent that the court, in view of all of the circumstances, determines the person is fairly and reasonably entitled to expenses.
●
To the extent that a director or officer is successful on the merits or otherwise in defense of a proceeding, the director or officer is entitled to mandatory indemnification for expenses actually and reasonably incurred.
●
Standard (civil proceeding): Acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation.
●
Standard (criminal proceeding): He or she had no reasonable cause to believe his or her conduct was unlawful.
●
Covered: Expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred.
●
Permissive advancement of expenses (including attorneys’ fees).

●
Permissive indemnification of directors and officers.
●
Standard (civil proceeding): Acted in good faith and reasonably believed (i) in the case of conduct in the individual’s official capacity with the corporation, that the individual’s conduct was in the corporation’s best interests, and (ii) in all other cases, that the individual’s conduct was at least not opposed to the corporation’s best interests.
●
Standard (criminal proceeding): Also had either reasonable cause to believe the conduct was lawful or no reasonable cause to believe that it was unlawful.
●
Covered: Reasonable expenses incurred.

Shareholder Rights
Inspection of Books and Records
●
Shareholders are entitled upon written demand, under oath, to inspect and copy, during usual business hours, the corporation’s stock ledger, a list of its shareholders and its other books and records, if the shareholder makes a written demand meeting certain requirements.
●
Shareholders must have a proper purpose, meaning a purpose reasonably related to the person’s interest as a shareholder.
●
The Delaware legislature has recently passed amendments to the DGCL which, among other things, (i) defines the scope of “books and records” which a stockholder may inspect, subject to compliance with the statutory requirements, and (ii) limit a stockholder’s right to inspect and copy a corporation’s books and records only if the demand is made in good faith and for a proper purpose, the demand describes with reasonable particularity the stockholder’s purpose and the books and records it seeks to inspect, and the books and records sought are specifically related to the stockholder’s purpose.

●
Shareholders may, on five days’ notice, inspect and copy the charter, bylaws, three years of shareholder minutes and financial statements, and other basic information.
●
Shareholders are entitled upon written demand to inspect and copy, during regular business hours, board, committee, and shareholder meeting minutes and consents, accounting records, and records of shareholders, if the shareholder gives the corporation at least five days’ advance written notice.
●
Demand must be made in good faith, the shareholder must articulate a proper purpose and describe the particular records requested, and the records requested must be directly connected to that purpose.

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AREA OF CORPORATION LAW	DELAWARE	INDIANA
Quorum and Voting
●
Unless otherwise provided in the certificate of incorporation or bylaws, a majority of the outstanding shares entitled to vote shall constitute a quorum at a meeting of shareholders.
●
Unless otherwise provided in the certificate of incorporation or bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon will be the act of the shareholders. Directors will be elected by a plurality vote unless otherwise provided in the certificate of incorporation or bylaws.
●
When a separate class or series vote is required, a majority of the outstanding shares of such class or series shall constitute a quorum and the affirmative vote of a majority of the shares of such class or series present will be the act of such class or series.

●
Unless otherwise provided in the articles of incorporation or the Indiana Code, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter. The same applies when a voting by a single voting group is required or when voting by multiple voting group is required, in which case each must be counted separately.
●
If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes casts within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or the Indiana Code require a greater number of affirmative votes. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, unless otherwise provided in the articles of incorporation.

Shareholders Action by Written Consent
●
Any action required to be taken, or that may be taken, at an annual or special meeting of the shareholders may be taken by written consent, unless the certificate of incorporation requires otherwise. To act by written consent, consents signed by shareholders holding not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled thereon were present and voted must be delivered to the corporation. If action is taken by less than unanimous consent, notice of such action to non-consenting shareholders must be given.
● Any action required or permitted to be taken at a meeting of shareholders of an Indiana public corporation may only be taken by unanimous written consent of all the shareholders.
Special Meetings of Shareholders	● Special meetings of shareholders may be called by the board and by persons authorized to do so by the certificate of incorporation or bylaws.
●
Corporations with more than 50 shareholders must hold a special meeting of shareholders on demand of the board or persons authorized to do so by the articles of incorporation or bylaws. If the articles provide for a special meeting on demand of the shareholders and no percentage of votes necessary to demand the special meeting is specified, then the board may establish a percentage in the bylaws. Absent such bylaw provision, demand must be made by all votes entitled to be cast.

Rights, Warrants, and Options
●
The board may create or issue rights or options to purchase shares of any class of stock subject to the provisions of the certificate of incorporation. The terms of such rights or options must be fixed and stated in the certificate of incorporation or in a resolution or resolutions adopted by the board.
●
Although shareholder (or “poison pill”) rights plans are not expressly authorized by the DGCL, Delaware law has recognized the validity of such rights plans generally.

●
The board may create or issue rights, options, or warrants for the purchase of shares or other securities of the corporation or any successor in interest of the corporation. The board determines the terms upon which the rights, options, or warrants are issued, their form and content, and the consideration for which the shares or other securities are to be issued.
●
Disparate dilution and other deterrent provisions of “poison pill” rights plans are expressly authorized.

2025 Proxy Statement | SIMON PROPERTY GROUP 103

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY TO THE STATE OF INDIANA BY CONVERSION

AREA OF CORPORATION LAW	DELAWARE	INDIANA
Amendment of Organizational Documents
Amendment of Charter
●
A corporation may amend its certificate of incorporation in any respect.
●
To amend the certificate of incorporation, the board must approve and declare advisable the amendment and present the proposed amendment to the shareholders entitled to vote for approval (subject to certain limited exceptions, including name changes and forward stock splits).
●
An amendment is adopted if a majority of the shares entitled to vote approve the amendment. In addition, if an amendment would increase or decrease the number of authorized shares of a class, change the par value of the shares of a class, or alter or change the powers, preferences or special rights of the shares of a class, such class will be entitled to a separate class vote. Further, if an amendment would alter or change the powers, preferences or special rights of the shares of a series of a class (but not the whole class), only the affected series shall be entitled to a separate class vote.
●
If the shares are listed on a national securities exchange, an amendment to increase or decrease the number of authorized shares of a class or effect a reverse stock split may be approved if the votes cast for the amendment exceed the votes cast against the amendment (subject to certain limitations).

●
A corporation may amend its articles of incorporation in any respect.
●
To amend the articles of incorporation, the board must propose the amendment to the shareholders for a vote.
●
Unless otherwise required under the Indiana Code, the articles of incorporation, or by the board, an amendment is adopted if the votes cast favoring the amendment exceed the votes cast opposing the amendment; except that, any amendment that would create dissenters’ rights must be approved by a majority of the votes entitled to be cast.

Amendment of Bylaws
●
Shareholders may amend the bylaws. The certificate of incorporation may confer the power to amend the bylaws upon the board, but such conferral does not limit or divest the shareholders of their power to amend the bylaws.
● Amendment of the bylaws is exclusively the power of the board unless the articles of incorporation provide otherwise.
Mergers & Acquisitions
Standard of Review
●
Delaware judicial precedent indicates that certain directors’ actions may be subject to heightened judicial review in the context of a sale of control of the corporation (so called “Revlon duties”). When a board determines to sell control of the corporation, the directors have an obligation to secure the best price reasonably available. There are no specific steps that directors must follow—instead the directors must act reasonably by undertaking a process designed to get the best deal available for the shareholders. See discussion under “Standard of Care” on page 98 above. However, a merger that would otherwise be subject to Revlon will be evaluated under the business judgment rule if the merger is approved by a fully informed and uncoerced majority of disinterested shareholders.

●
Standard of review of directors’ actions is fixed by statute and is not changed in connection with a potential sale of the company. See discussions under “Standard of Care” and “Constituent Interests” on pages 98 and 100, respectively, above.
●
As a result, under Indiana statutory law, judicial doctrines applicable in other states, most notably Delaware, that require directors to maximize shareholder value where the corporation’s sale appears to be inevitable (i.e., the Revlon doctrine) are inapplicable in Indiana.

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PROPOSAL 4 Approval of the redomestication of the company to the state of indiana by conversion

AREA OF CORPORATION LAW	DELAWARE	INDIANA
Business Combinations Involving Interested Shareholders
●
Under Section 203 of the DGCL, an “interested stockholder” is generally defined as any person that (a) is the owner of 15% or more of the outstanding voting stock of the corporation or (b) is an affiliate or an associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, subject to certain exceptions.
●
Section 203 of the DGCL prohibits a Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the time that such stockholder became an interested stockholder, unless certain exceptions apply (for example, approval of the transaction by the board prior to the time such stockholder becomes an interested stockholder or approval of the business combination by the board and stockholders holding at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.
●
The DGCL allows a corporation to elect not to be governed by Section 203.

●
A 10% or greater shareholder is deemed “interested.”
●
An “interested” shareholder is barred from effecting a merger or business combination with the corporation for 5 years after becoming an interested shareholder unless advance board approval is obtained.
●
Even after 5 years, a proposed business combination with an interested shareholder must be approved by a majority of the disinterested shares or meet certain fair price criteria.
●
This can be opted-out of in the original articles of incorporation, or by further amendment of the articles with an 18-month delayed effectiveness.

Control Share Acquisitions	● There is no corresponding provision in the DGCL.
●
An acquiring person who makes a “control share acquisition” (i.e., an acquisition of 20%, 33 1/3%, or 50% of outstanding shares) in an “issuing public corporation” may not exercise voting rights with respect to any such “control shares” unless such voting rights are conferred by a majority vote of the disinterested shareholders of the issuing public corporation at a special meeting of shareholders held upon the request and at the expense of the acquiring person.
●
The above provisions do not apply if, before a control share acquisition is made, the corporation’s articles of incorporation or bylaws provide that the control share acquisitions statute does not apply. As a result, the board has the power to opt-out by a bylaws amendment.

2025 Proxy Statement | SIMON PROPERTY GROUP 105

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY TO THE STATE OF INDIANA BY CONVERSION

AREA OF CORPORATION LAW	DELAWARE	INDIANA
Takeover Offers	● There is no corresponding provision in the DGCL.
●
The Indiana Takeover Offers Act requires anyone making a takeover offer of an Indiana corporation to file a statement with the Indiana Securities Commissioner and the president of the target company before the offer is made, and the offer must be made to all offerees holding the same class of equity securities of the target company on substantially equivalent terms. Within 20 days after the statement is filed, a hearing is held, and if it is found that the takeover statement does not contain the required disclosures or the offer is not made to offerees on substantially equivalent terms, the Commissioner can prohibit the purchase of shares in the offer or condition the purchase upon changes or modifications.
●
This statute effectively eliminates the threat of coercive two-step or “back-end” tender offers for Indiana corporations.
●
The statute also prohibits the bidder from acquiring any additional equity securities of the target company for two years after the takeover offer, unless shareholders are given a reasonable opportunity to dispose of their holdings to the bidder on equivalent terms.
●
Under the statute, a “takeover offer” is an offer to acquire (or an acquisition of) any equity security pursuant to a tender offer or request or invitation for tenders that would result in the bidder becoming the beneficial owner of more than 10% of any class of outstanding equity securities of the target company.

Appraisal/ Dissenters’ Rights
●
With certain exceptions, shareholders have the right to dissent and demand an appraisal by a court to award the “fair value” of shares in certain mergers, consolidations, conversions, transfers, domestications and continuances.
●
Shareholders do not have appraisal rights with respect to shares of any class or series of stock if such shares of stock are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the shareholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation or of any other corporation that is publicly listed or held by more than 2,000 holders of record, cash in lieu of fractional shares or any combination of the foregoing.

●
Shareholders of voting securities of publicly traded Indiana corporations do not have dissenters’ rights in respect of mergers, share exchanges, and substantial asset dispositions that would otherwise trigger dissenters’ rights. This exclusion does not apply to dissenters’ rights triggered under the Control Share Acquisitions Statute referenced above.
●
Under the Indiana dissenters’ rights statute, a shareholder who is entitled to dissent and obtain payment for the shares, or who would be so entitled but for the provisions that exclude shareholders of publicly traded Indiana corporations from exercising dissenters’ rights, may not challenge the corporate action creating the dissenters’ rights (or that, but for such exclusionary provisions would have created dissenters’ rights).
●
As a result of these statutory provisions, no shareholder of an Indiana publicly traded corporation who is entitled to vote on a merger transaction is allowed to challenge the merger.

106 2025 Proxy Statement | SIMON PROPERTY GROUP

PROPOSAL 4 Approval of the redomestication of the company to the state of indiana by conversion

AREA OF CORPORATION LAW	DELAWARE	INDIANA
Change in Control Procedures
●
Although there is no corresponding provision in the DGCL, the DGCL is an enabling statute that is intended to provide a corporation with the flexibility to select the internal structure and procedures that best suits its needs.

●
An Indiana corporation can establish one or more procedures to regulate transactions that would result in a “change in control” of the corporation (i.e., a change in ownership of 10% or more of its voting shares). Procedures can be established through a bylaws amendment, notwithstanding that a shareholder vote would otherwise be required under the Indiana Code or the articles of incorporation in order to adopt such procedures.

Miscellaneous
Franchise Taxes
●
All corporations incorporated in the State of Delaware are required to file an Annual Report (8 Del. C. § 502, et seq.) and pay franchise taxes. (8 Del. C. § 501, et seq.)
●
The Delaware Corporation currently is subject to the $250,000 maximum tax.
● Indiana corporations are not subject any such franchise tax; $50 bi-annual fee in connection with the filing of an Indiana Business Entity Report.
Curing Defective Corporate Acts
●
Sections 204 of the DGCL enables a board of directors of a Delaware corporation to use “self-help” mechanisms to remedy actions that otherwise could be challenged as void or voidable due to failures of authorization in the first instance.
●
Section 205 of the DGCL confers jurisdiction on the Court of Chancery to hear and determine the validity of any corporate act or transaction and to determine the validity of any ratification effected under Section 204 of the DGCL.
● There are no corresponding provisions in the Indiana Code.
Court System
●
The Delaware Court of Chancery is intended to function as a central forum for the resolution of internal governance disputes and has a level of experience and sophistication unmatched by any other court in the country.
●
Important features include (i) the absence of juries, (ii) jurisdiction confined principally to business law and matters of equity, (iii) the unavailability of punitive damages, and (iv) the fact that the Governor of Delaware selects judges from a list provided by the Delaware Judicial Nominating Commission, which is chaired by the founding partner of a corporate law firm.
●
Appeals from the Court of Chancery are directly to the Delaware Supreme Court without a requirement for intermediate review, which consists primarily of former Vice Chancellors and corporate practitioners.
●
Corporate and transactional attorneys nationwide generally have extensive experience with Delaware law.

●
The Indiana Commercial Court pilot program started in 2016 and was made permanent in 2019.
●
All parties must consent to assignment of a case to the Commercial Court docket.
●
Jury trials are available in the Commercial Court.
●
Commercial Court judges are selected from a pool of elected judges.
●
There are relatively fewer corporate law decisions by Indiana Courts compared to the Delaware Chancery and Supreme Courts.

2025 Proxy Statement | SIMON PROPERTY GROUP 107

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY TO THE STATE OF INDIANA BY CONVERSION

AREA OF CORPORATION LAW	DELAWARE	INDIANA
Derivative Proceedings
●
DGCL § 327 requires that, in any derivative suit, a shareholder of a corporation aver in the complaint that the plaintiff was a shareholder of the corporation at the time of the transaction of which the shareholder complains. In addition, under Delaware law, a derivative plaintiff must be a shareholder at the time the derivative action is filed, and the plaintiff must maintain shareholder status throughout the course of the litigation. As a result, if a plaintiff sells the shares held at the time of the alleged wrongdoing complained of, their standing to proceed is lost.
●
Before a shareholder may pursue a derivative action, it must make a demand on the board to pursue the litigation unless the shareholder can plead with particularity that such demand is excused because it would be futile due to the interests of a majority of the board in the matter. The board of a Delaware corporation has the discretion to delegate to a committee of disinterested and independent directors the authority to investigate and determine whether the prosecution of derivative claims is in the best interests of the company and make a recommendation (subject to judicial review) as to how and whether the claims should be prosecuted.
●
Where a demand is made on the board, this is viewed as an admission that the board is capable of deciding whether the demanded litigation is in the best interests of the corporation and the board’s decision with respect to the demand will be insulated in most cases from judicial second-guessing by business judgment review. A decision of the board to refuse a demand will be respected unless wrongful, i.e., the decision was not made in good faith or with due care.

●
Indiana has imposed statutory restrictions on derivative proceedings. Indiana Code § 23-1-32-4 permits a corporation to appoint a committee of three or more disinterested directors or other disinterested persons to determine whether it is in the best interests of the corporation to pursue any legal or equitable rights or remedy it may have or to dismiss the proceeding. The determination by this committee creates a conclusive presumption against the shareholder which may only be challenged on the grounds that the committee was not disinterested or that the committee’s determination was not made after an investigation conducted in good faith.

●
Where a shareholder does not make a demand and instead pleads that demand is futile, Delaware law requires the complaint to plead particularized facts establishing that a majority of the members of the board who would have considered the demand: (1) received a material personal benefit from the alleged misconduct, (2) faced a substantial likelihood of liability on any of the claims, or (3) lacked independence from someone who received a material personal benefit from the alleged misconduct. If the derivative plaintiff fails to meet this pleading standard, the case will be dismissed for lack of standing.

108 2025 Proxy Statement | SIMON PROPERTY GROUP

PROPOSAL 4 Approval of the redomestication of the company to the state of indiana by conversion

What Does Not Change After Redomestication?

Apart from being governed by the Indiana Organizational Documents, the Indiana Code and Indiana caselaw, following completion of the Redomestication Transaction, the Company will continue to exist in the form of an Indiana corporation. By virtue of the Redomestication, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Indiana Corporation and will be the property of the Indiana Corporation. In addition, the Indiana Corporation will remain liable for all debts, liabilities, and duties of the Delaware Corporation from and after the Redomestication.

No Change in Business, Jobs, Management or Physical Location

The consummation of the Redomestication Transaction will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities, or net worth (other than as a result of the costs related to the Redomestication). We will maintain our corporate headquarters in Indianapolis, Indiana.

Our management, including all directors and officers, will remain the same in connection with the Redomestication and will have the same positions with the Indiana Corporation. To the extent that the Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Redomestication. The Company does not expect that any such required consent will impede its ability to reincorporate to Indiana. The Redomestication will not otherwise adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Indiana Corporation.

No Federal Securities Law Consequences

We will continue to be a publicly held company following completion of the Redomestication, and our Indiana Corporation Common Stock would continue to be listed on the NYSE under the symbol “SPG”, and our Indiana Corporation Series J Preferred Stock would continue to be listed on the NYSE under the symbol “SPGJ”. The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the Indiana Corporation Common Stock or the Indiana Corporation Series J Preferred Stock as a result of the Redomestication. We and our shareholders will be in the same respective positions under the federal securities laws after the Redomestication as we and our shareholders were prior to the Redomestication.

No Material Accounting Implications

Effecting the Redomestication will not have any material accounting implications to the Company.

No Exchange of Stock Certificates Required

Shareholders will not have to exchange their existing stock certificates for new stock certificates. At the Effective Time, each outstanding share of Delaware Corporation Common Stock, Delaware Corporation Class B Common Stock, and Delaware Corporation Series J Preferred Stock will automatically be converted into one share of Indiana Corporation Common Stock, Indiana Corporation Class B Common Stock, or Indiana Corporation Series J Preferred Stock, as applicable, and your stock certificates will represent the same number of shares of the Indiana Corporation as they represented of the Delaware Corporation.

2025 Proxy Statement | SIMON PROPERTY GROUP 109

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY TO THE STATE OF INDIANA BY CONVERSION

Certain Federal Income Tax Consequences

The following discussion is a summary of the material U.S. federal income tax consequences to U.S. holders (as defined below) of the conversion of shares of Delaware Corporation Common Stock, Delaware Corporation Class B Common Stock, and Delaware Corporation Series J Preferred Stock (collectively, the “Delaware Corporation Stock”) into shares of Indiana Corporation Common Stock, Indiana Corporation Class B Common Stock, and Indiana Corporation Series J Preferred Stock (collectively, the “Indiana Corporation Stock”), as applicable, in connection with the Redomestication, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. The Company does not intend to request a ruling from the U.S. Internal Revenue Service (the “IRS”) or an opinion of counsel regarding the U.S. federal income tax consequences of the Redomestication. As a result, there can be no assurance that the IRS will not disagree with or challenge any of the conclusions described below, or that the conclusions will be upheld by a court if challenged.

This discussion is based on the Code, applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and published rulings and administrative pronouncements of the IRS, in each case, in effect as of the date of this Proxy Statement. These authorities may change or be subject to different interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. holder.

This discussion is limited to holders of the Delaware Corporation Stock that are U.S. holders that hold their shares of stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not discuss all U.S. federal income tax considerations that may be relevant to U.S. holders of the Delaware Corporation Stock in light of their particular circumstances, including the impact of the Medicare tax imposed on net investment income and the alternative minimum tax. In addition, it, does not address any tax consequences relevant to U.S. holders subject to special rules, including, without limitation:

●	U.S. expatriates and former citizens or long-term residents of the United States;
●	tax-exempt organizations or governmental organizations;
●	S-corporations, partnerships, or other arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);
●	holders that acquired their shares of stock pursuant to the exercise of employee stock options or otherwise as compensation;
●	banks, insurance companies, and other financial institutions;
●	brokers, dealers or traders in securities;
●	regulated investment companies;
●	real estate investment trusts;
●	holders that have a functional currency other than the U.S. dollar;
●	holders that hold their shares of stock as part of a straddle, hedge, conversion, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes;
●	holders deemed to sell shares of stock under the constructive sale provisions of the Code; and

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PROPOSAL 4 Approval of the redomestication of the company to the state of indiana by conversion

●	tax qualified retirement plans.

If an entity treated as a partnership holds shares of the Delaware Corporation Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, partnerships holding the Delaware Corporation Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Redomestication.

Definition of a “U.S. holder.” For purposes of this discussion, a “U.S. holder” is a beneficial owner of the Delaware Corporation Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

●	an individual who is a citizen or resident of the United States;
●	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

HOLDERS OF THE DELAWARE CORPORATION STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REDOMESTICATION, INCLUDING ANY APPLICABLE U.S. FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES.

The Redomestication. The Redomestication is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Redomestication qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

●	No gain or loss will be recognized by, and no amount will be included in the income of, a U.S. holder of the Delaware Corporation Stock upon the conversion of such Delaware Corporation Stock into the Indiana Corporation Stock in connection with the Redomestication;
●	The aggregate tax basis of the shares of the Indiana Corporation Stock received by a U.S. holder of shares of the Delaware Corporation Stock in connection with the Redomestication will equal the aggregate tax basis of the shares of the Delaware Corporation Stock converted into such shares of the Indiana Corporation Stock; and
●	The holding period of the shares of the Indiana Corporation Stock received by a U.S. holder of the Delaware Corporation Stock in connection with the Redomestication will include the holding period of the stock converted into such shares of the Indiana Corporation Stock.

U.S. holders that have acquired different blocks of the Delaware Corporation Stock at different times or at different prices, and whose blocks of such Delaware Corporation Stock are converted into shares of Indiana Corporation Stock in connection with the Redomestication, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of the Indiana Corporation Stock.

2025 Proxy Statement | SIMON PROPERTY GROUP 111

PROPOSAL 4 APPROVAL OF THE REDOMESTICATION OF THE COMPANY TO THE STATE OF INDIANA BY CONVERSION

Additional Information

Regulatory Matters

In connection with the Redomestication, the Company intends to make filings with the Office of the Secretary of State of Indiana and the Office of the Secretary of State of Delaware and does not anticipate making any other filings to effect the Redomestication (other than filings of a ministerial nature to reflect the effect of the Redomestication). Nonetheless, we may face legal challenges to the Redomestication, including, among others, shareholder challenges under Delaware law, arising from the Redomestication.

Appraisal Rights

Holders of our Delaware Corporation Common Stock and Delaware Corporation Series J Preferred Stock are not entitled to appraisal by the Delaware Court of Chancery of the fair value of their shares of stock with respect to the Redomestication described in this Proposal 4.

If the Redomestication is completed, holders of record and beneficial owners of our Delaware Corporation Class B Common Stock who (1) hold such shares on the date of the making of a demand pursuant to Section 262(d) of the DGCL and do not vote in favor of the approval of the Redomestication and the adoption of the Redomestication Resolution or consent thereto in writing; (2) properly demand appraisal of their shares; (3) continuously hold their shares through the Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL (“Section 262”); and (5) do not withdraw their demands or otherwise lose their rights to appraisal shall, subject to the conditions thereof, be entitled to an appraisal by the Delaware Court of Chancery of the fair value of their shares of stock in connection with the Redomestication under Section 262.

As of March 17, 2025, we had one (1) holder of record of our Delaware Corporation Class B Common Stock (the “Class B Holder”) and 8,000 shares of our Delaware Corporation Class B Common Stock outstanding.

The Class B Holder will vote “FOR” Proposal 4 and has irrevocably waived any and all of its notice and appraisal rights pursuant to Section 262 related to the Redomestication Transaction.

Interest of Certain Persons

Our Board and G&N Committee believe that the corporate laws of the State of Delaware and the State of Indiana are, taken as a whole, substantially equivalent as to the rights of shareholders, at least on balance of the relevant considerations against one another and as relevant to the Company. As part of its process, the Board and G&N Committee considered if redomesticating from the State of Delaware to the State of Indiana would convey any non-ratable benefits on any of the Company’s directors or officers and did not identify any such non-ratable benefits. However, others may allege, and shareholders should be aware in voting on the Redomestication Proposal, that our directors and executive officers may be considered to have interests in the Redomestication that are different from, or in addition to, the interests of the shareholders generally. In this regard, it may be alleged that the executive officers of the Company may have an interest in the Redomestication by virtue of future decisions about compensation and the fact that such compensation decisions would be governed by Indiana law. The Company cautions that such allegations may be made in connection with this proposal, and cautions shareholders to take such allegations into account in deciding how to vote on the Redomestication Proposal. Our Board and G&N Committee have considered these potential interests, among other matters, in reaching the decision to approve the Redomestication and to recommend that our shareholders vote in favor of this proposal.

112 2025 Proxy Statement | SIMON PROPERTY GROUP

PROPOSAL 4 Approval of the redomestication of the company to the state of indiana by conversion

Vote Required

Assuming a quorum is present, the Redomestication Proposal will be approved if a majority of the voting power of our outstanding shares of stock entitled to vote thereon, voting together as a single class, is voted “FOR” the proposal (i.e., for the approval of the Redomestication and the adoption of the Redomestication Resolution). Brokers will not have discretionary voting authority with respect to shares held in street name for their clients. Abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal.

Effect of Not Obtaining the Required Vote for Approval

If the Redomestication Proposal fails to obtain the requisite vote for approval, the Redomestication will not be consummated, and the Company’s domicile will be unchanged by this vote.

Recommendation of the Board of Directors

The Board Unanimously Recommends that Shareholders Vote “FOR” the Approval of the Redomestication Transaction.

2025 Proxy Statement | SIMON PROPERTY GROUP 113

Human Capital Management

RECRUITMENT AND TALENT RETENTION

In our efforts to maintain our position as an industry leader, we believe that it is essential that we attract top-tier talent across every facet of our business. That is why we continued to focus our efforts to actively seek out, advance, and reward individuals who embrace our commitment to the highest standards of excellence in all that we do. Striving to both maintain and strengthen our status as an employer of choice is the guiding principle that shapes our recruitment and retention efforts.

Associate Development and Engagement

Simon believes that our people are the key to our competitive advantage. To further our objective to continuously grow our talent from within, we are committed to providing a variety of professional development opportunities designed to help our employees acquire the skills they need to reach their full potential at Simon. Our human capital development strategy incorporates a variety of training topics and delivery methods that have been tailored to meet the unique needs of each component of our business.

Compensation

Compensation and benefit programs continue to focus on supporting our initiatives to recruit and retain key and top talent. We actively assess the current landscape by evaluating our compensation and benefit levels against the external market and competition. Our compensation practices are focused on rewarding for performance and achieving financial and operational goals. Our compensation practices also are aimed to align pay levels to internal comparatives among peers within the organization that have similar job functions, scopes, level of performance, experience, individual contributions, key skills and abilities, and competencies. As an ongoing practice we benchmark our jobs and compensation levels to strive to be market competitive, provide competitive pay for our top performers, and maintain pay transparency across all demographics.

Health and Well-Being

Simon’s health and welfare program includes a holistic incentive-based wellbeing program that promotes general wellbeing as well as early detection of preventable care and managing chronic ongoing health conditions. The program supports employees through personalized health assessments and annual physical exams, which generate personalized goals and recommendations. As part of the ongoing nature of the program, incentives are built in to work with lifestyle and case management coaches for health conditions, including weight management, stress, and tobacco use. Simon also offers high-touch counseling for long-term health conditions such as diabetes.

114 2025 Proxy Statement | SIMON PROPERTY GROUP

Additional Information

Please Vote

It is very important that you vote to play a part in the future of Simon. New York Stock Exchange (“NYSE”) rules provide that if your shares are held through a broker, bank, or other nominee, they cannot vote on your behalf on non-discretionary matters without your instruction.

You may vote using any of the following methods:

●	In advance:
—	Internet: Go to www.proxyvote.com until 11:59 p.m. EDT on May 13, 2025
—	Telephone: Call 1-800-690-6903 until 11:59 p.m. EDT on May 13, 2025
—	Mail: Complete, sign, and return your proxy or voting instruction card
—	QR Code: Scan the QR code that appears here:

—	In person during the meeting: Vote in person by ballot at the 2025 Annual Meeting

Electronic Delivery to Support Simon Youth Foundation

The Company will make a $1.00 charitable contribution to the Simon Youth Foundation (www.syf.org) on behalf of each shareholder who signs up for electronic delivery of our proxy materials. To sign up for electronic delivery, please visit www.proxyvote.com with your proxy card, which contains your control number, in-hand, and follow the instructions to indicate that you agree to receive or access proxy materials electronically in future years. The Simon Youth Foundation is a national 501(c)(3) nonprofit committed to helping students graduate by partnering with public school districts to help curb the dropout epidemic and awarding scholarships to students. The Simon Youth Foundation received a contribution amount $559 in 2024 from the Company through this effort.

Annual Report

Our Annual Report (which includes our Annual Report on Form 10-K for the year ended December 31, 2024, including financial statements audited by EY, our independent registered public accounting firm, and EY’s report thereon) is available to our shareholders on the Internet as described in the Notice. In addition, a copy of our Annual Report will be sent to any shareholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to: Investor Relations, Simon Property Group, Inc., 225 W. Washington Street, Indianapolis, Indiana 46204. Our Annual Report is also available and may be accessed free of charge at annualreports.simon.com and is filed by us electronically with the SEC and available at its website, www.sec.gov.

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additional information

Shareholder Proposals at Our 2026 Annual Meeting

Rule 14a-8 Shareholder Proposals

To be considered for inclusion in the proxy materials for the 2026 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Exchange Act, a shareholder proposal made pursuant to such rule must be received by the General Counsel and Secretary of the Company, Steven E. Fivel, at 225 W. Washington Street, Indianapolis, Indiana 46204, by the close of business on December 2, 2025. For any such proposal to be considered for inclusion, it should be delivered by U.S. Postal Service Priority Mail Express with proof of delivery or an internationally recognized overnight carrier (providing proof of delivery). If the date of such meeting is changed by more than 30 days from May 14, 2026, the proposal must be received by the Company at a reasonable time before the Company begins to print and send its proxy materials. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 promulgated under the Exchange Act and any other applicable laws and regulations.

Shareholder Proposals or Other Business Outside of the Rule 14a-8 Process

The Company’s By-Laws also establish an advance notice procedure for shareholders who wish to present a proposal of business or nominate a director before an Annual Meeting of Shareholders but do not intend for the proposal to be included in the Company’s Proxy Statement pursuant to Rule 14a-8. Pursuant to the Company’s By- Laws, such a proposal of business or nomination of a director may be brought before the meeting by a shareholder who is entitled to vote at such meeting and who gives timely notice of such proposal or nomination and otherwise satisfies the applicable requirements. To be timely for the 2026 Annual Meeting of Shareholders, such notice should be delivered by U.S. Postal Service Priority Mail Express with proof of delivery or an internationally recognized overnight carrier (providing proof of delivery) and must be received by the General Counsel and Secretary of the Company, Steven E. Fivel, at 225 W. Washington Street, Indianapolis, Indiana 46204 by the close of business on January 14, 2026. If the date of the 2026 Annual Meeting of Shareholders is changed by more than 30 days from May 14, 2026, the proposal must be received by the Company not later than the close of business on the later of 120 calendar days in advance of the 2026 Annual Meeting of Shareholders or 10 calendar days following the date upon which public announcement of the date of the meeting is first made.

Proxy Access

The Company’s By-Laws also establish a proxy access provision for shareholders who wish to include director nominees in the Company’s proxy statement. Pursuant to our By-Laws, a shareholder, or a group of up to 20 shareholders, owning at least three percent of the Company’s outstanding common stock continuously for the last three years, is able to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two nominees or 20% of the number of directors on the Board that the common shareholders are entitled to elect, provided that the shareholders and nominees satisfy the other requirements in our By-Laws, including that timely notice of such director nomination is provided.

To be timely for the 2026 Annual Meeting of Shareholders, such notice should be delivered by U.S. Postal Service Priority Mail Express with proof of delivery or an internationally recognized overnight carrier (providing proof of delivery), and must be received by the General Counsel and Secretary of the Company, Steven E. Fivel, at 225 W. Washington Street, Indianapolis, Indiana 46204 not later than December 2, 2025 nor earlier than November 2, 2025. If the date of the 2026 Annual Meeting of Shareholders is changed more than 30 days from May 14, 2026, the notice must be received no later than the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made. For more information on our proxy access provision, see the section of this Proxy Statement titled “Corporate Governance—Policies on Corporate Governance” on page 10.

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additional information

In addition to satisfying the applicable requirements in the Company’s By-Laws, to comply with universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 16, 2026.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2025 Annual Meeting of Shareholders.

Where You Can Find More Information

We are subject to the informational requirements of the Exchange Act and thus file periodic reports and other information with the SEC. These reports and other information are filed by us electronically with the SEC and are available at its website, www.sec.gov.

Incorporation By Reference

To the extent this Proxy Statement has been or will be specifically incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement, titled, “Compensation and Human Capital Committee Report” and “Report of the Audit Committee” should not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

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Frequently Asked Questions and Answers

Who is Eligible to Vote?

You are eligible to vote on all matters presented to the shareholders at the meeting if you own shares of our common stock, par value $.0001 per share, at the close of business on the Record Date. All of the Class B common stock is subject to voting trusts as to which Mr. David Simon and Mr. Eli Simon are the voting trustees. The Board is not soliciting proxies in respect of the Class B common stock.

How Many Shares May Vote at the Meeting?

On the Record Date, there were outstanding 326,243,424 shares of common stock and 8,000 shares of Class B common stock. As a result, a total of 326,251,424 shares are entitled to vote (which we refer to in this Proxy Statement as the “voting shares”) on all matters presented to shareholders at the meeting.

How Many Shares Must Be Present to Hold the Meeting?

The presence at the meeting, in person or by proxy of holders of shares representing a majority of all the votes entitled to be cast at the meeting, or 163,125,713 voting shares, will constitute a quorum for the transaction of business. Physical presence at the 2025 Annual Meeting, presence by proxy, abstentions and “broker non-votes” will each be considered “present” at the 2025 Annual Meeting and will be counted towards determining whether or not a quorum exists.

How Do I Vote My Shares Before the Annual Meeting?

Shareholders are encouraged to vote prior to the 2025 Annual Meeting by telephone, Internet, mail or mobile device per the instructions on the proxy card they previously received. Please be aware that our 2024 Annual Report to Shareholders accompanies, but is not a part of, or incorporated into, this Proxy Statement.

Shareholders of Record:

If you are a “shareholder of record,” you have several choices. You can vote your shares by proxy:

Vote by Telephone Call 1-800-690-6903 You will need the 16-digit control number that appears on your proxy card or the Notice.	Vote by Internet Go to www.proxyvote.com You will need the 16-digit control number that appears on your proxy card or the Notice.	Vote by Mail Please refer to the specific instructions set forth on the Notice or printed proxy materials;	Via mobile device
by scanning this QR code

Beneficial Owners of Shares held in Street Name.

If your shares are held in an account at a bank, broker, or other organization, then you are the “beneficial owner of shares held in street name.” Most individual shareholders are beneficial owners of shares held in street name. As a beneficial owner, you have the right to instruct the person or organization holding your shares how to vote your shares and can follow the instructions on the voting instructions or the organization at which your shares are held will provide you with materials and instructions for voting your shares. Your broker is not allowed to vote your shares without instruction except for certain matters.

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frequently asked questions

Can I Vote My Shares During The Meeting?

If you are a “shareholder of record,” you may vote your shares in person at the meeting. If you hold your shares in “street name,” you must obtain a proxy from your broker, bank, trustee or nominee giving you the right to vote the shares at the meeting.

Shareholders that have voted prior to the 2025 Annual Meeting do not need to vote again at the meeting.

Admission Requirements—What Do I Need to do to Attend the 2025 Annual Meeting?

Proof of stock ownership and some form of government-issued photo identification (such as a valid driver’s license or passport) will be required for admission to the meeting. Only shareholders who owned Company common stock as of the close of business on the Record Date are entitled to attend the meeting.

If your shares are registered in your name and you owned Company common stock as of the close of business on the Record Date you only need to provide some form of government-issued photo identification for admission.

If your shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the meeting if you bring a recent bank or brokerage statement showing that you owned shares of common stock on the Record Date, and provide some form of government-issued photo identification.

Will I Be Able to Ask Questions During the 2025 Annual Meeting?

You will be able to submit questions during the 2025 Annual Meeting, however, just as has always been the case with the Company’s prior in-person and virtual annual meetings, all questions will be subject to time restrictions and the length of time scheduled for the 2025 Annual Meeting.

We will answer appropriate questions on any matters in the Agenda to be voted on by the shareholders at the 2025 Annual Meeting before the voting is closed and other general questions from shareholders regarding the Company, as time permits.

Shareholder questions will be welcome, but conducting the business set out in the Agenda for the benefit of all shareholders will be paramount. The Company does not intend to address any questions that the Chairman or Corporate Secretary believe are not appropriate in their sole and absolute discretion.

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frequently asked questions

What Vote Is Required to Approve Each Proposal?

All voting shares are entitled to one vote per share. To approve each of the proposals, the following votes are required from the holders of voting shares.

PROPOSAL NUMBER	SUBJECT	VOTE REQUIRED	IMPACT OF ABSTENTIONS AND BROKER NON-VOTES, IF ANY

1	Elect the ten (10) independent director nominees named in this Proxy Statement

Majority of the votes cast by the holders of shares entitled to vote in the election at the meeting. Under our By-Laws, for purposes of this proposal, a “majority of votes cast” means the number of votes cast “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director’s election.

Abstentions and broker non-votes will not impact the outcome of this proposal, as they are not considered votes cast under the majority of votes cast standard.

2	Advisory vote to approve the compensation of our Named Executive Officers	Affirmative vote of a majority of all of the votes cast at the meeting.	Abstentions and broker non-votes will not impact the outcome of this proposal, as they are not considered votes cast under the majority of votes cast standard.

3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025	Affirmative vote of a majority of all of the votes cast at the meeting.

Abstentions will not impact the outcome of this proposal, as they are not considered votes cast under the majority of votes cast standard. We do not expect there to be any broker non-votes with respect to this proposal, as brokers are entitled to vote on the ratification of independent registered public accounting firms.

4	To approve the Redomestication of the Company to the State of its headquarters, Indiana, by Conversion	Affirmative vote of a majority of the voting power of our outstanding shares of stock entitled to vote thereon, voting together as a single class.	Abstentions and broker non-votes, if any, will have the same effect as a vote against the proposal.

The voting trustees who vote the Class B common stock have advised us that they intend to vote all shares of the Class B common stock FOR the election of all director nominees and FOR Proposals 2, 3 and 4.

What Are Broker Non-Votes?

A broker non-vote occurs when a nominee, such as a broker, holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority to vote for that particular proposal and has not received instructions from the beneficial owner as to how to vote its shares. When brokers have not received voting instructions from their customers, the NYSE only permits brokers to vote their customers’ stock held in street name on routine matters. Proposal 3, the ratification of the independent registered public accounting firm, is a routine matter on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions; however, certain brokers will not vote on such matters, unless they have received voting instructions. All other proposals are non-routine matters. For purposes of determining the outcome of any proposal requiring the majority of votes cast to which the broker has physically indicated on the

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frequently asked questions

proxy that it does not have, or chooses not to exercise, discretionary authority to vote, if allowed, these shares will not be counted as votes cast and will have no effect on the result of the vote, even though those shares are considered entitled to vote for quorum purposes.

What Are the Board’s Recommendations on How I Should Vote My Shares?

The Board unanimously recommends that you vote your shares as follows:

Proposal 1:	FOR the election of all ten (10) independent director nominees named in this Proxy Statement.
Proposal 2:	FOR the advisory vote to approve the compensation of our Named Executive Officers.
Proposal 3:	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025.
Proposal 4	FOR the Redomestication of Simon Property Group, Inc. to the State of its headquarters, Indiana, by conversion.

How Would My Shares Be Voted If I Do Not Specify How They Should Be Voted?

If you sign and return a proxy card without indicating how you want your shares to be voted, the persons named as proxies will vote your shares as follows:

Proposal 1:	FOR the election of all ten (10) independent director nominees named in this Proxy Statement.
Proposal 2:	FOR the advisory vote to approve the compensation of our Named Executive Officers.
Proposal 3:	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025.
Proposal 4:	FOR the Redomestication of Simon Property Group, Inc. to the State of its headquarters, Indiana, by conversion.

Why Did I Receive More Than One Notice Or Proxy Card?

You will receive multiple Notices or cards if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card(s) to your broker. You should vote on and sign each proxy card you receive.

Can I Change My Mind After I Have Mailed in My Proxy Card?

Yes, you can revoke your proxy at any time before voting is closed during the 2025 Annual Meeting. You may revoke your proxy by doing one of the following:

●	By sending a written notice of revocation to our Secretary at 225 W. Washington Street, Indianapolis, Indiana 46204 that is received prior to the 2025 Annual Meeting, stating that you revoke your proxy;
●	By signing a later-dated proxy card and submitting it so that it is received prior to the 2025 Annual Meeting in accordance with the instructions included in the proxy card(s);
●	By submitting a later-dated proxy over the Internet in accordance with the instructions on the Internet voting website; or

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frequently asked questions

●	By attending the 2025 Annual Meeting and voting your shares in person. Please see “Admission Requirements—What Do I Need to do to Attend the 2025 Annual Meeting?” on page 119 and “Can I Vote My Shares During the Meeting?” on page 119 for more information.

If your proxy is not revoked, we will vote it at the 2025 Annual Meeting in accordance with your instructions indicated on the proxy card or voting instruction card or, if submitted over the Internet, as indicated on the submission.

What Happens If Additional Matters Are Presented at the Annual Meeting?

We know of no other matters other than the items of business described in this Proxy Statement that can be considered at the 2025 Annual Meeting. If other matters requiring a vote do arise, the persons named as proxies will have the discretion to vote on those matters for you.

Who Will Count the Votes?

Broadridge Financial Solutions, Inc. will count the votes and will facilitate the engagement of an independent inspector of election. The inspector will be monitoring the voting during the 2025 Annual Meeting.

How Can I Review the List of Shareholders Entitled to Vote at the Annual Meeting?

A list of shareholders entitled to vote at the meeting will be available for ten (10) days prior to the 2025 Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Daylight Time, at our offices at 225 W. Washington Street, Indianapolis, Indiana 46204. If you were a shareholder on the Record Date, and would like to view the shareholder list, please contact our Secretary to schedule an appointment.

Who Pays the Cost of this Proxy Solicitation?

The Company will pay the cost of soliciting proxies in connection with this Proxy Statement, including the cost of preparing, assembling and mailing the proxy materials. We will also request banks, brokers and other holders of record to send the proxy materials to, and obtain proxies from, beneficial owners and will reimburse them for their reasonable expenses in doing so. In addition, we have hired Georgeson LLC to assist in the solicitation of proxies. We will pay Georgeson LLC a base fee of $21,000 for its proxy solicitation services.

Is This Proxy Statement the Only Way That Proxies Are Being Solicited?

Certain employees or other representatives of the Company may also solicit proxies by telephone, facsimile, e- mail or personal contact. They will not be specifically compensated for doing so.

How Do I Sign Up for Electronic Delivery of Proxy Materials?

On the Internet, visit www.proxyvote.com with your proxy card, which contains your control number, in hand, and follow the instructions to indicate that you agree to receive or access proxy materials electronically in future years. The Company will make a $1.00 charitable contribution to the Simon Youth Foundation (www.syf.org) on behalf of each shareholder who signs up for electronic delivery. The Simon Youth Foundation is a national 501(c)(3) nonprofit committed to helping students graduate by partnering with public school districts to help curb the dropout epidemic and awarding scholarships to students.

Where Do I Find Reconciliation of Non-GAAP Terms to GAAP Terms?

FFO, real estate FFO, diluted FFO per share and real estate FFO per share are non-GAAP financial measures that we believe provide useful information to investors. Please refer to Management’s Discussion and Analysis of Financial Condition and Results of Operations–Non-GAAP Financial Measures on page 77 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for a definition and reconciliation of FFO and real

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frequently asked questions

estate FFO to consolidated net income and diluted FFO per share and real estate FFO per share to net income per share.

Our beneficial interest of combined NOI is a non-GAAP financial measure that we believe provides useful information to investors. Please refer to Management’s Discussion and Analysis of Financial Condition and Results of Operations–Non-GAAP Financial Measures on pages 77-78 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for a definition and reconciliation of NOI to consolidated net income and set forth the computations of our beneficial interest of combined NOI and the components thereof.

ATTEND OUR ANNUAL MEETING

Date and Time:	May 14, 2025 at 8:30 a.m. EDT
Location:	Simon Property Group Headquarters 225 W. Washington Street Indianapolis, Indiana 46204
Record Date:	March 17, 2025

Will the Meeting be Accessible to Disabled Persons?

Our corporate headquarters is accessible to disabled persons. Please call us at least five days in advance at 317-685-7330 if you require any special accommodations.

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Appendix A

RESOLUTIONS OF THE

BOARD OF DIRECTORS OF

SIMON PROPERTY GROUP, INC.

Adopted on March 20, 2025

Redomestication of the Company to the State of Indiana by Conversion

WHEREAS, as part of their ongoing oversight, direction, and management of the business of Simon Property Group, Inc. (the “Company”), the Board of Directors of the Company (the “Board”) and management have thoroughly discussed, at several Board meetings (including meetings of committee thereof), the issue of the Company’s jurisdiction of incorporation; and

WHEREAS, after considering other jurisdictions of incorporation, the Board decided to focus on Delaware and Indiana and evaluate redomesticating the Company from the State of Delaware to the State of Indiana by the conversion of the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Indiana, pursuant to and in accordance with Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Sections 23-0.6-5-1 to -6 of the Indiana Code, as amended (the “Indiana Code”), and the proposed Plan of Conversion (the “Plan of Conversion”), in substantially the form attached hereto as Exhibit A (such conversion, the “Redomestication”); and

WHEREAS, pursuant to and in accordance with the powers granted to it under its charter, Governance and Nominating Committee of the Board (the “Governance Committee”), which is comprised solely of independent directors as determined under the rules of the New York Stock Exchange (“NYSE”) and Securities and Exchange Commission (“SEC”), elected to investigate and consider the advantages and disadvantages of redomesticating the Company from the State of Delaware to the State of Indiana and report back to the Board with a recommendation; and

WHEREAS, after investigating and considering the advantages, disadvantages, benefits, and detriments of redomesticating the Company from the State of Delaware, at a meeting of the Governance Committee held on March 20, 2025, the Governance Committee adopted resolutions determining that redomestication of the Company to Indiana is in the best interests of the Company and its stockholders, and that the Board should submit the redomestication for approval and adoption by the stockholders of the Company at the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) and recommending to the Board that (i) the Board and management take all necessary and appropriate steps to implement the Governance Committee’s determination consistent with legal obligations; and (ii) the Board recommend that stockholders vote for redomestication based on the Governance Committee’s determination that redomesticating to Indiana is in the best interests of the Company and all of its stockholders; and

WHEREAS, the Governance Committee has delivered its report, dated as of March 20, 2025, (the “Governance Committee Report”) regarding its determination that redomestication of the Company to Indiana is in the best interests of the Company and all of its stockholders, and that the Board should submit the redomestication for approval and adoption by the stockholders of the Company at the 2025 Annual Meeting;

WHEREAS, the Board has evaluated a number of factors in reaching a decision regarding the Company’s jurisdiction of incorporation, including possible negative impacts from a potential redomestication, meaningful differences in corporate law between Delaware and Indiana, and implications to the Company’s stockholders for economic, governance, and litigation rights, as well as the other factors and considerations reflected in the draft management proposal (the “Redomestication Proposal”) attached hereto as Exhibit B to be included in the Company’s proxy statement for the 2025 Annual Meeting; and

WHEREAS, through the adoption of the Plan of Conversion, upon the effective time of the Redomestication, the Company will cease to be governed by the laws of the State of Delaware and its existing

2025 Proxy Statement | SIMON PROPERTY GROUP A-1

A

Appendix A

amended and restated certificate of incorporation and amended and restated bylaws and will become a corporation governed by the laws of the State of Indiana (the “Indiana Corporation”) as well as by the proposed Indiana articles of incorporation (the “Indiana Charter”) and the proposed Indiana bylaws (the “Indiana Bylaws,” and, together with the Indiana Charter, the “Indiana Organizational Documents”), substantially in the forms included as Exhibit C and Exhibit D, respectively; and

WHEREAS, upon receipt of stockholder approval of the Redomestication Proposal and the Redomestication (including the Plan of Conversion and Indiana Organizational Documents) and these resolutions approving the Redomestication at the 2025 Annual Meeting, the Redomestication will become effective at the date and time (the “Effective Time”) specified in each of (i) the articles of domestication meeting the requirements of Section 23-0.6-5-5 of the Indiana Code (the “Articles of Domestication”) to be properly executed and filed in accordance with such section, and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section; and

WHEREAS, at the Effective Time, (i) each share of Common Stock, par value $0.0001 per share (“Common Stock”), of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Common Stock, par value $0.0001 per share, of the Indiana Corporation; (ii) each share of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of the Class B Common Stock, par value $0.0001 per share, of the Indiana Corporation; and (iii) each share of 8 3/8% Series J Cumulative Redeemable Preferred Stock, par value $0.0001 per share (“Series J Preferred Stock”), of the Company issued and outstanding or held in treasury immediately prior to the Effective Time will be automatically converted into one share of 8 3/8% Series J Cumulative Redeemable Preferred Stock, par value $0.0001 per share, of the Indiana Corporation; and

WHEREAS, the Board has reviewed and considered the Governance Committee Report, the Governance Committee’s recommendations, the Redomestication, the Plan of Conversion, the Indiana Organizational Documents, including a comparison to the Company’s current amended and restated certificate of incorporation and bylaws, and the factors and considerations reflected in the Redomestication Proposal, and has determined that approving and effecting the Redomestication and approving and adopting the Plan of Conversion and the Indiana Organizational Documents are in the best interests of the Company and its stockholders.

NOW, THEREFORE, BE IT RESOLVED, that, in accordance with and in consideration of the recommendation of the Governance Committee, the Board, by unanimous vote of the directors, hereby (i) determines that the Redomestication, the Plan of Conversion, and the Indiana Organizational Documents are in the best interests of the Company and its stockholders, and (ii) approves and adopts the Redomestication, the Plan of Conversion, and the Indiana Organizational Documents.

RESOLVED FURTHER, that the form, terms, provisions, and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted.

RESOLVED FURTHER, that the Board hereby directs that the Redomestication (including the Plan of Conversion and Indiana Organizational Documents) and these resolutions approving the Redomestication (the “Redomestication Board Resolutions”) be submitted for approval and adoption, respectively, by the stockholders of the Company at the Company’s 2025 Annual Meeting, which approval and adoption shall require the affirmative vote of a majority of the outstanding shares of stock of the Company entitled to vote thereon in accordance with Section 266 of the DGCL.

RESOLVED FURTHER, that, in accordance with the foregoing resolutions, each of the Authorized Officers (hereinafter defined) be, and each of them hereby is, authorized, empowered, and directed to (i) include the Redomestication Proposal, including without limitation, the Redomestication (including the Plan of Conversion and the Indiana Organizational Documents) and the Redomestication Board Resolutions in the Company’s proxy materials for the 2025 Annual Meeting, and (ii) solicit proxies on behalf of the Board from the Company’s stockholders authorizing the persons named in such proxies to vote their shares of the Company’s stock in favor of the Redomestication Proposal, including without

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Appendix A

limitation, the Redomestication (including the Plan of Conversion and the Indiana Organizational Documents) and the Redomestication Board Resolutions, at the 2025 Annual Meeting.

RESOLVED FURTHER, that the Board, by the unanimous vote of the directors, hereby recommends a vote “FOR” the Redomestication Proposal, including, without limitation, the Redomestication (including the Plan of Conversion and the Indiana Organizational Documents) and the Redomestication Board Resolutions, and that the Company’s stockholders approve the Redomestication (including the Plan of Conversion and the Indiana Organizational Documents) and adopt the Redomestication Board Resolutions at the 2025 Annual Meeting.

RESOLVED FURTHER, that upon receipt of stockholder approval of the Redomestication Proposal, including, without limitation, the approval of the Redomestication (including the Plan of Conversion and the Indiana Organizational Documents) and the adoption of the Redomestication Board Resolutions, at the 2025 Annual Meeting, each of the Chief Financial Officer and General Counsel and Corporate Secretary of the Company and each of their respective designees (each such person, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered, and directed, in the name and on behalf of the Company and without further action from the Board, to prepare, execute, file, and deliver all agreements, documents, notices, certificates, consents, approvals, or other instruments and take all such actions that such Authorized Officer deems necessary, desirable, or appropriate in order to perform the Company’s obligations under the Plan of Conversion and to consummate the Redomestication, including, without limitation, (i) the execution and filing of (A) the Articles of Domestication with the Secretary of State of the State of Indiana, (B) the Certificate of Conversion with the Secretary of State of the State of Delaware, and (C) the Indiana Charter with the Secretary of State of the State of Indiana; (ii) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (iii) the payment of any fees that may be necessary in connection with the Redomestication; (iv) the submission of all required notifications to the NYSE or any other applicable stock exchange; and (v) the filing of Current Reports on Form 8-K with the SEC and any other regulatory filings that may be necessary, desirable, or appropriate in connection with the Redomestication.

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, from and after the Effective Time, the board of directors of the Indiana Corporation shall consist of the same directors as the Board immediately prior to the Effective Time, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal.

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, from and after the Effective Time, David Simon shall continue to serve as the Chairman of the board of directors of the Indiana Corporation and Larry C. Glasscock shall continue to serve as Lead Independent Director of the board of directors of the Indiana Corporation, in each case until a successor has been duly elected or appointed and qualified or until his earlier death, resignation or removal.

RESOLVED FURTHER, that effective as of the Effective Time, each committee of the Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, constituted as a committee of the board of directors of the Indiana Corporation on the same terms and with the same powers and authority of the Board as of immediately prior to the Effective Time, and the members of each committee of the Board as of immediately prior to the Effective Time shall be, from and after the Effective Time, the members of each such committee of the board of directors of the Indiana Corporation, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal.

RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company at the 2025 Annual Meeting of the Redomestication (including the Plan of Conversion and the Indiana Organizational Documents) and the adoption of these resolutions, the Board may, at any time prior to the Effective Time, abandon the Redomestication and the Plan of Conversion without further action by the stockholders of the Company.

2025 Proxy Statement | SIMON PROPERTY GROUP A-3

Appendix A

RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Time, any outstanding stock certificates that immediately prior to the Effective Time represented issued and outstanding shares of Common Stock, Class B Common Stock, and Series J Preferred Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent the respective shares of Common Stock, Class B Common Stock, and Series J Preferred Stock, respectively, of the Indiana Corporation into which the shares represented by such certificates are converted pursuant to the Plan of Conversion.

RESOLVED FURTHER, that notwithstanding the foregoing resolutions, any shares of Common Stock, Class B Common Stock, or Series J Preferred Stock of the Indiana Corporation may be issued as uncertificated shares in book-entry form, whether upon original issuance, re-issuance, or subsequent transfer.

General Authorizations

BE IT RESOLVED, that in addition to the specific authorizations set forth in any of the foregoing resolutions, each of the Authorized Officers is hereby authorized, empowered, and directed, in the name and on behalf of the Company and without further action from the Board, to prepare or cause to be prepared, execute, deliver, and file any and all agreements, instruments, or documents, perform all acts, do all things, and pay or cause to be paid all liabilities, fees, expenses, and costs such Authorized Officer deems necessary, desirable, or appropriate to consummate, effectuate, carry out, or further the transactions contemplated by and the intent and purposes of the foregoing resolutions.

RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company, to take any steps in connection with initiating or defending legal proceedings in any federal, state, or foreign court or governmental agency that may be necessary, desirable, or advisable in connection with the Redomestication or any of the other transactions contemplated by the foregoing resolutions and to execute any and all further instruments or any amendments thereto and to effect all necessary filings or any amendments thereto with any and all appropriate federal, state, and foreign courts or regulatory authorities.

RESOLVED FURTHER, that each of the Authorized Officers is hereby authorized and empowered, in the name and on behalf of the Company and without further action from the Board, to delegate such Authorized Officer’s authority granted by these resolutions to one or more attorneys-in-fact or agents acting for such Authorized Officer.

RESOLVED FURTHER, that any and all acts or things done by any officer or director of the Company, including any member of the Governance Committee, prior to the adoption of these resolutions that if done after the date hereof would be authorized or contemplated by, or in furtherance of, such resolutions be, and each and all of said acts and things hereby are, expressly and in all respects authorized, approved, adopted, ratified, and confirmed.

A-4 2025 Proxy Statement | SIMON PROPERTY GROUP

Appendix B

PLAN OF CONVERSION

OF

SIMON PROPERTY GROUP, INC.

This Plan of Conversion (this “Plan of Conversion”) is adopted as of [•], 2025 to convert Simon Property Group, Inc., a Delaware corporation (the “Converting Entity”), to an Indiana corporation to be known as “Simon Property Group, Inc.” (the “Converted Entity”).

1.Converting Entity. The Converting Entity is a corporation organized under the General Corporation Law of the State of Delaware (the “DGCL”).

2.Converted Entity. The Converted Entity shall be a corporation organized under Title 23, Article 1 of the Indiana Code, as amended (the “Indiana Code”). The name of the Converted Entity shall be Simon Property Group, Inc.

3.The Conversion. The Converting Entity shall be converted to the Converted Entity (the “Conversion”) pursuant to Sections 23-0.6-5-1 to -6 of the Indiana Code and Section 266 of the DGCL.

4.Filing of Conversion Documents; Effective Time. As soon as practicable following the satisfaction of the conditions set forth in Section 11, if this Plan of Conversion shall not have been terminated prior thereto as provided in Section 15, the Converting Entity shall cause (i) articles of domestication meeting the requirements of Section 23-0.6-5-5 of the Indiana Code (the “Articles of Domestication”) to be properly executed and filed in accordance with such section; and (ii) a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section, and otherwise make all other filings or recordings as required by the Indiana Code or DGCL in connection with the Conversion. The Conversion shall become effective at the time designated in the Articles of Domestication and Certificate of Conversion as the effective time of the Conversion (the “Effective Time”).

5.Governance of Converted Entity. On and after the Effective Time, the affairs of the Converted Entity shall be governed in accordance with the Indiana Business Corporation Law, Indiana Code Section 23-1-17-1, et seq., and the Articles of Incorporation and Bylaws of the Converted Entity, substantially in the forms attached hereto as Exhibit A and Exhibit B, respectively, as the same may be amended in accordance with their respective terms and applicable law.

6.Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Entity or Converted Entity, or their respective stockholders, (i) the Board of Directors of the Converted Entity will consist of the same directors of the Converting Entity as of immediately prior to the Effective Time, having the same director classes and the same terms, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal; (ii) each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be, from and after the Effective Time, constituted as a committee of the Board of Directors of the Converted Entity on the same terms and with the same powers and authority of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time, and the members of each committee of the Board of Directors of the Converting Entity as of immediately prior to the Effective Time shall be, from and after the Effective Time, the members of each such committee of the Board of Directors of the Converted Entity, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal; and (iii) the officers of the Converted Entity shall be the same officers of the Converting Entity as of immediately prior to the Effective Time (and any designation as an “executive officer” under Rule 3b-7 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or “officer” for purposes of Section 16 of the Exchange Act shall remain in effect), to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal.

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Appendix B

7.Effect on Capital Stock of Converting Entity. At the Effective Time, by virtue of the Conversion and without any further action on the part of any holder thereof, the Converting Entity, the Converted Entity, or any other person, (i) each share of Common Stock, par value $0.0001 per share (“Common Stock”), of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Common Stock, par value $0.0001 per share, of the Converted Entity; (ii) each share of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of Class B Common Stock, par value $0.0001 per share, of the Converted Entity; and (iii) each share of 8 3/8% Series J Cumulative Redeemable Preferred Stock, par value $0.0001 per share (“Series J Preferred Stock”), of the Converting Entity issued and outstanding or held in treasury immediately prior to the Effective Time shall be automatically converted into one (1) share of 8 3/8% Series J Cumulative Redeemable Preferred Stock, par value $0.0001 per share, of the Converted Entity. At and after the Effective Time: (x) all of the outstanding certificates that immediately prior thereto represented issued and outstanding shares of Common Stock, Class B Common Stock, and Series J Preferred Stock of the Converting Entity shall be deemed for all purposes to evidence ownership of and to represent shares of Common Stock, Class B Common Stock, and Series J Preferred Stock, respectively, of the Converted Entity into which the shares represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Converted Entity and its transfer agent; and (y) all of the issued and outstanding shares of Common Stock, Class B Common Stock, and Series J Preferred Stock of the Converting Entity that are in uncertificated book-entry form shall automatically become the number and class of shares of the Converted Entity into which such shares of the Converting Entity have been converted as herein provided in accordance with the customary procedures of the Converting Entity’s transfer agent.

8.Effect on Other Securities of Converting Entity. At the Effective Time, all outstanding and unexercised portions of each option, warrant, and security exercisable or convertible by its terms into the Common Stock, Class B Common Stock, or Series J Preferred Stock of the Converting Entity (including convertible promissory notes), whether vested or unvested, which are outstanding immediately prior to the Effective Time (each, a “Convertible Security”), shall constitute an option, warrant, or convertible security, as the case may be, to acquire the same number of shares of the Common Stock, Class B Common Stock, or Series J Preferred Stock, as applicable, of the Converted Entity as the holder of such Convertible Security would have been entitled to receive had such holder exercised or converted such Convertible Security in full immediately prior to the Effective Time (not taking into account whether such Convertible Security was in fact exercisable or convertible at such time), at the same exercise/conversion price per share, and shall, to the extent permitted by applicable law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status, and all other terms and conditions. In addition, at the Effective Time, any share of restricted stock, restricted stock unit, equity or equity-based award, or any other right to acquire any, or of any instrument to convert into or based on the value of, Common Stock, Class B Common Stock, or Series J Preferred Stock or other equity security of the Converting Entity shall, from and after the Effective Time, be a share of restricted stock, restricted stock unit, equity or equity-based award, or other right to acquire any, or of any instrument to convert into or based on the value of, the same amount of Common Stock, Class B Common Stock, Series J Preferred Stock, or other equity securities of the Converted Entity, and shall, to the extent permitted by applicable law and otherwise reasonably practicable, have the same term, exercisability, vesting schedule, status, and all other terms and conditions.

9.Effect on Employment Agreements, Benefit Plans, and Incentive Plans. As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each employment letter or agreement, employee benefit plan or agreement, incentive compensation plan or agreement, or other similar plan or agreement to which the Converting Entity is a party, or otherwise maintains, sponsors, or contributes, shall continue to be a plan or agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall mean the Converted Entity on and after the Effective Time. To the extent that any such plan, letter, or agreement provides for the issuance, or is otherwise based on the value, of Common Stock, Class B Common Stock, Series J Preferred Stock, or other equity securities of the Converting Entity, as of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, such plan or agreement shall be deemed to provide for the issuance, or be based on the value, of Common Stock, Class B Common Stock, Series J Preferred Stock, or other equity securities of the Converted Entity, respectively.

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Appendix B

10.Effect on Other Agreements. As of the Effective Time, automatically by virtue of the Conversion and without any further action on the part of any person, each agreement to which the Converting Entity is a party, shall continue to be an agreement of the Converted Entity on the same terms and conditions and any references to the Converting Entity thereunder shall, on and after the Effective Time, mean the Converted Entity.

11.Conditions Precedent. Completion of the Conversion is subject to the following conditions:

(a)the resolution of the Board of Directors of the Converting Entity (the “Board of Directors”) approving the conversion of the Converting Entity to the Converted Entity pursuant to and in accordance with applicable law and this Plan of Conversion shall have been adopted and approved by the affirmative vote of a majority of the aggregate voting power of the shares of the Common Stock and Class B Common Stock of the Converting Entity outstanding and entitled to vote thereon, voting together as a single class; and

(b)other than the filing of the Articles of Domestication and the Certificate of Conversion provided for under Section 4, any other regulatory or contractual approvals that the Board of Directors (in its sole discretion) determines to obtain shall have been so obtained and be in full force and effect.

All of the foregoing conditions are non-waivable, except that the condition set forth in Section 11(b) may be waived by the Board of Directors, and any determination by the Board of Directors prior to the Effective Time concerning the satisfaction or waiver of any condition set forth in this Section 11 shall be final and conclusive.

12.Effect of Conversion. From and after the Effective Time, the Conversion shall, for all purposes of the laws of the State of Delaware, have the effects set forth in Section 266(h) of the DGCL and shall, for all purposes of the laws of the State of Indiana, have the effects set forth in Indiana Code Section 23-0.6-5-6.

13.Record of Conversion. A copy of this Plan of Conversion will be kept at the principal place of business of the Converted Entity and, upon the request of any stockholder of the Converting Entity, a copy of this Plan of Conversion shall promptly be delivered to such stockholder.

14.Foreign Qualifications of Converted Entity. For the purpose of authorizing the Converted Entity to do business in any state, territory, or dependency of the United States, including, but not limited to, Delaware, or of any foreign country in which it is necessary or expedient for the Converted Entity to transact business, the officers of the Converted Entity are hereby authorized and empowered to appoint and substitute all necessary agents or attorneys for service of process, to designate and to prepare, execute, and file, for and on behalf of the Converted Entity, all necessary certificates, reports, powers of attorney, and other instruments as may be required by the laws of such state, territory, dependency, or country to authorize the Converted Entity to transact business therein, and whenever it is expedient for the Converted Entity to cease doing business therein and withdraw therefrom, to revoke any appointment of agent or attorney for service of process, and to file such certificates, reports, revocation of appointment, or surrender of authority as may be necessary to terminate the authority of the Converted Entity to do business in any such state, territory, dependency, or country, and all actions taken by the officers of the Converted Entity prior to the Effective Time in furtherance of this Section 14 shall be, and each of them hereby is, approved, ratified, and confirmed in all respects as the proper acts and deeds of the Converted Entity.

15.Termination; Abandonment. At any time before the Effective Time, whether before or after approval of the Conversion by the requisite stockholders of the Converting Entity as described above, this Plan of Conversion may be terminated and the Conversion may be abandoned, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors, such action would be in the best interests of the Converting Entity. In the event of termination of this Plan of Conversion, this Plan of Conversion shall become void and of no effect.

16.Plan of Reorganization. It is intended that the Conversion qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”) (and any similar provision of state or local law). This Plan of Conversion shall constitute, and is adopted as, a “plan of

2025 Proxy Statement | SIMON PROPERTY GROUP B-3

Appendix B

reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the U.S. Treasury Regulations promulgated under the Code.

17.Third Party Beneficiaries. This Plan of Conversion shall not confer any rights or remedies upon any person or entity other than as expressly provided herein. It being understood that, notwithstanding anything to the contrary in this Plan of Conversion, no provision of this Plan of Conversion is intended to, or does, confer any rights or remedies on any current or former employee or other service provider of the Converting Entity (nor any other individual associated therewith) and none of such individuals shall be regarded for any purpose as a third party beneficiary to this Plan.

18.Severability. Whenever possible, each term and provision of this Plan of Conversion will be interpreted in such manner as to be effective and valid under applicable law, but if any term or provision of this Plan of Conversion is held to be prohibited by or invalid under applicable law or in any jurisdiction, such term or provision will be ineffective only to the extent, of such prohibition or invalidity, without invalidating the remainder of this Plan of Conversion. Upon the determination that any term or provision of this Plan of Conversion is invalid, illegal, or unenforceable, such term or provision shall be deemed amended in such jurisdiction, without further action on the part of any person or entity, to the limited extent necessary to render the same valid, legal, or enforceable.

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B-4 2025 Proxy Statement | SIMON PROPERTY GROUP

Appendix B

This Plan of Conversion has been adopted by the Board of Directors as of the date set forth above.

Simon Property Group, Inc.

By:
Name: David Simon
Title: Chief Executive Officer and President

2025 Proxy Statement | SIMON PROPERTY GROUP B-5

Appendix C

Articles of INCORPORATION

of

Simon Property Group, Inc.

The undersigned incorporator, desiring to form a for-profit corporation (hereinafter referred to as the “Corporation”), pursuant to the provisions of the Indiana Business Corporation Law (hereinafter referred to as the “IBCL”), executes the following Articles of Incorporation:

ARTICLE I

NAME AND PRINCIPAL OFFICE

Section 1.1.Name.  The name of the Corporation is Simon Property Group, Inc.

Section 1.2.Principal Office.  The principal office of the Corporation is located at 225 West Washington Street, Indianapolis, Indiana 46204.

ARTICLE II

PURPOSES AND POWERS

Section 2.1.Purposes of the Corporation.  The purposes for which and any of which the Corporation is formed and the business and objects to be carried on and promoted by it are:

(a)To engage in the business of a real estate investment trust, as that phrase is defined in the Internal Revenue Code of 1986, as amended (the “Code”); and

(b)To engage in any lawful act or activity for which corporations may be organized under the IBCL.

Section 2.2.Powers of the Corporation.  The Corporation shall have (i) all powers now or hereafter authorized by or vested in corporations pursuant to the provisions of the IBCL; (ii) all powers now or hereafter vested in corporations by common law or any other statute or act; and (iii) all powers authorized by or vested in the Corporation by the provisions of these Articles of Incorporation or by the provisions of its Bylaws as from time to time in effect.

ARTICLE III

TERM OF EXISTENCE

The period during which the Corporation shall continue is perpetual.

ARTICLE IV

REGISTERED OFFICE AND AGENT

The street address of the Corporation’s registered office is CT Corporation System, 334 North Senate Avenue, Indianapolis, IN 46204-1708.  The undersigned Incorporator of the Corporation hereby represents that the registered agent named herein has consented to the appointment of registered agent.

ARTICLE V

AUTHORIZED SHARES

Section 5.1.Authorized Classes and Number of Shares.  The total number of shares of stock of all classes which the Corporation has authority to issue is 850,000,000 shares of capital stock, of which 511,990,000 shares are classified as Common Stock, par value $.0001 per share (“Common Stock”), 10,000 shares are

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Appendix C

classified as Class B Common Stock, par value $.0001 per share (“Class B Common Stock”), 100,000,000 shares are classified as Preferred Stock, par value $.0001 per share, (“Preferred Stock”), and 238,000,000 shares are classified as Excess Common Stock, par value $.0001 per share (“Excess Common Stock”).

Section 5.2.General Terms of All Shares.  The Corporation shall have the power to acquire (by purchase, redemption, or otherwise), hold, own, pledge, sell, transfer, assign, reissue, cancel, or otherwise dispose of the shares of the Corporation in the manner and to the extent now or hereafter permitted by the laws of the State of Indiana, including the power to purchase, redeem, or otherwise acquire the Corporation’s own shares, directly or indirectly, and without pro rata treatment of the owners or holders of any class or series of shares, unless, after giving effect thereto, the Corporation would not be able to pay its debts as they become due in the usual course of business or the Corporation’s total assets would be less than its total liabilities (calculated without regard to any amounts that would be needed, if the Corporation were to be dissolved at the time of the purchase, redemption, or other acquisition, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those of the holders of the shares of the Corporation being purchased, redeemed, or otherwise acquired, unless otherwise expressly provided with respect to any series of Preferred Stock or any series of Preferred Stock hereafter created in the provisions of these Articles of Incorporation adopted by the Board of Directors pursuant to Section 5.5 hereof describing the terms of such series (the “Dissolution Calculation Conditions”).  Shares of the Corporation purchased, redeemed, or otherwise acquired by it shall constitute authorized but unissued shares, unless prior to any such purchase, redemption, or other acquisition, or within thirty (30) days thereafter, the Board of Directors adopts a resolution providing that such shares constitute authorized and issued, but not outstanding, shares.

The Board of Directors of the Corporation may dispose of, issue, and sell shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, in accordance with, and in such amounts as may be permitted by, the laws of the State of Indiana and the provisions of these Articles of Incorporation and for such consideration, at such price or prices, at such time or times, and upon such terms and conditions (including the privilege of selectively repurchasing the same) as the Board of Directors of the Corporation shall determine, without the authorization or approval by any shareholders of the Corporation.  No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series, or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series, or types of stock or other securities at the time outstanding.

When the Corporation receives the consideration specified in a subscription agreement entered into before incorporation, or for which the Board of Directors authorized the issuance of shares, as the case may be, the shares issued therefor shall be fully paid and nonassessable.

The Corporation shall have the power to declare and pay dividends or other distributions upon the issued and outstanding shares of the Corporation, subject to the limitation that a dividend or other distribution may not be made if, after giving it effect, the Corporation would not be able to pay its debts as they become due in the usual course of business or the Corporation’s total assets would be less than its total liabilities (calculated in accordance with the Dissolution Calculation Conditions).  The Corporation shall have the power to issue shares of one class or series as a share dividend or other distribution in respect of that class or series or one or more other classes or series.

Section 5.3.Rights, Privileges, Limitations, and Restrictions of Common Stock.  The following is a description of the preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Common Stock of the Corporation:

(a)Voting Rights.  Each share of Common Stock shall have one vote, and, except as otherwise provided in respect of any series of Preferred Stock and any series of Preferred Stock hereafter created, and except as otherwise provided with respect to directors elected by the holders of the Class B Common Stock, voting as a separate class, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock, the

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Appendix C

Class B Common Stock, and the Excess Common Stock, voting together as a single class.  Shares of Common Stock shall not have cumulative voting rights.

(b)Dividends.  Subject to the provisions of law and any preferences of any series of Preferred Stock and any series of Preferred Stock hereafter created, dividends or other distributions, including dividends or other distributions payable in shares of another class of the Corporation’s stock, may be paid ratably on the Common Stock at such time and in such amounts as the Board of Directors may deem advisable, but only if at the same time, dividends are paid on outstanding shares of Class B Common Stock in accordance with Section 5.3(b) of this Article V.

(c)Liquidation.  Subject to the provisions of law and the preferences of any series of Preferred Stock and any series of Preferred Stock hereafter created, in the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, together with the holders of Class B Common Stock, Excess Common Stock, and any other series of Preferred Stock hereafter created not having a preference on distributions in the liquidation, dissolution, or winding up of the Corporation, to share ratably in the net assets of the Corporation remaining, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any series of Preferred Stock and any series of Preferred Stock hereafter created having a preference on distributions in the liquidation, dissolution, or winding up of the Corporation shall be entitled.

(d)Conversion.  Each share of Common Stock is convertible into Excess Common Stock, as provided in Article VIII hereof.

Section 5.4.Rights, Privileges, Limitations, and Restrictions of Class B Common Stock.  The following is a description of the preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Class B Common Stock of the Corporation:

(a)Voting Rights.  Each share of Class B Common Stock shall have one vote, and, except as otherwise provided in respect of any series of Preferred Stock and any series of Preferred Stock hereafter created and except as otherwise provided in this Section 5.4, the exclusive voting power for all purposes shall be vested in the holders of the Class B Common Stock, the Common Stock, and the Excess Common Stock, voting together as a single class.  Shares of Class B Common Stock shall not have cumulative voting rights.  The holders of the shares of Class B Common Stock shall have the right, voting as a separate class, to elect four directors of the Corporation and shall vote with the holders of the Common Stock (voting together as a single class) to elect the remaining directors; provided, however, if the Simon Family Group (as defined in Article VIII) shall sell or transfer a portion of their Common Stock, Class B Common Stock, and Units (as defined in Article VIII) so as to reduce their Aggregate Assumed Equity Interest in the Corporation (as defined in Article VIII) to less than 50% of the Simon Family Group Initial Aggregate Assumed Equity Interest (as defined in Article VIII) in the Corporation, from and after the date of such reduction the holders of the shares of Class B Common Stock shall have the right, voting as a separate class, to elect two directors of the Corporation.  The right of the holders of Class B Common Stock to elect directors may be exercised by written consent of such holders.  For purposes of this subparagraph, shares held in a voting trust shall be deemed owned by the beneficiaries of the voting trust.

(b)Dividends.  Subject to the provisions of law and the preferences of the Preferred Stock and of any series of Preferred Stock hereafter created, dividends or other distributions, including dividends or other distributions payable in shares of another class of the Corporation’s stock, may be paid ratably on the Class B Common Stock at such time and in such amounts as the Board of Directors may deem advisable; provided, however, cash dividends or other distributions shall be paid on each share of Class B Common Stock at the same time as cash dividends or other distributions are paid on Common Stock and in an amount equal to the amount payable on the number of shares of Common Stock into which each share of Class B Common Stock is then convertible; provided, further, that, non-cash dividends or other non-cash distributions (including the issuance of warrants or rights to acquire securities of the Corporation) shall be distributed on each share of Class B Common Stock at the same time as such non-cash dividends or other non-cash distributions are distributed on Common Stock and in an amount equal to the amount distributable on the number of shares of Common Stock into which each share of Class B Common Stock is then convertible; provided, further, that, any dividends or other distributions payable otherwise on the Class

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Appendix C

B Common Stock shall be paid in shares of Common Stock or securities convertible or exchangeable into Common Stock (or warrants or rights issued to acquire Common Stock or securities convertible or exchangeable into Common Stock).

(c)Liquidation.  Subject to the provisions of law and the preferences of the Preferred Stock and of any series of Preferred Stock hereafter created, in the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of Class B Common Stock shall be entitled, together with the holders of Common Stock, Excess Common Stock, and any other series of Preferred Stock hereafter created not having a preference on distributions in the liquidation, dissolution, or winding up of the Corporation, to share ratably in the net assets of the Corporation remaining, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of the Preferred Stock and of any series of Preferred Stock hereafter created having a preference on distributions in the liquidation, dissolution, or winding up of the Corporation shall be entitled.

(d)Conversion.

(1)Each share of Class B Common Stock is convertible into Excess Common Stock, as provided in Article VIII hereof.  Each share of Class B Common Stock may be converted at the option of the holder thereof into one share of Common Stock.  Immediately and automatically each share of Class B Common Stock shall be converted into one share of Common Stock (i) if the Aggregate Assumed Equity Interest in the Corporation of the Simon Family Group is for any reason reduced to less than 5% of the Aggregate Assumed Equity Interest in the Corporation; or (ii) if such share of Class B Common Stock is otherwise sold or otherwise transferred to or is otherwise held by anyone other than a member of the Simon Family Group.  For purposes of this subparagraph, shares held in a voting trust shall be deemed owned by the beneficiaries of the voting trust.

(2)The Corporation may not subdivide its outstanding shares of Common Stock, combine its outstanding shares of Common Stock into a smaller number of shares, or issue by reclassification of its shares of Common Stock any shares of capital stock of the Corporation without making the same adjustment to the Class B Common Stock.  The Corporation shall not distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or other distributions to the extent permitted by Section 5.4(b) of this Article V) or rights or warrants to subscribe for or purchase securities issued by the Corporation or property of the Corporation (excluding those referred to in Section 5.4(b) of this Article V), without making the same distribution to all holders of its Class B Common Stock.  No adjustment of the conversion rate shall be made as a result of or in connection with the issuance of Common Stock of the Corporation pursuant to options or share purchase agreements now or hereafter granted or entered into with officers or employees of the Corporation or its subsidiaries in connection with their employment, whether entered into at the beginning of the employment or at any time thereafter.  In case of any capital reorganization of the Corporation, or the consolidation or merger of the Corporation with or into another corporation, or a statutory share exchange, or the sale, transfer, or other disposition of all or substantially all of the property, assets, or business of the Corporation, in each case in which any cash, stock, debt or other instrument, security, or right of any kind or nature (collectively, “consideration”) is to be received by the holders of shares of Common Stock or the holders of shares of Class B Common Stock, the holders of shares of Common Stock and the holders of shares of Class B Common Stock shall receive the same consideration on a per share basis; provided, however, if such consideration shall consist in any part of voting securities (or of options or warrants to purchase, or of securities convertible into or exchangeable for, voting securities), the holders of shares of Common Stock and Class B Common Stock may, so long as they receive the same per share amount of voting securities as contemplated and required by the foregoing, receive different classes of voting securities that differ, with respect to voting and other rights, to the extent and only to the extent that the Common Stock and the Class B Common Stock differ in such respect (or options or warrants to purchase, or securities convertible into or exchangeable for, the same per share amount of voting securities, but in different classes of voting securities that differ, with respect to voting and other rights, to the extent and only to the extent that the Common Stock and the Class B Common Stock differ in such respect), unless the transaction is approved by the affirmative vote of a majority of the holders of the class of common stock adversely affected (with respect to the other) by such transaction.

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(3)Upon conversion of any shares of Class B Common Stock, no payment or adjustment shall be made on account of dividends accrued, whether or not in arrears, on such shares or on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

(4)Except with respect to shares of Class B Common Stock which have been deemed to have been automatically converted into Common Stock pursuant to Section 5.4(d)(1) of this Article V, in order to convert shares of Class B Common Stock into Common Stock the holder thereof shall surrender at the office of the registrar and transfer agent of the Corporation the certificate or certificates therefor, duly endorsed to the Corporation or in blank, and give written notice to the Corporation at said office that he elects to convert such shares and shall state in writing therein the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued.  Shares of Class B Common Stock shall be deemed to have been converted on the date of the surrender of such certificate or certificates for shares for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date.  As soon as practicable on or after the date of conversion as aforesaid, the Corporation will issue and deliver at said office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with cash for any fraction of a share, as provided in Section 5.4(d)(6) of this Article V, to the person or persons entitled to receive the same.  The Corporation will pay any and all federal original issue taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Class B Common Stock pursuant hereto.  The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Class B Common Stock so converted were registered, and no issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation either that such tax has been paid or that no such tax is payable.

(5)All shares of Class B Common Stock converted into Common Stock shall be retired and cancelled and shall not be reissued.

(6)The Corporation shall not issue fractional shares of Common Stock upon any conversion of shares of Class B Common Stock.  As to any final fraction of a share which the holder of one or more shares of Class B Common Stock would be entitled to receive upon exercise of such holder’s conversion right, the Corporation shall pay a cash adjustment in an amount equal to the same fraction of the Market Price (as defined in Article VIII) for the date of exercise.

(7)The Corporation shall at all times have authorized and unissued a number of shares of Common Stock sufficient for the conversion of all shares of Class B Common Stock at the time outstanding.  If any shares of Common Stock require registration with or approval of any governmental authority under any Federal or State law, before such shares may be validly issued upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval as the case may be.  The Corporation warrants that all Common Stock issued upon conversion of shares of Class B Common Stock will upon issue be fully paid and nonassessable by the Corporation and free from original issue taxes.

Section 5.5.Rights, Privileges, Limitations, and Restrictions of Preferred Stock.  Subject in all cases to the provisions of Article VIII with respect to Excess Stock (as defined in this paragraph), the Preferred Stock may be issued from time to time in one or more series, each of which series shall have such distinctive designation or title as shall be fixed by the Board of Directors prior to the issuance of any shares thereof.  Each such series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional, or other special rights and such qualifications, limitations, or restrictions thereof, as shall be stated in such resolution providing for the issue of such series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Indiana; provided, however, no shares of any series of Preferred Stock may be authorized or issued unless (i) the certificates of designations

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relating to such series contains restrictions on ownership and transfer and conversion provisions applicable to such series comparable to those set forth in Article VIII, and (ii) a corresponding series of Preferred Stock (“Excess Preferred Stock,” and together with Excess Common Stock, unless the context otherwise requires, “Excess Stock”), to be issued in accordance with any such conversion provisions upon a violation of such restrictions on ownership and transfer, is simultaneously authorized by filing of a certificate of designations.  The Board of Directors is further authorized to increase or decrease (but not below the number of such shares of series then outstanding) the shares of any series subsequent to the issuance of shares of that series.  The 8.375% Series J Cumulative Redeemable Preferred Stock, shall have the designation, powers, preferences, and rights and the qualifications, limitations, and restrictions as set forth in Exhibit A.

ARTICLE VI

DIRECTORS

Section 6.1.Powers and Duties; Number.  The powers and duties conferred and imposed upon the board of directors by the IBCL shall be exercised and performed, in accordance with Sections 23-1-33-1 through 23-1-35-5 thereof governing the action of directors, by a board of directors (the “Board of Directors”); provided, however, pursuant to Section 23-1-33-1(b) of the IBCL: (i) certain of such powers and duties of the Board of Directors set forth herein shall be exercised and performed only by the Independent Directors (as defined in Article VIII hereof); and (ii) certain of such powers and duties of the Board of Directors as described herein may be exercised and performed by one or more committees consisting of one or more members of the Board of Directors and one or more other persons to the extent such powers and duties are delegated thereto by the Board of Directors.  The number of directors of the Corporation shall never be more than fifteen (15) nor less than the minimum number permitted by the IBCL now or hereafter in force and, subject to such limitations, shall be fixed from time to time in the Bylaws or by resolution of the Board of Directors.  At least a majority of the directors shall be Independent Directors (as defined in Article VIII).

Section 6.2.Vacancies.  Subject to the rights of the holders of any class of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors shall be filled by a vote of the shareholders or a majority of the entire Board of Directors, and any vacancies on the Board of Directors resulting from death, disability (“disability,” which for purposes of this Section 6.2 shall mean illness, physical or mental disability, or other incapacity), resignation, retirement, disqualification, removal from office, or other cause shall be filled by a vote of the shareholders or a majority of the directors then in office; provided, however:

(a)Any vacancies on the Board of Directors resulting from death, disability, resignation, retirement, disqualification, removal from office, or other cause of a director elected by the holders of Class B Common Stock shall be filled only by a vote of the holders of Class B Common Stock; and

(b)A special meeting of holders of the Class B Common Stock shall be called by the President in the event a vacancy occurs on the Board of Directors from any cause among the directors entitled to be elected by the holders of the Class B Common Stock, and a special meeting of holders of the Common Stock and the Class B Common Stock shall be called by the President in the event a vacancy occurs on the Board of Directors from any cause among the directors elected by the holders of the Common Stock and the Class B Common Stock (voting together as a single class) and is not filled by the directors within 30 days after the vacancy occurs.  The holders of Class B Common Stock may exercise their rights to elect directors by written consent without a meeting.

Notwithstanding the foregoing, any decrease in the number of directors constituting the Board of Directors shall not affect the tenure of office of any director.

Section 6.3.Election of Directors by Holders of Preferred Stock.  Whenever the holders of any one or more series of Preferred Stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the Board of Directors shall consist of said directors so elected in addition to the number of directors fixed as provided in Section 6.1 of this Article VI or in the Bylaws; provided, however, if any shares of Class B Common Stock are outstanding, the election of one or more directors by such holders of Preferred Stock will eliminate the corresponding number of directors to be elected by the combined holders of the Common Stock and the Class B Common Stock, voting together as a single class, and will neither increase the size of the

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Board of Directors nor eliminate the seat or seats of directors elected by the holders of the Class B Common Stock, voting as a separate class.  Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of Preferred Stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of shareholders.

Section 6.4.Liability of Directors.  A director’s responsibility to the Corporation shall be limited to discharging his or her duties as a director, including his or her duties as a member of any committee of the Board of Directors upon which he or she may serve, in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner the director reasonably believes to be in the best interests of the Corporation, all based on the facts then known to the director.

In discharging his or her duties, a director is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:

(a)One or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented;

(b)Legal counsel, public accountants, or other persons as to matters the director reasonably believes are within such person’s professional or expert competence; or

(c)A committee of the Board of Directors of which the director is not a member if the director reasonably believes the committee merits confidence;

but a director is not acting in good faith if the director has knowledge concerning the matter in question that makes reliance otherwise permitted by this Section 6.4 unwarranted.

A director shall not be liable for any action taken as a director, or any failure to take any action, unless (i) the director has breached or failed to perform the duties of the director’s office in compliance with this Section 6.4; and (ii) the breach or failure to perform constitutes willful misconduct or recklessness.

Section 6.5.Factors to be Considered by Board of Directors.  In determining whether to take or refrain from taking any action with respect to any matter, including making or declining to make any recommendation to shareholders of the Corporation, the Board of Directors may, in its discretion, consider both the short term and long-term best interests of the Corporation (including the possibility that these interests may be best served by the continued independence of the Corporation), taking into account, and weighing as the directors deem appropriate, the social and economic effects thereof on the Corporation’s present and future employees, suppliers, and customers of the Corporation and its subsidiaries, the communities in which offices or other facilities of the Corporation are located, and any other factors the directors consider pertinent.

Section 6.6.Removal.  Subject to Section 23-1-33-8 of the IBCL, directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the combined voting power of all classes of shares of capital stock entitled to vote in the election for directors voting together as a single class; provided, however, any director elected by the holders of the Class B Common Stock may only be removed from office, and only for cause, by a majority of the voting power of the holders of the Class B Common Stock, voting as a separate class.

Section 6.7.Approval of Certain Transactions.  Pursuant to Section 23-1-33-1(b) of the IBCL, any action by the Corporation relating to transactions involving the Corporation, individually or in its capacity as general partner (whether directly or indirectly through another entity) of Simon Property Group, L.P., in which the Simon Family Group or any member or affiliate of any member of the Simon Family Group has an interest (other than through ownership interests in the Corporation or Simon Property Group, L.P.), shall, in addition to such other vote that may be required, require the prior approval of a majority of the Independent Directors.

Section 6.8.No Written Ballots Required.  Elections of directors need not be by written ballot.

Section 6.9.Committees.  Pursuant to Section 23-1-34-6 of the IBCL, the Board of Directors may appoint an Executive Committee, a Compensation Committee, an Audit Committee, a Nominating and Governance Committee, and other committees composed of one or more directors or one or more other persons delegated such powers and duties by the Board of Directors.  Each committee, except the Compensation Committee, the Audit Committee, and the Nominating and Governance Committee, shall have as a member at least one director elected

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by the Class B Common Stock.  All the members of each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee shall be Independent Directors.

ARTICLE VII

PROVISIONS FOR REGULATION OF BUSINESS

AND CONDUCT OF AFFAIRS OF CORPORATION

Section 7.1.Provisions for Regulation of Business and Conduct of Affairs of Corporation.  The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the directors and the shareholders:

(a)General. The Board of Directors of the Corporation shall, consistent with applicable law, have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; to redeem or purchase its stock or to distribute and pay distributions or dividends in stock, cash, or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the shareholders of record on such dates as it may, from time to time, determine; to determine the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); to determine the fair value and any matters relating to the acquisition, holding, and disposition of any assets by the Corporation; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts, and documents of the Corporation, or any of them, shall be open to the inspection of shareholders, except as otherwise provided by statute or by the Bylaws, and, except as so provided, no shareholder shall have any right to inspect any book, account, or document of the Corporation unless authorized so to do by resolution of the Board of Directors.

(b)Indemnification of Officers, Directors, and Other Eligible Persons.

(1)The Corporation shall indemnify every Eligible Person against all Liability and Expense that may be incurred by him or her in connection with or resulting from any Claim to the fullest extent authorized or permitted by the IBCL, as the same exists or may hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), or otherwise consistent with the public policy of the State of Indiana. In furtherance of the foregoing, and not by way of limitation, every Eligible Person shall be indemnified by the Corporation against all Liability and reasonable Expense that may be incurred by him or her in connection with or resulting from any Claim, (i) if such Eligible Person is Wholly Successful with respect to the Claim, or (ii) if not Wholly Successful, then if such Eligible Person is determined, as provided in either Section 7.1(b)(7) or 7.1(b)(8), to have acted in good faith, in what he or she reasonably believed to be the best interests of the Corporation or at least not opposed to its best interests and, in addition, with respect to any criminal claim is determined to have had reasonable cause to believe that his or her conduct was lawful or had no reasonable cause to believe that his or her conduct was unlawful. The termination of any Claim, by judgment, order, settlement (whether with or without court approval), or conviction or upon a plea of guilty or of nolo contendere, or its equivalent, shall not create a presumption that an Eligible Person did not meet the standards of conduct set forth in clause (ii) of this subsection (b)(1). The actions of an Eligible Person with respect to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974 shall be deemed to have been taken in what the Eligible Person reasonably believed to be the best interests of the Corporation or at least not opposed to its best interests if the Eligible Person reasonably believed he or she was acting in conformity with the requirements of such Act or he or she reasonably believed his or her actions to be in the interests of the participants in or beneficiaries of the plan.

(2)The term “Claim” as used in this Section 7.1(b) shall include every pending, threatened, or completed claim, action, suit, or proceeding and all appeals thereof (whether brought by or in the right of this Corporation or any other corporation or otherwise), civil, criminal, administrative, or investigative, formal or informal, in which an Eligible Person may become involved, as a party or otherwise:

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(A)by reason of his or her being or having been an Eligible Person; or

(B)by reason of any action taken or not taken by him or her in his or her capacity as an Eligible Person, whether or not he or she continued in such capacity at the time such Liability or Expense shall have been incurred.

(3)The term “Eligible Person” as used in this Section 7.1(b) shall mean every person (and the estate, heirs, and personal representatives of such person) who is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, partner, trustee, member, manager, agent, or fiduciary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other organization or entity, whether for profit or not. An Eligible Person shall also be considered to have been serving an employee benefit plan at the request of the Corporation if his or her duties to the Corporation also imposed duties on, or otherwise involved services by, him or her to the plan or to participants in or beneficiaries of the plan.

(4)The terms “Liability” and “Expense” as used in this Section 7.1(b) shall include, but shall not be limited to, counsel fees and disbursements and amounts of judgments, fines, or penalties against (including excise taxes assessed with respect to an employee benefit plan), and amounts paid in settlement by or on behalf of an Eligible Person.

(5)The term “Wholly Successful” as used in this Section 7.1(b) shall mean (i) termination of any Claim, whether on the merits or otherwise, against the Eligible Person in question without any finding of liability or guilt against him or her; (ii) approval by a court, with knowledge of the indemnity herein provided, of a settlement of any Claim; or (iii) the expiration of a reasonable period of time after the making or threatened making of any Claim without the institution of the same, without any payment or promise made to induce a settlement.

(6)As used in this Section 7.1(b), the term “Corporation” includes all constituent entities in a consolidation or merger and the new or surviving corporation of such consolidation or merger, so that any Eligible Person who is or was a director, officer, employee, or agent of such a constituent entity, or is or was serving at the request of such constituent entity as a director, officer, employee, partner, trustee, member, manager, agent, or fiduciary of any other corporation, partnership, joint venture, trust, employee benefit plan, limited liability company, or other organization or entity, whether for profit or not, shall stand in the same position under this Section 7.1(b) with respect to the new or surviving corporation as he or she would if he or she had served the new or surviving corporation in the same capacity.

(7)Unless ordered by a court, any indemnification of any Eligible Person under Section 7.1(b)(1) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of such person is proper in the circumstances because such person met the applicable standards of conduct. Such determination shall be made (i) by the Board of Directors, by a majority vote of a quorum consisting of directors who are not at the time parties to the Claim involved (“Parties”); or (ii) if a quorum cannot be obtained under (i), by a majority vote of a committee duly designated by the Board of Directors (in which designation directors who are Parties may participate), consisting solely of two or more directors who are not at the time Parties; or (iii) by written opinion of special legal counsel (1) selected by the Board of Directors or its committee in the manner prescribed in clauses (i) and (ii) of this subparagraph, respectively, or (2) if a quorum of the Board of Directors cannot be obtained and a committee cannot be designated under clauses (i) and (ii) of this subparagraph, respectively, selected by a majority of the full Board of Directors, in which selection directors who are Parties may participate; or (iv) by the shareholders of the Corporation, voting together as a single class, provided, however shares owned by or voted under the control of persons who are at the time Parties may not be voted on the determination. Authorization of indemnification and evaluation as to the reasonableness of Expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of Expenses shall be made by those entitled under clause (iii) of this subparagraph to select counsel.

(8)If an Eligible Person claiming indemnification pursuant to Section 7.1(b)(7) is found not to be entitled thereto, or if the determination for indemnification is not made by the Board of Directors, committee, special legal counsel, or shareholders identified in Section 7.1(b)(7) within a reasonable

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amount of time following a written request of an Eligible Person for a determination of indemnification in accordance therewith, the Eligible Person may apply for indemnification with respect to a Claim to a court of competent jurisdiction, including a court in which the Claim is pending against the Eligible Person. On receipt of an application, the court, after giving notice to the Corporation and giving the Corporation ample opportunity to present to the court any information or evidence relating to the claim for indemnification that the Corporation deems appropriate, may order indemnification if it determines that the Eligible Person is entitled to indemnification with respect to the Claim because such Eligible Person met the standards of conduct set forth in Section 7.1(b)(1)(ii). If the court determines that the Eligible Person is entitled to indemnification, the court shall also determine the reasonableness of the Eligible Person’s Expenses.

(9)Expenses reasonably incurred in connection with any Claim by any Eligible Person may be paid or reimbursed by the Corporation in advance of the final disposition of such Claim as authorized in the specific case in the same manner described in Section 7.1(b)(7) upon receipt of a written affirmation of such director’s or officer’s good faith belief that he or she has met the standards of conduct described in Section 7.1(b)(1)(ii) and upon receipt of a written undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she did not meet the applicable standards of conduct and a determination is made under the procedure set forth in Section 7.1(b)(7) that the facts then known to those making the determination would not preclude indemnification under this Section 7.1(b). Such an undertaking must be an unlimited general obligation of the person making it, but need not be secured and may be accepted by the Corporation without reference to such person’s financial ability to make repayment.

(10)The rights of indemnification and advancement of Expenses provided in this Section 7.1(b) shall be in addition to any rights to which any Eligible Person may otherwise be entitled. Irrespective of the provisions of this Section 7.1(b), the Board of Directors may, at any time and from time to time, (i) approve indemnification of any Eligible Person to the fullest extent permitted by the provisions of applicable law at the time in effect, whether on account of past or future transactions; and (ii) authorize the Corporation to purchase and maintain insurance on behalf of any Eligible Person against any Liability or Expense asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such Liability or Expense.

(11)The provisions of this Section 7.1(b) shall be deemed to be a contract between the Corporation and each Eligible Person, and an Eligible Person’s rights hereunder shall not be diminished or otherwise adversely affected by any repeal, amendment, or modification of this Section 7.1(b) that occurs subsequent to such person becoming an Eligible Person. Notwithstanding the foregoing, the indemnification afforded under this Section 7.1(b) shall be applicable to all alleged prior acts or omissions of any Eligible Person seeking indemnification hereunder, regardless of the fact that such alleged prior acts or omissions may have occurred prior to the adoption of this Section 7.1(b), to the extent such prior acts or omissions cannot be deemed to be covered by this Section 7.1(b), the right of any individual to indemnification shall be governed by the indemnification provisions in effect at the time of such prior acts or omissions.

(12)If this Section 7.1(b) or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges, and expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Section 7.1(b) that shall not have been invalidated and to the fullest extent permitted by applicable law.

(c)Meetings of Shareholders. Meetings of the shareholders of the Corporation shall be held at such time and at such place, either within or without the State of Indiana, as may be stated in or fixed in accordance with the Bylaws of the Corporation and specified in the respective notices or waivers of notice of any such meetings.

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(d)Calling of Special Shareholder Meetings. Except as otherwise provided in these Articles of Incorporation, special meetings of the holders of any class of stock of the Corporation may be called as provided in the Bylaws of the Corporation.

(e)Shareholder Nomination of Director Candidates and Introduction of Business. For any shareholder proposal to be presented in connection with an annual meeting of shareholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the shareholders must have given timely written notice thereof in writing to the Secretary of the Corporation in the manner and containing the information required by the Bylaws. Shareholder proposals to be presented in connection with a special meeting of shareholders will be presented by the Corporation only to the extent required by the IBCL.

(f)Meetings of Directors. Meetings of the Board of Directors of the Corporation shall be held at such place, either within or without the State of Indiana, as may be authorized by the Bylaws and specified in the respective notices or waivers of notice of any such meetings or otherwise specified by the Board of Directors. Unless the Bylaws provide otherwise (i) regular meetings of the Board of Directors may be held without notice of the date, time, place, or purpose of the meeting; and (ii) the notice for a special meeting need not describe the purpose or purposes of the special meeting.

(g)Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or shareholders, or of any committee of the Board of Directors, may be taken without a meeting if the action is taken by all members of the Board of Directors or all shareholders entitled to vote on the action, or by all members of such committee, as the case may be. The action must be evidenced by one or more written consents describing the action taken, signed by each director, or all the shareholders entitled to vote on the action, or by each member of such committee, as the case may be, and, in the case of action by the Board of Directors or a committee thereof, included in the minutes or filed with the corporate records reflecting the action taken or, in the case of action by the shareholders, delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Action taken under this Section 7.1(g) is effective when the last director, shareholder, or committee member, as the case may be, signs the consent, unless the consent specifies a different prior or subsequent effective date, in which case the action is effective on or as of the specified date. Such consent shall have the same effect as a unanimous vote of all members of the Board of Directors, or all shareholders, or all members of the committee, as the case may be, and may be described as such in any document.

(h)Bylaws. All provisions for the regulation of the business and management of the affairs of the Corporation not stated in these Articles of Incorporation shall be stated in the Bylaws.

(i)Interest of Directors.

(1)A conflict of interest transaction is a transaction with the Corporation in which a director of the Corporation has a direct or indirect interest. A conflict of interest transaction is not voidable by the Corporation solely because of the director’s interest in the transaction if any one of the following is true:

(A)The material facts of the transaction and the director’s interest were disclosed or known to the Board of Directors or a committee of the Board of Directors and the Board of Directors or committee authorized, approved, or ratified the transaction;

(B)The material facts of the transaction and the director’s interest were disclosed or known to the shareholders entitled to vote and they authorized, approved, or ratified the transaction; or

(C)The transaction was fair to the Corporation.

(2)For purposes of this Section 7.1(i), a director of the Corporation has an indirect interest in a transaction if:

(A)Another entity in which the director has a material financial interest or in which the director is a general partner is a party to the transaction; or

(B)Another entity of which the director is a director, officer, or trustee is a party to the transaction and the transaction is, or is required to be, considered by the Board of Directors of the Corporation.

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(3)For purposes of Section 7.1(i)(1)(A), a conflict of interest transaction is authorized, approved, or ratified if it receives the affirmative vote of a majority of the directors on the Board of Directors (or on the committee) who have no direct or indirect interest in the transaction, but a transaction may not be authorized, approved, or ratified under this section by a single director. If a majority of the Directors who have no direct or indirect interest in the transaction vote to authorize, approve, or ratify the transaction, a quorum shall be deemed present for the purpose of taking action under this Section 7.1(i). The presence of, or a vote cast by, a director with a direct or indirect interest in the transaction does not affect the validity of any action taken under Section 7.1(i)(1)(A), if the transaction is otherwise authorized, approved, or ratified as provided in such subsection.

(4)For purposes of Section 7.1(i)(1)(B), a conflict of interest transaction is authorized, approved, or ratified if it receives the affirmative vote of the holders of shares representing a majority of the votes entitled to be cast. Shares owned by or voted under the control of a director who has a direct or indirect interest in the transaction, and shares owned by or voted under the control of an entity described in Section 7.1(i)(2), may be counted in such a vote of shareholders.

(j)Nonliability of Shareholders. Shareholders of the Corporation are not personally liable for the acts or debts of the Corporation, nor is private property of shareholders subject to the payment of corporate debts.

Section 7.2.Sale of Partnership Property.  Pursuant to Section 23-1-33-1(b) of the IBCL, the affirmative vote of least three-fourths (¾) of the Independent Directors is necessary to cause any partnership in which the Corporation acts, directly or indirectly, as a general partner to sell any property owned by such partnership in accordance with the terms of the partnership agreement of such partnership.

Section 7.3.No Limitation of Other Powers.  The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of these Articles of Incorporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the IBCL now or hereafter in force.

ARTICLE VIII

RESTRICTIONS ON OWNERSHIP AND TRANSFER OF STOCK

Section 8.1.Restrictions on Ownership and Transfer.

(a)Definitions. The following terms shall have the following meanings:

“Aggregate Assumed Equity Interest in the Corporation” shall mean the aggregate equity interest in the Corporation represented by the Common Stock, the Class B Common Stock and the Units on the assumption that all shares of Class B Common Stock and all such Units are exchanged for Common Stock.

“Articles of Incorporation” shall mean the Articles of Incorporation of the Corporation, as the same may be amended from time to time.

“Beneficial Ownership” shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or indirectly through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code, and any comparable successor provisions thereto.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“Beneficiary” shall mean any Qualified Charitable Organization which, from time to time, is designated by the Corporation to be a beneficiary of the Trust.

“Board of Directors” shall mean the Board of Directors of the Corporation as defined in Section 6.1.

“Bylaws” shall mean the Bylaws of the Corporation.

“Capital Stock” shall mean any share that is a share of Common Stock, Class B Common Stock, Excess Stock, or Preferred Stock.

“Closing Price” shall mean the last sale price for a such security as shown on the New York Stock Exchange Composite Transactions Tape, or if no such sale has taken place on such day, then the average of the closing bid and ask prices for such security on the New York Stock Exchange, or if such security is not listed or admitted to trading on the New York Stock Exchange, then on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on any national securities

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exchange, then on the Nasdaq National Market, or, if such security is not quoted on the Nasdaq National Market, then the average of the closing bid and ask prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Corporation for such purposes.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Constructive Ownership” shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or indirectly through the application of Section 318 of the Code, and any comparable successor provisions thereto, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Exchange Rights” shall mean any rights granted to limited partners of Simon Property Group, L.P., a Delaware limited partnership (including pursuant to an Exchange Rights Agreement) to exchange (subject to the Ownership Limit) limited partnership interests in such Partnership for shares of Capital Stock or cash at the option of the Corporation.

“Independent Director” shall mean a director of the Corporation who is neither an employee of the Corporation nor a member (or an affiliate of a member) of the Simon Family Group.

“Market Price” of any class of Capital Stock on any date shall mean the average Closing Price of such security for the twenty consecutive Trading Days ending on the Trading Day immediately preceding the day in question;

“Option” shall mean any options, rights, warrants or convertible or exchangeable securities containing the right to subscribe for, purchase or receive upon exchange or conversion shares of Capital Stock.

“Ownership Limit” shall mean (x) in the case of any member of the Simon Family Group, 18.0%, and (y) in the case of any other Person, 8.0%, in each case, of any class of Capital Stock, or any combination thereof, determined by (i) number of shares outstanding, (ii) voting power, or (iii) value (as determined by the Board of Directors), whichever produces the smallest holding of Capital Stock under the three methods, computed with regard to all outstanding shares of Capital Stock and, to the extent provided by the Code, all shares of Capital Stock issuable under outstanding Options and Exchange Rights that have not been exercised.

“Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as the term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

“Purported Beneficial Holder” shall mean, with respect to any event (other than a purported Transfer) which results in Excess Stock, the Person for whom the Purported Record Holder held shares that were, pursuant to Section 8.1(c) of this Article VIII, automatically converted into Excess Stock upon the occurrence of such event.

“Purported Beneficial Transferee” shall mean, with respect to any purported Transfer which results in Excess Stock, the purported beneficial transferee for whom the Purported Record Transferee would have acquired shares of Common Stock or Preferred Stock if such Transfer had been valid under Section 8.1(b) of this Article VIII.

“Purported Record Holder” shall mean, with respect to any event (other than a purported Transfer) which results in Excess Stock, the record holder of the shares that were, pursuant to Section 8.1(c) of this Article VIII, automatically converted into Excess Stock upon the occurrence of such event.

“Purported Record Transferee” shall mean, with respect to any purported Transfer which results in Excess Stock, the record holder of the Common Stock or the Preferred Stock if such Transfer had been valid under Section 8.1(b) of this Article VIII.

“Qualified Charitable Organization” shall mean (i) any entity which would be exempt from federal income under Section 501(c)(3) of the Code and to which contributions are deductible under Section 170 of the Code or (ii) any federal, state or local government entity.

“REIT” shall mean a real estate investment trust under Section 856 of the Code.

“Restriction Termination Date” shall mean the first day after Corporation’s status as a REIT shall have been terminated by the Board of Directors and the shareholders of the Corporation.

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“Simon Family Group” shall mean Melvin Simon, Herbert Simon and David Simon, other members of the immediate family of any of the foregoing, any other lineal descendants of any of the foregoing, any estates of any of the foregoing, any trust established for the benefit of any of the foregoing, and any other entity controlled by any of the foregoing.

“Simon Family Group Initial Aggregate Assumed Equity Interest in the Corporation” shall mean the portion of the Aggregate Assumed Equity Interest in the Corporation owned by the Simon Family Group on August 9, 1996.

“Trading Day” shall mean, with respect to any class of Capital Stock, a day on which the principal national securities exchange on which such class of Capital Stock is listed or admitted to trading is open for the transaction of business or, if such class of Capital Stock is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Transfer” shall mean any sale, transfer, gift, hypothecation, pledge, assignment, devise or other disposition of Capital Stock (including (i) the granting of any option (including an option to acquire an Option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Capital Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Capital Stock), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise.

“Trust” shall mean the trust created pursuant to Section 8.2(a) of this Article VIII.

“Trustee” shall mean any trustee for the Trust (or any successor trustee) appointed from time to time by the Corporation; provided, however, during any period in which Excess Stock is issued and outstanding the Corporation shall undertake to appoint trustees of the Trust which trustees are unaffiliated with the Corporation.

“Undesignated Excess Stock” shall have the meaning set forth in Section 8.2(c) of this Article VIII.

“Units” shall mean units representing limited partnership interests in Simon Property Group, L.P.

(b)Beneficial Ownership Limits; Prohibited Transfers.

(1)Except as provided in Section 8.1(i) of this Article VIII, prior to the Restriction Termination Date, no Person shall Beneficially Own or Constructively Own shares of the outstanding Capital Stock in excess of the Ownership Limit.

(2)Except as provided in Section 8.1(i) of this Article VIII, prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning or Constructively Owning Capital Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Capital Stock which would be otherwise Beneficially or Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock in excess of the Ownership Limit.

(3)Except as provided in Section 8.1(i) of this Article VIII, prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Capital Stock being Beneficially Owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock.

(4)Except as provided in Section 8.1(i) of this Article VIII, prior to the Restriction Termination Date, any Transfer of shares or other event or transaction involving Capital Stock that, if effective, would result in the Corporation being “closely held’ within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of shares or other event or transaction of Capital Stock which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock in excess of the Ownership Limit.

(c)Conversion into Excess Stock.

(1)If, notwithstanding the other provisions contained in this Article VIII, at any time prior to the Restriction Termination Date, there is a purported Transfer or other event such that any Person would Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit, then, except as otherwise provided in Section 8.1(i), each such share of Common Stock or Preferred Stock which, when

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taken together with all other Capital Stock, would be in excess of the Ownership Limit (rounded up to the nearest whole share), shall automatically be converted into one share of Excess Stock, as further described in Section 8.1(c)(3) below and such shares of Excess Stock shall be automatically transferred to the Trustee as trustee for the Trust. The Corporation shall issue fractional shares of Excess Stock if required by such conversion ratio. Such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or other event.

(2)If, notwithstanding the other provisions contained in this Article VIII, at any time prior to the Restriction Termination Date, there is a purported Transfer or other event which, if effective, would cause the Corporation to become “closely held” within the meaning of Section 856(h) of the Code, then each share of Common Stock or Preferred Stock being Transferred or which are otherwise affected by such event and which, in either case, would cause, when taken together with all other Capital Stock, the Corporation to be “closely held” within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall automatically be converted into one share of Excess Stock, as further described in Section 8.1(c)(3) of this Article VIII, and such shares of Excess Stock shall be automatically transferred to the Trustee as trustee for the Trust.  The Corporation shall issue fractional shares of Excess Stock if required by such conversion ratio. Such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or other event.

(3)Upon conversion of Common Stock or Preferred Stock into Excess Stock pursuant to this Section 8.1(c) of this Article VIII, Common Stock shall be converted into Excess Common Stock and Preferred Stock shall be converted into Excess Preferred Stock.

(d)Board of Directors Action.  If the Board of Directors or its designees shall at any time determine in good faith that a Transfer or other event has taken place in violation of Section 8.1(b) of this Article VIII or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of Section 8.1(b)(2) of this Article VIII, the Board of Directors or its designees may take such action as it or they deem advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, refusing to give effect to such Transfer or other event on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event or transaction; provided, however, that any Transfers or attempted Transfers (or, in the case of events other than a Transfer, Beneficial ownership or Constructive Ownership) in violation of Sections 8.1(b)(1), (2), (3), and (4) of this Article VIII shall be void ab initio and any Transfers or attempted Transfers (or, in the case of events other than a Transfer, Beneficial Ownership or Constructive ownership) in violation of Sections 8.1(b)(1), (2), and (4) shall automatically result in the conversion described in Section 8.1(c), irrespective of any action (or non-action) by the Board of Directors or its designees.

(e)Notice to Corporation.  Any Person who acquires or attempts to acquire shares of Capital Stock in violation of Section 8.1(b) of this Article VIII, or any Person who is a transferee such that Excess Stock results under Section 8.1(c) of this Article VIII, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Corporation’s status as a REIT.

(f)Beneficial Owner Information.  Prior to the Restriction Termination Date:

(1)Every Beneficial Owner or Constructive Owner of more than 5%, or such lower percentages as required pursuant to regulations under the Code, of the outstanding Capital Stock of the Corporation shall, before January 30 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner or Constructive Owner, the general ownership structure of such Beneficial Owner or Constructive Owner, the number of shares of each class of Capital Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held.

(2)Each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the shareholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide on demand to the Corporation such information as the Corporation may request from time to time in order to determine the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit.

(g)Authority of the Board of Directors to Take Action.  Subject to Section 8.1(l) of this Article VIII, nothing contained in this Article VIII shall limit the authority of the Board of Directors to take such other action as it

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deems necessary or advisable to protect the Corporation and the interests of its shareholders by preservation of the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit.

(h)Resolving Ambiguities.  In the case of an ambiguity in the application of any of the provisions of Section 8.1 of this Article VIII, including any definition contained in Section 8.1(a), the Board of Directors shall have the power to determine the application of the provisions of this Section 8.1 with respect to any situation based on the facts known to it.

(i)Exemption from Ownership Limit.  The Board of Directors upon receipt of a ruling from the Internal Revenue Service or an opinion of tax counsel in each case to the effect that the restrictions contained in Sections 8.1(b)(1), (2), (3), and (4) of this Article VIII will not be violated, may exempt a Person from the Ownership Limit:

(1)(i) if such Person is not an individual for purposes of Section 542(a)(2) of the Code, or (ii) if such Person is an underwriter which participates in a public offering of Common Stock or Preferred Stock for a period of 90 days following the purchase by such underwriter of the Common Stock or Preferred Stock, or (iii) in such other circumstances which the Board of Directors determines are appropriately excepted from the Ownership Limit; and

(2)the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership and Constructive Ownership of Capital Stock will violate the Ownership Limit and agrees that any violation or attempted violation will result in such Common Stock or Preferred Stock being converted into shares of Excess Stock in accordance with Section 8.1(c) of this Article VIII.

(j)Legend.  Until the Restriction Termination Date, each certificate for the respective class of Capital Stock shall bear the following legend:

The securities represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended from time to time (the “Code”).  Transfers in contravention of such restrictions shall be void ab initio.  Except as otherwise determined by the Board of Directors of the Corporation, no Person may (1) Beneficially Own or Constructively Own shares of Capital Stock in excess of 8.0% (other than members of the Simon Family Group), whose relevant percentage is 18.0%) of the value of any class of outstanding Capital Stock of the Corporation, or any combination thereof, determined as provided in the Corporation’s Articles of Incorporation, as the same may be amended from time to time (the “Articles of Incorporation”), and computed with regard to all outstanding Shares of Capital Stock, and, to the extent provided by the Code, all shares of Capital Stock issuable under existing Options and Exchange Rights that have not been exercised; or (2) Beneficially Own Capital Stock which would result in the Corporation being “closely held” under Section 856(h) of the Code.  Unless so excepted, any acquisition of Capital Stock and continued holding of ownership constitutes a continuous representation of compliance with the above limitations, and any Person who attempts to Beneficially Own or Constructively Own shares of Capital Stock in excess of the above limitations has an affirmative obligation to notify the Corporation immediately upon such attempt.  If the restrictions on transfer are violated, the transfer will be void ab initio and the shares of Capital Stock represented hereby will be automatically converted into shares of Excess Stock and will be transferred to the Trustee to be held in trust for the benefit of one or more Qualified Charitable Organizations, whereupon such Person shall forfeit all rights and interests in such Excess Stock.  In addition, certain Beneficial Owners or Constructive Owners must give written notice as to certain information on demand and on an annual basis.  All capitalized terms in this legend have the meanings defined in the Articles of Incorporation.  The Corporation will mail without charge to any requesting shareholder a copy of the Articles of Incorporation, including the express terms of each class and series of the authorized capital shares of the Corporation, within five days after receipt of a written request therefor.

(k)Validity.  If any provision of this Article VIII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected, and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

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(l)Exchange Settlements.  Nothing in this Article VIII shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

Section 8.2.Excess Stock; Rights.

(a)Transfers Resulting in Excess Stock.  Upon any purported Transfer or other event that results in Excess Stock pursuant to Section 8.1(c) of this Article VIII, such Excess Stock shall be deemed to have been transferred to the Trustee as trustee of the Trust for the exclusive benefit of one or more Qualifying Charitable Organizations as are designated from time to time by the Board of Directors with respect to such Excess Stock.  Shares of Excess Stock held in trust shall be issued and outstanding shares of the Corporation. The Purported Record Transferee or Purported Record Holder and the Purported Beneficial Transferee or Purported Beneficial Holder shall have no rights in such Excess Stock, except such rights to certain proceeds upon Transfer of shares of Excess Stock or upon any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation as are expressly set forth herein.

(b)Dividends.  Excess Common Stock shall be entitled to dividends in an amount equal to any dividends which are declared and paid with respect to shares of Common Stock from which such shares of Excess Common Stock were converted.  Excess Preferred Stock shall be entitled to dividends in an amount equal to any dividends which are declared and paid with respect to shares of Preferred Stock from which such shares of Excess Preferred Stock were converted.  Any dividend or distribution paid prior to discovery by the Corporation that shares of Common Stock or Preferred Stock have been converted into Excess Common Stock or Excess Preferred Stock, as the case may be, shall be repaid to the Corporation upon demand for delivery to the Trustee.  The recipient of such dividend shall be personally liable to the Trust for such dividend.  Any dividend or distribution declared but unpaid shall be rescinded as void ab initio with respect to such shares of Common Stock or Preferred Stock and shall automatically be deemed to have been declared and paid with respect to the shares of Excess Common Stock or Excess Preferred Stock, as the case may be, into which such shares of Common Stock or Preferred Stock shall have been converted.

(c)Liquidation.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, (i) subject to the preferential rights of the Preferred Stock, if any, as may be determined by the Board of Directors and the preferential rights of the Excess Preferred Stock, if any, each holder of shares of Excess Common Stock shall be entitled to receive, ratably with each other holder of Common Stock and Excess Common Stock that portion of the assets of the Corporation available for distribution to the holders of Common Stock or Excess Common Stock as the number of shares of the Excess Common Stock held by such holder bears to the total number of shares of Common Stock and the number of shares of Excess Common Stock then outstanding; and (ii) each holder of shares of Excess Preferred Stock. shall be entitled to receive that portion of the assets of the Corporation which a holder of the shares of Preferred Stock that were converted into such shares of Excess Preferred Stock would have been entitled to receive had such shares of Preferred Stock remained outstanding. Notwithstanding the foregoing, distributions shall not be made to holders of Excess Stock except in accordance with the following sentence.  The Corporation shall distribute to the Trustee, as holder of the Excess Stock in trust, on behalf of the Beneficiaries any such assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of the Corporation.  Following any such distribution, the Trustee shall distribute such proceeds between the Purported Record Transferee or Purported Record Holder, as appropriate, and the Qualified Charitable organizations which are Beneficiaries in accordance with procedure for distribution of proceeds upon Transfer of Excess Stock set forth in Section 8.2(e) of this Article VIII; provided, however, that with respect to any Excess Stock as to which no Beneficiary shall have been determined within 10 days following the date upon which the Corporation is prepared to distribute assets (“Undesignated Excess Stock”), any assets that would have been distributed on account of such Undesignated Excess Stock had a Beneficiary been determined shall be distributed to the holders of Common Stock and the Beneficiaries of the Trust designated with respect to shares of Excess Common Stock, or to the holders of Preferred Stock and the Beneficiaries of the Trust designated with respect to shares of Excess Preferred Stock as determined in the sole discretion of the Board of Directors.

(d)Voting Rights.  Excess Common Stock shall be entitled to such voting rights as are ascribed to shares of Common Stock from which such shares of Excess Common Stock were converted.  Excess Preferred Stock shall be entitled to such voting rights as are ascribed to shares of Preferred Stock from which such shares of Excess Preferred Stock were converted.  Any voting rights exercised prior to discovery by the Corporation that shares of Common Stock or Preferred Stock have been converted into Excess Common Stock or Excess Preferred Stock, as the case may be, shall be rescinded and recast as determined by the Trustee.

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(e)Permitted Transfers.

(1)Following the expiration of the ninety day period referred to in Section 8.2(f) of this Article VIII, Excess Stock shall be transferable by the Trustee to any Person whose Beneficial Ownership or Constructive Ownership of shares of Capital Stock outstanding, after giving effect to such Transfer, would not result in the shares of Excess Stock proposed to be transferred constituting Excess Stock in the hands of the proposed transferee.  A Purported Record Transferee or, in the case of Excess Stock resulting from any event other than a purported Transfer, the Purported Record Holder shall have no rights whatsoever in such Excess Stock, except that such Purported Record Transferee or, in the case of Excess Stock resulting from any event other than a purported Transfer, the Purported Record Holder, upon completion of such Transfer, shall be entitled to receive the lesser of a price per share for such Excess Stock not in excess (based on the information provided to the Corporation in the notice given pursuant to this Section 8.2(e)(1)) of (x) the price per share such Purported Beneficial Transferee paid for the Common Stock or Preferred Stock in the purported Transfer that resulted in the Excess Stock, or (y) if the Purported Beneficial Transferee did not give value for such shares of Excess Stock (through a gift, devise or other transaction), a price per share of Excess Stock equal to the Market Price of the Common Stock or Preferred Stock on the date of the purported Transfer that resulted in the Excess Stock.  Upon such transfer of any interest in Excess Stock held by the Trust, the corresponding shares of Excess Stock in the Trust shall be automatically converted into such number of shares of Common Stock or Preferred Stock (of the same class as the shares that were converted into such Excess Stock) as is equal to the number of shares of Excess Stock, and such shares of Common Stock or Preferred Stock (of the same class as the shares that were converted into such Excess Stock) as is equal to the number of shares of Excess Stock, and such shares of Common Stock or Preferred Stock shall be transferred of record to the proposed transferee of the Excess Stock. If, notwithstanding the provisions of this Article VIII, under any circumstances, a Purported Transferee receives an amount for shares of Excess Stock that exceeds the amount provided by the formula set forth above, the Purported Transferee must pay the excess to the Trust. Prior to any transfer resulting in Common Stock or Preferred Stock being converted into Excess Stock, the Purported Record Transferee and Purported Beneficial Transferee, jointly, or Purported Record Holder and Purported Beneficial Holder, jointly, must give written notice to the Corporation of the date and sale price of the purported Transfer that resulted in Excess Stock or the Market Price on the date of the other event that resulted in Excess Stock.  Prior to a Transfer by the Trustee of any shares of Excess Stock, the intended transferee must give advance notice to the Corporation of the information (after giving effect to the intended Transfer) required under Section 8.1(f), and the Corporation must have waived in writing its purchase rights, if any, under Section 8.2(f) of this Article VIII.  The Board of Directors may waive the notice requirements of this subparagraph in such circumstances as it deems appropriate.

(2)Notwithstanding the foregoing, if the provisions of Section 8.2(e) of this Article VIII are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the Purported Beneficial Transferee or Purported Beneficial Holder of any shares of Excess Stock may be deemed, at the option of the Corporation, to have acted as an agent on behalf of the Trust, in acquiring or holding such shares of Excess Stock and to hold such shares of Excess Stock in trust on behalf of the Trust.

(f)Purchase Rights of Corporation.  Shares of Excess Stock shall be deemed to have been offered for sale by the Trust to the Corporation, or its designee, at a price per share of Excess Stock equal to the lesser of:

(1)(i)  in the case of Excess Stock resulting from a purported Transfer, (x) the price per share of the Common Stock or Preferred Stock in the transaction that created such Excess Stock (or, in the case of devise or gift, the Market Price of the Common Stock or Preferred Stock at the time of such devise or gift), or (y) in the absence of a notice from the Purported Record Transferee or Purported Record Holder and Purported Beneficial Transferee to the Corporation within ten days after request therefor, such price as may be determined by the Board of Directors in its sole discretion, which price per share of Excess Stock shall be equal to the lowest Market Price of Common Stock or Preferred Stock (whichever resulted in Excess Stock) at any time prior to the date the Corporation, or its designee, accepts such offer; or (ii) in the case of Excess Stock resulting from an event other than a Purported Transfer, (x) the Market Price of the Common Stock or Preferred Stock on the date of such event, or (y) in the absence of a notice from the Purported Record Holder and Purported Beneficial Holder to the Corporation within ten days after request therefor, such price as may be determined, by the Board of Directors in its sole discretion, which price shall be the lowest Market Price for shares of Common Stock or Preferred Stock (whichever resulted in Excess

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Stock) at any time from the date of the event resulting in Excess Stock and prior to the date the Corporation, or its designee, accepts such offer; and

(2)the Market Price of the Common Stock or Preferred Stock on the date the Corporation, or its designee, accepts such offer.  The Corporation shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Transfer which resulted in such shares of Excess Stock, and (ii) the date the Board of Directors determines in good faith that a Transfer or other event resulting in shares of Excess Stock has occurred, if the Corporation does not receive a notice of such Transfer or other event pursuant to Section 8.1(e) of this Article VIII.

ARTICLE IX

PURCHASE OF UNITS

Whenever the Corporation shall have the obligation to purchase Units and shall have the right to choose to satisfy such obligation by purchasing such Units either with cash or with Common Stock, the determination whether to utilize cash or Common Stock to effect such purchase shall be made by majority vote of the Independent Directors, pursuant to Sections 23-1-33-1(b).

ARTICLE X

INCORPORATOR

The name and address of the incorporator of the Corporation are David Simon, 225 West Washington Street, Indianapolis, Indiana 46204.

ARTICLE XI

MISCELLANEOUS

Section 11.1.Amendment or Repeal.

(a)Articles of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, including any amendments changing the terms or contract rights, as expressly set forth in the Articles of Incorporation, of any of its outstanding shares by reclassification or otherwise, by a majority of the directors (including a majority of the Independent Directors and a majority of the directors elected by the holders of the Class B Common Stock, if such Class B Common Stock has at that time elected directors) adopting a resolution setting forth the proposed change, declaring its advisability, and either calling a special meeting of the shareholders certified to vote on the proposed change, or directing the proposed change to be considered at the next annual shareholders meeting; provided however, that any amendment to, repeal of or adoption of any provision inconsistent with Section 5.4 of Article V will be effective only if it is adopted upon (i) the affirmative vote of not less than 80% of the aggregate votes entitled to be cast thereon (considered for this purpose as a single class), and (ii) approved by the affirmative vote of not less than a majority of the aggregate votes entitled to be cast by the holders of the Class B Common Stock, if such Class B Common Stock is outstanding at that time.

(b)Bylaws. The Bylaws of the Corporation may be repealed, altered or amended or new Bylaws adopted at any meeting of the shareholders, either annual or special, by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors. The Board of Directors shall also have the authority to repeal, alter or amend the Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the shareholders to change or repeal such Bylaws.

Section 11.2.Validity of Articles of Incorporation. In the event any term, provision, sentence or paragraph of the Articles of Incorporation of the Corporation is declared by a court of competent jurisdiction to be invalid or unenforceable, such term, provision, sentence or paragraph shall be deemed severed from the remainder of the Articles of Incorporation, and the balance of the Articles of Incorporation shall remain in effect and be enforced to the fullest extent permitted by law and shall be construed to preserve the intent and purposes of the Articles of Incorporation. Any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term, provision, sentence or paragraph of the Articles of Incorporation in any other jurisdiction.

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Appendix C

Section 11.3.Forum for Disputes. Unless the Corporation consents in writing to the selection of an alternative forum, the Commercial Court as organized and administered under the authority of the Circuit Court in Marion County, Indiana, or if such court is not in existence or the selection of such forum is not effective under applicable law, the Circuit Court in Marion County, Indiana (or, if such courts lack jurisdiction, the United States District Court for the Southern District of Indiana), shall have sole and exclusive jurisdiction for (i) any derivative action brought on behalf of, or in the name of, the Corporation; (ii) any action asserting a claim for breach of fiduciary duty owed by any director, officer, employee, or agent of the Corporation to the Corporation or to any of the Corporation’s constituents identified in Section 23-1-35-1(d) of the IBCL; (iii) any action asserting a claim arising under any provision of the IBCL, these Articles of Incorporation, or the Bylaws of the Corporation; or (iv) any actions otherwise relating to the internal affairs of the Corporation. If any provision of this Section 11.3 shall be held to be invalid, illegal, or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by applicable law, the validity, legality, and enforceability of such provision in any other circumstance and of the remaining provisions of this Section 11.3 (including without limitation, each portion of any sentence of this Section 11.3 containing any such provision held to be invalid, illegal, or unenforceable that is not itself held to be invalid, illegal, or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Section 11.4.No Staggered Board; Election Not to Be Governed by IBCL Section 23-1-33-6(c). The Corporation shall not be governed by any of the provisions set forth in Section 23-1-33-6(c) of the IBCL.

Section 11.5.Election to Opt-out of Control Share Acquisitions Statute. The provisions of Chapter 42 of the IBCL, Ind. Code § 23-1-42-1, et seq., shall not apply to control share acquisitions of shares of the Corporation.

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Appendix C

EXHIBIT A

TO ARTICLES OF INCORPORATION

CERTIFICATE OF DESIGNATIONS

OF 8⅜% SERIES J CUMULATIVE REDEEMABLE PREFERRED STOCK

OF

SIMON PROPERTY GROUP, INC.

The following resolutions were duly adopted by the Board of Directors (the “Board of Directors”) of Simon Property Group, Inc., an Indiana corporation (the “Corporation”), pursuant to the provisions of Section 23-1-25-2 of the Indiana Business Corporation Law:

WHEREAS, the Board of Directors of the Corporation is authorized, within the limitations and restrictions stated in the Articles of Incorporation of the Corporation, as amended from time to time (the “Charter”), to provide by resolution or resolutions for the issuance of shares of preferred stock of the Corporation, in one or more series with such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such series of preferred stock as may be adopted from time to time by the Board of Directors; and

WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation and its shareholders to designate a series of preferred stock of the Corporation as set forth herein; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of preferred stock and the number of shares constituting such series;

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to Article Five, Section 5.1 of the Charter of the Corporation (which authorizes 100,000,000 shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”)) and the authority conferred on the Board of Directors, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock as further set forth herein; and be it further

RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

Section 1.Designation.  The series of Preferred Stock is hereby designated as the “8⅜% Series J Cumulative Redeemable Preferred Stock” (the “Series J Preferred Stock”).

Section 2.Number.  The total number of authorized shares of the Series J Preferred Stock shall be 1,000,000.

Section 3.Relative Seniority.  In respect of rights to receive dividends and to participate in distributions of payments in the event of any liquidation, dissolution or winding up of the Corporation, the Series J Preferred Stock shall rank (i) senior to the Common Stock, the Class B Common Stock and the Class C Common Stock and any other class or series of shares of the Corporation which, by their terms rank junior to the Series J Preferred Stock (collectively, “Junior Shares”), (ii) on a parity with all other shares of Preferred Stock of the Corporation which are not by their terms Junior Shares or Senior Shares, and (iii) junior to any shares of Preferred Stock which by their terms rank senior to the Series J Preferred Stock (collectively, “Senior Shares”) and were issued in accordance with Section 7 below.

Section 4.Dividends.

(a)The holders of the then outstanding Series J Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available therefor, cumulative dividends at the rate of

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Appendix C

$4.1875 per share per year, payable in arrears in equal amounts of $1.046875 per share quarterly in cash on the last day of each March, June, September and December or, if not a Business Day (as hereinafter defined), the next succeeding Business Day (each such day being hereafter called a “Quarterly Dividend Date” and each period ending on the calendar day preceding a Quarterly Dividend Date being hereinafter called a “Dividend Period”).  Dividends shall accumulate from October 14, 2004, with the first dividends to be paid on December 31, 2004.  Dividends shall be payable to holders of record as they appear in the share records of the Corporation at the close of business on the applicable record date (a “Record Date”), which shall be the 15th day of the calendar month in which the applicable Quarterly Dividend Date falls on or such other date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 30 nor less than 10 days prior to such Quarterly Dividend Date.  The amount of any dividend payable for any Dividend Period shorter than a full Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months.  “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

(b)The amount of any dividends accumulated on any Series J Preferred Stock at any Quarterly Dividend Date shall be the amount of any unpaid dividends accumulated thereon to but excluding such Quarterly Dividend Date and the amount of dividends accumulated on any shares of Series J Preferred Stock at any date other than a Quarterly Dividend Date shall be equal to the sum of the amount of any unpaid dividends accumulated thereon to but excluding the last preceding Quarterly Dividend Date, plus an amount calculated on the basis of the annual dividend rate of $4.1875 per share for the period after such last preceding Quarterly Dividend Date to and including the date as of which the calculation is made based on a 360-day year of twelve 30-day months.  Dividends on the Series J Preferred Stock will accumulate whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are authorized or declared.

(c)Except as otherwise expressly provided herein, the Series J Preferred Stock will not be entitled to any dividends in excess of full cumulative dividends as described above and shall not be entitled to participate in the earnings or assets of the Corporation, and no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series J Preferred Stock which may be in arrears.

(d)Any dividend payment made on the Series J Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares which remains payable.

(e)If, for any taxable year, the Corporation elects to designate as “capital gains dividends” (as defined in and permitted pursuant to Section 857 of the Internal Revenue Code of 1986, as amended (the “Code”)), any portion (the “Capital Gains Amount”) of the dividends paid or made available for the year to holders of all classes of shares (the “Total Dividends”), then the portion of the Capital Gains Amount that shall be allocated to the holders of the Series J Preferred Stock shall equal (i) the Capital Gains Amount multiplied by (ii) a fraction that is equal to (A) the total dividends paid or made available to the holders of the Series J Preferred Stock for the year over (B) the Total Dividends.

(f)No dividends on the Series J Preferred Stock shall be authorized by the Board of Directors of the Corporation or be paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law.

(g)No dividends will be declared or paid or set apart for payment on any capital stock of the Corporation ranking, as to dividends, on a parity with or junior to the Series J Preferred Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment therefor set apart for such payment on the Series J Preferred Stock for all past Dividend Periods and the then current Dividend Period.  When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series J Preferred Stock and the shares of any other series of Preferred Stock ranking on a parity as to dividends with the Series J Preferred Stock, all dividends declared on the Series J Preferred Stock and any other series of Preferred Stock ranking on a parity as to dividends with the Series J Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series J Preferred Stock and such other

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Appendix C

series of Preferred Stock shall in all cases bear to each other the same ratio that accumulated dividends per Series J Preferred Stock and such other series of Preferred Stock bear to each other.

(h)Except as provided in subparagraph (g), unless full cumulative dividends on the Series J Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment therefor set apart for such payment on the Series J Preferred Stock for all past Dividend Periods and the then current Dividend Period, no dividends (other than in Junior Shares) shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Junior Shares or any other capital stock of the Corporation ranking on a parity with the Series J Preferred Stock as to dividends or upon liquidation, nor shall any Junior Shares or any other capital stock of the Corporation ranking on a parity with the Series J Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid or made available for a sinking fund for the redemption of such shares) by the Corporation (except by conversion into or exchange for other Junior Shares).

Section 5.Liquidation Rights.

(a)Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation (a “liquidation”), the holders of the Series J Preferred Stock then outstanding shall be entitled to receive in cash or property (at its fair market value determined by the Corporation’s Board of Directors) and to be paid out of the assets of the Corporation legally available for distribution to its shareholders, before any payment or distribution shall be made on any Junior Shares, the amount of $50.00 per share, plus accumulated and unpaid dividends, if any, thereon to and including the date of liquidation.

(b)After the payment to the holders of the Series J Preferred Stock of the full liquidation amounts provided for in paragraph (a), the holders of the Series J Preferred Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(c)If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the preference distributions on the Series J Preferred Stock and the shares of each other series of Preferred Stock of the Corporation ranking, as to liquidation rights, on a parity with the Series J Preferred Stock are not paid in full, the holders of the Series J Preferred Stock and any other shares of Preferred Stock of the Corporation ranking, as to liquidation rights, on a parity with the Series J Preferred Stock shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preference amounts to which they would otherwise be respectively entitled.

(d)Neither the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other entity or the merger or consolidation of any other entity into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 5.

Section 6.Redemption.

(a)Optional Redemption.  On and after October 15, 2027, the Corporation may, at its option (subject to the provisions of this Section 6), redeem at any time all or, from time to time, part of the Series J Preferred Stock at a price per share (the “Redemption Price”), payable in cash, of $50.00 per share, together with all accumulated and unpaid dividends, if any, to and including the date fixed for redemption (the “Redemption Date”), without interest, to the extent the Corporation has funds legally available therefor.  The Series J Preferred Stock have no stated maturity and will not be subject to any sinking fund or mandatory redemption provisions, except as provided for in Section 9 below.

(b)Procedures for Redemption.

(1)Notice of redemption will be given by publication in a newspaper of general circulation in The City of New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the Redemption Date.  Notice of any redemption furnished by the Corporation will also be mailed by the registrar, postage prepaid, not less than 30 nor more than 60 days prior to the Redemption Date, addressed to each holder of record of the Series J Preferred Stock to be redeemed at the address set forth in the share transfer records of the registrar.  No failure to give such

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Appendix C

notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series J Preferred Stock except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom notice was defective.  In addition to any information required by law or by the applicable rules of any exchange upon which Series J Preferred Stock may be listed or admitted to trading, such notice shall state: (A) the Redemption Date; (B) the Redemption Price; (C) the number of Series J Preferred Stock to be redeemed; (D) the place or places where certificates for the Series J Preferred Stock to be redeemed are to be surrendered for payment of the Redemption Price; and (E) that dividends on the Series J Preferred Stock to be redeemed will cease to accumulate on the Redemption Date.

(2)If notice has been mailed in accordance with Section 6(b)(1) above and provided that on or before the Redemption Date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the Series J Preferred Stock so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Redemption Date, dividends on the Series J Preferred Stock so called for redemption shall cease to accumulate, and said shares shall no longer be deemed to be outstanding and shall not have the status of Series J Preferred Stock and all rights of the holders thereof as shareholders of the Corporation (except the right to receive the Redemption Price) shall cease.  Upon surrender, in accordance with such notice, of the certificates for any Series J Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such Series J Preferred Stock shall be redeemed by the Corporation at the Redemption Price.  In case fewer than all the Series J Preferred Stock represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed Series J Preferred Stock without cost to the holder thereof.

(3)Any funds deposited with a bank or trust company for the purpose of redeeming Series J Preferred Stock shall be irrevocable except that:

(A)the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any Series J Preferred Stock redeemed shall have no claim to such interest or other earnings; and

(B)any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series J Preferred Stock entitled thereto at the expiration of two years from the applicable Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation, and after any such repayment, the holders of the Series J Preferred Stock entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.

(4)No Series J Preferred Stock may be redeemed except from proceeds from the sale of other capital stock of the Corporation (consisting of common stock, preferred stock, depositary shares, interests, participations or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing) and not from any other source.

(5)Unless full accumulated dividends on all Series J Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment on the Series J Preferred Stock for all past Dividend Periods and the then current Dividend Period, no Series J Preferred Stock shall be redeemed, purchased or otherwise acquired directly or indirectly on the Series J Preferred Stock; provided, however, that the foregoing shall not prevent the redemption, purchase or acquisition of Series J Preferred Stock to preserve the Corporation’s REIT status or the purchase or acquisition of Series J Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series J Preferred Stock.

(6)If the Redemption Date is after a Record Date and before the related Quarterly Dividend Date, the dividend payable on such Quarterly Dividend Date shall be paid to the holder in whose name the Series J Preferred Stock to be redeemed are registered at the close of business on such Record Date

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Appendix C

notwithstanding the redemption thereof between such Record Date and the related Quarterly Dividend Date or the Corporation’s default in the payment of the dividend due.  Except as provided in this Section 6, the Corporation will make no payment or allowance for unpaid dividends, whether or not in arrears, on Series J Preferred Stock to be redeemed.

(7)In case of redemption of less than all Series J Preferred Stock at the time outstanding, the Series J Preferred Stock to be redeemed shall be selected pro rata from the holders of record of such Series J Preferred Stock in proportion to the number of Series J Preferred Stock held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method determined by the Corporation.

Section 7.Voting Rights.  Except as required by law, and as set forth below, the holders of the Series J Preferred Stock shall not be entitled to vote at any meeting of the shareholders for election of Directors or for any other purpose or otherwise to participate in any action taken by the Corporation or the shareholders thereof, or to receive notice of any meeting of shareholders.

(a)Whenever dividends on any Series J Preferred Stock shall be in arrears for six or more quarterly periods, whether or not such quarterly periods are consecutive, the holders of such Series J Preferred Stock (voting separately as a class with all other series of Preferred Stock of the Corporation upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional Directors of the Corporation at a special meeting called by the holders of record of at least ten percent (10%) of the Series J Preferred Stock (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders) or at the next annual meeting of shareholders, and at each subsequent annual meeting until all dividends accumulated on such Series J Preferred Stock for the past Dividend Periods and the then current Dividend Period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment.  In such case, the entire Board of Directors of the Corporation will be increased by two Directors.

(b)So long as any Series J Preferred Stock remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least two-thirds of the Series J Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), (i) authorize or create, or increase the authorized or issued amount of, any class or series of shares of capital stock ranking senior to the Series J Preferred Stock with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation or reclassify any authorized capital stock of the Corporation into such capital stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such capital stock; or (ii) amend, alter or repeal the provisions of the Charter of the Corporation, including this Certificate of Designations, whether by merger, consolidation or otherwise (an “Event”), so as to materially and adversely affect any right, preference, privilege or voting power of the Series J Preferred Stock or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (ii) above, so long as the Series J Preferred Stock remain outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of an Event the Corporation may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of Series J Preferred Stock; and provided, further, that (x) any increase in the amount of the authorized Preferred Stock or the creation or issuance of any other series of Preferred Stock, or (y) any increase in the amount of authorized Series J Preferred Stock, in each case ranking on a parity with or junior to the Series J Preferred Stock with respect to payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote or consent would otherwise be required shall be effected, all outstanding Series J Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

(c)On each matter submitted to a vote of the holders of Series J Preferred Stock in accordance with this Section 7, or as otherwise required by law, each Series J Preferred Share shall be entitled to one vote.  With respect to each Series J Preferred Share, the holder thereof may designate a proxy, with each such proxy having the right to vote on behalf of the holder.

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Appendix C

Section 8.Conversion.  The Series J Preferred Stock is not convertible into or exchangeable for any other property or securities of the Corporation.

Section 9.Restrictions On Ownership.  The shares of Series J Preferred Stock shall be subject to the restrictions on transfer set forth in Article VIII of the Charter of the Corporation.  Any transfer or attempted transfer in violation of the provisions of this Section 9 shall be null and void.

IN WITNESS WHEREOF, Simon Property Group, Inc. has caused this Certificate of Designations to be signed this [●] day of [●], 2025.

SIMON PROPERTY GROUP, INC.

By:
	Name:	David Simon
	Title:	Chief Executive Officer and President

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Appendix D

BYLAWS

OF

SIMON PROPERTY GROUP, INC.

(Effective as of [•], 2025)

ARTICLE I

SHAREHOLDERS

Section 1.1.Annual Meetings.  Simon Property Group, Inc. (the “Corporation”) shall hold an annual meeting of its shareholders to elect directors and transact any other business within its powers, at such place, on such date, and at such time as shall be set by the Board of Directors.  Except as the Articles of Incorporation of the Corporation (the “Articles of Incorporation”), these Bylaws, or statute provides otherwise, any business may be considered at an annual meeting without the purpose of the meeting having been specified in the notice.  Failure to hold an annual meeting does not invalidate the Corporation’s existence or affect any otherwise valid corporate acts.

Section 1.2.Special Meetings.  At any time in the interval between annual meetings, a special meeting of the shareholders may be called by the Chairman of the Board or the President or by a majority of the Board of Directors by vote at a meeting or in writing (addressed to the Secretary of the Corporation) with or without a meeting.

Section 1.3.Place and Conduct of Meetings.  Meetings of shareholders shall be held at such place in the United States, within or without the State of Indiana, as is set from time to time by the Board of Directors.  The Board of Directors may, in its sole discretion, determine that any such meeting shall, in addition to or instead of a physical meeting, be held by means of remote communication (including virtually).  The Board of Directors may adopt such rules and regulations for the conduct of any meeting of the shareholders as it shall deem appropriate.  Except to the extent inconsistent with these Bylaws or such rules and regulations as adopted by the Board of Directors, the chair of the meeting of shareholders shall have the right and authority to convene and to adjourn the meeting (whether or not a quorum is present), to prescribe such rules, regulations and procedures, to decide questions relating to the conduct of the meeting, and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting.  Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting of shareholders, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies, or such other persons as the chair of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; (v) limitations on the time allotted to questions or comments by participants; and (vi) restrictions on the use of cell phones, audio, or video recording devices, and similar devices at the meeting.  Unless and to the extent determined by the Board of Directors or the chair of the meeting of shareholders, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure or any other rules of procedure or conduct.

Section 1.4.Notice of Meetings; Waiver of Notice.  Not less than ten nor more than sixty (60) days before each shareholders meeting, the Secretary shall give written notice of the meeting to each stockholder entitled to vote at the meeting and each other shareholder entitled to notice of the meeting.  The notice shall state the time and place of the meeting, if any, the means of remote communication, if any, by which shareholders may be deemed to be present in person and vote at such meeting, and, if the meeting is a special meeting, the purpose or purposes of the meeting.  Notice is given to a shareholder when it is personally delivered to the shareholder, left at the shareholder’s residence or usual place of business, or mailed to the shareholder at the shareholder’s address as it appears on the records of the Corporation.  Notwithstanding the foregoing provisions, a shareholder or his, her, or its proxy may at any time waive notice of a meeting if the waiver is in writing and is delivered to the Corporation for inclusion in the minutes or filing with the Corporation’s records.  A shareholder’s attendance at a meeting, whether in person or by proxy, (a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder or his, her, or its proxy at the beginning of the meeting objects to holding the meeting or transacting

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A

Appendix D

business at the meeting, and (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder or his, her, or its proxy objects to considering the matter when it is presented.  Each shareholder who has, in the manner above provided, waived notice or objection to notice of a shareholders’ meeting shall be conclusively presumed to have been given due notice of such meeting, including the purpose or purposes thereof.

Section 1.5.Quorum; Voting.  Unless any statute or the Articles of Incorporation provides otherwise, at a meeting of shareholders the presence in person or by proxy of shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum, and the affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting, except that a plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a director under those circumstances described in Section 2.2 of these Bylaws.

Section 1.6.Adjournments.  Whether or not a quorum is present, a meeting of shareholders convened on the date for which it was called may be adjourned from time to time by a majority vote of the shareholders present in person or by proxy entitled to vote without notice other than by announcement at the meeting.  Any business which might have been transacted at the meeting as originally notified may be deferred and transacted at any such adjourned meeting at which a quorum shall be present.

Section 1.7.General Right to Vote; Proxies.  Unless the Articles of Incorporation provide otherwise, each outstanding share of stock, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of shareholders.  In all elections for directors, each share of stock entitled to vote may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.  A shareholder may vote his, her, or its shares either in person or by proxy.  A shareholder may appoint a proxy to vote or otherwise act for the shareholder (including authorizing the proxy to receive, or to waive, notice of any shareholders’ meeting within the effective period of such proxy) by signing an appointment form, either personally or by the shareholder’s attorney-in-fact.  The shareholder also may transmit, or authorize the transmission of, an electronic submission to the holder of the proxy, a proxy solicitation firm, or a proxy support service organization or similar agency authorized by the person who will be the holder of the proxy to receive the electronic submission.  Such electronic submission shall be accompanied by or contain information from which it can be determined that the electronic submission was transmitted or authorized by the shareholder.  An appointment of a proxy is effective when received by the Secretary or other officer or agent of the Corporation authorized to tabulate votes and is effective for 11 months unless a longer period is expressly provided in the appointment form.  The proxy’s authority may be limited to a particular meeting or may be general and authorize the proxy to represent the shareholder at any meeting of shareholders held within the time provided in the appointment form.  Subject to the Indiana Business Corporation Law, as the same may be amended from time to time (the “IBCL”), and to any express limitation on the proxy’s authority appearing on the face of the appointment form, the Corporation is entitled to accept the proxy’s vote or other action as that of the shareholder making the appointment.  Any shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white, which shall be reserved for the exclusive use of the Board of Directors.

Section 1.8.Shareholders List.  After the record date for, and more than five (5) business days before, each shareholders’ meeting, the Secretary of the Corporation shall make, or cause to be made, an alphabetical list of the names of the shareholders entitled to notice of the meeting, arranged by voting group (and within each voting group by class or series of shares) and showing the address of and the number of shares held by each shareholder.  The list shall be available for inspection and copying to the extent provided in the IBCL.

Section 1.9.Business of Shareholders’ Meetings.  At each annual meeting, the shareholders shall conduct only such business as shall have been properly brought before the meeting.  The proposal of business to be considered by the shareholders at an annual meeting may be made only (a) pursuant to the Corporation’s notice of meeting pursuant to Section 1.4 of these Bylaws, (b) by, or at the direction of the Board of Directors, or (c) by any shareholder of the Corporation who gives notice in accordance with notice procedures set forth in this Section 1.9 on a timely basis and who is entitled to vote at the meeting.

To be timely, a shareholder’s notice must be in writing and delivered to or mailed to the Secretary of the Corporation and received at the principal executive offices of the Corporation not less than one hundred twenty

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Appendix D

(120) calendar days in advance of the first anniversary of the previous year’s annual meeting of shareholders of the Corporation; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s meeting, to be timely, notice by the shareholder must be received not later than 5:00 p.m. Eastern Time on the later of one hundred twenty (120) calendar days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made.  In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

Such shareholder’s notice shall set forth (a) as to any business that the shareholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) any material interest that such shareholder and any Shareholder Associated Person (as defined below) has in such business, and (iii) if the proposal or business is to be included in the Corporation’s proxy statement, the text of the proposal or business (including the language of any proposed amendment to the Articles of Incorporation or these Bylaws); (b) as to the shareholder giving the notice and each Shareholder Associated Person of such shareholder, (i) the name and address of such shareholder and any Shareholder Associated Person, (ii) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such shareholder and any Shareholder Associated Person as of the date such notice is given, (iii) any derivative positions held or beneficially held by the shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement, or understanding (including any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss or to manage risk of stock price changes for, or to increase or decrease the voting power of, such shareholder or any Shareholder Associated Person with respect to the shares of stock of the Corporation, and (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to propose such business; and (c) if the shareholder or any Shareholder Associated Person intends, or is part of a group that intends, to solicit proxies in support of such proposal, a representation to that effect.

Notwithstanding anything in these Bylaws, the Articles of Incorporation, or any applicable law to the contrary, the chairman of the meeting shall have the power and duty to determine whether any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 1.9 and to declare that any defective proposal be disregarded.

For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  “Shareholder Associated Person” of any shareholder means (i) any person controlling, controlled by, or under common control with, directly or indirectly, or acting in concert with, such shareholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such shareholder, and (iii) any person controlling, controlled by, or under common control with a Shareholder Associated Person as defined in the foregoing clauses (i) and (ii).

Notwithstanding the foregoing, a shareholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with the respect to the matters set forth in this Section 1.9.

Section 1.10.Notice of Shareholder Nominations.  This Section 1.10 sets forth certain procedures required for shareholders to nominate persons for election to the Board of Directors at the annual meeting if the shareholder does not wish the nomination to be included in the Corporation’s proxy statement.  Any Eligible Shareholder (as defined in Section 1.11 of these Bylaws) who wishes to include nominations of persons for election to the Board of Directors in the Corporation’s proxy statement for an annual meeting of shareholders must comply with Section 1.11 of these Bylaws.

Nominations of persons for election to the Board of Directors may be made only (a) pursuant to the Corporation’s notice of meeting pursuant to Section 1.4 of these Bylaws, (b) by, or at the direction of, the Board of Directors, (c) by any shareholder of the Corporation who complies with the notice procedures set forth in this

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Appendix D

Section 1.10 and who is entitled to vote at the meeting, or (d) by any Eligible Shareholder (as defined in Section 1.11 of these Bylaws) who complies with the procedures set forth in Section 1.11 of these Bylaws.

To be timely, a shareholder’s notice must be delivered to or mailed to the Secretary of the Corporation and received at the principal executive offices of the Corporation not less than one hundred twenty (120) calendar days in advance of the first anniversary of the previous year’s annual meeting of shareholders of the Corporation; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s meeting, to be timely, notice by the shareholder must be received not later than 5 p.m. Eastern Time on the later of one hundred twenty (120) calendar days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made.  In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

Such shareholder’s notice shall set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the shareholder giving the notice and any Shareholder Associated Person (as defined in Section 1.9 of these Bylaws) of such shareholder, (i) the name and address of such shareholder and any Shareholder Associated Person, (ii) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such shareholder and any Shareholder Associated Person as of the date such notice is given, and (iii) any derivative positions held or beneficially held by the shareholder and any Shareholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss or to manage risk of stock price changes for, or to increase or decrease the voting power of, such shareholder or any Shareholder Associated Person with respect to the shares of stock of the Corporation; and (c) if the shareholder or any Shareholder Associated Person intends, or is part of a group that intends, to solicit proxies in support of such nominees, a representation to that effect.

To be eligible to be a nominee for election as a director of the Corporation, the person proposed to be nominated must also deliver or mail to the Secretary of the Corporation: (x) an executed questionnaire (which form of questionnaire shall be provided by the Secretary of the Corporation upon written request) within ten (10) days after the date on which the Secretary of the Corporation provides the form of questionnaire, with respect to the background and qualifications of such person to serve as a director of the Corporation and the background of any other person or entity on whose behalf the nomination is being made; and (y) an executed representation and agreement (which form of representation and agreement shall be provided by the Secretary of the Corporation upon written request) within ten (10) days after the date on which the Secretary of the Corporation provides the form of representation and agreement, that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation, or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any direct or indirect compensatory payment or other financial agreement, arrangement, or understanding with any person or entity other than the Corporation, including, without limitation, any agreement, arrangement, or understanding with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with candidacy, nomination, service, or action as a nominee or as a director of the Corporation (a “Compensation Arrangement”) that has not been disclosed in the representation and agreement, and (C) if elected as a director of the Corporation, would comply with the Corporation’s requirements for ownership of its shares of stock within ninety (90) days after being elected and will comply with all other applicable publicly disclosed corporate governance, conflict of interest, confidentiality, and trading policies and guidelines of the Corporation.

No person nominated by any shareholder shall be qualified to serve as a director unless the nomination is made in accordance with the procedures set forth in this Section 1.10 or Section 1.11 of these Bylaws, as applicable.

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Notwithstanding anything in these Bylaws, the Articles of Incorporation, or any applicable law to the contrary, the chairman of the meeting shall have the power and duty to determine whether a director was nominated in accordance with the procedures set forth herein and to declare that any defective nomination be disregarded.

Section 1.11.Proxy Statement Access for Shareholder Director Nominees.

(a)Definitions.  For purposes of this Section 1.11, the following terms shall have the following meanings:

(1)“Authorized Group Member” shall mean, with respect to any nomination by a Nominator Group (as defined below), the member of that Nominator Group that is authorized to act on behalf of all members of that Nominator Group with respect to matters relating to the nomination, including withdrawal of the nomination.

(2)“Eligible Shareholder” shall mean a person who has either (A) been a record holder of shares of Common Stock (as defined in the Articles of Incorporation) of the Corporation used to satisfy the eligibility requirements in Section 1.11(d) continuously for the required three-year period, or (B) provides to the Secretary of the Corporation, within the time period referred to in Section 1.11(e), evidence of continuous Ownership of such shares for such three-year period from one or more securities intermediaries; provided, however, that any holder of Class B Common Stock or Excess Common Stock (as defined in the Articles of Incorporation) or any affiliate of such holder shall not qualify as an Eligible Shareholder.

(3)“Maximum Number” shall mean that number of directors constituting the greater of (A) two, or (B) 20% of the number of directors of the Corporation which, at such time, the holders of the Common Stock are entitled to elect, on the last day on which a Nomination Notice may be submitted pursuant to this Section 1.11 (rounded down to the nearest whole number), which number shall be reduced as set forth in Section 1.11(c)(i).

(4)“Minimum Percentage” shall mean 3% of the number of outstanding shares of the Common Stock of the Corporation as provided in the most recent Exchange Act filing made by the Corporation with the SEC immediately prior to the submission of the Nomination Notice.

(5)“Nominating Shareholder” shall mean any Eligible Shareholder or group of up to and including twenty (20) shareholders (a “Nominator Group”) that, individually and collectively as a group, satisfy the requirements to qualify as an Eligible Shareholder, and that (A) has (individually and collectively, in the case of a Nominator Group) satisfied all applicable conditions and complied with all applicable procedures set forth in this Section 1.11 (including, without limitation, the timely submission of a Nomination Notice that meets the requirements set forth in this Section 1.11), and (B) has nominated a Shareholder Nominee.

(6)“Nomination Notice” shall mean all information and documents that a Nominating Shareholder is required to submit to the Secretary of the Corporation pursuant to Section 1.11(f).

(7)“Own” shall mean possession, with respect to those outstanding shares of Common Stock of the Corporation entitled to vote generally for the election of directors of the Corporation, of both: (A) the full voting and investment rights pertaining to such shares; and (B) the full economic and financial interest in (including but not limited to the full and complete opportunity for profit and risk of loss on) such shares; provided, that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares: (1) sold by such shareholder or any of its affiliates in any transaction that has not been settled or closed, including any short sale; (2) borrowed by such shareholder or any of its affiliates for any purposes or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell; or (3) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by such shareholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, or if exercised by either party thereto would have, the purpose or effect of reducing in any manner, to any extent or at any time in the future, such shareholder’s or affiliate’s full right to vote or direct the voting of any such shares, and/or hedging, offsetting or altering to any degree any gain or loss arising from the full economic Ownership of such shares by such shareholder or affiliate, other than any such arrangements solely involving a national or multi-national multi-industry market index.  A shareholder shall “Own” shares held

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Appendix D

in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of directors and the right to direct the disposition thereof and possesses the full economic interest in the shares.  A shareholder’s Ownership of shares shall be deemed to continue during any period in which (A) the shareholder has loaned such shares, provided that the shareholder has the power to recall such loaned shares on five business days’ notice, or (B) the shareholder has delegated any voting power over such shares by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the shareholder.  The terms “Owned,” “Owning,” “Ownership” and other variations of the word “Own” shall have correlative meanings.

(8)“Stock Exchange Rules” shall mean the rules of any stock exchange on which the Corporation’s securities are traded.

(9)“Shareholder Nominee” shall mean any person nominated for election pursuant to this Section 1.11.

(b)Proxy Access at Annual Meetings.  Subject to the satisfaction of the requirements of this Section 1.11, if expressly requested in the relevant Nomination Notice, the Corporation shall include in its proxy statement for any annual meeting of shareholders:

(1)the name of any Shareholder Nominee, which shall also be included on the Corporation’s form of proxy and ballot;

(2)disclosure about the Shareholder Nominee and the Nominating Shareholder required under the rules of the SEC or other applicable law, rule, or regulation to be included in the proxy statement; and

(3)a statement included by the Nominating Shareholder in the Nomination Notice for inclusion in the proxy statement in support of the Shareholder Nominee’s election to the Board of Directors (subject, without limitation, to Section 1.11(g)(iii)), but only if such statement does not exceed five hundred (500) words.

For the avoidance of doubt, the provisions of this Section 1.11 shall not apply to a special meeting of shareholders.

(c)Maximum Number of Stockholder Nominees.

(1)The Corporation shall not be required to include in the proxy statement for an annual meeting of shareholders more Shareholder Nominees than the Maximum Number.  The Maximum Number for a particular annual meeting shall be reduced by:

(A)Shareholder Nominees whose nominations for election at such annual meeting are subsequently withdrawn;

(B)Shareholder Nominees whom the Board of Directors itself decides to nominate for election at such annual meeting;

(C)the number of incumbent directors or director candidates (including, without limitation, candidates who are not Shareholder Nominees) that in either case will be included in the Corporation’s proxy materials for an annual meeting of shareholders as unopposed (by the Corporation) nominees pursuant to any agreement, arrangement, or other understanding with any shareholder or group of shareholders; and

(D)the number of incumbent directors who had been Shareholder Nominees at any of the preceding two annual meetings of shareholders and whose reelection at the upcoming annual meeting is being recommended by the Board of Directors.

(2)Any Nominating Shareholder submitting more than one Shareholder Nominee for inclusion in the Corporation’s proxy materials pursuant to this Section 1.11 shall rank such Shareholder Nominees based on the order that the Nominating Shareholder desires such Shareholder Nominees to be selected for inclusion in the Corporation’s proxy materials.  In the event that the number of Shareholder Nominees

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Appendix D

submitted by Nominating Shareholders pursuant to this Section 1.11 exceeds the Maximum Number, the highest ranking Shareholder Nominee who meets the requirements of this Section 1.11 from each Nominating Shareholder will be selected for inclusion in the Corporation’s proxy materials until the Maximum Number is reached, going in order of the amount (largest to smallest) of the shares that each Nominating Shareholder disclosed as Owned in its respective Nomination Notice submitted to the Corporation.  This selection process will continue with the next highest ranking nominees as many times as necessary, following the same order each time, until the Maximum Number is reached.

(d)Eligible Shareholders.

(1)An Eligible Shareholder or Nominator Group may submit a nomination in accordance with this Section 1.11 only if the person or group (in the aggregate) has continuously Owned at least the Minimum Percentage (as adjusted for any stock splits, stock dividends, subdivisions, combinations, reclassifications, recapitalizations, or similar events) of shares throughout the three-year period preceding and including the date of submission of the Nomination Notice, and continues to Own at least the Minimum Percentage of shares through the date of the annual meeting.  No shares may be attributed to more than one Eligible Shareholder.  The following shall be treated as one Eligible Shareholder or one member of a Nominator Group if such Eligible Shareholder or member of a Nominator Group shall provide together with the Nomination Notice documentation that demonstrates compliance with the following criteria: (A) funds under common management and investment control; (B) funds under common management and funded primarily by the same employer; or (C) a “family of investment companies” or a “group of investment companies” (each as defined in or under the Investment Company Act of 1940, as amended).

(2)For the avoidance of doubt, in the event of a nomination by a Nominator Group, any and all requirements and obligations for a given Eligible Shareholder (including, without limitation, each and every fund or company that comprises the Nominator Group) that are set forth in this Section 1.11, including the minimum holding period, shall apply to each member of such Nominator Group; provided, however, that the Minimum Percentage of shares shall apply to the Ownership of the Nominator Group in the aggregate.  Should any shareholder withdraw from a Nominator Group at any time prior to the annual meeting of shareholders, the Nominator Group shall only be deemed to Own the shares held by the remaining members of that Nominator Group.  No shareholder shall be permitted to be in more than one Nominator Group.

(e)Timely Nomination Notice.  To be timely, a Nomination Notice must be delivered to or mailed to the Secretary of the Corporation and received at the principal executive offices of the Corporation not later than 5 p.m. Eastern Time on the one hundred and twentieth (120th) day nor earlier than 5 p.m. Eastern Time on the one hundred and fiftieth (150th) day prior to the first anniversary of the date (as stated in the Corporation’s proxy materials relating to that annual meeting) that the Corporation first mailed its proxy statement for the previous year’s annual meeting of shareholders of the Corporation, except where information or documents are required to be provided after the date the Nomination Notice is first submitted, as set forth in this Section 1.11; provided, however, that, in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s meeting, to be timely, the Nomination Notice must be received not later than 5 p.m. Eastern Time on the tenth (10th) day following the day on which public announcement of the date of the annual meeting is first made.  In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Nomination Notice.

(f)Nomination Notice.  The Nomination Notice shall consist of, collectively, the following information, documents and agreements which shall, for avoidance of doubt, be compiled, completed, and submitted by the Nominating Shareholder or its representatives at its own cost:

(1)with respect to the Nominating Shareholder or, in the case of a Nominator Group, each member of the Nominator Group, documentary evidence in the form of one or more written statements from the record holder of the Common Stock (and from each intermediary through which the shares are or have been held during the requisite three-year holding period, provided that each such intermediary must be a participant in the Depository Trust Company or an affiliate of a participant in the Depository Trust Company) and a representation from the Nominating Shareholder (or the Authorized Group Member on behalf of each

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Appendix D

member of a Nominator Group) verifying and certifying that, as of a date within seven calendar days prior to the date of the Nomination Notice, the Nominating Shareholder (individually or collectively, in the case of a Nominator Group) Owns, and has continuously Owned for the preceding three years, the Minimum Percentage of shares, and the Nominating Shareholder’s agreement to provide, within five business days after the record date for the annual meeting, documentary evidence in the form of written statements from each record holder and intermediary and a representation from the Nominating Shareholder (or the Authorized Group Member on behalf of each member of a Nominator Group) verifying and certifying the Nominating Shareholder’s continuous Ownership (individually or collectively, in the case of a Nominator Group) of the Minimum Percentage of shares through the record date;

(2)an undertaking to provide immediate notice if the Nominating Shareholder ceases to Own the Minimum Percentage of shares prior to the date of the annual meeting;

(3)a copy of the Schedule 14N (or any successor form) relating to the Shareholder Nominee, completed and filed with the SEC by the Nominating Shareholder as applicable, in accordance with SEC rules;

(4)the written consent of each Shareholder Nominee to being named in the Corporation’s proxy statement, form of proxy and ballot as a nominee and to serving as a director if elected;

(5)a written notice of the nomination of such Shareholder Nominee that includes the following additional information, agreements, representations, and warranties by the Nominating Shareholder (including, for the avoidance of doubt, each member of a Nominator Group):

(A)the information and other deliverables that would be required to be set forth in a shareholder’s notice of nomination pursuant to Section 1.10 of these Bylaws, as if the Nominating Shareholder were the proposing shareholder under that section;

(B)to the extent not included in the response to paragraph (A) above, a detailed description of all material relationships, between or among the Nominating Shareholder, on the one hand, and each Shareholder Nominee, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K (or its successor Item) if the Nominating Shareholder were the “registrant” for purposes of such item and the Shareholder Nominee was a director or executive officer of such registrant;

(C)the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N;

(D)a representation and warranty that the Nominating Shareholder did not acquire, and is not holding, securities of the Corporation for the purpose or with the effect of influencing or changing control of the Corporation;

(E)a representation and warranty that the Nominating Shareholder has not nominated and a covenant that it will not nominate for election to the Board of Directors at the annual meeting any person other than such Nominating Shareholder’s Shareholder Nominee(s);

(F)a representation and warranty that the Nominating Shareholder has not engaged in and a covenant that it will not engage in a “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act with respect to the annual meeting, other than with respect to such Nominating Shareholder’s Shareholder Nominee(s) or any nominee of the Board of Directors;

(G)a covenant that the Nominating Shareholder will not use or distribute any proxy card other than the Corporation’s proxy card in soliciting shareholders in connection with the election of a Shareholder Nominee at the annual meeting;

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Appendix D

(H)a representation and warranty that the Shareholder Nominee’s candidacy or, if elected, membership on the Board of Directors would not violate applicable state or federal law or Stock Exchange Rules;

(I)a representation and warranty that the Shareholder Nominee: (i) qualifies as independent under the Stock Exchange Rules and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the directors; and (ii) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933, as amended, or Item 401(f) of Regulation S-K (or any successor rule), without reference to whether the event is material to an evaluation of the ability or integrity of the Shareholder Nominee;

(J)a representation and warranty that the Nominating Shareholder satisfies the eligibility requirements set forth in Section 1.11(d);

(K)a covenant that the Nominating Shareholder will continue to satisfy the eligibility requirements described in Section 1.11(d) through the date of the annual meeting;

(L)if desired by the Nominating Shareholder and subject to Section 1.11(g)(2), a statement for inclusion in the proxy statement in support of the Shareholder Nominee’s election to the Board of Directors.  Any such statement shall not exceed five hundred (500) words and shall fully comply with Section 14 of the Exchange Act and the rules and regulations thereunder; and

(M)in the case of a nomination by a Nominator Group, the designation by all group members of one Authorized Group Member.

(6)an executed agreement (which form of agreement shall be provided by the Secretary of the Corporation upon written request), which must be submitted within ten (10) days after the date on which the Secretary of the Corporation provides the form of agreement, pursuant to which the Nominating Shareholder (including each member of a Nominator Group) agrees:

(A)to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation, and election;

(B)to file any written solicitation or other communication with the Corporation’s shareholders relating to one or more of the Corporation’s directors or director nominees or any Shareholder Nominee with the SEC, regardless of whether any such filing is required under any rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation;

(C)to assume all liability stemming from any action, suit, or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Nominating Shareholder or the Shareholder Nominee nominated by such Nominating Shareholder with the Corporation, its shareholders or any other person, including, without limitation, the Nomination Notice;

(D)to indemnify and hold harmless (jointly with all other members of a Nominator Group, if applicable) the Corporation and each of its directors, officers and employees individually against any liability, loss, damages, expenses, or other costs (including attorneys’ fees) incurred in connection with any action, suit, or proceeding (whether threatened, pending, or completed), whether legal, judicial, administrative, or investigative, against the Corporation or any of its directors, officers, or employees arising out of or relating to a failure or alleged failure of the Nominating Shareholder or Shareholder Nominee to comply with, or any breach or alleged breach of, its, or his or her, as applicable, obligations, agreements, or representations under or pursuant to this Section 1.11 of the Bylaws;

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Appendix D

(E)to promptly (and in any event within forty-eight (48) hours of discovering such misstatement or omission) notify the Corporation of any misstatement or omission of information included in the Nomination Notice, or any other communication by the Nominating Shareholder (including with respect to any member of a Nominator Group) with the Corporation, its shareholders or any other person in connection with the nomination or election ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading), and promptly notify the Corporation of the information that is required to correct the misstatement or omission; and

(F)in the event that the Nominating Shareholder (including any member of a Nominator Group) has failed to continue to satisfy the eligibility requirements described in Section 1.11(d), to promptly notify the Corporation.

(7)an executed questionnaire, representation, and agreement pursuant to Section 1.11(h) (which forms of questionnaire, representation, and agreement shall be provided by the Secretary of the Corporation upon written request), which must be submitted within ten (10) days after the date on which the Secretary of the Corporation provides the forms of questionnaire, representation and agreement.

The information and documents required by this Section 1.11(f) shall be provided with respect to and executed by the Nominating Shareholder (and each member of a Nominator Group), and provided with respect to the persons specified in Instructions 1 and 2 to Items 6(c) and (d) of Schedule 14N (or any successor item).  The Nomination Notice shall be deemed submitted on the date on which all the information and documents referred to in this Section 1.11(f) (other than such information and documents required to be provided after the date the Nomination Notice is first submitted) have been delivered to or, if sent by mail, received by the Secretary of the Corporation.

(g)Exclusion or Disqualification of Stockholder Nominees.

(1)If, after the deadline for submitting a Nomination Notice as set forth in Section 1.11(e), a Nominating Shareholder becomes ineligible or withdraws its nomination or a Shareholder Nominee becomes ineligible or unwilling to serve on the Board of Directors, whether before or after the mailing of the definitive proxy statement, the Corporation shall not be required to include in its proxy statement or on any ballot or form of proxy the Shareholder Nominee or any successor or replacement nominee proposed by the Nominating Shareholder or by any other Nominating Shareholder.

(2)Notwithstanding anything to the contrary contained in this Section 1.11, the Corporation may omit from its proxy materials any Shareholder Nominee, and any information concerning such Shareholder Nominee (including a Nominating Shareholder’s statement in support), and/or communicate to its shareholders that such Shareholder Nominee will not be eligible for election at the annual meeting and/or that no vote will be held or occur as to such Shareholder Nominee, if:

(A)the Corporation receives a notice (whether or not subsequently withdrawn) that a shareholder intends to nominate any candidate for election to the Board of Directors at the annual meeting pursuant to the advance notice requirements for shareholder nominees set forth in Section 1.10 of these By-Laws;

(B)the Nominating Shareholder has engaged in a “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act with respect to the annual meeting, other than with respect to such Nominating Shareholder’s Shareholder Nominee(s) or any nominee of the Board of Directors;

(C)the Nominating Shareholder or the Authorized Group Member, as applicable, or any qualified representative thereof, does not appear at the annual meeting to present the nomination submitted in accordance with this Section 1.11;

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(D)the Board of Directors, acting in good faith, determines that such Shareholder Nominee’s nomination or election to the Board of Directors would result in the Corporation violating or failing to be in compliance with these Bylaws or the Articles of Incorporation or any applicable law, rule, or regulation to which the Corporation is subject, including the Stock Exchange Rules;

(E)the Shareholder Nominee was nominated for election to the Board of Directors pursuant to this Section 1.11 at one of the Corporation’s two preceding annual meetings of shareholders and either withdrew from or became ineligible or unavailable for election at such annual meeting or received a vote of less than 20% of the shares of common stock entitled to vote for such Shareholder Nominee;

(F)the Shareholder Nominee has been, within the past three years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended; and

(G)the Nominating Shareholder has failed to continue to satisfy the eligibility requirements described in Section 1.11(d), any of the representations and warranties made in the Nomination Notice ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statement made not misleading), the Shareholder Nominee becomes unwilling or unable to serve on the Board of Directors or any violation or breach occurs of any of the obligations, agreements, representations or warranties of the Nominating Shareholder or the Shareholder Nominee under or pursuant to this Section 1.11;

and in such case such nomination shall be disregarded and no vote on such Shareholder Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Corporation), and the Nominating Shareholder may not, after the last day on which a Nomination Notice would be timely, cure in any way any defect preventing the nomination of the Shareholder Nominee.

(3)Notwithstanding anything to the contrary contained in this Section 1.11, the Corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the statement in support of the Shareholder Nominee included in the Nomination Notice, if:

(A)such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading;

(B)such information directly or indirectly impugns the character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any individual, corporation, partnership, association or other entity, organization or governmental authority; or

(C)the inclusion of such information in the proxy statement would otherwise violate the SEC proxy rules or any other applicable law, rule or regulation.

(4)The Corporation may solicit against, and include in the proxy statement its own statement in opposition to the nomination of the Shareholder Nominee and any other statement or information that the Corporation or the Board of Directors determines in its discretion to include in the proxy statement relating to the Shareholder Nominee.

(h)Submission of Questionnaire, Representation, and Agreement.  To be eligible to be a nominee for election as a director of the Corporation, the person proposed to be nominated must deliver or mail (in accordance with the time periods prescribed for delivery of notice under this Section 1.11) to the Secretary an executed questionnaire (in the form available from the Secretary) with respect to the background and qualification of such person to serve as a director of the Corporation and the background of any other person or entity on whose

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behalf the nomination is being made and an executed representation and agreement (in the form available from the Secretary) that such person:

(1)is not and will not become a party to:

(A)any Voting Commitment that has not been disclosed to the Corporation; or

(B)any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law;

(2)is not and will not become a party to any Compensation Arrangement that has not been disclosed to the Corporation;

(3)will comply with all informational and similar requirements of applicable insurance policies and laws and regulations;

(4)if elected as a director of the Corporation, would comply with the Corporation’s requirements for ownership of its shares of stock within ninety (90) days after being elected and will comply with all other applicable publicly disclosed corporate governance, conflict of interest, confidentiality and trading policies and guidelines of the Corporation;

(5)if elected as a director of the Corporation, will act in the best interests of the Corporation and its shareholders and not in the interests of individual constituencies;

(6)if elected as a director of the Corporation, will not take or approve any action that is inconsistent with the Corporation’s qualification as a real estate investment trust unless the Board of Directors determines that it is no longer in the Corporation’s best interests to so qualify as a real estate investment trust; and

(7)will promptly provide to the Corporation such other information as it may reasonably request.

Section 1.12.Conduct of Voting.  At all meetings of shareholders, unless the voting is conducted by inspectors, the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies, the acceptance or rejection of votes and procedures for the conduct of business not otherwise specified by these Bylaws, the Articles of Incorporation, or law, shall be decided or determined by the chairman of the meeting.  Unless required by law, no vote need be by ballot and voting need not be conducted by an inspector.  No candidate for election as a director at a meeting shall serve as an inspector thereat.

ARTICLE II

BOARD OF DIRECTORS

Section 2.1.Function of Directors.  The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.  All powers of the Corporation may be exercised by or under authority of the Board of Directors, except as conferred on or reserved to the shareholders by the IBCL, the Articles of Incorporation, or these Bylaws.

Section 2.2.Number and Election of Directors and Term of Office.  The number of directors which shall constitute the whole Board of Directors shall be fixed from time to time by a duly adopted resolution of the Board of Directors, but shall in no event exceed the maximum number of Directors provided in the Articles of Incorporation.  Subject to the rights of the holders of any class of stock to elect any directors voting separately as a class or series, at each annual meeting of shareholders, the directors to be elected at the meeting shall be chosen by the majority of the votes cast by the holders of shares entitled to vote in the election at the meeting, provided a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected, then directors shall be elected by the vote of a plurality of the votes cast by the holders of shares entitled to vote,

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provided a quorum is present.  For purposes of this Section 2.2, a “majority of votes cast” shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election.  If a nominee fails to receive the required vote and is an incumbent director, the director shall promptly tender his or her resignation to the Board of Directors, subject to acceptance by the Board of Directors.  The Governance and Nominating Committee will make a recommendation to the Board of Directors whether to accept or reject the tendered resignation, or whether other action should be taken.  The Board of Directors will act on the tendered resignation, taking into account the Governance and Nominating Committee’s recommendation, and publicly disclose (by a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within ninety (90) days from the date of the certification of the election results.  The Governance and Nominating Committee in making its recommendation and the Board of Directors in making its decision may each consider any factors or other information that they consider appropriate and relevant.  The director who tenders his or her resignation will not participate in the recommendation of the Governance and Nominating Committee or the decision of the Board of Directors with respect to his or her resignation.  If an incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting of shareholders and until his or her successor is duly elected, or his or her earlier resignation or removal.  If a director’s resignation is accepted by the Board of Directors, or if a nominee fails to receive the required vote and the nominee is not an incumbent director, then the Board of Directors may fill the resulting vacancy pursuant to the provisions of Section 6.2 of the Articles of Incorporation or may decrease the size of the Board of Directors pursuant to the provisions of this Section 2.2.

The election of directors by the shareholders shall be by written ballot if directed by the chairman of the meeting or if the number of nominees exceeds the number of directors to be elected.

If the holders of preferred stock are entitled to elect any directors voting separately as a class or series, those directors shall be elected by a plurality of the votes cast by the holders of shares of preferred stock entitled to vote in the election at the meeting, provided a quorum of the holders of shares of preferred stock is present.

Section 2.3.Removal of Director.  Any director or the entire Board of Directors may be removed only in accordance with the provisions of the Articles of Incorporation and the IBCL.

Section 2.4.Vacancy on Board.  Subject to the rights of the holders of any class of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors shall be filled by a vote of the shareholders or a majority of the directors in office on the Board of Directors.  Notwithstanding the foregoing, any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause, and any vacancy on the Board of Directors resulting from any cause among the directors entitled to be elected by the holders of the Class B Common Stock, shall be filled in accordance with Section 6.2 of the Articles of Incorporation.

Section 2.5.Regular Meetings.  After each meeting of shareholders at which directors shall have been elected, the Board of Directors shall meet as soon as practicable for the purpose of organization and the transaction of other business.  In the event that no other time and place are specified by resolution of the Board of Directors, the President, the Chairman of the Board, with notice in accordance with Section 2.7 of these Bylaws, the Board of Directors shall meet immediately following the close of such shareholders’ meeting.  Any other regular meeting of the Board of Directors shall be held on such date and at any place as may be designated from time to time by the Board of Directors.

Section 2.6.Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman of the Board, or the President or by a majority of the Board of Directors by vote at a meeting, or in writing with or without a meeting.  A special meeting of the Board of Directors shall be held on such date and at any place as may be designated from time to time by the Board of Directors.  In the absence of designation such meeting shall be held at such place as may be designated in the call.

Section 2.7.Notice of Meeting.  Except as provided in Section 2.5 of these Bylaws, the Secretary shall give notice to each director of each regular and special meeting of the Board of Directors.  The notice shall state the time and place of the meeting.  Notice is given to a director when it is delivered personally to the director, left at the director’s residence or usual place of business, or sent by telegraph, facsimile transmission, electronic mail or telephone, at least 24 hours before the time of the meeting or, in the alternative by mail to the director’s address as

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it shall appear on the records of the Corporation, at least 72 hours before the time of the meeting. Unless the Bylaws or a resolution of the Board of Directors provides otherwise, the notice need not state the business to be transacted at or the purposes of any regular or special meeting of the Board of Directors.  No notice of any meeting of the Board of Directors need be given to any director who attends except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened, or to any director who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice.  Any meeting of the Board of Directors, regular or special, may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

Section 2.8.Action by Directors.  Unless the IBCL, the Articles of Incorporation, or these Bylaws requires a greater proportion, the action of a majority of the directors present at a meeting at which a quorum is present is the act of the Board of Directors.  A majority of the entire Board of Directors shall constitute a quorum for the transaction of business.  In the absence of a quorum, the directors present by majority vote and without notice other than by announcement may adjourn the meeting from time to time until a quorum shall attend.  At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.  Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, if a unanimous written consent which sets forth the action is signed by each member of the Board and filed with the minutes of proceedings of the Board.

Section 2.9.Participation Other Than in Person.  The Board of Directors may permit any or all directors to participate in a regular or special meeting by, or through the use of, any means of communication, such as video conference applications or conference telephone, by which all directors participating may simultaneously hear each other during the meeting.  A director participating in a meeting by such means shall be deemed to be present in person at the meeting.

Section 2.10.Compensation.  By resolution of the Board of Directors, a fixed sum and expenses, if any, for attendance at each regular or special meeting of the Board of Directors or of committees thereof, and other compensation for their services as such or on committees of the Board of Directors, may be paid to directors.  Directors who are employees of the Corporation need not be paid for attendance at meetings of the board or committees thereof for which fees are paid to other directors.  A director who serves the Corporation in any other capacity also may receive compensation for such other services, pursuant to a resolution of the directors.

Section 2.11.Advisory Directors.  The Board of Directors may by resolution appoint advisory directors to the Board, who may also serve as directors emeriti, and shall have such authority and receive such compensation and reimbursement as the Board of Directors shall provide.  Advisory directors or directors emeriti shall not have the authority to participate by vote in the transaction of business.

Section 2.12.Surety Bonds.  Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

ARTICLE III

COMMITTEES

Section 3.1.Committees.  In accordance with the Articles of Incorporation, the Board of Directors may appoint an Executive Committee, an Audit Committee, a Compensation Committee, a Governance and Nominating Committee, and other committees composed of one or more directors and delegate to these committees any of the powers of the Board of Directors; provided, however, that a committee may not:

(a)authorize dividends or other distributions, except a committee may authorize or approve a reacquisition of shares if done according to a formula or method, or within a range, prescribed by the Board of Directors;

(b)approve or propose to shareholders action that is required by the IBCL, the Articles of Incorporation, or these Bylaws to be approved by shareholders;

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(c)fill vacancies on the Board of Directors or on any of its committees;

(d)except to the extent permitted by subsection (g) of this Section 3.1, amend the Articles of Incorporation under Section 23-1-38-2 of the IBCL;

(e)adopt, amend, or repeal provisions of these Bylaws;

(f)approve a plan of merger not requiring shareholder approval; or

(g)authorize or approve the issuance or sale or a contract for sale of shares of the Corporation, or determine the designation and relative rights, preferences, and limitations of a class or series of shares of the Corporation, except the Board of Directors may authorize a committee to take action described in this subsection (g) within limits prescribed by the Board of Directors.

Section 3.2.Committee Procedure.  Each committee may fix rules of procedure for its business.  A majority of the members of a committee shall constitute a quorum for the transaction of business and the act of a majority of those present at a meeting at which a quorum is present shall be the act of the committee.  Any action required or permitted to be taken at a meeting of a committee may be taken without a meeting, if a unanimous written consent which sets forth the action is signed by each committee member and filed with the minutes of the committee.  The members of a committee may conduct any meeting thereof by means of remote communication accordance with the provisions of Section 2.9 of these Bylaws.

ARTICLE IV

OFFICERS

Section 4.1.Executive and Other Officers.  The Corporation shall have a President, a Secretary, and a Treasurer.  The Corporation may also have a Chairman, a Vice Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, one or more Vice-Presidents, assistant officers, and subordinate officers as may be established by the Board of Directors.  A person may hold more than one office in the Corporation except that no person may serve concurrently as both President and Vice-President of the Corporation.  The Chairman of the Board and the Vice Chairman of the Board, shall be a director; the other officers may be directors.

Section 4.2.Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the Board of Directors and of the shareholders at which he or she shall be present.  In general, the Chairman of the Board shall perform all such duties as are from time to time assigned to him or her by the Board of Directors.

Section 4.3.Vice Chairman.  The Vice Chairman of the Board, if one be elected by the Board of Directors, shall be an officer of the Corporation.  In general, the Vice Chairman of the Board shall perform all such duties as are from time to time assigned to him or her by the Board of Directors.

Section 4.4.Chief Executive Officer.  The Chief Executive Officer shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors and with the President, shall in general supervise and control all of the business and affairs of the Corporation.  In general, he or she shall perform such other duties usually performed by a chief executive officer of a corporation and such other duties as are from time to time assigned to him or her by the Board of Directors of the Corporation.  Unless otherwise provided by resolution of the Board of Directors, the Chief Executive Officer, if one be elected, in the absence of the Chairman of the Board, shall preside at all meetings of the Board of Directors and of the shareholders at which he or she shall be present.

Section 4.5.President.  Unless otherwise specified by the Board of Directors, the President shall be the principal operating officer of the Corporation and perform the duties customarily performed by a principal operating officer of a corporation.  If no Chief Executive Officer is appointed, he or she shall also serve as the Chief Executive Officer of the Corporation. The President may sign and execute, in the name of the Corporation, all authorized deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly delegated to some other officer or agent of the Corporation.  In general, he or she shall perform such other duties usually performed by a president of a corporation and such other duties

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as are from time to time assigned to him or her by the Board of Directors or the Chief Executive Officer of the Corporation.  Unless otherwise provided by resolution of the Board of Directors, the President, in the absence of the Chairman of the Board and the Chief Executive Officer, shall preside at all meetings of the Board of Directors and of the shareholders at which he or she shall be present.

Section 4.6.Chief Operating Officer.  The Chief Operating Officer, at the request of the Chief Executive Officer or the President, or in the President’s absence or during his or her inability to act, shall perform the duties and exercise the functions of the President, and when so acting shall have the powers of the President.  Unless otherwise specified by the Board of Directors, he or she shall perform such other duties usually performed by a chief operating officer of a corporation and such other duties as are from time to time assigned to him or her by the Board of Directors, the Chief Executive Officer or the President of the Corporation.

Section 4.7.Vice-Presidents.  The Vice-President or Vice-Presidents, at the request of the Chief Executive Officer or the President or the Chief Operating Officer, or in the Chief Operating Officer’s absence or during his inability to act, shall perform the duties and exercise the functions of the Chief Operating Officer, and when so acting shall have the powers of the Chief Operating Officer.  If there be more than one Vice-President, the Board of Directors may determine which one or more of the Vice-Presidents shall perform any of such duties or exercise any of such functions, or if such determination is not made by the Board of Directors, the Chief Executive Officer, or the President may make such determination; otherwise any of the Vice-Presidents may perform any of such duties or exercise any of such functions.  The Vice-President or Vice-Presidents shall have such other powers and perform such other duties, and have such additional descriptive designations in their titles (if any), as are from time to time assigned to them by the Board of Directors, the Chief Executive Officer, or the President of the Corporation.

Section 4.8.Secretary.  The Secretary shall keep the minutes of the meetings of the shareholders, of the Board of Directors and of any committees, in books provided for the purpose; he or she shall see that all notices are duly given in accordance with the provisions of the Bylaws or as required by law; he or she shall be custodian of the records of the Corporation; he or she may witness any document on behalf of the Corporation, the execution of which is duly authorized, see that the corporate seal is affixed where such document is required or desired to be under its seal, and, when so affixed, may attest the same; and, in general, the Secretary shall perform all duties incident to the office of a secretary of a corporation, and such other duties as are from time to time assigned to him or her by the Board of Directors, the Chief Executive Officer, or the President of the Corporation.

Section 4.9.Treasurer.  The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by the Board of Directors; he or she shall render to the Chief Executive Officer, the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation; and, in general, the Treasurer shall perform all the duties incident to the office of a treasurer of a corporation, and such other duties as are from time to time assigned to him or her by the Board of Directors, the Chief Executive officer, or the President of the Corporation.

Section 4.10.Assistant and Subordinate Officers.  The assistant and subordinate officers of the Corporation are all officers below the office of Vice-President, Secretary, or Treasurer.  The assistant or subordinate officers shall have such duties as are from time to time assigned to them by the Board of Directors, the Chief Executive Officer, or the President of the Corporation.

Section 4.11.Election, Tenure, and Removal of Officers.  The Board of Directors shall elect the officers.  The Board of Directors may from time to time authorize any committee or officer to appoint assistant and subordinate officers.  Election or appointment of an officer, employee, or agent shall not of itself create contract rights.  All officers shall be appointed to hold their offices, respectively, at the pleasure of the Board of Directors.  The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may remove an officer at any time, with or without cause.  The removal of an officer does not prejudice any of his or her contract rights.  The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may fill a vacancy which occurs in any office for the unexpired portion of the term.

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Section 4.12.Compensation.  The Board of Directors, or its Compensation Committee, shall have the power to fix the salaries and other compensation and remuneration, of whatever kind, of all officers of the Corporation.  No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.  The Board of Directors may authorize any committee or officer, upon whom the power of appointing assistant and subordinate officers may have been conferred, to fix the salaries, compensation, and remuneration of such assistant and subordinate officers.

ARTICLE V

DIVISIONAL TITLES

Section 5.1.Conferring Divisional Titles.  The Board of Directors may from time to time confer upon any employee of a division of the Corporation the title of President, Vice President, Treasurer or Controller of such division or any other title or titles deemed appropriate, or may authorize the Chairman of the Board, the Chief Executive Officer or the President to do so. Any such titles so conferred may be discontinued and withdrawn at any time by the Board of Directors, or by the Chairman of the Board, or the President if so authorized by the Board of Directors.  Any employee of a division designated by such a divisional title shall have the powers and duties with respect to such division as shall be prescribed by the Board of Directors, the Chairman of the Board, or the President.

Section 5.2.Effect of Divisional Titles.  The conferring of divisional titles, as described in Section 5.1 of these Bylaws, shall not create an officer of the Corporation under Article IV unless specifically designated as such by the Board of Directors; but any person who is an officer of the Corporation may also have a divisional title.

ARTICLE VI

STOCK

Section 6.1.Certificates for Stock; Uncertificated Shares.  The shares of capital stock of the Corporation may be represented by certificates, or may be represented in uncertificated form by a book-entry system maintained by the registrar or other transfer agent of such stock for the purpose of, among other things, allowing such shares to be transferred, traded, or otherwise delivered pursuant to the Depository Trust Company’s direct registration system and to otherwise be “DRS eligible.”  Every holder of stock represented by certificates shall be entitled to have a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, or a Vice-President, and countersigned by the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Treasurer.  Each stock certificate shall include on its face the name of the Corporation, the name of the shareholder or other person to whom it is issued, and the class of stock and number of shares it represents.  It shall be in such form, not inconsistent with law or with the Articles of Incorporation, as shall be approved by the Board of Directors or any officer or officers designated for such purpose by resolution of the Board of Directors.  Each certificate may be sealed with the actual corporate seal or a facsimile of it or in any other form and the signatures may be either manual or facsimile signatures.  A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued.  A certificate may not be issued until the stock represented by it is fully paid.  Notwithstanding the above, the issuance of uncertificated shares shall not affect shares already represented by a certificate until such certificate is surrendered to the Corporation.

Section 6.2.Transfers.  The Board of Directors shall have power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer, and registration of certificates of stock or uncertificated shares; and may appoint transfer agents and registrars thereof.  The duties of transfer agent and registrar may be combined.

Section 6.3.Record Dates.  The Board of Directors may set a record date for the purpose of making any proper determination with respect to shareholders, including which shareholders are entitled to notice of a meeting, vote at a meeting, receive a dividend, or be allotted other rights.  The record date may not be prior to 5 p.m. Eastern Time on the day the record date is fixed nor, subject to Section 1.6 of these Bylaws, more than seventy (70) days before the date on which the action requiring the determination will be taken; and, in the case of a meeting of shareholders, the record date shall be at least ten (10) days before the date of the meeting.

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Section 6.4.Stock Ledger.  The Corporation shall maintain a stock ledger which contains the name and address of each shareholder and the number of shares of stock of each class which the shareholder holds.  The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection.  The original or a duplicate of the stock ledger shall be kept at the offices of a transfer agent for the particular class of stock, or, if none, at the principal office in the State of Indiana or the principal executive offices of the Corporation.

Section 6.5.Lost Stock Certificates.  The Board of Directors of the Corporation may determine the conditions for issuing a new stock certificate or uncertificated share in place of a stock certificate which is alleged to have been lost, stolen, or destroyed, or the Board of Directors may delegate such power to any officer or officers of the Corporation.  In their discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate or uncertificated share save upon the order of some court having jurisdiction in the premises.

ARTICLE VII

FINANCE

Section 7.1.Checks, Drafts, Etc.  All checks, drafts, and orders for the payment of money, notes, and other evidences of indebtedness, issued in the name of the Corporation, shall, unless otherwise provided by resolution of the Board of Directors, be signed by the Chief Executive Officer, the President, a Vice-President or an Assistant Vice-President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary.

Section 7.2.Fiscal Year.  The fiscal year of the Corporation shall be the twelve calendar months period ending December 31 in each year, unless otherwise provided by the Board of Directors.

Section 7.3.Dividends.  If declared by the Board of Directors at any meeting thereof, the Corporation may pay dividends on its shares in cash, property, or in shares of the capital stock of the Corporation, unless such dividend is contrary to law or to a restriction contained in the Articles of Incorporation.

Section 7.4.Contracts.  To the extent permitted by applicable law, and except as otherwise prescribed by the Articles of Incorporation or these Bylaws with respect to certificates for shares, the Board of Directors may authorize any officer, employee, or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation.  Such authority may be general or confined to specific instances.

ARTICLE VIII

INDEMNIFICATION

Section 8.1.Procedure.  Any indemnification, or payment of expenses, for which mandatory payments must be made under the Articles of Incorporation, in advance of the final disposition of any proceeding, shall be made promptly, and in any event within sixty (60) days, upon the written request of the director or officer entitled to seek indemnification (the “Indemnified Party”).  The right to indemnification and advances hereunder shall be enforceable by the Indemnified Party in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part, or (ii) no disposition thereof is made within sixty (60) days.  The Indemnified Party’s costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be reimbursed by the Corporation. It shall be a defense to any action for advance for expenses that (a) a determination has been made that the facts then known to those making the determination would preclude indemnification, or (b) the Corporation has not received both (i) an undertaking as required by law or the Articles of Incorporation to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met, and (ii) a written affirmation by the Indemnified Party of such Indemnified Party’s good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met.

Section 8.2.Exclusivity, Etc.  The indemnification and advance of expenses provided by the Articles of Incorporation and these Bylaws shall not be deemed exclusive of any other rights to which a person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of shareholders or disinterested directors, or other provision that is consistent with law, both as to action in his

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or her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while a person was a director or officer after such person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors, and administrators of such person.  All rights to indemnification and advance of expenses under the Articles of Incorporation of the Corporation and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Bylaw is in effect.  Nothing herein shall prevent the amendment of this Bylaw, provided that no such amendment shall diminish the rights of any person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption.  Any repeal or modification of this Bylaw shall not in any way diminish any rights to indemnification or advance of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this Bylaw or any provision hereof is in force.

Section 8.3.Severability; Definitions.  The invalidity or unenforceability of any provision of this Article VIII shall not affect the validity or enforceability of any other provision hereof.  The phrase “this Bylaw” in this Article VIII means this Article VIII in its entirety.

ARTICLE IX

MISCELLANEOUS

Section 9.1.Indiana Business Corporation Law.  The provisions of the IBCL, as amended, applicable to all matters relevant to, but not specifically covered by, these Bylaws are hereby, by reference, incorporated in and made a part of these Bylaws.

Section 9.2.Books and Records.  The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its shareholders and Board of Directors and of any executive or other committee when exercising any of the powers of the Board of Directors.  The books and records of a Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection.  Minutes shall be recorded in written form but may be maintained in the form of a reproduction.  The original or a certified copy of the Bylaws shall be kept at the principal office of the Corporation.

Section 9.3.Corporate Seal.  The Board of Directors shall provide a suitable seal, bearing the name of the Corporation, which shall be in the charge of the Secretary.  The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.  If the Corporation is required to place its corporate seal to a document, it is sufficient to meet the requirement of any law, rule, or regulation relating to a corporate seal to place the word “Seal” adjacent to the signature of the person authorized to sign the document on behalf of the Corporation.

Section 9.4.Bonds.  The Board of Directors may require any officer, agent, or employee of the Corporation to give a bond to the Corporation, conditioned upon the faithful discharge of his or her duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

Section 9.5.Voting Upon Shares in Other Corporations.  Stock of other corporations or associations, registered in the name of the Corporation, may be voted by the Chief Executive Officer, the President, a Vice-President, or a proxy appointed by any of them.  The Board of Directors, however, may by resolution appoint some other person to vote such shares, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.

Section 9.6.Notices.

(a)Whenever, under any provisions of these Bylaws, notice is required to be given to any shareholder, the same shall be given in writing, either (i) deposited in the United States Mail, postage prepaid, and addressed to the shareholder’s last known post office address as shown by the stock records of the Corporation or its transfer agent, or (ii) by a form of electronic transmission as permitted pursuant to Section 23-1-20-29 of the IBCL.

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Appendix D

(b)Any notice required to be given to any director may be given by the method stated in (a) above.  Any such notice, other than one which is delivered personally, shall be sent to such post office address, facsimile number, or electronic mail address as such director shall have provided to the Secretary of the Corporation.  It shall not be necessary that the same method of giving notice be employed for all directors.

(c)If there is no post office address of a shareholder or director, such notice may be sent to the office of the Corporation.

(d)All notices given by mail shall be deemed to have been given at the time of mailing.  All notices given to shareholders by a form of electronic transmission shall be deemed to have been given: (i) if by facsimile, when directed to a number which the shareholder has provided to the Secretary of the Corporation to receive notice; (b) if by electronic mail, when directed to an electronic mail address which the shareholder has provided to the Secretary of the Corporation to receive notice; (iii) if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of (A) such posting, and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the shareholder.  All notices given to directors by a form of electronic transmission shall be deemed to have been given when directed to the electronic mail address, facsimile number, or other location filed in writing by the director with the Secretary of the Corporation.

(e)Whenever notice is to be given to the Corporation by a shareholder under any provision of law or of the Articles of Incorporation or these Bylaws, such notice shall be delivered to the Secretary at the principal executive offices of the Corporation.  If delivered by electronic mail or facsimile, the shareholder’s notice shall be directed to the Secretary at the electronic mail address or facsimile number, as the case may be, specified in the Corporation’s most recent proxy statement.

(f)When used in these Bylaws, the terms “written” and “in writing” shall include any “electronic transmission,” as defined in Section 23-1-20-8.5 of the IBCL, including without limitation any telegram, cablegram, facsimile transmission, and communication by electronic mail.

Section 9.7.Execution of Documents.  A person who holds more than one office in the Corporation may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer.

Section 9.8.Reliance.  Each director, officer, employee, and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers, or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

Section 9.9.Certain Rights of Directors, Officers, Employees, and Agents.  The directors shall have no responsibility to devote their full time to the affairs of the Corporation.  Any director or officer, employee, or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to those of or relating to the Corporation.

Section 9.10.Amendments.  Unless otherwise provided in the Articles of Incorporation, these Bylaws may be repealed, altered, or amended or new Bylaws adopted at any meeting of the shareholders, either annual or special, by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors.  The Board of Directors shall also have the authority to repeal, alter, or amend these Bylaws or adopt new Bylaws (including, without limitation, the amendment of any Bylaws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the shareholders to change or repeal such Bylaws.

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Appendix E

RESTATED

CERTIFICATE OF INCORPORATION

OF

SIMON PROPERTY GROUP, INC.

Simon Property Group, Inc. (the “Corporation”), a corporation organized under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

1.That the name of the Corporation is Simon Property Group, Inc.

2.The original Certificate of Incorporation of the Corporation was filed under the name Corporate Property Investors, Inc. with the Secretary of State of Delaware on March 10, 1998.

3.This Restated Certificate of Incorporation was duly authorized by the Corporation’s Board of Directors and stockholders, and all specifically affected classes or series of classes of stockholders, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4.This Restated Certificate of Incorporation has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

5.This Restated Certificate of Incorporation will be effective as of the time of filing.

6.The text of the Restated Certificate of Incorporation reads as follows:

First:The name of the corporation is (which is hereinafter called the “Corporation”) is Simon Property Group, Inc.

Second:The purposes for which and any of which the Corporation is formed and the business and objects to be carried on and promoted by it are:

(a)To engage in the business of a real estate investment trust (“REIT”) as that phrase is defined in the Internal Revenue Code of 1986, as amended (the “Code”).

(b)To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

Third:The address of its registered office in the  State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, County of New Castle, Delaware. The name of its registered agent at such address is The Corporation Trust Company.

Fourth:

(a)The total number of shares of stock of all classes which the Corporation has authority to issue is 850,000,000 shares of capital stock, of which  511,990,000 shares are classified as Common Stock, par value $.0001 per share (“Common Stock”), 10,000 shares are classified as Class B Common Stock, par value $.0001 per share (“Class B Common Stock”), 100,000,000 shares are classified as Preferred Stock, par value $.0001 per share, (“Preferred Stock”), and 238,000,000 shares are classified as Excess Common Stock, par value $.0001 per share (“Excess Common Stock”).

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A

Appendix E

(b)The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Common Stock of the Corporation:

(1)Each share of Common Stock shall have one vote, and, except as otherwise provided in respect of any series of Preferred Stock and any series of Preferred Stock hereafter created, and except as otherwise provided with respect to directors elected by the holders of the Class B Common Stock, voting as a separate class, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock, the Class B Common Stock and the Excess Common Stock, voting together as a single class.  Shares of Common Stock shall not have cumulative voting rights.

(2)Subject to the provisions of law and any preferences of any series of Preferred Stock and any series of Preferred Stock hereafter created, dividends or other distributions, including dividends or other distributions payable in shares of another class of the Corporation’s stock, may be paid ratably on the Common Stock at such time and in such amounts as the Board of Directors may deem advisable, but only if at the same time, dividends are paid on outstanding shares of Class B Common Stock in accordance with subparagraph (c)(2) of this Article FOURTH.

(3)Subject to the provisions of law and the preferences of any series of Preferred Stock and any series of Preferred Stock hereafter created, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Common Stock shall be entitled, together with the holders of Class B Common Stock, Excess Common Stock and any other series of Preferred Stock hereafter created not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the net assets of the Corporation remaining, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of any series of Preferred Stock and any series of Preferred Stock hereafter created having a preference on distributions in the liquidation, dissolution or winding up of the Corporation shall be entitled.

(4)Each share of Common Stock is convertible into Excess Common Stock, as provided in Article NINTH hereof.

(c)The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the Class B Common Stock of the Corporation:

(1)Each share of Class B Common Stock shall have one vote, and, except as otherwise provided in respect of any series of Preferred Stock and any series of Preferred Stock hereafter created and except as otherwise provided in this paragraph (c), the exclusive voting power for all purposes shall be vested in the holders of the Class B Common Stock and the Common Stock, voting together as a single class. Shares of Class B Common Stock shall not have cumulative voting rights. The holders of the shares of Class B Common Stock shall have the right, voting as a separate class, to elect four directors of the Corporation and shall vote with the holders of the Common Stock (voting together as a single class) to elect the remaining directors; provided that if the Simon Family Group (as defined in Article NINTH) shall sell or transfer a portion of their Common Stock, Class B Common Stock and Units (as defined in Article NINTH) so as to reduce their Aggregate Assumed Equity Interest in the Corporation (as defined in Article NINTH) to less than 50% of the Simon Family Group Initial Aggregate Assumed Equity Interest (as defined in Article NINTH) in the Corporation, from and after the date of such reduction the holders of the shares of Class B Common Stock shall have the right, voting as a separate class, to elect two directors of the Corporation. The right of the holders of Class B Common Stock to elect directors may be exercised by written consent of such holders. For purposes of this subparagraph, shares held in a voting trust shall be deemed owned by the beneficiaries of the voting trust.

(2)Subject to the provisions of law and the preferences of the Preferred Stock and of any series of Preferred Stock hereafter created, dividends or other distributions, including dividends or other distributions payable in shares of another class of the Corporation’s stock, may be paid ratably on the Class B Common Stock at such time and in such amounts as the Board of Directors may deem advisable; provided that cash dividends or other distributions shall be paid on each share of Class B Common Stock at the same time as

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Appendix E

cash dividends or other distributions are paid on Common Stock and in an amount equal to the amount payable on the number of shares of Common Stock into which each share of Class B Common Stock is then convertible; provided further that non-cash dividends or other non-cash distributions (including the issuance of warrants or rights to acquire securities of the Corporation) shall be distributed on each share of Class B Common Stock at the same time as such non-cash dividends or other non-cash distributions are distributed on Common Stock and in an amount equal to the amount distributable on the number of shares of Common Stock into which each share of Class B Common Stock is then convertible; provided further that any dividends or other distributions payable otherwise on the Class B Common Stock shall be paid in shares of Common Stock or securities convertible or exchangeable into Common Stock (or warrants or rights issued to acquire Common Stock or securities convertible or exchangeable into Common Stock).

(3)

(A)Each share of Class B Common Stock is convertible  into Excess Common Stock, as provided in Article NINTH hereof. Each share of Class B Common Stock may be converted at the option of the holder thereof into one share of Common Stock. Immediately and automatically each share of Class B Common Stock shall be converted into one share of Common Stock (i) if the Aggregate Assumed Equity Interest in the Corporation of the Simon Family Group is for any reason reduced to less than 5% of the Aggregate Assumed Equity Interest in the Corporation or (ii) if such share of Class B Common Stock is otherwise sold or otherwise transferred to or is otherwise held by anyone other than a member of the Simon Family Group.  For purposes of this subparagraph, shares held in a voting trust shall be deemed owned by the beneficiaries of the voting trust.

(B)The Corporation may not subdivide its outstanding shares of Common Stock, combine its outstanding shares of Common Stock into a smaller number of shares, or issue by reclassification of its shares of Common Stock any shares of capital stock of the Corporation without making the same adjustment to the Class B Common Stock.  The Corporation shall not distribute to all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or other distributions to the extent permitted by subparagraph (c)(2) of this Article FOURTH) or rights or warrants to subscribe for or purchase securities issued by the Corporation or property of the Corporation (excluding those referred to in subparagraph (c)(2) of this Article FOURTH), without making the same distribution to all holders of its Class B Common Stock. No adjustment of the conversion rate shall be made as a result of or in connection with the issuance of Common Stock of the Corporation pursuant to options or stock purchase agreements now or hereafter granted or entered into with officers or employees of the Corporation or its subsidiaries in connection with their employment, whether entered into at the beginning of the employment or at any time thereafter. In case of any capital reorganization of the Corporation, or the consolidation or merger of the Corporation with or into another corporation, or a statutory share exchange, or the sale, transfer or other disposition of all or substantially all of the property, assets or business of the Corporation, in each case in which any cash, stock, debt or other instrument, security or right of any kind or nature (collectively, “consideration”) is to be received by the holders of shares of Common Stock or the holders of shares of Class B Common Stock, the holders of shares of Common Stock and the holders of shares of Class B Common Stock shall receive the same consideration on a per share basis; provided, however, that, if such consideration shall consist in any part of voting securities (or of options or warrants to purchase, or of securities convertible into or exchangeable for, voting securities), the holders of shares of Common Stock and Class B Common Stock may, so long as they receive the same per share amount of voting securities as contemplated and required by the foregoing, receive different classes of voting securities that differ, with respect to voting and other rights, to the extent and only to the extent that the Common Stock and the Class B Common Stock differ in such respect (or options or warrants to purchase, or securities convertible into or exchangeable for, the same per share amount of voting securities, but in different classes of voting securities that differ, with respect to voting and other rights, to the extent and only to the extent that the Common Stock and the Class B Common Stock differ in such respect), unless the transaction is approved by the affirmative vote of a majority of the holders of the class of common stock adversely affected (with respect to the other) by such transaction.

(C)Upon conversion of any shares of Class B Common Stock, no payment or adjustment shall be made on account of dividends accrued, whether or not in arrears, on such shares or on account of dividends declared and payable to holders of Common Stock of record on a date prior to the date of conversion.

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Appendix E

(D)Except with respect to shares of Class B Common Stock which have been deemed to have been automatically converted into Common Stock pursuant to subparagraph (c)(3)(A) of this Article FOURTH, in order to convert shares of Class B Common Stock into Common Stock the holder thereof shall surrender at the office of the Transfer Agent the certificate or certificates therefor, duly endorsed to the Corporation or in blank, and give written notice to the Corporation at said office that he elects to convert such shares and shall state in writing therein the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued. Shares of Class B Common Stock shall be deemed to have been converted on the date of the surrender of such certificate or certificates for shares for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on such date. As soon as practicable on or after the date of conversion as aforesaid, the Corporation will issue and deliver at said office a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with cash for any fraction of a share, as provided in subparagraph (c)(3)(F) of this Article FOURTH, to the person or persons entitled to receive the same. The Corporation will pay any and all federal original issue taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of Class B Common Stock pursuant hereto. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Class B Common Stock so converted were registered, and no issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax, or has established to the satisfaction of the Corporation either that such tax has been paid or that no such tax is payable.

(E)All shares of Class B Common Stock converted into Common stock shall be retired and cancelled and shall not be reissued.

(F)The Corporation shall not issue fractional shares of Common Stock upon any conversion of shares of Class B Common Stock. As to any final fraction of a share which the holder of one or more shares of Class B Common Stock would be entitled to receive upon exercise of such holder’s conversion right the Corporation shall pay a cash adjustment in an amount equal to the same fraction of the Market Price (as defined in Article NINTH) for the date of exercise.

(G)The Corporation shall at all times have authorized and unissued a number of shares of Common Stock sufficient for the conversion of all shares of Class B Common Stock at the time outstanding. If any shares of Common Stock require registration with or approval of any governmental authority under any Federal or State law, before such shares may be validly issued upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval as the case may be. The Corporation warrants that all Common Stock issued upon conversion of shares of Class B Common Stock will upon issue be fully paid and nonassessable by the Corporation and free from original issue taxes.

(4)Subject to the provisions of law and the preferences of the Preferred Stock and of any series of Preferred Stock hereafter created, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Class B Common Stock shall be entitled, together with the holders of Common Stock, Excess Common Stock and any other series of Preferred Stock hereafter created not having a preference on distributions in the liquidation, dissolution or winding up of the Corporation, to share ratably in the net assets of the Corporation remaining, after payment or provision for payment of the debts and other liabilities of the Corporation and the amount to which the holders of the Preferred Stock and of any series of Preferred Stock hereafter created having a preference on distributions in the liquidation, dissolution or winding up of the Corporation shall be entitled.

(c-1)[Reserved]

(c-2)Subject in all cases to the provisions of Article NINTH with respect to Excess Stock (as defined in this paragraph), the Preferred Stock may be issued from time to time in one or more series, each of which series shall have such distinctive designation or title as shall be fixed by the Board of Directors prior to the issuance of any shares thereof. Each such series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution providing for the issue of such

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Appendix E

series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Delaware; provided, however, no shares of any series of Preferred Stock may be authorized or issued unless (i) the certificates of designations relating to such series contains restrictions on ownership and transfer and conversion provisions applicable to such series comparable to those set forth in this Article NINTH, and (ii) a corresponding series of Preferred Stock (“Excess Preferred Stock” and together with Excess Common Stock, unless the context otherwise requires, “Excess Stock”), to be issued in accordance with any such conversion provisions upon a violation of such restrictions on ownership and transfer, is simultaneously authorized by filing of a certificate of designations. The Board of Directors is further authorized to increase or decrease (but not below the number of such shares of series then outstanding) the shares of any series subsequent to the issuance of shares of that series. The 6.00% Series I Convertible Perpetual Preferred Stock, the 8.375% Series J Cumulative Redeemable Preferred Stock shall have the designation, powers, preferences and right and the qualifications, limitations and restrictions as set forth in Exhibits A and B, respectively.

Fifth:

(a)The powers and duties conferred and imposed upon the board of directors by the General Corporation Law of the State of Delaware shall be exercised and performed, in accordance with Section 141 thereof governing the action of directors, by a board (the “Board of Directors”); provided, however that pursuant to Section 141(a) of the General Corporation Law of the State of Delaware: (i) certain of such powers and duties of the Board of Directors set forth herein shall be exercised and performed only by the Independent Directors (as defined in Article NINTH hereof), and (ii)  certain of such powers and duties of the Board of Directors as described herein may be exercised and performed by one or more committees consisting of one or more members of the Board of Directors and one or more other persons to the extent such powers and duties are delegated thereto by the Board of Directors. The number of directors of the Corporation shall never be more than fifteen (15) nor less than the minimum number permitted by the General Corporation Law of the State of Delaware now or hereafter in force and, subject to such limitations, shall be fixed from time to time in the By-Laws or by resolution of the Board of Directors.

At least a majority of the directors shall be Independent Directors (as defined in Article NINTH).

(b)Subject to the rights of the holders of any class of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors shall be filled by a vote of the stockholders or a majority of the entire Board of Directors, and any vacancies on the Board of Directors resulting from death, disability (“disability,” which for purposes of this paragraph (b) shall mean illness, physical or mental disability or other incapacity), resignation, retirement, disqualification, removal from office, or other cause shall be filled by a vote of the stockholders or a majority of the directors then in office; provided that:

(1)any vacancies on the Board of Directors resulting from death, disability, resignation, retirement, disqualification, removal from office, or other cause of a director elected by the holders of Class B Common Stock shall be filled by a vote of the holders of Class B Common Stock; and

(2)A special meeting of holders of the Class B Common Stock shall be called by the President in the event a vacancy occurs on the Board of Directors from any cause among the directors entitled to be elected by the holders of the Class B Common Stock, and a special meeting of holders of the Common Stock and the Class B Common Stock shall be called by the President in the event a vacancy occurs on the Board of Directors from any cause among the directors elected by the holders of the Common Stock and the Class B Common Stock (voting together as a single class) and is not filled by the directors within 30 days after the vacancy occurs. The holders of Class B Common Stock may exercise their rights to elect directors by written consent without a meeting.

Notwithstanding the foregoing, any decrease in the number of directors constituting the Board of Directors shall not affect the tenure of office of any director.

(c)Whenever the holders of any one or more series of Preferred Stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the Board of Directors shall consist of said directors so elected in addition to the number of directors fixed as provided in paragraph (a) of

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Appendix E

this Article FIFTH or in the By-Laws; provided that if any shares of Class B Common Stock are outstanding, the election of one or more directors by such holders of Preferred Stock will eliminate the corresponding number of directors to be elected by the combined holders of the Common Stock and the Class B Common Stock, voting together as a single class, and will neither increase the size of the Board of Directors nor eliminate the seat or seats of directors elected by the holders of the Class B Common Stock, voting as a separate class. Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of Preferred Stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

(d)Subject to Section 141(k) of the General Corporation Law of the State of Delaware, directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the combined voting power of all classes of shares of capital stock entitled to vote in the election for directors voting together as a single class.

(e)Pursuant to Section 141(a) of the General Corporation Law of the State of Delaware, any action by the Corporation relating to transactions involving the Corporation, individually or in its capacity as general partner (whether directly or indirectly through another entity) of Simon Property Group, L.P., in which the Simon Family Group or any member or affiliate of any member of the Simon Family Group has an interest (other than through ownership interests in the Corporation or Simon Property Group, L.P.), shall, in addition to such other vote that may be required, require the prior approval of a majority of the Independent Directors.

(f)Elections of directors need not be by written ballot.

(g)Pursuant to Section 141(a) of the Delaware General Corporation Law, the Board of Directors may appoint an Executive Committee, a Compensation Committee, an Audit Committee, a Nominating and Governance Committee and other committees composed of one or more directors or one or more other persons delegated such powers and duties by the Board of Directors. Each committee except the Compensation Committee, the Audit Committee and the Nominating and Governance Committee shall have as a member at least one director elected by the Class B Common Stock. The entire Audit Committee, Compensation Committee and Nominating and Governance Committee shall be Independent Directors.

Sixth:

(a)The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the directors and the stockholders:

(1)The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors and without any action by the stockholders.

(2)No holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

(3)The Board of Directors of the Corporation shall, consistent with applicable law, have power in its sole discretion to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus, or net assets in excess of capital; to fix and vary from time to time the amount to be reserved as working capital, or determine that retained earnings or surplus shall remain in the hands of the Corporation; to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it

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Appendix E

shall determine and to abolish any such reserve or any part thereof; to redeem or purchase its stock or to distribute and pay distributions or dividends in stock, cash or other securities or property, out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; to determine the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); to determine the fair value and any matters relating to the acquisition, holding and disposition of any assets by the Corporation; and to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or by the By-Laws, and, except as so provided, no stockholder shall have any right to inspect any book, account or document of the Corporation unless authorized so to do by resolution of the Board of Directors.

(4)

(A)The Corporation shall indemnify to the fullest extent permitted under and in accordance with the laws of the State of Delaware any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer or trustee of or in any other capacity with another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

(B)Expenses incurred in defending a civil or criminal action, suit or proceeding shall (in the case of any action, suit or proceeding against a director of the Corporation) or may (in the case of any action, suit or proceeding against an officer, trustee, employee or agent) be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors upon receipt of an undertaking by or on behalf of the indemnified person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article SIXTH paragraph (a)(4).

(C)The indemnification and other rights set forth in this paragraph (a)(4) shall not be exclusive of any provisions with respect thereto in the By-Laws or any other contract or agreement between the Corporation and any officer, director, employee or agent of the Corporation.

(D)Neither the amendment nor repeal of this paragraph (a)(4), subparagraph (a), (b) or (c), nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with paragraph (a)(4), subparagraph (a), (b) or (c) , shall eliminate or reduce the effect of this paragraph (a)(4), subparagraphs (a), (b) and (c), in respect of any matter occurring before such amendment, repeal or adoption of an inconsistent provision or in respect of any cause of action, suit or claim relating to any such matter which would have given rise to a right of indemnification or right to receive expenses pursuant to this paragraph (a)(5), subparagraph (a), (b) or (c), if such provision had not been so amended or repealed or if a provision inconsistent therewith had not been so adopted.

(E)No director shall be personally liable to the Corporation or any stockholder for monetary damages for breach of fiduciary duty as a director, except for liability

(i)for any breach of the director’s duty of loyalty to the Corporation or its stockholders;

(ii)for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law;

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Appendix E

(iii)under Section 174 of the General Corporation Law of the State of Delaware; or

(iv)for any transaction from which the director derived an improper personal benefit.

If the General Corporation Law of the State of Delaware is amended after the date hereof to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. All references in this paragraph (e) shall also be deemed to refer to the Independent Directors and members of committees of the Board of Directors.

(5)For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholders must have given timely written notice thereof in writing to the Secretary of the Corporation in the manner and containing the information required by the By-Laws. Stockholder proposals to be presented in connection with a special meeting of stockholders will be presented by the Corporation only to the extent required by the General Corporation Law of the State of Delaware.

(b)Pursuant to Section 141(a) of the General Corporation Law of the State of Delaware, the Corporation reserves the right to amend, alter, change or repeal any provision contained in the Charter, including any amendments changing the terms or contract rights, as expressly set forth in the Charter, of any of its outstanding stock by reclassification or otherwise, by a majority of the directors (including a majority of the Independent Directors and a majority of the directors elected by the holders of the Class B Common Stock, if such Class B Common Stock has at that time elected directors) adopting a resolution setting forth the proposed change, declaring its advisability, and either calling a special meeting of the stockholders certified to vote on the proposed change, or directing the proposed change to be considered at the next annual stockholders meeting; provided however, that any amendment to, repeal of or adoption of any provision inconsistent with paragraph (c) of Article FOURTH will be effective only if it is adopted upon (1) the affirmative vote of not less than 80% of the aggregate votes entitled to be cast thereon (considered for this purpose as a single class)  and (2) approved by the affirmative vote of not less than a majority of the aggregate votes entitled to be cast by the holders of the Class B Common Stock, if such Class B Common Stock is outstanding at that time.

(c)In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation.

(d)Pursuant to Section 141(a) of the General Corporation Law of the State of Delaware, the affirmative vote of least  three-fourths (3/4) of the Independent Directors is necessary to cause any partnership in which the Corporation acts, directly or indirectly, as a general partner to sell any property owned by such partnership in accordance with the terms of the partnership agreement of such partnership.

(e)The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the General Corporation Law of the State of Delaware now or hereafter in force.

Seventh:[Reserved]

Eighth:Except as otherwise set forth in this Charter, any action required or permitted to be taken by stockholders of the Corporation must be taken at a duly called annual or special meeting of such stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

Ninth:

(a)

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Appendix E

(1)The following terms shall have the following meanings:

“Aggregate Assumed Equity Interest in the Corporation” shall mean the aggregate equity interest in the Corporation represented by the Common Stock, the Class B Common Stock and the Units on the assumption that all shares of Class B Common Stock and all such Units are exchanged for Common Stock.

“Beneficial Ownership” shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or indirectly through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code, and any comparable successor provisions thereto. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“Beneficiary” shall mean any Qualified Charitable Organization which, from time to time, is designated by the Corporation to be a beneficiary of the Trust.

“Board of Directors” shall mean the Board of Directors of the Corporation as defined in Article FIFTH.

“By-Laws” shall mean the By-Laws of the Corporation.

“Capital Stock” shall mean stock that is Common Stock, Class B Common Stock, Excess Stock or Preferred Stock.

“Charter” shall mean the Restated Certificate of Incorporation of the Corporation, as the same may be amended from time to time.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Constructive Ownership” shall mean ownership of Capital Stock by a Person who would be treated as an owner of such shares of Capital Stock either directly or indirectly through the application of Section 318 of the Code, and any comparable successor provisions thereto, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“Exchange Rights” shall mean any rights granted to limited partners of Simon Property Group, L.P., a Delaware limited partnership (including pursuant to an Exchange Rights Agreement) to exchange (subject to the Ownership Limit) limited partnership interests in such Partnership for shares of Capital Stock or cash at the option of the Corporation.

“Independent Director” shall mean a director of the Corporation who is neither an employee of the Corporation nor a member (or an affiliate of a member) of the Simon Family Group.

“Market Price” of any class of Capital Stock on any date shall mean the average Closing Price (as defined below) of such security for the twenty consecutive Trading Days (as defined below) ending on the Trading Day immediately preceding the day in question; the “Closing Price” shall mean the last sale price for a such security as shown on the New York Stock Exchange Composite Transactions Tape, or if no such sale has taken place on such day, then the average of the closing bid and ask prices for such security on the New York Stock Exchange, or if such security is not listed or admitted to trading on the New York Stock Exchange, then on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on any national securities exchange, then on the Nasdaq National Market, or, if such security is not quoted on the Nasdaq National Market, then the average of the closing bid and ask prices as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Corporation for such purposes; and “Trading Day” shall mean a day on which the New York Stock Exchange or, if such security is not listed or admitted to trading thereon, the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not so listed or admitted, then any day that is not a Saturday, Sunday or other day on which depositary institutions in the City of New York are authorized or obligated by law to close.

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Appendix E

“Option” shall mean any options, rights, warrants or convertible or exchangeable securities containing the right to subscribe for, purchase or receive upon exchange or conversion shares of Capital Stock.

“Ownership Limit” shall mean (x) in the case of any member of the Simon Family Group, 18.0%, and (y) in the case of any other Person, 8.0%., in each case, of any class of Capital Stock, or any combination thereof, determined by (i) number of shares outstanding, (ii) voting power, or (iii) value (as determined by the Board of Directors), whichever produces the smallest holding of Capital Stock under the three methods, computed with regard to all outstanding shares of Capital Stock and, to the extent provided by the Code, all shares of Capital Stock issuable under outstanding Options and Exchange Rights that have not been exercised.

“Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as the term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

“Purported Beneficial Holder” shall mean, with respect to any event (other than a purported Transfer) which results in Excess Stock, the Person for whom the Purported Record Holder held shares that were, pursuant to subparagraph (a)(3) of this article NINTH, automatically converted into Excess Stock upon the occurrence of such event.

“Purported Beneficial Transferee” shall mean, with respect to any purported Transfer which results in Excess Stock, the purported beneficial transferee for whom the Purported Record Transferee would have acquired shares of Common Stock or Preferred Stock if such Transfer had been valid under subparagraph (a)(2) of this Article NINTH.

“Purported Record Holder” shall mean, with respect to any event (other than a purported Transfer) which results in Excess Stock, the record holder of the shares that were, pursuant to subparagraph (a)(3) of this Article NINTH, automatically converted into Excess Stock upon the occurrence of such event.

“Purported Record Transferee” shall mean, with respect to any purported Transfer which results in Excess Stock, the record holder of the Common Stock or the Preferred Stock if such Transfer had been valid under subparagraph (a)(2) of this Article NINTH.

“Qualified Charitable Organization” shall mean (i) any entity which would be exempt from federal income under Section 501(c)(3) of the Code and to which contributions are deductible under Section 170 of the Code or (ii) any federal, state or local government entity.

“REIT” shall mean a real estate investment trust under Section 856 of the Code.

“Restriction Termination Date” shall mean the first day after Corporation’s status as a REIT shall have been terminated by the Board of Directors and the stockholders of the Corporation.

“Simon Family Group” shall mean Melvin Simon, Herbert Simon and David Simon, other members of the immediate family of any of the foregoing, any other lineal descendants of any of the foregoing, any estates of any of the foregoing, any trust established for the benefit of any of the foregoing, and any other entity controlled by any of the foregoing.

“Simon Family Group Initial Aggregate Assumed Equity Interest in the Corporation” shall mean  the portion of the Aggregate Assumed Equity Interest in the Corporation owned by the Simon Family Group on August 9, 1996.

“Trading Day” shall mean, with respect to any class of Capital Stock, a day on which the principal national securities exchange on which such class of Capital Stock is listed or admitted to trading is open for the transaction of business or, if such class of Capital Stock is not listed or admitted to trading on any national securities exchange, shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

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Appendix E

“Transfer” shall mean any sale, transfer, gift, hypothecation, pledge, assignment, devise or other disposition of Capital Stock (including (i) the granting of any option (including an option to acquire an Option or any series of such options) or entering into any agreement for the sale, transfer or other disposition of Capital Stock or (ii) the sale, transfer, assignment or other disposition of any securities or rights convertible into or exchangeable for Capital Stock), whether voluntary or involuntary, whether of record, constructively or beneficially and whether by operation of law or otherwise.

“Trust” shall mean the trust created pursuant to subparagraph (b)(1) of this Article NINTH.

“Trustee” shall mean any trustee for the Trust (or any successor trustee) appointed from time to time by the Corporation; provided, however, during any period in which Excess Stock is issued and outstanding the Corporation shall undertake to appoint trustees of the Trust which trustees are unaffiliated with the Corporation.

“Undesignated Excess Stock” shall have the meaning set forth in subparagraph (b)(3) of this Article NINTH.

“Units” shall mean units representing limited partnership interests in Simon Property Group, L.P.

(2)

(A)Except as provided in subparagraph (a)(9) of this Article NINTH, prior to the Restriction Termination Date, no Person shall Beneficially Own or Constructively Own shares of the outstanding Capital Stock in excess of the Ownership Limit.

(B)Except as provided in subparagraph (a) (9) of this Article NINTH, prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person Beneficially Owning or Constructively Owning Capital Stock in excess of the Ownership Limit shall be void ab initio as to the Transfer of that number of shares of Capital Stock which would be otherwise Beneficially or Constructively Owned by such Person in excess of the Ownership Limit; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock in excess of the Ownership Limit.

(C)Except as provided in subparagraph (a)(9) of this Article NINTH, prior to the Restriction Termination Date, any Transfer that, if effective, would result in the Capital Stock being Beneficially Owned by fewer than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock.

(D)Except as provided in subparagraph (a)(9) of this Article NINTH, prior to the Restriction Termination Date, any Transfer of shares or other event or transaction involving Capital Stock that, if effective, would result in the Corporation being “closely held’ within the meaning of Section 856(h) of the Code shall be void ab initio as to the Transfer of that number of shares or other event or transaction of Capital Stock which would cause the Corporation to be “closely held” within the meaning of Section 856(h) of the Code; and the intended transferee shall acquire no rights in such shares of Common Stock or Preferred Stock in excess of the Ownership Limit.

(3)

(A)If, notwithstanding the other provisions contained in this Article NINTH, at any time prior to the Restriction Termination Date, there is a purported Transfer or other event such that any Person would Beneficially Own or Constructively Own Capital Stock in excess of the Ownership Limit, then, except as otherwise provided in subparagraph (a)(9), each such share of Common Stock or Preferred Stock which, when taken together with all other Capital Stock, would be in excess of the Ownership Limit (rounded up to the nearest whole share), shall automatically be converted into one share of Excess Stock, as further described in subparagraph (a)(3)(C) below and such shares of Excess Stock shall be automatically transferred to the Trustee as trustee for the Trust. The Corporation shall issue fractional shares of Excess Stock if required by such conversion ratio. Such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or other event.

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Appendix E

(B)If, notwithstanding the other provisions contained in this Article NINTH, at any time prior to the Restriction Termination Date, there is a purported Transfer or other event which, if effective, would cause the Corporation to become “closely held” within the meaning of Section 856(h) of the Code, then each share of Common Stock or Preferred Stock being Transferred or which are otherwise affected by such event and which, in either case, would cause, when taken together with all other Capital Stock, the Corporation to be “closely held” within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall automatically be converted into one share of Excess Stock, as further described in subparagraph (a)(3)(C) of this Article NINTH, and such shares of Excess Stock shall be automatically transferred to Trustee as trustee for the Trust. The Corporation shall issue fractional shares of Excess Stock if required by such conversion ratio. Such conversion shall be effective as of the close of business on the business day prior to the date of the Transfer or other event.

(C)Upon conversion of Common Stock or Preferred Stock into Excess Stock pursuant to this subparagraph (a)(3) of this Article NINTH, Common Stock shall be converted into Excess Common Stock and Preferred Stock shall be converted into Excess Preferred Stock.

(4)If the Board of Directors or its designees shall at any time determine in good faith that a Transfer or other event has taken place in violation of subparagraph (a)(2) of this Article NINTH or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of subparagraph (a)(2) of this Article NINTH, the Board of Directors or its designees may take such action as it or they deem advisable to refuse to give effect to or to prevent such Transfer or other event, including, but not limited to, refusing to give effect to such Transfer or other event on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event or transaction; provided, however, that any Transfers or attempted Transfers (or, in the case of events other than a Transfer, Beneficial ownership or Constructive Ownership) in violation of subparagraphs (a)(2)(A), (B), (C) and (D) of this Article NINTH shall be void ab initio and any Transfers or attempted Transfers (or, in the case of events other than a Transfer, Beneficial Ownership or Constructive ownership) in violation of subparagraphs (a)(2)(A), (B), and (D) shall automatically result in the conversion described in subparagraph (a)(3), irrespective of any action (ornon-action) by the Board of Directors or its designees.

(5)Any Person who acquires or attempts to acquire shares of Capital Stock in violation of subparagraph (a)(2) of this Article NINTH, or any Person who is a transferee such that Excess Stock results under subparagraph (a)(3) of this Article NINTH, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or other event on the Corporation’s status as a REIT.

(6)Prior to the Restriction Termination Date:

(A)Every Beneficial Owner or Constructive Owner of more than 5%, or such lower percentages as required pursuant to regulations under the Code, of the outstanding Capital Stock of the Corporation shall, before January 30 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner or Constructive Owner, the general ownership structure of such Beneficial Owner or Constructive Owner, the number of shares of each class of Capital Stock Beneficially Owned or Constructively Owned, and a description of how such shares are held.

(B)Each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide on demand to the Corporation such information as the Corporation may request from time to time in order to determine the Corporation’s status as a REIT and to ensure compliance with the Ownership Limit.

(7)Subject to subparagraph (a)(12) of this Article NINTH, nothing contained in this Article NINTH shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation’s status as REIT and to ensure compliance with the Ownership Limit.

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Appendix E

(8)In the case of an ambiguity in the application of any of the provisions of subparagraph (a) of this Article NINTH, including any definition contained in subparagraph (a)(1), the Board of Directors shall have the power to determine the application of the provisions of this subparagraph (a) with respect to any situation based on the facts known to it.

(9)The Board of Directors upon receipt of a ruling from the Internal Revenue Service or an opinion of tax counsel in each case to the effect that the restrictions contained in subparagraphs (a)(2)(A), (B), (C) and (D) of this Article NINTH will not be violated, may exempt a Person from the Ownership Limit:

(A)(i) if such Person is not an individual for purposes of Section 542(a)(2) of the Code, or (ii) if such Person is an underwriter which participates in a public offering of Common Stock or Preferred Stock for a period of 90 days following the purchase by such underwriter of the Common Stock or Preferred Stock, or (iii) in such other circumstances which the Board of Directors determines are appropriately excepted from the Ownership Limit, and

(B)the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial Ownership and Constructive Ownership of Capital Stock will violate the Ownership Limit and agrees that any violation or attempted violation will result in such Common Stock or Preferred Stock being converted into shares of Excess Stock in accordance with subparagraph (a)(3) of this Article NINTH.

(10)Until the Restriction Termination Date, each certificate for the respective class of Capital Stock shall bear the following legend:

The securities represented by this certificate are subject to restrictions on transfer for the purpose of the Corporation’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended from time to time (the “Code”). Transfers in contravention of such restrictions shall be void ab initio. Except as otherwise determined by the Board of Directors of the Corporation, no Person may (1) Beneficially Own or Constructively Own shares of Capital Stock in excess of 8.0% (other than members of the Simon Family Group), whose relevant percentage is 18.0%) of the value of any class of outstanding Capital Stock of the Corporation, or any combination thereof, determined as provided in the Corporation’s Restated Certificate of Incorporation, as the same may be amended from time to time (the “Charter”), and computed with regard to all outstanding Shares of Capital Stock, and, to the extent provided by the Code, all shares of Capital Stock issuable under existing Options and Exchange Rights that have not been exercised; or (2) Beneficially Own Capital Stock which would result in the Corporation being “closely held” under Section 856(h) of the Code. Unless so excepted, any acquisition of Capital Stock and continued holding of ownership constitutes a continuous representation of compliance with the above limitations, and any Person who attempts to Beneficially Own or Constructively Own shares of Capital Stock in excess of the above limitations has an affirmative obligation to notify the Corporation immediately upon such attempt. If the restrictions on transfer are violated, the transfer will be void ab initio and the shares of Capital Stock represented hereby will be automatically converted into shares of Excess Stock and will be transferred to the Trustee to be held in trust for the benefit of one or more Qualified Charitable Organizations, whereupon such Person shall forfeit all rights and interests in such Excess Stock. In addition, certain Beneficial Owners or Constructive Owners must give written notice as to certain information on demand and on an annual basis. All capitalized terms in this legend have the meanings defined in the Charter. The Corporation will mail without charge to any requesting stockholder a copy of the Charter, including the express terms of each class and series of the authorized capital stock of the Corporation, within five days after receipt of a written request therefor.

(11)If any provision of this Article NINTH or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining

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Appendix E

provisions shall not be affected, and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

(12)Nothing in this Article NINTH shall preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange.

(A)

(i)Upon any purported Transfer or other event that results in Excess Stock pursuant to subparagraph (a)(3) of this Article NINTH, such Excess Stock shall be deemed to have been transferred to the Trustee as trustee of the Trust for the exclusive benefit of one or more Qualifying Charitable Organizations as are designated from time to time by the Board of Directors with respect to such Excess Stock. Shares of Excess Stock held in trust shall be issued and outstanding stock of the Corporation. The Purported Record Transferee or Purported Record Holder and the Purported Beneficial Transferee or Purported Beneficial Holder shall have no rights in such Excess Stock, except such rights to certain proceeds upon Transfer of shares of Excess Stock or upon any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation as are expressly set forth herein.

(ii)Excess Common Stock shall be entitled to dividends in an amount equal to any dividends which are declared and paid with respect to shares of Common Stock from which such shares of Excess Common Stock were converted. Excess Preferred Stock shall be entitled to dividends in an amount equal to any dividends which are declared and paid with respect to shares of Preferred Stock from which such shares of Excess Preferred Stock were converted. Any dividend or distribution paid prior to discovery by the Corporation that shares of Common Stock or Preferred Stock have been converted into Excess Common Stock or Excess Preferred Stock, as the case may be, shall be repaid to the Corporation upon demand for delivery to the Trustee. The recipient of such dividend shall be personally liable to the Trust for such dividend. Any dividend or distribution declared but unpaid shall be rescinded as void ab initio with respect to such shares of Common Stock or Preferred Stock and shall automatically be deemed to have been declared and paid with respect to the shares of Excess Common Stock or Excess Preferred Stock, as the case may be, into which such shares of Common Stock or Preferred Stock shall have been converted.

(iii)In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, (i) subject to the preferential rights of the Preferred Stock, if any, as may be determined by the Board of Directors and the preferential rights of the Excess Preferred Stock, if any, each holder of shares of Excess Common Stock shall be entitled to receive, ratably with each other holder of Common Stock and Excess Common Stock that portion of the assets of the Corporation available for distribution to the holders of Common Stock or Excess Common Stock as the number of shares of the Excess Common Stock held by such holder bears to the total number of shares of Common Stock and the number of shares of Excess Common Stock then outstanding and (ii) each holder of shares of Excess Preferred Stock. shall be entitled to receive that portion of the assets of the Corporation which a holder of the shares of Preferred Stock that were converted into such shares of Excess Preferred Stock would have been entitled to receive had such shares of Preferred Stock remained outstanding. Notwithstanding the foregoing, distributions shall not be made to holders of Excess Stock except in accordance with the following sentence. The Corporation shall distribute to the Trustee, as holder of the Excess Stock in trust, on behalf of the Beneficiaries any such assets received in respect of the Excess Stock in any liquidation, dissolution or winding up of, or any distribution of the assets of the Corporation. Following any such distribution, the Trustee shall distribute such proceeds between the Purported Record Transferee or Purported Record Holder, as appropriate, and the Qualified Charitable organizations which are Beneficiaries in accordance with procedure for distribution of proceeds upon Transfer of Excess Stock set forth in subparagraph (b)(5) of this Article NINTH; provided, however, that with respect to any Excess Stock as to which no Beneficiary shall have been determined within 10 days following the date upon which the

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Appendix E

Corporation is prepared to distribute assets (“Undesignated Excess Stock”), any assets that would have been distributed on account of such Undesignated Excess Stock had a Beneficiary been determined shall be distributed to the holders of Common Stock and the Beneficiaries of the Trust designated with respect to shares of Excess Common Stock, or to the holders of Preferred Stock and the Beneficiaries of the Trust designated with respect to shares of Excess Preferred Stock as determined in the sole discretion of the Board of Directors.

(iv)Excess Common Stock shall be entitled to such voting rights as are ascribed to shares of Common Stock from which such shares of Excess Common Stock were converted. Excess Preferred Stock shall be entitled to such voting rights as are ascribed to shares of Preferred Stock from which such shares of Excess Preferred Stock were converted. Any voting rights exercised prior to discovery by the Corporation that shares of Common Stock or Preferred Stock have been converted into Excess Common Stock or Excess Preferred Stock, as the case may be, shall be rescinded and recast as determined by the Trustee.

(v)(a) Following the expiration of the ninety day period referred to in subparagraph (b)(6) of this Article NINTH, Excess Stock shall be transferable by the Trustee to any Person whose Beneficial Ownership or Constructive Ownership of shares of Capital Stock outstanding, after giving effect to such Transfer, would not result in the shares of Excess Stock proposed to be transferred constituting excess Stock in the hands of the proposed transferee. A Purported Record Transferee or, in the case of Excess Stock resulting from any event other than a purported Transfer, the Purported Record Holder shall have no rights whatsoever in such Excess Stock, except that such Purported Record Transferee or, in the case of Excess Stock resulting from any event other than a purported Transfer, the Purported Record Holder, upon completion of such Transfer, shall be entitled to receive the lesser of a price per share for such Excess Stock not in excess (based on the information provided to the Corporation in the notice given pursuant to this subparagraph (b)(5)(A)) of (x) the price per share such Purported Beneficial Transferee paid for the Common Stock or Preferred Stock in the purported Transfer that resulted in the Excess Stock, or (y) if the Purported Beneficial Transferee did not give value for such shares of Excess Stock (through a gift, devise or other transaction), a price per share of Excess Stock equal to the Market Price of the Common Stock or Preferred Stock on the date of the purported Transfer that resulted in the Excess Stock. Upon such transfer of any interest in Excess Stock held by the Trust, the corresponding shares of Excess Stock in the Trust shall be automatically converted into such number of shares of Common Stock or Preferred Stock (of the same class as the shares that were converted into such Excess Stock) as is equal to the number of shares of Excess Stock, and such shares of Common Stock or Preferred Stock (of the same class as the shares that were converted into such Excess Stock) as is equal to the number of shares of Excess Stock, and such shares of Common Stock or Preferred Stock shall be transferred of record to the proposed transferee of the Excess Stock. If, notwithstanding the provisions of this Article NINTH, under any circumstances, a Purported Transferee receives an amount for shares of Excess Stock that exceeds the amount provided by the formula set forth above, the Purported Transferee must pay the excess to the Trust. Prior to any transfer resulting in Common Stock or Preferred Stock being converted into Excess Stock, the Purported Record Transferee and Purported Beneficial Transferee, jointly, or Purported Record Holder and Purported Beneficial Holder, jointly, must give written notice to the Corporation of the date and sale price of the purported Transfer that resulted in Excess Stock or the Market Price on the date of the other event that resulted in Excess Stock. Prior to a Transfer by the Trustee of any shares of Excess Stock, the intended transferee must give advance notice to the Corporation of the information (after giving effect to the intended Transfer) required under subparagraph (a)(6), and the Corporation must have waived in writing its purchase rights, if any, under subparagraph (b)(6) of this Article NINTH. The Board of Directors may waive the notice requirements of this subparagraph in such circumstances as it deems appropriate.

(b)Notwithstanding the foregoing, if the provisions of paragraph (b)(5) of this Article NINTH are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the Purported Beneficial Transferee or Purported Beneficial Holder of any shares of Excess Stock

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Appendix E

may be deemed, at the option of the Corporation, to have acted as an agent on behalf of the Trust, in acquiring or holding such shares of Excess Stock and to hold such shares of Excess Stock in trust on behalf of the Trust.

(vi)Shares of Excess Stock shall be deemed to have been offered for sale by the Trust to the Corporation, or its designee, at a price per share of Excess Stock equal to the lesser of:

(a)(i)          in the case of Excess Stock resulting from a purported Transfer, (x) the price per share of the Common Stock or Preferred Stock in the transaction that created such Excess Stock (or, in the case of devise or gift, the Market Price of the Common Stock or Preferred Stock at the time of such devise or gift), or (y) in the absence of a notice from the Purported Record Transferee or Purported Record Holder and Purported Beneficial Transferee to the Corporation within ten days after request therefor, such price as may be determined by the Board of Directors in its sole discretion, which price per share of Excess Stock shall be equal to the lowest Market Price of Common Stock or Preferred Stock (whichever resulted in Excess Stock) at any time prior to the date the Corporation, or its designee, accepts such offer; or

(ii)in the case of Excess Stock resulting from an event other than a Purported Transfer, (x) the Market Price of the Common Stock or Preferred Stock on the date of such event, or (y) in the absence of a notice from the Purported Record Holder and Purported Beneficial Holder to the Corporation within ten days after request therefor, such price as may be determined, by the Board of Directors in its sole discretion, which price shall be the lowest Market Price for shares of Common Stock or Preferred Stock (whichever resulted in Excess Stock) at any time from the date of the event resulting in Excess Stock and prior to the date the Corporation, or its designee, accepts such offer, and

(b) the Market Price of the Common Stock or Preferred Stock on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of ninety days after the later of (i) the date of the Transfer which resulted in such shares of Excess Stock and (ii) the date the Board of Directors determines in good faith that a Transfer or other event resulting in shares of Excess Stock  has occurred, if the Corporation does not receive a notice of such Transfer or other event pursuant to subparagraph (a)(5) of this Article NINTH.

Tenth:Whenever the Corporation shall have the obligation to purchase Units and shall have the right to choose to satisfy such obligation by purchasing such Units either with cash or with Common Stock, the determination whether to utilize cash or Common Stock to effect such purchase shall be made by majority vote of the Independent Directors, pursuant to Section 141(a) of the General Corporation Law of the State of Delaware.

Eleventh:In the event any term, provision, sentence or paragraph of the Charter of the Corporation is declared by a court of competent jurisdiction to be invalid or unenforceable, such term, provision, sentence or paragraph shall be deemed severed from the remainder of the Charter, and the balance of the Charter shall remain in effect and be enforced to the fullest extent permitted by law and shall be construed to preserve the intent and purposes of the Charter. Any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term, provision, sentence or paragraph of the Charter in any other jurisdiction.

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Appendix E

IN WITNESS WHEREOF, I have made and signed this Certificate this 8th day of May, 2009, and affirm the statements contained herein are true under penalties of perjury.

Name:	David Simon
Title:	Chairman of the Board and
Chief Executive Officer

ATTEST:

Name:	James M. Barkley
Title:	Secretary

RESTATED CERTIFICATE OF INCORPORATION OF SIMON PROPERTY GROUP, INC.

SIGNATURE PAGE

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Appendix E

EXHIBIT A

TO RESTATED CERTIFICATE OF INCORORATION

CERTIFICATE OF DESIGNATIONS OF

6% SERIES I CONVERTIBLE PERPETUAL PREFERRED STOCK

of

SIMON PROPERTY GROUP, INC.

Pursuant to Section 151 of the General

Corporation Law of the State of Delaware

The following resolutions were duly adopted by the Board of Directors (the “Board of Directors”) of Simon Property Group, Inc., a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware:

WHEREAS, the Board of Directors of the Corporation is authorized, within the limitations and restrictions stated in the Restated Certificate of Incorporation of the Corporation, as amended from time to time (the "Charter"), to provide by resolution or resolutions for the issuance of shares of preferred stock of the Corporation, in one or more series with such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such series of preferred stock as may be adopted from time to time by the Board of Directors;

WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation and its stockholders to designate a new series of preferred stock of the Corporation; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of preferred stock and the number of shares constituting such series;

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to Article Fourth of the Charter (which authorizes 100,000,000 shares of Preferred Stock, par value $0.0001 per share (the "Preferred Stock")), and the authority conferred on the Board of Directors, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a new series of Preferred Stock; and be it further

RESOLVED, that each share of such new series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

Section 1.  Number and Designation. 19,000,000 shares of the Preferred Stock of the Corporation shall be designated as “6% Series I Convertible Perpetual Preferred Stock” (the "Series I Preferred Stock").

Section 2.  Certain Definitions.  As used in this Certificate, the following terms shall have the meanings defined in this Section 2.  Any capitalized term not otherwise defined herein shall have the meaning set forth in the Charter, unless the context otherwise requires:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person.  For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

“Agent Members” shall have the meaning assigned to it in Section 16(a) hereof.

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Appendix E

“Board of Directors” shall have the meaning assigned to it in the preamble to this Certificate and includes any duly authorized committee of such board.

“Business Day” means any day other than a Saturday, Sunday or a day on which state or U.S. federally chartered banking institutions in New York, New York are not required to be open.

“Capital Stock” of any Person means any and all shares, interests, participations or other equivalents however designated of corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person and any rights (other than debt securities convertible or exchangeable into an equity interest), warrants or options to acquire an equity interest in such Person.

“Certificate” means this Certificate of Designations.

“Change of Control” means the occurrence of any of the following events:

(a)  any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) acquires beneficial ownership (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, through a purchase, merger or other acquisition transaction, of more than 50% of the total voting power of the Corporation’s total outstanding voting stock other than an acquisition by the Corporation, any of its subsidiaries or any of the Corporation’s employee benefit plans;

(b)  the Corporation consolidates with, or merges with or into, another Person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with, or merges with or into, the Corporation, other than:  (i) any transaction pursuant to which holders of the Corporation’s Capital Stock immediately prior to the transaction have the entitlement to exercise, directly or indirectly, more than 50% of the total voting power of all shares of Capital Stock entitled to vote generally in the election of directors of the continuing or surviving person immediately after the transaction and (ii) any merger solely for the purpose of changing the Corporation’s jurisdiction of incorporation and resulting in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity;

(c)  during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of the Corporation (together with any new directors whose election to such Board of Directors of the Corporation, or whose nomination for election by the stockholders of the Corporation, was approved by a vote of a majority of the directors of the Corporation then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Corporation then in office; or

(d)  the Corporation adopts a plan of liquidation or dissolution.

“Change of Control Purchase Date” shall have the meaning assigned to it in Section 11(a) hereof.

“Charter” shall have the meaning assigned to it in the preamble to this Certificate.

“Closing Sale Price” of the shares of Common Stock or other Capital Stock or similar equity interests on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal United States securities exchange on which shares of Common Stock or such other Capital Stock or similar equity interests are traded or, if the shares of Common Stock or such other capital stock or similar equity interests are not listed on a United States national or regional securities exchange, as reported by Nasdaq or by the National Quotation Bureau Incorporated.  In the absence of such quotations, the Board of Directors of the Corporation shall be entitled to determine the

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Appendix E

Closing Sale Price on the basis it considers appropriate, which determination shall be conclusive.  The Closing Sale Price shall be determined without reference to any extended or after hours trading.

“Common Stock” means any stock of any class of the Corporation that has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and that is not subject to redemption by the Corporation.  Subject to the provisions of Section 9, however, shares issuable on conversion of the Series I Preferred Stock shall include only shares of the class designated as “Common Stock” (which, for the avoidance of doubt, shall not include shares of the classes designated as “Class B Common Stock” or “Class C Common Stock”) of the Corporation in the Charter at the date of this Certificate or shares of any class or classes resulting from any reclassification or reclassifications thereof and that have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation and which are not subject to redemption by the Corporation; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion that the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

“Conversion Agent” shall have the meaning assigned to it in Section 17(a) hereof.

“Conversion Price” per share of Series I Preferred Stock means, on any date, the Liquidation Preference divided by the Conversion Rate in effect on such date.

“Conversion Rate” per share of Series I Preferred Stock means 0.783 of a share of Common Stock, subject to adjustment pursuant to Section 8 hereof.

“Corporation” shall have the meaning assigned to it in the preamble to this Certificate, and shall include any successor to such Corporation.

“Current Market Price” means the average of the daily Closing Sale Prices per share of Common Stock for the ten consecutive Trading Days ending on the earlier of such date of determination and the day before the ex-date with respect to the issuance, distribution, subdivision or combination requiring such computation immediately prior to the date in question.  For purpose of this paragraph, the term “ex-date,” (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades, regular way, on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution, and (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades, regular way, on such exchange or in such market after the time at which such subdivision or combination becomes effective.

“Depositary” means DTC or its successor depositary.

“Distributed Property” shall have the meaning assigned to it in Section 8(d) hereof.

“Dividend Payment Date” means February 28, May 31, August 31 and November 30 of each year, commencing November 30, 2004, or if any such date is not a Business Day, on the next succeeding Business Day.

“Dividend Period” means the period beginning on, and including, a Dividend Payment Date and ending on, and excluding, the immediately succeeding Dividend Payment Date.

“DTC” means The Depository Trust Company, New York, New York.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means the amount which a willing buyer would pay a willing seller in an arm’s-length transaction.

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Appendix E

“Global Preferred Shares” shall have the meaning assigned to it in Section 16(a) hereof.

“Global Shares Legend” shall have the meaning assigned to it in Section 16(a) hereof.

“Junior Stock” shall have the meaning assigned to it in Section 3(a) hereof.

“Liquidation Preference” shall have the meaning assigned to it in Section 5(a) hereof.

“Officer” means the Chairman or Co-Chairman of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Corporation.

“Outstanding” means, when used with respect to Series I Preferred Stock, as of any date of determination, all shares of Series I Preferred Stock outstanding as of such date; provided, however, that, if such Series I Preferred Stock is to be redeemed, notice of such redemption has been duly given pursuant to this Certificate and the Paying Agent holds, in accordance with this Certificate, money sufficient to pay the Redemption Price for the shares of Series I Preferred Stock to be redeemed, then immediately after such Redemption Date such shares of Series I Preferred Stock shall cease to be Outstanding; provided further that, in determining whether the holders of Series I Preferred Stock have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, Series I Preferred Stock owned by the Corporation or its Affiliates shall be deemed not to be Outstanding, except that, in determining whether the Registrar shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Series I Preferred Stock which the Registrar has actual knowledge of being so owned shall be deemed not to be Outstanding.

“Parity Stock” shall have the meaning assigned to it in Section 3(b) hereof.

“Paying Agent” shall have the meaning assigned to it in Section 17(a) hereof.

“Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Preferred Stock” shall have the meaning assigned to it in the preamble to this Certificate.

“Purchase Price” means an amount equal to 100% of the Liquidation Preference per share of Series I Preferred Stock being purchased, plus an amount equal to any accumulated and unpaid dividends, if any (whether or not declared), thereon to, but excluding, the Change of Control Purchase Date; provided that if a Change of Control Purchase Date falls after a Record Date and on or prior to the corresponding Dividend Payment Date, the Purchase Price will only be an amount equal to the Liquidation Preference per share of Series I Preferred Stock being purchased and will not include any amount in respect of dividends declared and payable on such corresponding Dividend Payment Date.

“Record Date” means (i) not more than 60 days and not less than 10 days preceding the applicable Dividend Payment Date, as shall be fixed by the Board of Directors and (ii) solely for the purpose of adjustments to the Conversion Rate pursuant to Section 8, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

“Redemption Date” means a date that is fixed for redemption of the Series I Preferred Stock by the Corporation in accordance with Section 6 hereof.

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Appendix E

“Redemption Price” means an amount equal to 100% of the Liquidation Preference per share of Series I Preferred Stock being redeemed, plus an amount equal to all accumulated and unpaid dividends, if any (whether or not declared), thereon to, but excluding, the Redemption Date; provided that if the Redemption Date shall occur after a Record Date and before the related Dividend Payment Date, the Redemption Price shall be only an amount equal to the Liquidation Preference per share of Series I Preferred Stock being redeemed and will not include any amount in respect of dividends declared and payable on such corresponding Dividend Payment Date.

“Registrar” shall have the meaning assigned to it in Section 14 hereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Senior Stock” shall have the meaning assigned to it in Section 3(c) hereof.

“Series I Preferred Stock” shall have the meaning assigned to it in Section 1 hereof.

“Series I Preferred Stock Director” shall have the meaning assigned to it in Section 12(c) hereof.

“Trading Day” means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on Nasdaq or, if the Common Stock is not quoted on Nasdaq, on the principal other market on which the Common Stock is then traded.

“Transfer Agent” shall have the meaning assigned to it in Section 14 hereof.

Section 3.  Rank.  The Series I Preferred Stock shall, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank:

(a)  senior to the Common Stock, the Class B Common Stock and the Class C Common Stock and any other class or series of Capital Stock of the Corporation, the terms of which expressly provide that such class or series ranks junior to the Series I Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the "Junior Stock");

(b)  on a parity with the 6.50% Series A Convertible Preferred Stock, 6.50% Series B Convertible Preferred Stock, 6.50% Series A Excess Preferred Stock, 6.50% Series B Excess Preferred Stock, 7% Series C Cumulative Convertible Preferred Stock, 8% Series D Cumulative Redeemable Preferred Stock, 8% Series E Cumulative Redeemable Preferred Stock, 8¾% Series F Cumulative Redeemable Preferred Stock, 7.89% Series G Cumulative Step-Up Premium Rate Preferred Stock, Series H Variable Rate Preferred Stock, 8⅜% Series J Cumulative Redeemable Preferred Stock, and any other class or series of Capital Stock of the Corporation which are not by their terms Junior Stock or Senior Stock (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the "Parity Stock"); and

(c)  junior to each class or series of Capital Stock of the Corporation, the terms of which expressly provide that such class or series ranks Senior to the Series I Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such Capital Stock, the "Senior Stock").

Section 4.  Dividends.

(a)  Holders of Series I Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends, cash dividends on each share of Series I Preferred Stock at the annual rate of 6% of the Liquidation Preference per share.  Such dividends shall be payable in arrears in equal amounts quarterly on each Dividend Payment Date, beginning November 30, 2004,

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Appendix E

in preference to and in priority over dividends on any Junior Stock but subject to the rights of any holders of Senior Stock or Parity Stock.

(b)  Dividends shall be cumulative from the initial date of issuance or the last Dividend Payment Date for which accumulated dividends were paid, whichever is later, whether or not funds of the Corporation are legally available for the payment of such dividends.  Each such dividend shall be payable to the holders of record of shares of the Series I Preferred Stock, as they appear on the Corporation’s stock register at the close of business on a Record Date.  Accumulated and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date, not more than 60 days preceding the payment date thereof, as may be fixed by the Board of Directors.

(c)  Accumulated and unpaid dividends for any past Dividend Period (whether or not declared) shall cumulate at the annual rate of 6% and shall be payable in the manner set forth in this Section 4.

(d)  The amount of dividends payable for each full Dividend Period for the Series I Preferred Stock shall be computed by dividing the annual dividend rate by four.  The amount of dividends payable for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, on the Series I Preferred Stock shall be computed on the basis of 30-day months and a 12-month year.  Holders of Series I Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series I Preferred Stock.

(e)  No dividend shall be declared or paid, or funds set apart for the payment of any dividend or other distribution, whether in cash, obligations or shares of Capital Stock of the Corporation or other property, directly or indirectly, upon any shares of Junior Stock or Parity Stock, nor shall any shares of Junior Stock or Parity Stock be redeemed, repurchased or otherwise acquired for consideration by the Corporation through a sinking fund or otherwise, unless all accumulated and unpaid dividends (whether or not declared), if any, through the most recent Dividend Payment Date (whether or not there are funds of the Corporation legally available for the payment of dividends) on the shares of Series I Preferred Stock and any Parity Stock have been paid in full or set apart for payment;  provided, however,  that, notwithstanding any provisions of this Section 4(e) to the contrary, the Corporation may redeem, repurchase or otherwise acquire for consideration Series I Preferred Stock and Parity Stock pursuant to a purchase or exchange offer made on the same terms to all holders of such Series I Preferred Stock and Parity Stock.  When dividends are not paid in full, as aforesaid, upon the shares of Series I Preferred Stock, all dividends declared on the Series I Preferred Stock and any other Parity Stock shall be paid either (A) pro rata so that the amount of dividends so declared on the shares of Series I Preferred Stock and each such other class or series of Parity Stock shall in all cases bear to each other the same ratio as accumulated dividends on the shares of Series I Preferred Stock and such class or series of Parity Stock bear to each other or (B) on another basis that is at least as favorable to the holders of the Series I Preferred Stock entitled to receive such dividends.

Section 5.  Liquidation Preference.

(a)  In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the Corporation’s assets (whether capital or surplus) shall be made to or set apart for the holders of Junior Stock, holders of Series I Preferred Stock shall be entitled to receive $50.00 per share of Series I Preferred Stock (the "Liquidation Preference") plus an amount equal to all dividends (whether or not declared) accumulated and unpaid thereon to the date of final distribution to such holders, but shall not be entitled to any further payment or other participation in any distribution of the assets of the Corporation.  If, upon any liquidation, dissolution or winding-up of the Corporation, the Corporation’s assets, or proceeds thereof, distributable among the holders of Series I Preferred Stock are insufficient to pay in full the preferential amount aforesaid and liquidating payments on any Parity Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series I Preferred Stock and any other Parity Stock ratably in proportion to the respective amounts that would be payable on such shares of Series I Preferred Stock and any such other Parity Stock if all amounts payable thereon were paid in full.

(b)  Neither the voluntary sale, conveyance, exchange or transfer, for cash, shares of stock, securities or other consideration, of all or substantially all of the Corporation’s property or assets, nor the consolidation,

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Appendix E

merger or amalgamation of the Corporation with or into any corporation or the consolidation, merger or amalgamation of any corporation with or into the Corporation shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

(c)  After payment has been made in full to the holders of the Series I Preferred Stock, as provided in this Section 5, holders of Series I Preferred Stock shall have no right or claim to any remaining assets of the Corporation.

Section 6.  Optional Redemption of the Series I Preferred Stock.  Shares of Series I Preferred Stock shall be redeemable by the Corporation in accordance with this Section 6.

(a)  The Corporation may not redeem any shares of Series I Preferred Stock before October 14, 2009.  On or after October 14, 2009, the Corporation shall have the option to redeem, subject to Section 6(j) hereof, for cash only (i) some or all the shares of Series I Preferred Stock at the Redemption Price, but only if the Closing Sale Price of the Common Stock for 20 Trading Days within a period of 30 consecutive Trading Days ending on the Trading Day prior to the date the Corporation gives notice of such redemption pursuant to this Section 6 exceeds 130% of the Conversion Price in effect on each such Trading Day and (ii) all the Outstanding shares of Series I Preferred Stock at the Redemption Price, but only if, on any Dividend Payment Date, the total number of Outstanding shares of Series I Preferred Stock is less than 15% of the total number of Outstanding shares of Series I Preferred Stock on October 14, 2004.

(b)  In the event the Corporation elects to redeem shares of Series I Preferred Stock, the Corporation shall:

(i)  send a written notice to the Registrar and Transfer Agent of the Redemption Date, stating the number of shares to be redeemed and the Redemption Price, at least 35 days before the Redemption Date (unless a shorter period shall be satisfactory to the Registrar and Transfer Agent);

(ii)  send a written notice by first class mail to each holder of record of the Series I Preferred Stock at such holder’s registered address, not fewer than 20 nor more than 90 days prior to the Redemption Date, stating:

(A)  the Redemption Date;

(B)  the Redemption Price;

(C)  the Conversion Price and the Conversion Rate;

(D)  the name and address of the Paying Agent and Conversion Agent;

(E)  that shares of Series I Preferred Stock called for redemption may be converted at any time before 5:00 p.m., New York City time on the second Business Day immediately preceding the Redemption Date;

(F)  that holders who want to convert shares of the Series I Preferred Stock must satisfy the requirements set forth in Section 7 of this Certificate;

(G)  that shares of the Series I Preferred Stock called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

(H)  if fewer than all the Outstanding shares of the Series I Preferred Stock are to be redeemed by the Corporation, the number of shares to be redeemed;

(I)  that, unless the Corporation defaults in making payment of such Redemption Price, dividends in respect of the shares of Series I Preferred Stock called for redemption will cease to accumulate on and after the Redemption Date;

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Appendix E

(J)  the CUSIP number of the Series I Preferred Stock; and

(K)  any other information the Corporation wishes to present; and

(iii)  (A) issue a press release containing such information and (B) publish such information on the Corporation’s web site on the World Wide Web.

(c)  If the Corporation gives notice of redemption, then, by 12:00 p.m., New York City time, on the Redemption Date, to the extent sufficient funds are legally available, the Corporation shall, with respect to:

(i)  shares of the Series I Preferred Stock held by DTC or its nominees, deposit or cause to be deposited, irrevocably with DTC, cash sufficient to pay the Redemption Price and shall give DTC irrevocable instructions and authority to pay the Redemption Price to holders of such shares of the Series I Preferred Stock; and

(ii)  shares of the Series I Preferred Stock held in certificated form, deposit or cause to be deposited, irrevocably with the Paying Agent, cash sufficient to pay the Redemption Price and shall give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to holders of such shares of the Series I Preferred Stock upon surrender of their certificates evidencing their shares of the Series I Preferred Stock.

(d)  If on the Redemption Date, DTC and/or the Paying Agent holds or hold money sufficient to pay the Redemption Price for the shares of Series I Preferred Stock delivered for redemption as set forth herein, dividends shall cease to accumulate as of the Redemption Date on those shares of the Series I Preferred Stock called for redemption and all rights of holders of such shares shall terminate, except for the right to receive the Redemption Price pursuant to this Section 6.

(e)  Payment of the Redemption Price for shares of the Series I Preferred Stock is conditioned upon book-entry transfer or physical delivery of certificates representing the Series I Preferred Stock, together with necessary endorsements, to the Paying Agent at any time after delivery of the notice of redemption.

(f)  Payment of the Redemption Price for shares of the Series I Preferred Stock will be made (1) on the Redemption Date, if book-entry transfer or physical delivery of the Series I Preferred Stock has been made by or on the Redemption Date, or (2) if book-entry transfer or physical delivery of the Series I Preferred Stock has not been made by or on the Redemption Date, at the time of such transfer or delivery.  If any shares of Series I Preferred Stock selected for partial redemption are submitted for conversion in part after such selection, such shares submitted for conversion shall be deemed (so far as may be possible) to be a portion of the shares selected for redemption.

(g)  If the Redemption Date falls after a Record Date and before the related Dividend Payment Date, holders of the shares of Series I Preferred Stock at the close of business on that Record Date shall be entitled to receive the dividend payable on those shares on the corresponding Dividend Payment Date.

(h)  If fewer than all the Outstanding shares of Series I Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be selected by lot, on a pro rata basis (with any fractional shares being rounded to the nearest whole share), or by any other method as may be determined by the Board of Directors to be fair and appropriate.

(i)  Upon surrender of a certificate or certificates representing shares of the Series I Preferred Stock that is or are redeemed in part, the Corporation shall execute, and the Transfer Agent shall authenticate and deliver to the holder, a new certificate or certificates representing shares of the Series I Preferred Stock in an amount equal to the unredeemed portion of the shares of Series I Preferred Stock surrendered for partial redemption.

(j)  Notwithstanding the foregoing provisions of this Section 6, unless full cumulative dividends (whether or not declared) on all Outstanding shares of Series I Preferred Stock and Parity Stock have been paid or set apart for payment for all Dividend Periods terminating on or before the Redemption Date, none of the shares of

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Appendix E

Series I Preferred Stock shall be redeemed, and no sum shall be set aside for such redemption, unless pursuant to a purchase or exchange offer made on the same terms to all holders of Series I Preferred Stock and any Parity Stock.

Section 7.  Conversion.

(a)  Right to Convert.  Each share of Series I Preferred Stock shall be convertible, only on or after the occurrence of the conversion triggering events described in Section 7(b), into a number of fully paid and non-assessable shares of Common Stock equal to the Conversion Rate in effect at such time.  Notwithstanding the foregoing, if any shares of Series I Preferred Stock are to be redeemed pursuant to Section 6, such conversion right shall cease and terminate, as to the shares of the Series I Preferred Stock to be redeemed, at 5:00 p.m., New York City time, two Business Days immediately preceding the Redemption Date, unless the Corporation shall default in the payment of the Redemption Price therefor, as provided herein.

(b)  A holder may surrender shares of Series I Preferred Stock for conversion into shares of Common Stock:

(i)  if called for redemption pursuant to Section 6 hereof;

(ii)  if the Corporation is a party to a Change of Control, in which case each share of Series I Preferred Stock may be surrendered for conversion at any time from and after the date that is 15 days prior to the anticipated effective date of the Change of Control until 15 days after the actual date of such Change of Control and, at such effective date, the right to convert the Series I Preferred Stock into shares of Common Stock shall be changed into a right to convert such Series I Preferred Stock into the kind and amount of cash, securities or other property of the Corporation or another Person that the holder would have received if the holder had converted such Series I Preferred Stock immediately prior to the transaction; or

(iii)  during any fiscal quarter after the fiscal quarter ending December 31, 2004 (and only during such fiscal quarter) if the Closing Sale Price of Common Stock for at least 20 Trading Days in a period of 30 consecutive Trading Days ending on the last Trading Day of the immediately preceding fiscal quarter is more than 125% of the Conversion Price on such Trading Day.  If this Closing Sale Price condition is not satisfied at the end of any fiscal quarter, then conversion pursuant to this Section 7(b)(iii) will not be permitted in the following fiscal quarter.  The Company shall determine for each Trading Day during the 30 consecutive Trading Day period specified in this Section 7(b)(iii) whether the Closing Sale Price exceeds 125% of the Conversion Price and whether the Series I Preferred Stock shall be convertible as a result of the occurrence of the event set forth in this Section 7(b)(iii).  Upon determination that holders of Series I Preferred Stock are or will be entitled to convert their Preferred Stock into Common Stock in accordance with the provisions of Section 7(b)(iii), the Company will mail a written notice to the holders thereof and issue a press release within five Business Days thereafter and publish such information on its website on the World Wide Web.

(c)  Conversion Procedures.  Conversion of shares of the Series I Preferred Stock may be effected by any holder thereof upon the surrender to the Corporation, at the principal office of the Corporation or at the office of the Conversion Agent as may be designated by the Board of Directors, of the certificate or certificates for such shares of the Series I Preferred Stock to be converted accompanied by a complete and manually signed Notice of Conversion (as set forth in the form of Series I Preferred Stock certificate attached hereto) along with (A) appropriate endorsements and transfer documents as required by the Registrar or Conversion Agent and (B) if required pursuant to Section 7(d), funds equal to the dividend payable on the next Dividend Payment Date.  In case such Notice of Conversion shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock in such name or names (or proof that no such taxes are payable).  Other than such taxes, the Corporation shall pay any documentary, stamp or similar issue or transfer taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of the Series I Preferred Stock pursuant hereto.  The conversion of the Series I Preferred Stock will be deemed to have been made as of the close of business on the date (the "Conversion Date") such certificate or certificates have been surrendered and such Notice of Conversion received and all required transfer taxes, if any, paid (or the demonstration to the satisfaction of the Corporation that such taxes have been paid).  Promptly (but no later than five Business Days)

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Appendix E

following the Conversion Date, the Corporation shall deliver or cause to be delivered (1) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of the Series I Preferred Stock being converted (or such holder’s transferee) shall be entitled, free and clear of all liens and encumbrances, and (2) if less than the full number of shares of the Series I Preferred Stock evidenced by the surrendered certificate or certificates is being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares being converted.  As of the close of business on the Conversion Date, the rights of the holder of the Series I Preferred Stock as to the shares being converted shall cease except for the right to receive shares of Common Stock and the Person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.  Anything herein to the contrary notwithstanding, in the case of Global Preferred Shares, Notices of Conversion may be delivered to, and shares of the Series I Preferred Stock representing beneficial interests in respect of such Global Preferred Shares may be surrendered for conversion in accordance with the applicable procedures of, the Depositary as in effect from time to time.

(d)  Dividend and Other Payments Upon Conversion.  If a holder of shares of Series I Preferred Stock exercises conversion rights, such shares will cease to accumulate dividends as of the end of the day immediately preceding the Conversion Date.  On conversion of the Series I Preferred Stock, except for conversion during the period from the close of business on any Record Date corresponding to a Dividend Payment Date to the close of business on the Business Day immediately preceding such Dividend Payment Date, in which case the holder on such Dividend Record Date shall receive the dividends payable on such Dividend Payment Date, accumulated and unpaid dividends on the converted shares of Series I Preferred Stock shall not be cancelled, extinguished or forfeited, but rather shall be deemed to be paid in full to the holder thereof through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) in exchange for the Series I Preferred Stock being converted pursuant to the provisions hereof.  Shares of the Series I Preferred Stock surrendered for conversion after the close of business on any Record Date for the payment of dividends declared and before the opening of business on the Dividend Payment Date corresponding to that Record Date must be accompanied by a payment to the Corporation in cash of an amount equal to the dividend payable in respect of those shares on such Dividend Payment Date;  provided  that a holder of shares of the Series I Preferred Stock on a Record Date who converts such shares into shares of Common Stock on the corresponding Dividend Payment Date shall be entitled to receive the dividend payable on such shares of the Series I Preferred Stock on such Dividend Payment Date, and such holder need not include payment to the Corporation of the amount of such dividend upon surrender of shares of the Series I Preferred Stock for conversion.  Notwithstanding the foregoing, if shares of the Series I Preferred Stock are converted during the period between the close of business on any Record Date and the opening of business on the corresponding Dividend Payment Date and the Corporation has called such shares of the Series I Preferred Stock for redemption during such period, or the Corporation has designated a Change of Control Purchase Date during such period, then, in each case, the holder who tenders such shares for conversion shall receive the dividend payable on such Dividend Payment Date and need not include payment of the amount of such dividend upon surrender of shares of the Series I Preferred Stock for conversion.

(e)  Fractional Shares.  In connection with the conversion of any shares of the Series I Preferred Stock, no fractions of shares of Common Stock shall be issued, but the Corporation shall pay a cash adjustment in respect of any fractional interest in an amount equal to the fractional interest multiplied by the Closing Sale Price of the Common Stock on the Conversion Date, rounded to the nearest whole cent.

(f)  Total Shares.  If more than one share of the Series I Preferred Stock shall be surrendered for conversion by the same holder at the same time, the number of full shares of Common Stock issuable on conversion of those shares shall be computed on the basis of the total number of shares of the Series I Preferred Stock so surrendered.

(g)  Reservation of Shares; Compliance with Governmental Requirements; Listing of Common Stock; Shares to be Fully Paid.   The Corporation shall:

(i)  at all times reserve and keep available, free from preemptive rights, for issuance upon the conversion of shares of the Series I Preferred Stock such number of its authorized but unissued shares of

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Appendix E

Common Stock as shall from time to time be sufficient to permit the conversion of all Outstanding shares of the Series I Preferred Stock;

(ii)  prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series I Preferred Stock, comply with all applicable federal and state laws and regulations that require action to be taken by the Corporation in connection with such delivery;

(iii)  use its commercially reasonable best efforts to ensure that all shares of Common Stock delivered upon conversion of the Series I Preferred Stock will, upon delivery, be listed on the New York Stock Exchange (or such other national exchange, if any, on which the Common Stock is then listed); and

(iv)  ensure that all shares of Common Stock delivered upon conversion of the Series I Preferred Stock will, upon delivery, be duly and validly issued and fully paid and nonassessable, free of all liens and charges and not subject to any preemptive rights.

Section 8.  Conversion Rate Adjustments.  The Conversion Rate shall be adjusted from time to time by the Corporation in accordance with the provisions of this Section 8.

(a)  If the Corporation shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Rate in effect at the opening of business on the date following the Record Date shall be increased by multiplying such Conversion Rate by a fraction,

(i)  the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on such Record Date and the total number of shares of Common Stock constituting such dividend or other distribution; and

(ii)  the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on such Record Date.

Such increase shall become effective immediately after the opening of business on the day following such Record Date.  If any dividend or distribution of the type described in this Section 8(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

(b)  If the Corporation shall issue rights, options or warrants to all holders of any class of Common Stock entitling them (for a period expiring within forty-five (45) days after the Record Date) to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share) less than the Current Market Price on the Record Date, other than issuances that are subject to certain triggering events (until such time as such triggering events occur), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to such Record Date by a fraction,

(i)  the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on such Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible securities so offered are convertible); and

(ii)  the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on such Record Date plus the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase (or the aggregate conversion price of the convertible securities so offered) would purchase at such Current Market Price.

Such adjustment shall become effective immediately after the opening of business on the day following such Record Date.  In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Corporation for such rights, options or warrants and any amount payable on exercise or conversion

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Appendix E

thereof; the Fair Market Value of such consideration, if other than cash, to be determined by the Board of Directors, whose determination shall be conclusive.

(c)  If the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in the event outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced; such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(d)  If the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of Capital Stock of the Corporation (other than any dividends or distributions to which Section 8(a) applies) or evidences of its indebtedness or assets (including securities, but excluding (i) any rights or warrants referred to in Section 8(b) or (ii) any dividend or distribution (x) paid exclusively in cash or (y) referred to in Section 8(a)) (any of the foregoing hereinafter referred to in this Section 8(d) as the "Distributed Property"), then, in each such case, the Conversion Rate shall be adjusted so that the same shall be equal to the rate determined by multiplying the Conversion Rate in effect on the Record Date with respect to such distribution by a fraction,

(i)  the numerator of which shall be the Current Market Price on such Record Date; and

(ii)  the denominator of which shall be the Current Market Price on such Record Date less the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on such Record Date of the portion of the Distributed Property applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on such Record Date).

Such adjustment shall become effective immediately prior to the opening of business on the day following such Record Date;  provided  that if the then Fair Market Value (as so determined by the Board of Directors) of the portion of the Distributed Property applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Series I Preferred Stock shall have the right to receive upon conversion the amount of Distributed Property such holder would have received had such holder converted each share of its Series I Preferred Stock on the Record Date.  To the extent that any of the Distributed Property is not distributed, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustment made been made on the basis of only the Distributed Property actually distributed.  If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.  If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 8(d) by reference to the trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable Record Date.

Rights or warrants distributed by the Corporation to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Corporation’s Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):  (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 8(d) (and no adjustment to the Conversion Rate under this Section 8(d) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 8(d).  If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Certificate, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and

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Appendix E

record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof).  In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 8(d) was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise thereof, the Conversion Rate shall be readjusted as if such expired or terminated rights and warrants had not been issued.

For purposes of Section 8(a), Section 8(b) and this Section 8(d), any dividend or distribution to which this Section 8(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of Capital Stock other than such shares of Common Stock or rights or warrants, as to which any Conversion Rate adjustment required by this Section 8(d) with respect to such dividend or distribution shall then be made, immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants, as to which any further Conversion Rate adjustment required by Sections 8(a) and 8(b) with respect to such dividend or distribution shall then be made, except any shares of Common Stock included in such dividend or distribution shall not be deemed “outstanding at the close of business on such Record Date” within the meaning of Sections 8(a) and 8(b).

(e)  If the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock cash, excluding (i) any dividend or distribution in connection with the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, and (ii) any quarterly cash dividend on its Common Stock to the extent that the aggregate amount of cash distributions per share of Common Stock in any quarter does not exceed $0.65 (the "Dividend Threshold Amount"), then, in such case, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on such Record Date by a fraction,

(i)  the numerator of which shall be the Current Market Price on such Record Date less the Dividend Threshold Amount (as such Dividend Threshold Amount may be adjusted pursuant to this Section 8(e)); and

(ii)  the denominator of which shall be the Current Market Price on such Record Date less the amount of cash so distributed applicable to one share of Common Stock.

Such adjustment shall be effective immediately prior to the opening of business on the day following the Record Date; provided  that if the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of Series I Preferred Stock shall have the right to receive upon conversion the amount of cash such holder would have received had such holder converted each share of Series I Preferred Stock on the Record Date.  To the extent that such dividend or distribution is not made, the Conversion Rate shall be readjusted to the Conversion Rate that would then be in effect had the adjustment made been made on the basis of only the dividend or distribution actually made.  If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.  The Dividend Threshold Amount shall be adjusted inversely proportional to the adjustments to the Conversion Rate made pursuant to Sections 8(a), (b), (c) and (d) hereof.  Notwithstanding the foregoing, the Conversion Rate after giving effect to any adjustments under this Section 8(e) shall not exceed 0.9787 (as such number may be adjusted on a proportional basis of the Conversion Rate, other than any adjustment pursuant to this Section 8(e)).

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Appendix E

(f)  The Corporation may make such increases in the Conversion Rate in addition to those required by this Section 8 as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.  To the extent permitted by applicable law, the Corporation from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least 20 days and the increase is irrevocable during the period and the Board of Directors determines in good faith that such increase would be in the best interest of the Corporation.  Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Corporation shall mail to each holder of the Series I Preferred Stock at the address of such holder as it appears in the stock register a notice of the increase at least 15 days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

(g)  No adjustment in the Conversion Rate (other than any adjustment pursuant to Section 8(e) above) shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Rate then in effect;  provided, however,  that any adjustments that by reason of this Section 8(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 8 shall be made by the Corporation and shall be made to the nearest cent or to the nearest one-ten thousandth (1/10,000) of a share, as the case may be.  No adjustment need be made for rights to purchase Common Stock pursuant to a Corporation plan for reinvestment of dividends or interest or, except as set forth in this Section 8, for any issuance of Common Stock or securities convertible, exercisable or exchangeable into Common Stock.  To the extent the Series I Preferred Stock becomes convertible into cash, assets, property or securities (other than Capital Stock of the Corporation), subject to Section 9, no adjustment need be made thereafter to the Conversion Rate.  Interest will not accrue on any cash into which the Series I Preferred Stock may be convertible.

(h)  Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall promptly file with the Conversion Agent an Officer’s certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment.  Unless and until a responsible officer of the Conversion Agent shall have received such Officer’s certificate, the Conversion Agent shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect.  Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to each holder of Series I Preferred Stock at its last address appearing in the stock register within twenty (20) days after execution thereof.  Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

(i)  For purposes of this Section 8, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation (but the issuance of shares held in treasury shall be deemed to be an issuance for purposes of this Section 8), unless such treasury shares participate in any distribution or dividend that requires an adjustment pursuant to this Section 8, but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

Section 9.  Effect of Reclassification, Consolidation, Merger or Sale on Conversion Privilege.

(a)  If any of (i) any reclassification (other than a change in par value, or from par value to no par value, or from no par value to par value, and other than a subdivision or combination to which Section 8(c) applies) of the outstanding shares of Common Stock, (ii) any consolidation, merger or combination of the Corporation with another Person, in each case as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of all or substantially all of the properties and assets of the Corporation to any other Person as a result of which holders of Common Stock shall be entitled to receive stock, other securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then each share of Series I Preferred Stock shall be convertible into the kind and amount of shares of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock

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Appendix E

issuable upon conversion of such Series I Preferred Stock immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purposes of this Section 9 the kind and amount of stock, other securities or other property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

(b)  The Corporation shall cause notice of the application of this Section 9 to be delivered to each holder of the Series I Preferred Stock at the address of such holder as it appears in the stock register within twenty (20) days after the occurrence of any of the events specified in Section 9(a) and shall issue a press release containing such information and publish such information on its web site on the World Wide Web.  Failure to deliver such notice shall not affect the legality or validity of any conversion right pursuant to this Section 9.

(c)  The above provisions of this Section 9 shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances, and the provisions of Section 8 shall apply to any shares of Capital Stock received by the holders of Common Stock in any such reclassification, change, consolidation, merger, combination, sale or conveyance;  provided  that if this Section 9 applies to any event or occurrence, Section 8 shall not apply to such event or occurrence.

Section 10.  Rights Issued in Respect of Common Stock Issued Upon Conversion.  Each share of Common Stock issued upon conversion of the Series I Preferred Stock shall be entitled to receive the appropriate number of common stock or preferred stock purchase rights, as the case may be, if any, that shares of Common Stock are entitled to receive and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as may be provided by the terms of any shareholder rights agreement adopted by the Corporation, as the same may be amended from time to time.

Section 11.  Change of Control.

(a)  Repurchase Right.  If there shall occur a Change of Control, shares of Series I Preferred Stock shall be purchased, subject to satisfaction by or on behalf of any holder of the requirements set forth in Section 11(c), by the Corporation at the option of the holders thereof as of the date specified by the Corporation (the "Change of Control Purchase Date") that is not less than 30 calendar days nor more than 60 calendar days after the mailing of written notice of the Change of Control pursuant to Section 11(b) below.  The Purchase Price shall be paid in cash.

(b)  Notice to Holders.  As promptly as practicable thereafter but not later than 20 days after the occurrence of a Change of Control, the Corporation shall mail a written notice of the Change of Control to each holder, issue a press release containing such notice and publish such notice on its web site on the World Wide Web.  The Corporation shall also deliver a copy of the notice to the Transfer Agent.  The notice shall include the form of a Change of Control Purchase Notice (as defined in Section 11(c) below) to be completed by the holder and shall state:

(i)  the date of such Change of Control and, briefly, the events causing such Change of Control;

(ii)  the date by which the Change of Control Purchase Notice pursuant to this Section must be given;

(iii)  the Change of Control Purchase Date;

(iv)  the name and address of each Paying Agent and Conversion Agent;

(v)  the Conversion Rate and any adjustments thereto;

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Appendix E

(vi)  that Series I Preferred Stock as to which a Change of Control Purchase Notice has been given may not thereafter be converted into Common Stock; and

(vii)  the procedures that the holder of Series I Preferred Stock must follow to exercise rights under this Section 11.

If any of the Series I Preferred Stock is in the form of Global Preferred Shares, then the Corporation shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to the purchase of Global Preferred Shares.

(c)  Conditions to Purchase.

(i)  A holder of shares of Series I Preferred Stock may exercise its rights specified in Section 11(a) upon delivery of a written notice (which shall be in substantially the form included as Exhibit B to this Certificate and which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Preferred Shares, may be delivered electronically or by other means in accordance with the Depositary’s customary procedures) of the exercise of such rights (a "Change of Control Purchase Notice") to the Transfer Agent at any time prior to the close of business on the Business Day immediately before the Change of Control Purchase Date.  The Transfer Agent shall promptly notify the Corporation of the receipt of any Change of Control Purchase Notice.

(ii)  The delivery of such shares of Series I Preferred Stock to be purchased by the Corporation to the Transfer Agent (together with all necessary endorsements) at the office of the Transfer Agent, or the book-entry transfer of such shares, shall be a condition to the receipt by the holder of the Purchase Price.

(iii)  Any purchase by the Corporation contemplated pursuant to the provisions of this Section 11(c) shall be consummated by the delivery of the consideration to be received by the holder promptly following the later of the Change of Control Purchase Date and the time of delivery of such shares of Series I Preferred Stock to the Transfer Agent in accordance with this Section 11(c).

(d)  Global Preferred Shares.  Anything herein to the contrary notwithstanding, in the case of Global Preferred Shares, any Change of Control Purchase Notice may be delivered, and the shares of Series I Preferred Stock in respect of such Global Preferred Shares may be surrendered or delivered for purchase, in accordance with the applicable procedures of the Depositary as in effect from time to time.

(e)  Effect of Change of Control Purchase Notice.  Upon receipt by the Transfer Agent of the Change of Control Purchase Notice, the holder of the shares of Series I Preferred Stock in respect of which such Change of Control Purchase Notice was given shall thereafter be entitled to receive the Purchase Price with respect to such shares of Series I Preferred Stock, subject to 11(c) hereof.  Such Purchase Price shall be paid to such holder promptly on the later of (a) the Change of Control Purchase Date with respect to such shares of Series I Preferred Stock or (b) the time of delivery of such shares of Series I Preferred Stock to the Transfer Agent by the holder thereof in the manner required by this Section 11.  Shares of Series I Preferred Stock in respect of which a Change of Control Purchase Notice has been given by the holder thereof may not be converted into Common Stock on or after the date of the delivery of such Change of Control Purchase Notice

(f)  Deposit of Purchase Price.  Prior to 11:00 a.m. (New York City time) on the Change of Control Purchase Date, the Corporation shall deposit with the Paying Agent an amount of cash (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Purchase Price of all shares of Series I Preferred Stock or portions thereof which are to be purchased as of the Change of Control Purchase Date.  The manner in which the deposit required by this Section 11(f) is made by the Corporation shall be at the option of the Corporation,  provided ,  however , that such deposit shall be made in a manner such that the Paying Agent shall have immediately available funds on the Change of Control Purchase Date.  If the Paying Agent holds, on the Business Day following the Change of Control Purchase Date, cash sufficient to pay the Purchase Price of any shares of Series I Preferred Stock for which a Change of Control Purchase Notice has been tendered then, immediately after such Change of Control Purchase Date, such shares of Series I Preferred Stock will cease to

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Appendix E

be Outstanding, dividends will cease to accrue and all other rights of the holder in respect thereof shall terminate (other than the right to receive the Purchase Price as aforesaid).

(g)  Series I Preferred Stock Purchased in Part.  Upon surrender of a certificate or certificates representing shares of the Series I Preferred Stock that is or are purchased in part, the Corporation shall execute, and the Transfer Agent shall authenticate and deliver to the holder, a new certificate or certificates representing shares of the Series I Preferred Stock in an amount equal to the unpurchased portion of the shares of Series I Preferred Stock surrendered for partial purchase.

(h)  Repayment to the Corporation.  The Paying Agent shall return to the Corporation any cash that remains unclaimed for two years, subject to applicable unclaimed property law, together with interest, if any, thereon held by the Paying Agent for the payment of the Change of Control Purchase Price;  provided ,  however , that to the extent that the aggregate amount of cash deposited by the Corporation pursuant to this Section 11 exceeds the aggregate Purchase Price of the Series I Preferred Stock or portions thereof which the Corporation is obligated to purchase as of the Change of Control Purchase Date, then on the Business Day following the Change of Control Purchase Date, the Paying Agent shall return any such excess to the Corporation.  Thereafter, any holder entitled to payment must look to the Corporation for payment as general creditors, unless an applicable abandoned property law designates another Person.

(i)  The Corporation shall comply with any applicable provisions of Rule 13e-4 and any other tender offer rules under the Exchange Act (including, without limitation, any filing on Schedule TO or any other schedule) to the extent then applicable in connection with the repurchase rights of the holders of the Series I Preferred Stock pursuant to this Section 11.

Section 12.  Voting Rights.

(a)  The holders of record of shares of the Series I Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 12, as otherwise provided in the Charter, or as otherwise provided by law.

(b)  The affirmative vote of holders of at least two-thirds of the outstanding shares of the Series I Preferred Stock, voting as a single class in person or by proxy, at an annual meeting of the Corporation’s stockholders or at a special meeting called for the purpose, or by written consent in lieu of such a meeting, shall be required to alter, repeal or amend any provisions of the Charter or this Certificate, whether by merger, consolidation, combination, reclassification or otherwise (an "Event"), if the amendment would materially and adversely affect the rights, powers, or preferences of the holders of Series I Preferred Stock;  provided, however,  that (i) an Event will not be deemed to materially and adversely affect such rights, powers or preferences, in each such case, where each share of Series I Preferred Stock remains outstanding without a material change to its terms and rights or is converted into or exchanged for preferred stock of the surviving entity having preferences, conversion and other rights, privileges, voting powers, restrictions, limitations and terms or conditions of redemption thereof identical to that of a share of Series I Preferred Stock, (ii) any increase in the amount of the authorized Common Stock or currently authorized Parity Stock or the creation and issuance of any class or series of Common Stock, other Junior Stock or Parity Stock will not be deemed to materially and adversely affect such rights, powers or preferences; and (iii) the creation of, or increase in the authorized number of, shares of any class or series of Senior Stock shall be deemed to materially and adversely affect such rights, powers and preferences.

(c)  If at any time (1) dividends on any shares of Series I Preferred Stock or any other class or series of Parity Stock having like voting rights shall be in arrears for Dividend Periods, whether or not consecutive, containing in the aggregate a number of days equivalent to six calendar quarters or (2) the Corporation shall have failed to pay the Redemption Price when due or the Purchase Price when due, then, in each case, the holders of shares of Series I Preferred Stock (voting separately as a class with all other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) will be entitled to elect two of the authorized number of the Corporation’s directors (each, a "Series I Preferred Stock Director") at the next annual meeting of stockholders (or at a special meeting of the Corporation’s stockholders called for such purpose, whichever is earlier) and each subsequent meeting until the Redemption Price, Purchase Price or all dividends

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Appendix E

accumulated on the Series I Preferred Stock have been fully paid or set aside for payment.  Each Series I Preferred Stock Director shall be in addition to the number of directors constituting the Board of Directors immediately prior to the vesting of such right, and the Board of Directors shall take all necessary action to so expand the Board of Directors and cause the election of each Series I Preferred Stock Director.  The term of office of such Series I Preferred Stock Directors will terminate immediately upon the termination of the right of the holders of Series I Preferred Stock and such other Preferred Stock to vote for directors.  Each holder of shares of the Series I Preferred Stock will have one vote for each share of Series I Preferred Stock held.  At any time after voting power to elect directors shall have become vested and be continuing in the holders of the Series I Preferred Stock pursuant to this Section 12(c), or if a vacancy shall exist in the office of any Series I Preferred Stock Director, the Board of Directors may, and upon written request of the holders of record of at least 25% of the Outstanding Series I Preferred Stock addressed to the Chairman of the Board of Directors shall, call a special meeting of the holders of the Series I Preferred Stock (voting separately as a class with all other series of Preferred Stock upon which like voting rights have been conferred and are exercisable) for the purpose of electing the Series I Preferred Stock Director that such holders are entitled to elect.  At any meeting held for the purpose of electing a Series I Preferred Stock Director, the presence in person or by proxy of the holders of at least a majority of the Outstanding Series I Preferred Stock shall be required to constitute a quorum of such Series I Preferred Stock.  At any time after voting power to elect directors shall have become vested and be continuing in the holders of the Series I Preferred Stock pursuant to this Section 12(c), any vacancy occurring in the office of a Series I Preferred Stock Director may be filled by the remaining Series I Preferred Stock Director unless and until such vacancy shall be filled by the holders of the Series I Preferred Stock and all other Preferred Stock having like voting rights, as provided above.  The Series I Preferred Stock Directors shall agree, prior to their election to office, to resign upon any termination of the right of the holders of Series I Preferred Stock and other Preferred Stock having like voting rights to vote as a class for Series I Preferred Stock Directors as herein provided, and upon such termination, the Series I Preferred Stock Directors then in office shall forthwith resign.

Section 13.  Restrictions On Ownership.  The shares of Series I Preferred Stock shall be subject to the restrictions on transfer set forth in Article Ninth of the Charter of the Corporation.  Any transfer or attempted transfer in violation of the provisions of this Section 13 shall be null and void.

Section 14.  Transfer Agent and Registrar.  The duly appointed Transfer Agent (the “Transfer Agent”) and Registrar (the "Registrar") for the Series I Preferred Stock shall be Mellon Investor Services LLC.  The Corporation may, in its sole discretion, remove the Transfer Agent in accordance with the agreement between the Corporation and the Transfer Agent;  provided  that the Corporation shall appoint a successor transfer agent who shall accept such appointment prior to the effectiveness of such removal.

Section 15.  Currency.  All shares of Series I Preferred Stock shall be denominated in U.S. currency, and all payments and distributions thereon or with respect thereto shall be made in U.S. currency.  All references herein to "$" or "dollars" refer to U.S. currency.

Section 16.  Form.  The Series I Preferred Stock may be issued in the form of one or more permanent global shares of Series I Preferred Stock (each, a "Global Preferred Share") in definitive, fully registered form with the global legend (the "Global Shares Legend") as set forth on the form of Series I Preferred Stock certificate attached hereto as Exhibit A, which is hereby incorporated in and expressly made a part of this Certificate, in book-entry form maintained by the Registrar or as certificated shares of Series I Preferred Stock in registered form.  Any Global Preferred Shares may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Corporation is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Corporation).  Any Global Preferred Shares, if issued, shall be deposited on behalf of the holders of the Series I Preferred Stock represented thereby with the Registrar, at its New York office, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Corporation and countersigned and registered by the Registrar as hereinafter provided.  The aggregate number of shares represented by any Global Preferred Share may from time to time be increased or decreased by adjustments made on the records of the Registrar and the Depositary or its nominee as hereinafter provided.  This Section and Exhibit A shall apply only to a Global Preferred Share deposited with or on behalf of the Depositary.  To the extent any Series I Preferred Stock is issued in the form of one or more Global Preferred Shares, the Corporation shall execute and the Registrar shall, in accordance with this Section 16, countersign and deliver initially one or

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Appendix E

more Global Preferred Shares that (i) shall be registered in the name of Cede & Co. or other nominee of the Depositary and (ii) shall be delivered by the Registrar to Cede & Co. or pursuant to instructions received from Cede & Co. or held by the Registrar as custodian for the Depositary pursuant to an agreement between the Depositary and the Registrar.  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Certificate, with respect to any Global Preferred Share held on their behalf by the Depositary or by the Registrar as the custodian of the Depositary, or under such Global Preferred Share, and the Depositary may be treated by the Corporation, the Registrar and any agent of the Corporation or the Registrar as the absolute owner of such Global Preferred Share for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Corporation, the Registrar or any agent of the Corporation or the Registrar from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of the Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Share.  Owners of beneficial interests in Global Preferred Shares, if any, shall not be entitled to receive physical delivery of certificated shares of Series I Preferred Stock, unless (x) DTC is unwilling or unable to continue as Depositary for the Global Preferred Shares and the Corporation does not appoint a qualified replacement for DTC within 90 days, (y) DTC ceases to be a “clearing agency” registered under the Exchange Act or (z) the Corporation decides to discontinue the use of book-entry transfer through DTC (or any successor Depositary).  In any such case, any Global Preferred Shares shall be exchanged in whole for certificated shares of Series I Preferred Stock in registered form, with the same terms and of an equal aggregate Liquidation Preference.  Certificated shares of Series I Preferred Stock so issued shall be registered in the name or names of the Person or Persons specified by DTC in a written instrument to the Registrar.

(i)  An Officer shall sign any Global Preferred Shares for the Corporation, in accordance with the Corporation’s bylaws and applicable law, by manual or facsimile signature.

(ii)  If an Officer whose signature is on a Global Preferred Share no longer holds that office at the time the Transfer Agent authenticates such Global Preferred Share, such Global Preferred Share shall be valid nevertheless.

(iii)  A Global Preferred Share shall not be valid until an authorized signatory of the Transfer Agent manually countersigns such Global Preferred Share.  The signature shall be conclusive evidence that such Global Preferred Share has been authenticated under this Certificate.  Each Global Preferred Share shall be dated the date of its authentication.

Section 17.  Paying Agent and Conversion Agent.

(a)  The Corporation shall maintain in the Borough of Manhattan, City of New York, State of New York (i) an office or agency where Series I Preferred Stock may be presented for payment (the "Paying Agent") and (ii) an office or agency where Series I Preferred Stock may be presented for conversion (the "Conversion Agent").  The Transfer Agent shall act as Paying Agent and Conversion Agent, unless another Paying Agent or Conversion Agent is appointed by the Corporation.  The Corporation may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine.  The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent.  The Corporation may change any Paying Agent or Conversion Agent without prior notice to any holder.  The Corporation shall notify the Registrar of the name and address of any Paying Agent or Conversion Agent appointed by the Corporation.  If the Corporation fails to appoint or maintain another entity as Paying Agent or Conversion Agent, the Registrar shall act as such.  The Corporation or any of its Affiliates may act as Paying Agent, Registrar or Conversion Agent.

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Appendix E

(b)  Payments due on the Series I Preferred Stock shall be payable at the office or agency of the Corporation maintained for such purpose in The City of New York and at any other office or agency maintained by the Corporation for such purpose.  Payments shall be payable by U.S. dollar check drawn on, or wire transfer ( provided  that appropriate wire instructions have been received by the Registrar at least 15 days prior to the applicable date of payment) to a U.S. dollar account maintained by the holder with, a bank located in New York City;  provided  that at the option of the Corporation, payment of dividends may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Series I Preferred Stock register.  Notwithstanding the foregoing, payments due in respect of beneficial interests in the Global Preferred Shares shall be payable by wire transfer of immediately available funds in accordance with the procedures of the Depositary.

Section 18.  Headings.  The headings of the Sections of this Certificate are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

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Appendix E

IN WITNESS WHEREOF, Simon Property Group, Inc. has caused this Certificate of Designations to be signed this 13th  day of October 2004.

SIMON PROPERTY GROUP, INC.

By:	Stephen E. Sterrett
Name: Stephen E. Sterrett
Title: Executive Vice President and
Chief Financial Officer

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Appendix E

EXHIBIT A

FORM OF GLOBAL PREFERRED SHARE

Number:

Shares

CUSIP NO.:

6% Series I Convertible Perpetual Preferred Stock

(par value $0.0001 per share)

(liquidation preference $50.00 per share)

OF

SIMON PROPERTY GROUP, INC.

FACE OF SECURITY

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE CERTIFICATE OF DESIGNATIONS REFERRED TO BELOW.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

SIMON PROPERTY GROUP, INC., a Delaware corporation (the “Corporation”), hereby certifies that Cede & Co. or registered assigns (the "Holder") is the registered owner of fully paid and non-assessable shares of preferred stock of the Corporation designated the “6% Series I Convertible Perpetual Preferred Stock,” par value $0.0001 per share and liquidation preference $50.00 per share (the "Series I Preferred Stock").  The shares of Series I Preferred Stock are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.  The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Series I Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Certificate of Designations of the Corporation, dated                         , 200 , as the same may be amended from time to time in accordance with its terms (the "Certificate of Designations").  Capitalized terms used herein but not defined shall have the respective meanings given them in the Certificate of Designations.  The Corporation will provide a copy of the Certificate of Designations to a Holder without charge upon written request to the Corporation at its principal place of business.

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Appendix E

Reference is hereby made to select provisions of the Series I Preferred Stock set forth on the reverse hereof, and to the Certificate of Designations, which select provisions and the Certificate of Designations shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Certificate of Designations and is entitled to the benefits thereunder.

Unless the Transfer Agent’s Certificate of Authentication hereon has been properly executed, the shares of Series I Preferred Stock evidenced hereby shall not be entitled to any benefit under the Certificate of Designations or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, Simon Property Group, Inc. has executed this Certificate of Designations as of the date set forth below.

SIMON PROPERTY GROUP, INC.

By:
Name:
Title:

Dated:

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Appendix E

TRANSFER AGENT’S CERTIFICATE OF AUTHENTICATION

This is one of the certificates representing shares of Preferred Stock referred to in the within mentioned Certificate of Designations.

Mellon Investor Services LLC,
as Transfer Agent

By:
Name:
Title:

Dated:

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Appendix E

REVERSE OF SECURITY

SIMON PROPERTY GROUP, INC.

6% Series I Convertible Perpetual Preferred Stock

Dividends on each share of 6% Series I Convertible Perpetual Preferred Stock shall be payable in cash at a rate per annum set forth on the face hereof or as provided in the Certificate of Designations.

The shares of 6% Series I Convertible Perpetual Preferred Stock shall be redeemable as provided in the Certificate of Designations.  The shares of 6% Series I Convertible Perpetual Preferred Stock shall be convertible into the Corporation’s Common Stock in the manner and according to the terms set forth in the Certificate of Designations.  Upon a Change of Control, holders of shares of 6% Series I Convertible Perpetual Preferred Stock will have the right to require the Corporation to purchase such shares in the manner and according to the terms set forth in the Certificate of Designations.

As required under Delaware law, the Corporation shall furnish to any Holder upon request and without charge, a full summary statement of the designations, voting rights preferences, limitations and special rights of the shares of each class or series authorized to be issued by the Corporation so far as they have been fixed and determined.

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Appendix E

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of 6% Series I Convertible Perpetual Preferred Stock evidenced hereby to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints:

agent to transfer the shares of 6% Series I Convertible Perpetual Preferred Stock evidenced hereby on the books of the Transfer Agent and Registrar. The agent may substitute another to act for him or her.

Date:

Signature:

(Sign exactly as your name appears on the other side of this certificate for 6% Series I Convertible Perpetual Preferred Stock)

Signature Guarantee:                                                                      (1)

(1)

Signature must be guaranteed by an “eligible guarantor institution” (i.e., a bank, stockbroker, savings and loan association or credit union) meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

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Appendix E

NOTICE OF CONVERSION

(To be Executed by the Registered Holder

in Order to Convert the 6% Series I Convertible Perpetual Preferred Stock)

The undersigned hereby irrevocably elects to convert (the “Conversion”)              shares of 6% Series I Convertible Perpetual Preferred Stock (the "Series I Preferred Stock"), represented by stock certificate No(s).                (the "Series I Preferred Stock Certificates"), into shares of common stock, par value $0.0001 per share ("Common Stock"), of Simon Property Group, Inc. (the "Corporation") according to the conditions of the Certificate of Designations establishing the terms of the Series I Preferred Stock (the "Certificate of Designations"), as of the date written below.  If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates (unless it can be established that no such taxes are payable).  No fee will be charged to the holder for any conversion, except for transfer taxes, if any.  A copy of each Series I Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).

The Corporation is not required to issue shares of Common Stock (i) unless the conditions for conversion of the Series I Preferred Stock set forth in Section 7(b) of the Certificate of Designations have been satisfied and (ii) until the original Series I Preferred Stock Certificate(s) (or evidence of loss, theft or destruction thereof) to be converted are received by the Corporation or its Transfer Agent.  If the foregoing conditions have been satisfied, the Corporation shall issue and deliver shares of Common Stock to an overnight courier not later than two Business Days following receipt of the original Series I Preferred Stock Certificate(s) to be converted.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designations.

Date of Conversion:

Applicable Conversion Rate:

Number of Shares of 6% Series I Convertible Perpetual Preferred Stock to be Converted:

Number of Shares of Common Stock to be Issued:

Signature:

Name:

Address: (2)

Fax No.:

(2)	Address where shares of Common Stock and any other payments or certificates shall be sent by the Corporation.

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Appendix E

SCHEDULE A

SCHEDULE OF EXCHANGES FOR GLOBAL SECURITY

The initial number of shares of 6% Series I Convertible Perpetual Preferred Stock represented by this Global Preferred Share shall be              .  The following exchanges of a part of this Global Preferred Share have been made:

Date of Exchange	Amount of decrease in number of shares represented by this Global Preferred Share	Amount of increase in number of shares represented by this Global Preferred Share	Number of shares represented by this Global Preferred Share following such decrease or increase	Signature of authorized officer of Registrar

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Appendix E

EXHIBIT B

FORM OF NOTICE OF ELECTION OF REDEMPTION

UPON A CHANGE OF CONTROL

              , as Transfer Agent

Address:

Attn:

Re:      Simon Property Group, Inc.

6% Series I Convertible Perpetual Preferred Stock

(the "Series I Preferred Stock")

The undersigned hereby irrevocably acknowledges receipt of a notice from Simon Property Group, Inc. (the "Corporation") as to the occurrence of a Change of Control with respect to the Corporation and requests and instructs the Corporation to purchase         shares of Series I Preferred Stock in accordance with the terms of the Certificate of Designations at the Purchase Price.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto pursuant to the Certificate of Designations.

Dated:

 Signature(s)

NOTICE: The above signature(s) of the holder(s) hereof must correspond with the name as written upon the face of the security in every particular without alteration or enlargement or any change whatever.

Aggregate Liquidation Preference to be redeemed (if less than all):

Social Security or Other Taxpayer Identification Number:

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Appendix E

EXHIBIT B

TO RESTATED CERTIFICATE OF INCORPORATION

CERTIFICATE OF DESIGNATIONS

OF 8⅜% SERIES J CUMULATIVE REDEEMABLE PREFERRED STOCK

of

SIMON PROPERTY GROUP, INC.

Pursuant to Section 151 of the General

Corporation Law of the State of Delaware

The following resolutions were duly adopted by the Board of Directors (the “Board of Directors”) of Simon Property Group, Inc., a Delaware corporation (the "Corporation"), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware:

WHEREAS, the Board of Directors of the Corporation is authorized, within the limitations and restrictions stated in the Restated Certificate of Incorporation of the Corporation, as amended from time to time (the "Charter"), to provide by resolution or resolutions for the issuance of shares of preferred stock of the Corporation, in one or more series with such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such series of preferred stock as may be adopted from time to time by the Board of Directors;

WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation and its stockholders to designate a new series of preferred stock of the Corporation; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of preferred stock and the number of shares constituting such series;

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to Article Fourth of the Charter of the Corporation (which authorizes 100,000,000 shares of Preferred Stock, par value $0.0001 per share (the "Preferred Stock")) and the authority conferred on the Board of Directors, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a new series of Preferred Stock; and be it further

RESOLVED, that each share of such new series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

Section 1.  Designation.  The series of Preferred Stock is hereby designated as the “8⅜% Series J Cumulative Redeemable Preferred Stock” (the "Series J Preferred Stock").

Section 2.  Number.  The total number of authorized shares of the Series J Preferred Stock shall be 1,000,000.

Section 3.  Relative Seniority.  In respect of rights to receive dividends and to participate in distributions of payments in the event of any liquidation, dissolution or winding up of the Corporation, the Series J Preferred Stock shall rank (i) senior to the Common Stock, the Class B Common Stock and the Class C Common Stock and any other class or series of shares of the Corporation which, by their terms rank junior to the Series J Preferred Stock (collectively, "Junior Shares"), (ii) on a parity with all other shares of Preferred Stock of the Corporation which are not by their terms Junior Shares or Senior Shares, and (iii) junior to any shares of Preferred Stock which by their terms rank senior to the Series J Preferred Stock (collectively, "Senior Shares") and were issued in accordance with Section 7 below.

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Appendix E

Section 4.  Dividends.

(a)  The holders of the then outstanding Series J Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available therefor, cumulative dividends at the rate of $4.1875 per share per year, payable in arrears in equal amounts of $1.046875 per share quarterly in cash on the last day of each March, June, September and December or, if not a Business Day (as hereinafter defined), the next succeeding Business Day (each such day being hereafter called a “Quarterly Dividend Date” and each period ending on the calendar day preceding a Quarterly Dividend Date being hereinafter called a "Dividend Period").  Dividends shall accumulate from October 14, 2004, with the first dividends to be paid on December 31, 2004.  Dividends shall be payable to holders of record as they appear in the share records of the Corporation at the close of business on the applicable record date (a "Record Date"), which shall be the 15th day of the calendar month in which the applicable Quarterly Dividend Date falls on or such other date designated by the Board of Directors of the Corporation for the payment of dividends that is not more than 30 nor less than 10 days prior to such Quarterly Dividend Date.  The amount of any dividend payable for any Dividend Period shorter than a full Dividend Period shall be computed on the basis of a 360-day year of twelve 30-day months.  "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

(b)  The amount of any dividends accumulated on any Series J Preferred Stock at any Quarterly Dividend Date shall be the amount of any unpaid dividends accumulated thereon to but excluding such Quarterly Dividend Date and the amount of dividends accumulated on any shares of Series J Preferred Stock at any date other than a Quarterly Dividend Date shall be equal to the sum of the amount of any unpaid dividends accumulated thereon to but excluding the last preceding Quarterly Dividend Date, plus an amount calculated on the basis of the annual dividend rate of $4.1875 per share for the period after such last preceding Quarterly Dividend Date to and including the date as of which the calculation is made based on a 360-day year of twelve 30-day months.  Dividends on the Series J Preferred Stock will accumulate whether or not the Corporation has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are authorized or declared.

(c)  Except as otherwise expressly provided herein, the Series J Preferred Stock will not be entitled to any dividends in excess of full cumulative dividends as described above and shall not be entitled to participate in the earnings or assets of the Corporation, and no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series J Preferred Stock which may be in arrears.

(d)  Any dividend payment made on the Series J Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares which remains payable.

(e)  If, for any taxable year, the Corporation elects to designate as “capital gain dividends” (as defined in and permitted pursuant to Section 857 of the Internal Revenue Code of 1986, as amended (the "Code")), any portion (the "Capital Gains Amount") of the dividends paid or made available for the year to holders of all classes of shares (the "Total Dividends"), then the portion of the Capital Gains Amount that shall be allocated to the holders of the Series J Preferred Stock shall equal (i) the Capital Gains Amount multiplied by (ii) a fraction that is equal to (a) the total dividends paid or made available to the holders of the Series J Preferred Stock for the year over (b) the Total Dividends.

(f)  No dividends on the Series J Preferred Stock shall be authorized by the Board of Directors of the Corporation or be paid or set apart for payment by the Corporation at such time as the terms and provisions of any agreement of the Corporation, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law.

(g)  No dividends will be declared or paid or set apart for payment on any capital stock of the Corporation ranking, as to dividends, on a parity with or junior to the Series J Preferred Stock for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient

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Appendix E

for the payment therefor set apart for such payment on the Series J Preferred Stock for all past Dividend Periods and the then current Dividend Period.  When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series J Preferred Stock and the shares of any other series of Preferred Stock ranking on a parity as to dividends with the Series J Preferred Stock, all dividends declared on the Series J Preferred Stock and any other series of Preferred Stock ranking on a parity as to dividends with the Series J Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series J Preferred Stock and such other series of Preferred Stock shall in all cases bear to each other the same ratio that accumulated dividends per Series J Preferred Stock and such other series of Preferred Stock bear to each other.

(h)  Except as provided in subparagraph (g), unless full cumulative dividends on the Series J Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment therefor set apart for such payment on the Series J Preferred Stock for all past Dividend Periods and the then current Dividend Period, no dividends (other than in Junior Shares) shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Junior Shares or any other capital stock of the Corporation ranking on a parity with the Series J Preferred Stock as to dividends or upon liquidation, nor shall any Junior Shares or any other capital stock of the Corporation ranking on a parity with the Series J Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid or made available for a sinking fund for the redemption of such shares) by the Corporation (except by conversion into or exchange for other Junior Shares).

Section 5.  Liquidation Rights.

(a)  Upon the voluntary or involuntary dissolution, liquidation or winding up of the Corporation (a "liquidation"), the holders of the Series J Preferred Stock then outstanding shall be entitled to receive in cash or property (at its fair market value determined by the Corporation’s Board of Directors) and to be paid out of the assets of the Corporation legally available for distribution to its shareholders, before any payment or distribution shall be made on any Junior Shares, the amount of $50.00 per share, plus accumulated and unpaid dividends, if any, thereon to and including the date of liquidation.

(b)  After the payment to the holders of the Series J Preferred Stock of the full liquidation amounts provided for in paragraph (a), the holders of the Series J Preferred Stock, as such, shall have no right or claim to any of the remaining assets of the Corporation.

(c)  If, upon any voluntary or involuntary dissolution, liquidation, or winding up of the Corporation, the amounts payable with respect to the preference distributions on the Series J Preferred Stock and the shares of each other series of Preferred Stock of the Corporation ranking, as to liquidation rights, on a parity with the Series J Preferred Stock are not paid in full, the holders of the Series J Preferred Stock and any other shares of Preferred Stock of the Corporation ranking, as to liquidation rights, on a parity with the Series J Preferred Stock shall share ratably in any such distribution of assets of the Corporation in proportion to the full respective preference amounts to which they would otherwise be respectively entitled.

(d)  Neither the sale, lease, transfer or conveyance of all or substantially all of the property or business of the Corporation, nor the merger or consolidation of the Corporation into or with any other entity or the merger or consolidation of any other entity into or with the Corporation, shall be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary, for the purposes of this Section 5.

Section 6.  Redemption.

(a)  Optional Redemption.  On and after October 15, 2027, the Corporation may, at its option (subject to the provisions of this Section 6), redeem at any time all or, from time to time, part of the Series J Preferred Stock at a price per share (the "Redemption Price"), payable in cash, of $50.00 per share, together with all accumulated and unpaid dividends, if any, to and including the date fixed for redemption (the "Redemption Date"), without interest, to the extent the Corporation has funds legally available therefor.  The Series J Preferred Stock have no stated maturity and will not be subject to any sinking fund or mandatory redemption provisions, except as provided for in Section 9 below.

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Appendix E

(b)  Procedures For Redemption.

(1)  Notice of redemption will be given by publication in a newspaper of general circulation in The City of New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the Redemption Date.  Notice of any redemption furnished by the Corporation will also be mailed by the registrar, postage prepaid, not less than 30 nor more than 60 days prior to the Redemption Date, addressed to each holder of record of the Series J Preferred Stock to be redeemed at the address set forth in the share transfer records of the registrar.  No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series J Preferred Stock except as to the holder to whom the Corporation has failed to give notice or except as to the holder to whom notice was defective.  In addition to any information required by law or by the applicable rules of any exchange upon which Series J Preferred Stock may be listed or admitted to trading, such notice shall state: (a) the Redemption Date; (b) the Redemption Price; (c) the number of Series J Preferred Stock to be redeemed; (d) the place or places where certificates for the Series J Preferred Stock to be redeemed are to be surrendered for payment of the Redemption Price; and (e) that dividends on the Series J Preferred Stock to be redeemed will cease to accumulate on the Redemption Date.

(2)  If notice has been mailed in accordance with Section 6(b)(1) above and provided that on or before the Redemption Date specified in such notice all funds necessary for such redemption shall have been irrevocably set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the Series J Preferred Stock so called for redemption, so as to be, and to continue to be available therefor, then, from and after the Redemption Date, dividends on the Series J Preferred Stock so called for redemption shall cease to accumulate, and said shares shall no longer be deemed to be outstanding and shall not have the status of Series J Preferred Stock and all rights of the holders thereof as shareholders of the Corporation (except the right to receive the Redemption Price) shall cease.  Upon surrender, in accordance with such notice, of the certificates for any Series J Preferred Stock so redeemed (properly endorsed or assigned for transfer, if the Corporation shall so require and the notice shall so state), such Series J Preferred Stock shall be redeemed by the Corporation at the Redemption Price.  In case fewer than all the Series J Preferred Stock represented by any such certificate are redeemed, a new certificate or certificates shall be issued representing the unredeemed Series J Preferred Stock without cost to the holder thereof.

(3)  Any funds deposited with a bank or trust company for the purpose of redeeming Series J Preferred Stock shall be irrevocable except that:

(a)  the Corporation shall be entitled to receive from such bank or trust company the interest or other earnings, if any, earned on any money so deposited in trust, and the holders of any Series J Preferred Stock redeemed shall have no claim to such interest or other earnings; and

(b)  any balance of monies so deposited by the Corporation and unclaimed by the holders of the Series J Preferred Stock entitled thereto at the expiration of two years from the applicable Redemption Date shall be repaid, together with any interest or other earnings earned thereon, to the Corporation, and after any such repayment, the holders of the Series J Preferred Stock entitled to the funds so repaid to the Corporation shall look only to the Corporation for payment without interest or other earnings.

(4)  No Series J Preferred Stock may be redeemed except from proceeds from the sale of other capital stock of the Corporation (consisting of common stock, preferred stock, depositary shares, interests, participations or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing) and not from any other source.

(5)  Unless full accumulated dividends on all Series J Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment on the Series J Preferred Stock for all past Dividend Periods and the then current Dividend Period, no Series J Preferred Stock shall be redeemed, purchased or otherwise acquired directly

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Appendix E

or indirectly on the Series J Preferred Stock; provided, however, that the foregoing shall not prevent the redemption, purchase or acquisition of Series J Preferred Stock to preserve the Corporation’s REIT status or the purchase or acquisition of Series J Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series J Preferred Stock.

(6)  If the Redemption Date is after a Record Date and before the related Quarterly Dividend Date, the dividend payable on such Quarterly Dividend Date shall be paid to the holder in whose name the Series J Preferred Stock to be redeemed are registered at the close of business on such Record Date notwithstanding the redemption thereof between such Record Date and the related Quarterly Dividend Date or the Corporation’s default in the payment of the dividend due.  Except as provided in this Section 6, the Corporation will make no payment or allowance for unpaid dividends, whether or not in arrears, on Series J Preferred Stock to be redeemed.

(7)  In case of redemption of less than all Series J Preferred Stock at the time outstanding, the Series J Preferred Stock to be redeemed shall be selected pro rata from the holders of record of such Series J Preferred Stock in proportion to the number of Series J Preferred Stock held by such holders (with adjustments to avoid redemption of fractional shares) or by any other equitable method determined by the Corporation.

Section 7.  Voting Rights.  Except as required by law, and as set forth below, the holders of the Series J Preferred Stock shall not be entitled to vote at any meeting of the shareholders for election of Directors or for any other purpose or otherwise to participate in any action taken by the Corporation or the shareholders thereof, or to receive notice of any meeting of shareholders.

(a)  Whenever dividends on any Series J Preferred Stock shall be in arrears for six or more quarterly periods, whether or not such quarterly periods are consecutive, the holders of such Series J Preferred Stock (voting separately as a class with all other series of Preferred Stock of the Corporation upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional Directors of the Corporation at a special meeting called by the holders of record of at least ten percent (10%) of the Series J Preferred Stock (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of the shareholders) or at the next annual meeting of shareholders, and at each subsequent annual meeting until all dividends accumulated on such Series J Preferred Stock for the past Dividend Periods and the then current Dividend Period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment.  In such case, the entire Board of Directors of the Corporation will be increased by two Directors.

(b)  So long as any Series J Preferred Stock remain outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least two-thirds of the Series J Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting separately as a class), (i) authorize or create, or increase the authorized or issued amount of, any class or series of shares of capital stock ranking senior to the Series J Preferred Stock with respect to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation or reclassify any authorized capital stock of the Corporation into such capital stock, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such capital stock; or (ii) amend, alter or repeal the provisions of the Charter of the Corporation, including this Certificate of Designations, whether by merger, consolidation or otherwise (an "Event"), so as to materially and adversely affect any right, preference, privilege or voting power of the Series J Preferred Stock or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (ii) above, so long as the Series J Preferred Stock remain outstanding with the terms thereof materially unchanged, taking into account that upon the occurrence of an Event the Corporation may not be the surviving entity, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting power of holders of Series J Preferred Stock; and provided, further, that (x) any increase in the amount of the authorized Preferred Stock or the creation or issuance of any other series of Preferred Stock, or (y) any increase in the amount of authorized Series J Preferred Stock, in each case ranking on a parity with or junior to the Series J Preferred Stock with respect to payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

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Appendix E

The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote or consent would otherwise be required shall be effected, all outstanding Series J Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

(c)  On each matter submitted to a vote of the holders of Series J Preferred Stock in accordance with this Section 7, or as otherwise required by law, each Series J Preferred Share shall be entitled to one vote.  With respect to each Series J Preferred Share, the holder thereof may designate a proxy, with each such proxy having the right to vote on behalf of the holder.

Section 8.  Conversion.  The Series J Preferred Stock is not convertible into or exchangeable for any other property or securities of the Corporation.

Section 9.  Restrictions On Ownership.  The shares of Series J Preferred Stock shall be subject to the restrictions on transfer set forth in Article Ninth of the Charter of the Corporation.  Any transfer or attempted transfer in violation of the provisions of this Section 9 shall be null and void.

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Appendix E

IN WITNESS WHEREOF, Simon Property Group, Inc. has caused this Certificate of Designations to be signed this 13th day of October 2004.

SIMON PROPERTY GROUP, INC.

By:	/s/ Stephen E. Sterrett

	Name:	Stephen E. Sterrett
	Title:	Executive Vice President and Chief Financial Officer

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Appendix E

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING REDEEMABLE PREFERRED STOCK

OF

SIMON PROPERTY GROUP, INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

The following resolutions were duly adopted by the Board of Directors (the “Board of Directors”) of Simon Property Group, Inc., a Delaware corporation (the “Corporation”), pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware:

WHEREAS, the Corporation has entered into certain exchange agreements with Rosewood Indemnity, Ltd. and Simon Property Group, L.P. (the “Exchange Agreements”), pursuant to which the Corporation has agreed to designate a series of preferred stock of the Corporation having the powers, preferences and relative participating, optional or other special rights set forth herein and to issue the preferred stock of the Corporation so designated to the parties to such Exchange Agreements in exchange for the shares of common stock of the Corporation held by them;

WHEREAS, the Board of Directors of the Corporation is authorized, within the limitations and restrictions stated in the Restated Certificate of Incorporation of the Corporation, as amended from time to time (the “Charter”), to provide by resolution or resolutions for the issuance of shares of preferred stock of the Corporation, in one or more series with such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such series of preferred stock as may be adopted from time to time by the Board of Directors;

WHEREAS, the Board of Directors of the Corporation has determined that it is in the best interests of the Corporation and its stockholders to designate a new series of preferred stock of the Corporation; and

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid, to authorize and fix the terms of a series of preferred stock and the number of shares constituting such series.

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to Article Fourth of the Charter of the Corporation (which authorizes 100,000,000 shares of Preferred Stock, par value $0.000 l per share (the “Preferred Stock”)) and the authority conferred on the Board of Directors, the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a new series of Preferred Stock; and be it further

RESOLVED, that each share of such new series of Preferred Stock shall rank equally in all respects with each other share of such series and shall be subject to the following provisions:

Section 1.Designation and Number. The Board of Directors hereby designates a series of preferred stock of the Corporation entitled the “Series A Junior Participating Redeemable Preferred Stock” (the “Series A Junior Participating Redeemable Preferred Stock”). The total number of Series A Junior Participating Redeemable Preferred Stock that may be issued pursuant to this Designation shall be 950,000, but such Series A Junior Participating Redeemable Preferred Stock shall only be issuable pursuant to the Exchange Agreements.

Section 2.Ranking. The Series A Junior Participating Redeemable Preferred Stock shall, with respect to the payment of distributions of the Corporation and rights upon the dissolution, liquidation or winding-up

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Appendix E

of the Corporation, but subject to Section 3 of this Designation, rank: (i) junior to the 8 3/8% Series J Cumulative Redeemable Preferred Stock of the Corporation and any other series of preferred stock of the Corporation (collectively, the “Senior Stock”), and (ii) pari passu with all common stock of the Corporation (“Common Stock”).

Section 3.Distributions; Liquidation Rights. The holders of Series A Junior Participating Redeemable Preferred Stock shall be entitled to receive, on a pari passu basis, any distributions payable to holders of Common Stock, except that they shall not be entitled to receive any distribution by the Corporation of common shares of Washington Prime Group Inc. (“WPG”).

Section 4.Maturity. The Series A Junior Participating Redeemable Preferred Stock shall be perpetual.

Section 5.Redemption.

(a)	Optional Redemption.

(1)	On and after the earlier to occur of (i) the date that the Corporation has effectuated the distribution (the “Distribution”) of the common shares of WPG to the holders of record of Common Stock (the “Distribution Date”) and (ii) May 31, 2014 (the “Distribution End Date”), the Corporation may, at its option, redeem at any time all (but not less than all) of the Series A Junior Participating Redeemable Preferred Stock, at the redemption rate set forth in Section 5(b).
(2)	On and after the earlier to occur of (i) the Distribution Date and (ii) the Distribution End Date, each holder of Series A Junior Participating Redeemable Preferred Stock may, at their option, redeem all (but not less than all) of such holder’s Series A Junior Participating Redeemable Preferred Stock for Common Stock, at the redemption rate set forth in Section 5(b), by delivering a notice of redemption in the form set forth in Exhibit A to the Corporation, which notice shall specify the number of Series A Junior Participating Redeemable Preferred Stock held by such holder.

(b)	Redemption Rate. Upon the exercise of any redemption right set forth in Section 5, each Series A Junior Participating Redeemable Preferred Stock shall be redeemed for a number of shares of Common Stock equal to the sum of:

(x)	one share of Common Stock; plus

(y)	an additional number of Common Units (priced per unit at the simple arithmetic average of the daily volume average weighted price (“VWAP”) as published by Bloomberg L.P. (without regard to after-hours trading) of Corporation common stock in “ex-distribution” trading under the symbol SPG.WI on the NYSE for a period of five consecutive Trading Days ending on the date that immediately precedes the Distribution Date), with an aggregate value equal to the product of ( l) the simple arithmetic average of the daily volume average weighted price (“VWAP”) as published by Bloomberg L.P. (without regard to after-hours trading) of WPG common stock in “when issued trading” on the NYSE for a period of five consecutive Trading Days ending on the date that immediately precedes the Distribution Date (or if shorter, such period of time that the common shares of WPG trade on a “when issued” basis on the NYSE prior to the Distribution Date), multiplied by (2) 0.5 (based on a distribution ratio of one WPG common share for every two shares of Corporation common stock);

provided, however, that if the Distribution has not occurred prior to the date that the redemption right is exercised, each share of Series A Junior Participating Redeemable Preferred Stock shall be redeemable for one share of

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Appendix E

Common Stock. “Trading Day” shall mean a day on which shares of common stock of each of the Corporation and WPG are traded on the New York Stock Exchange (the “NYSE”).

(c)	Except as provided in the foregoing provisions of this Section 5, the Series A Junior Participating Redeemable Preferred Stock is not convertible into or redeemable for any other property or securities of Simon Property Group, Inc., except that each share of Series A Junior Participating Redeemable Preferred Stock is convertible into Excess Stock as provided in Article Ninth of the Charter of the Corporation.

Section 6.Voting Rights.

(a)	The holders of record of Series A Junior Participating Redeemable Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section 6, as otherwise provided in the Charter, or as otherwise required by law.

(b)	The affirmative consent or approval of holders of the materially and adversely disproportionately affected outstanding Series A Junior Participating Redeemable Preferred Stock, shall be required to alter, repeal or amend any provisions of the Charter or this Certificate, whether by merger, consolidation, combination, reclassification or otherwise (an “Event”), if the amendment would materially and adversely disproportionately affect the rights, powers, or preferences of the holders of Junior Participating Redeemable Preferred Stock; provided, however. that (i) an Event will not be deemed to materially and adversely disproportionately affect such rights, powers or preferences, in each such case, where each share of Junior Participating Redeemable Preferred Stock remains outstanding without a material change to its terms and rights or is converted into or exchanged for preferred stock of the surviving entity having preferences, conversion and other rights, privileges, voting powers, restrictions. limitations and terms or conditions of redemption thereof identical in all material respects to that of a share of Junior Participating Redeemable Preferred Stock; (ii) the creation of or increase in, the authorized number of Stock or Preferred Stock of any kind will not be deemed to materially and adversely disproportionately affect such rights, powers or preferences or (iii) the Distribution will not be deemed to materially and adversely disproportionately affect such rights, powers or preferences.

Section 7. Restrictions On Ownership. The shares of Series A Junior Participating Redeemable Preferred Stock shall be subject to the restrictions on transfer set forth in Article Ninth of the Charter of the Corporation. Any transfer or attempted transfer in violation of the provisions of this Section 7 shall be null and void.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name and on its behalf by its Secretary on May 15, 2014.

SIMON PROPERTY GROUP, INC.

By: /s/ James M. Barkley

James M. Barkley

Secretary and General Counsel

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Appendix E

EXHIBIT A

NOTICE OF REDEMPTION

(To be Executed by the Holder in Order to Redeem

Series A Junior Participating Redeemable Preferred Stock for

Common Stock of Simon Property Group, Inc.)

Date:

The undersigned hereby irrevocably elects to redeem all of the Series A Junior Participating Redeemable Preferred Stock of Simon Property Group, Inc. (the “Corporation”) that it holds into Common Stock of the Corporation in accordance with Section 5 of the Certificate of Designation establishing the terms of the Series A Junior Participating Redeemable Preferred Stock (the “Certificate of Designations”), effective as of the date written below.

Capitalized terms used but not defined herein shall have the meanings ascribed thereto in or pursuant to the Certificate of Designation.

Proposed Effective Date of Redemption: ___________________________

Number of Series A Junior Participating Redeemable Preferred Stock held by holder: ___________________

Signature: ___________________________

Name:

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Appendix F

As Approved by the Board of Directors on March 20, 2017

AMENDED AND RESTATED

SIMON PROPERTY GROUP, INC.

BY-LAWS

(As amended and restated March 20, 2017)

Article I

STOCKHOLDERS

SECTION 1.01ANNUAL MEETING. Simon Property Group, Inc. (the “Corporation”) shall hold an annual meeting of its stockholders to elect directors and transact any other business within its powers, at such place, on such date, and at such time as shall be set by the Board of Directors. Except as the Restated Certificate of Incorporation of the Corporation (the “Charter”), these By-Laws, or statute provides otherwise, any business may be considered at an annual meeting without the purpose of the meeting having been specified in the notice. Failure to hold an annual meeting does not invalidate the Corporation’s existence or affect any otherwise valid corporate acts.

SECTION 1.02SPECIAL MEETING. At any time in the interval between annual meetings, a special meeting of the stockholders may be called by the Chairman of the Board or the President or by a majority of the Board of Directors by vote at a meeting or in writing (addressed to the Secretary of the Corporation) with or without a meeting.

SECTION 1.03PLACE OF MEETINGS. Meetings of stockholders shall be held at such place in the United States as is set from time to time by the Board of Directors.

SECTION 1.04NOTICE OF MEETINGS; WAIVER OF NOTICE. Not less than ten nor more than sixty (60) days before each stockholders meeting, the Secretary shall give written notice of the meeting to each stockholder entitled to vote at the meeting and each other stockholder entitled to notice of the meeting. The notice shall state the time and place of the meeting and, if the meeting is a special meeting or notice of the purpose is required by statute, the purpose of the meeting. Notice is given to a stockholder when it is personally delivered to him, left at his residence or usual place of business, or mailed to him at his address as it appears on the records of the Corporation. Notwithstanding the foregoing provisions, each person who is entitled to notice waives notice if he or she before or after the meeting signs a waiver of the notice which is filed with the records of stockholders’ meetings, or is present at the meeting in person or by proxy (except as otherwise provided by Section 229 of the General Corporation Law of the State of Delaware).

SECTION 1.05QUORUM; VOTING. Unless any statute or the Charter provides otherwise, at a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum, and the affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting, except that a plurality of all the votes cast at a meeting at which a quorum is present shall be sufficient to elect a director under those circumstances described in Section 2.02 of these By-Laws.

SECTION 1.06ADJOURNMENTS. Whether or not a quorum is present, a meeting of stockholders convened on the date for which it was called may be adjourned from time to time by a majority vote of the stockholders present in person or by proxy entitled to vote without notice other than by announcement at the meeting. Any business which might have been transacted at the meeting as originally notified may be deferred and transacted at any such adjourned meeting at which a quorum shall be present.

SECTION 1.07GENERAL RIGHT TO VOTE; PROXIES. Unless the Charter provides otherwise, each outstanding share of stock, regardless of class, is entitled to one vote on each matter submitted to a vote at a

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A

Appendix F

meeting of stockholders. In all elections for directors, each share of stock entitled to vote may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A stockholder may vote the stock he or she owns of record either in person or by proxy authorized by an instrument in writing or by a transmission permitted by law. Unless a proxy provides otherwise, it is not valid more than three years after its date.

SECTION 1.08LIST OF STOCKHOLDERS. The Secretary shall prepare and make, at least ten (10) days before every election of directors, a complete list of the stockholders entitled to vote, arranged in alphabetical order and showing the address of each stockholder and the number of shares of each stockholder. Such list shall be open at the place where the election is to be held for said ten (10) days, to the examination of any stockholder, and shall be produced and kept at the time and place of election during the whole time thereof, and subject to the inspection of any stockholder who may be present.

SECTION 1.09BUSINESS OF STOCKHOLDER MEETINGS. At each annual meeting, the stockholders shall conduct only such business as shall have been properly brought before the meeting. The proposal of business to be considered by the stockholders at an annual meeting may be made only (a) pursuant to the Corporation’s notice of meeting pursuant to Section 1.04 of these By-Laws, (b) by, or at the direction of the Board of Directors, or (c) by any stockholder of the Corporation who gives notice in accordance with notice procedures set forth in this Section 1.09 on a timely basis and who is entitled to vote at the meeting.

To be timely, a stockholder’s notice must be in writing and delivered to or mailed to the Secretary of the Corporation and received at the principal executive offices of the Corporation not less than one hundred twenty (120) calendar days in advance of the first anniversary of the previous year’s annual meeting of stockholders of the Corporation; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s meeting, to be timely, notice by the stockholder must be received not later than 5 p.m. Eastern Time on the later of one hundred twenty (120) calendar days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

Such stockholder’s notice shall set forth (a) as to any business that the stockholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) any material interest that such stockholder and any Stockholder Associated Person (as defined below) has in such business, and (iii) if the proposal or business is to be included in the Corporation’s proxy statement, the text of the proposal or business (including the language of any proposed amendment to the Charter or these By-Laws); (b) as to the stockholder giving the notice and each Stockholder Associated Person of such stockholder, (i) the name and address of such stockholder and any Stockholder Associated Person, (ii) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and any Stockholder Associated Person as of the date such notice is given, (iii) any derivative positions held or beneficially held by the stockholder and any Stockholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss or to manage risk of stock price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to the shares of stock of the Corporation, and (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to propose such business; and (c) if the stockholder or any Stockholder Associated Person intends, or is part of a group that intends, to solicit proxies in support of such proposal, a representation to that effect.

Notwithstanding anything in these By-Laws, the Charter, or any applicable law to the contrary, the chairman of the meeting shall have the power and duty to determine whether any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 1.09 and to declare that any defective proposal be disregarded.

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Appendix F

For purposes of these By-Laws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission (the “SEC”) pursuant to Sections 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). “Stockholder Associated Person” of any stockholder means (i) any person controlling, controlled by or under common control with, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with a Stockholder Associated Person as defined in the foregoing clauses (i) and (ii).

Notwithstanding the foregoing, a stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with the respect to the matters set forth in this Section 1.09.

SECTION 1.10NOTICE OF STOCKHOLDER NOMINATIONS. This Section 1.10 sets forth certain procedures required for stockholders to nominate persons for election to the Board of Directors at the annual meeting if the stockholder does not wish the nomination to be included in the Corporation’s proxy statement. Any Eligible Stockholder (as defined in Section 1.11 of these By-Laws) who wishes to include nominations of persons for election to the Board of Directors in the Corporation’s proxy statement for an annual meeting of stockholders must comply with Section 1.11 of these By-Laws.

Nominations of persons for election to the Board of Directors may be made only (a) pursuant to the Corporation’s notice of meeting pursuant to Section 1.04 of these By-Laws, (b) by, or at the direction of, the Board of Directors, (c) by any stockholder of the Corporation who complies with the notice procedures set forth in this Section 1.10 and who is entitled to vote at the meeting, or (d) by any Eligible Stockholder (as defined in Section 1.11 of these By-Laws) who complies with the procedures set forth in Section 1.11 of these By-Laws.

To be timely, a stockholder’s notice must be delivered to or mailed to the Secretary of the Corporation and received at the principal executive offices of the Corporation not less than one hundred twenty (120) calendar days in advance of the first anniversary of the previous year’s annual meeting of stockholders of the Corporation; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s meeting, to be timely, notice by the stockholder must be received not later than 5 p.m. Eastern Time on the later of one hundred twenty (120) calendar days in advance of such annual meeting or ten (10) calendar days following the date on which public announcement of the date of the meeting is first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving the notice and any Stockholder Associated Person (as defined in Section 1.09 of these By-Laws) of such stockholder, (i) the name and address of such stockholder and any Stockholder Associated Person, (ii) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and any Stockholder Associated Person as of the date such notice is given, and (iii) any derivative positions held or beneficially held by the stockholder and any Stockholder Associated Person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock) has been made, the effect or intent of which is to mitigate loss or to manage risk of stock price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to the shares of stock of the Corporation; and (c) if the stockholder or any Stockholder Associated Person intends, or is part of a group that intends, to solicit proxies in support of such nominees, a representation to that effect.

To be eligible to be a nominee for election as a director of the Corporation, the person proposed to be nominated must also deliver or mail to the Secretary of the Corporation: (x) an executed questionnaire (which form of questionnaire shall be provided by the Secretary of the Corporation upon written request) within ten (10) days

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Appendix F

after the date on which the Secretary of the Corporation provides the form of questionnaire, with respect to the background and qualifications of such person to serve as a director of the Corporation and the background of any other person or entity on whose behalf the nomination is being made; and (y) an executed representation and agreement (which form of representation and agreement shall be provided by the Secretary of the Corporation upon written request) within ten (10) days after the date on which the Secretary of the Corporation provides the form of representation and agreement, that such person (A) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any direct or indirect compensatory payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation, including, without limitation, any agreement, arrangement or understanding with respect to any direct or indirect compensation, reimbursement or indemnification in connection with candidacy, nomination, service or action as a nominee or as a director of the Corporation (a “Compensation Arrangement”) that has not been disclosed in the representation and agreement, and (C) if elected as a director of the Corporation, would comply with the Corporation’s requirements for ownership of its shares of stock within ninety (90) days after being elected and will comply with all other applicable publicly disclosed corporate governance, conflict of interest, confidentiality and trading policies and guidelines of the Corporation.

No person nominated by any stockholder shall be qualified to serve as a director unless the nomination is made in accordance with the procedures set forth in this Section 1.10 or Section 1.11 of these By-Laws, as applicable. Notwithstanding anything in these By-Laws, the Charter, or any applicable law to the contrary, the chairman of the meeting shall have the power and duty to determine whether a director was nominated in accordance with the procedures set forth herein and to declare that any defective nomination be disregarded.

SECTION 1.11PROXY STATEMENT ACCESS FOR STOCKHOLDER DIRECTOR NOMINEES.

(a)	Definitions. For purposes of this Section 1.11, the following terms shall have the following meanings:

(i)“Authorized Group Member” shall mean, with respect to any nomination by a Nominator Group (as defined below), the member of that Nominator Group that is authorized to act on behalf of all members of that Nominator Group with respect to matters relating to the nomination, including withdrawal of the nomination.

(ii)“Eligible Stockholder” shall mean a person who has either (A) been a record holder of shares of Common Stock (as defined in the Charter) of the Corporation used to satisfy the eligibility requirements in Section 1.11(d) continuously for the required three-year period or (B) provides to the Secretary of the Corporation, within the time period referred to in Section 1.11(e), evidence of continuous Ownership of such shares for such three-year period from one or more securities intermediaries; provided, however, that any holder of Class B Common Stock or Excess Common Stock (as defined in the Charter) or any affiliate of such holder shall not qualify as an Eligible Stockholder.

(iii)“Maximum Number” shall mean that number of directors constituting the greater of (A) two or (B) 20% of the number of directors of the Corporation which, at such time, the holders of the Common Stock are entitled to elect, on the last day on which a Nomination Notice may be submitted pursuant to this Section 1.11 (rounded down to the nearest whole number), which number shall be reduced as set forth in Section 1.11(c)(i).

(iv)“Minimum Percentage” shall mean 3% of the number of outstanding shares of the Common Stock of the Corporation as provided in the most recent Exchange Act filing made by the Corporation with the SEC immediately prior to the submission of the Nomination Notice.

(v)“Nominating Stockholder” shall mean any Eligible Stockholder or group of up to and including twenty (20) stockholders (a “Nominator Group”) that, individually and collectively as a group, satisfy the requirements to qualify as an Eligible Stockholder, and that (A) has (individually and collectively, in the case of a Nominator Group) satisfied all applicable conditions and complied with all applicable procedures set forth in this

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Appendix F

Section 1.11 (including, without limitation, the timely submission of a Nomination Notice that meets the requirements set forth in this Section 1.11), and (B) has nominated a Stockholder Nominee.

(vi)“Nomination Notice” shall mean all information and documents that a Nominating Stockholder is required to submit to the Secretary of the Corporation pursuant to Section 1.11(f).

(vii)“Own” shall mean possession, with respect to those outstanding shares of Common Stock of the Corporation entitled to vote generally for the election of directors of the Corporation, of both: (A) the full voting and investment rights pertaining to such shares; and (B) the full economic and financial interest in (including but not limited to the full and complete opportunity for profit and risk of loss on) such shares; provided, that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares: (1) sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed, including any short sale; (2) borrowed by such stockholder or any of its affiliates for any purposes or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell; or (3) subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, or if exercised by either party thereto would have, the purpose or effect of reducing in any manner, to any extent or at any time in the future, such stockholder’s or affiliate’s full right to vote or direct the voting of any such shares, and/or hedging, offsetting or altering to any degree any gain or loss arising from the full economic Ownership of such shares by such stockholder or affiliate, other than any such arrangements solely involving a national or multi-national multi-industry market index. A stockholder shall “Own” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and the right to direct the disposition thereof and possesses the full economic interest in the shares. A stockholder’s Ownership of shares shall be deemed to continue during any period in which (A) the stockholder has loaned such shares, provided that the stockholder has the power to recall such loaned shares on five business days’ notice, or (B) the stockholder has delegated any voting power over such shares by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the stockholder. The terms “Owned,” “Owning,” “Ownership” and other variations of the word “Own” shall have correlative meanings.

(viii)“Stock Exchange Rules” shall mean the rules of any stock exchange on which the Corporation’s securities are traded.

(ix)“Stockholder Nominee” shall mean any person nominated for election pursuant to this Section 1.11.

(b)Proxy Access at Annual Meetings. Subject to the satisfaction of the requirements of this Section 1.11, if expressly requested in the relevant Nomination Notice, the Corporation shall include in its proxy statement for any annual meeting of stockholders:

(i)the name of any Stockholder Nominee, which shall also be included on the Corporation’s form of proxy and ballot;

(ii)disclosure about the Stockholder Nominee and the Nominating Stockholder required under the rules of the SEC or other applicable law, rule or regulation to be included in the proxy statement; and

(iii)a statement included by the Nominating Stockholder in the Nomination Notice for inclusion in the proxy statement in support of the Stockholder Nominee’s election to the Board of Directors (subject, without limitation, to Section 1.11(g)(iii)), but only if such statement does not exceed five hundred (500) words.

For the avoidance of doubt, the provisions of this Section 1.11 shall not apply to a special meeting of stockholders.

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Appendix F

(c)	Maximum Number of Stockholder Nominees.

(i)The Corporation shall not be required to include in the proxy statement for an annual meeting of stockholders more Stockholder Nominees than the Maximum Number. The Maximum Number for a particular annual meeting shall be reduced by:

(A)Stockholder Nominees whose nominations for election at such annual meeting are subsequently withdrawn;

(B)Stockholder Nominees whom the Board of Directors itself decides to nominate for election at such annual meeting;

(C)the number of incumbent directors or director candidates (including, without limitation, candidates who are not Stockholder Nominees) that in either case will be included in the Corporation’s proxy materials for an annual meeting of stockholders as unopposed (by the Corporation) nominees pursuant to any agreement, arrangement or other understanding with any stockholder or group of stockholders; and

(D)the number of incumbent directors who had been Stockholder Nominees at any of the preceding two annual meetings of stockholders and whose reelection at the upcoming annual meeting is being recommended by the Board of Directors.

(ii)Any Nominating Stockholder submitting more than one Stockholder Nominee for inclusion in the Corporation’s proxy materials pursuant to this Section 1.11 shall rank such Stockholder Nominees based on the order that the Nominating Stockholder desires such Stockholder Nominees to be selected for inclusion in the Corporation’s proxy materials. In the event that the number of Stockholder Nominees submitted by Nominating Stockholders pursuant to this Section 1.11 exceeds the Maximum Number, the highest ranking Stockholder Nominee who meets the requirements of this Section 1.11 from each Nominating Stockholder will be selected for inclusion in the Corporation’s proxy materials until the Maximum Number is reached, going in order of the amount (largest to smallest) of the shares that each Nominating Stockholder disclosed as Owned in its respective Nomination Notice submitted to the Corporation. This selection process will continue with the next highest ranking nominees as many times as necessary, following the same order each time, until the Maximum Number is reached.

(d)	Eligible Stockholders.

(i)An Eligible Stockholder or Nominator Group may submit a nomination in accordance with this Section 1.11 only if the person or group (in the aggregate) has continuously Owned at least the Minimum Percentage (as adjusted for any stock splits, stock dividends, subdivisions, combinations, reclassifications, recapitalizations or similar events) of shares throughout the three-year period preceding and including the date of submission of the Nomination Notice, and continues to Own at least the Minimum Percentage of shares through the date of the annual meeting. No shares may be attributed to more than one Eligible Stockholder. The following shall be treated as one Eligible Stockholder or one member of a Nominator Group if such Eligible Stockholder or member of a Nominator Group shall provide together with the Nomination Notice documentation that demonstrates compliance with the following criteria: (A) funds under common management and investment control; (B) funds under common management and funded primarily by the same employer; or (C) a “family of investment companies” or a “group of investment companies” (each as defined in or under the Investment Company Act of 1940, as amended).

(ii)For the avoidance of doubt, in the event of a nomination by a Nominator Group, any and all requirements and obligations for a given Eligible Stockholder (including, without limitation, each and every fund or company that comprises the Nominator Group) that are set forth in this Section 1.11, including the minimum holding period, shall apply to each member of such Nominator Group; provided, however, that the Minimum Percentage of shares shall apply to the Ownership of the Nominator Group in the aggregate. Should any stockholder withdraw from a Nominator Group at any time prior to the annual meeting of stockholders, the Nominator Group shall only be deemed to Own the shares held by the remaining members of that Nominator Group. No stockholder shall be permitted to be in more than one Nominator Group.

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Appendix F

(e)Timely Nomination Notice. To be timely, a Nomination Notice must be delivered to or mailed to the Secretary of the Corporation and received at the principal executive offices of the Corporation not later than 5 p.m. Eastern Time on the one hundred and twentieth (120th) day nor earlier than 5 p.m. Eastern Time on the one hundred and fiftieth (150th) day prior to the first anniversary of the date (as stated in the Corporation’s proxy materials relating to that annual meeting) that the Corporation first mailed its proxy statement for the previous year’s annual meeting of stockholders of the Corporation, except where information or documents are required to be provided after the date the Nomination Notice is first submitted, as set forth in this Section 1.11; provided, however, that, in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s meeting, to be timely, the Nomination Notice must be received not later than 5 p.m. Eastern Time on the tenth (10th) day following the day on which public announcement of the date of the annual meeting is first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Nomination Notice.

(f)Nomination Notice. The Nomination Notice shall consist of, collectively, the following information, documents and agreements which shall, for avoidance of doubt, be compiled, completed and submitted by the Nominating Stockholder or its representatives at its own cost:

(i)with respect to the Nominating Stockholder or, in the case of a Nominator Group, each member of the Nominator Group, documentary evidence in the form of one or more written statements from the record holder of the Common Stock (and from each intermediary through which the shares are or have been held during the requisite three-year holding period, provided that each such intermediary must be a participant in the Depository Trust Company or an affiliate of a participant in the Depository Trust Company) and a representation from the Nominating Stockholder (or the Authorized Group Member on behalf of each member of a Nominator Group) verifying and certifying that, as of a date within seven calendar days prior to the date of the Nomination Notice, the Nominating Stockholder (individually or collectively, in the case of a Nominator Group) Owns, and has continuously Owned for the preceding three years, the Minimum Percentage of shares, and the Nominating Stockholder’s agreement to provide, within five business days after the record date for the annual meeting, documentary evidence in the form of written statements from each record holder and intermediary and a representation from the Nominating Stockholder (or the Authorized Group Member on behalf of each member of a Nominator Group) verifying and certifying the Nominating Stockholder’s continuous Ownership (individually or collectively, in the case of a Nominator Group) of the Minimum Percentage of shares through the record date;

(ii)an undertaking to provide immediate notice if the Nominating Stockholder ceases to Own the Minimum Percentage of shares prior to the date of the annual meeting;

(iii)a copy of the Schedule 14N (or any successor form) relating to the Stockholder Nominee, completed and filed with the SEC by the Nominating Stockholder as applicable, in accordance with SEC rules;

(iv)the written consent of each Stockholder Nominee to being named in the Corporation’s proxy statement, form of proxy and ballot as a nominee and to serving as a director if elected;

(v)a written notice of the nomination of such Stockholder Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Stockholder (including, for the avoidance of doubt, each member of a Nominator Group):

(A)the information and other deliverables that would be required to be set forth in a stockholder’s notice of nomination pursuant to Section 1.10 of these By-Laws, as if the Nominating Stockholder were the proposing stockholder under that section;

(B)to the extent not included in the response to paragraph (A) above, a detailed description of all material relationships, between or among the Nominating Stockholder, on the one hand, and each Stockholder Nominee, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K (or its successor Item) if the Nominating Stockholder were the “registrant” for purposes of such item and the Stockholder Nominee was a director or executive officer of such registrant;

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Appendix F

(C)the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N;

(D)a representation and warranty that the Nominating Stockholder did not acquire, and is not holding, securities of the Corporation for the purpose or with the effect of influencing or changing control of the Corporation;

(E)a representation and warranty that the Nominating Stockholder has not nominated and a covenant that it will not nominate for election to the Board of Directors at the annual meeting any person other than such Nominating Stockholder’s Stockholder Nominee(s);

(F)a representation and warranty that the Nominating Stockholder has not engaged in and a covenant that it will not engage in a “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act with respect to the annual meeting, other than with respect to such Nominating Stockholder’s Stockholder Nominee(s) or any nominee of the Board of Directors;

(G)a covenant that the Nominating Stockholder will not use or distribute any proxy card other than the Corporation’s proxy card in soliciting stockholders in connection with the election of a Stockholder Nominee at the annual meeting;

(H)a representation and warranty that the Stockholder Nominee’s candidacy or, if elected, membership on the Board of Directors would not violate applicable state or federal law or Stock Exchange Rules;

(I)a representation and warranty that the Stockholder Nominee: (1) qualifies as independent under the Stock Exchange Rules and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the directors; and (2) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933, as amended, or Item 401(f) of Regulation S-K (or any successor rule), without reference to whether the event is material to an evaluation of the ability or integrity of the Stockholder Nominee;

(J)a representation and warranty that the Nominating Stockholder satisfies the eligibility requirements set forth in Section 1.11(d);

(K)a covenant that the Nominating Stockholder will continue to satisfy the eligibility requirements described in Section 1.11(d) through the date of the annual meeting;

(L)if desired by the Nominating Stockholder and subject to Section 1.11(g)(ii), a statement for inclusion in the proxy statement in support of the Stockholder Nominee’s election to the Board of Directors. Any such statement shall not exceed five hundred (500) words and shall fully comply with Section 14 of the Exchange Act and the rules and regulations thereunder; and

(M)in the case of a nomination by a Nominator Group, the designation by all group members of one Authorized Group Member.

(vi)an executed agreement (which form of agreement shall be provided by the Secretary of the Corporation upon written request), which must be submitted within ten (10) days after the date on which the Secretary of the Corporation provides the form of agreement, pursuant to which the Nominating Stockholder (including each member of a Nominator Group) agrees:

(A)to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election;

(B)to file any written solicitation or other communication with the Corporation’s stockholders relating to one or more of the Corporation’s directors or director nominees or any Stockholder Nominee with the

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Appendix F

SEC, regardless of whether any such filing is required under any rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation;

(C)to assume all liability stemming from any action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Nominating Stockholder or the Stockholder Nominee nominated by such Nominating Stockholder with the Corporation, its stockholders or any other person, including, without limitation, the Nomination Notice;

(D)to indemnify and hold harmless (jointly with all other members of a Nominator Group, if applicable) the Corporation and each of its directors, officers and employees individually against any liability, loss, damages, expenses or other costs (including attorneys’ fees) incurred in connection with any action, suit or proceeding (whether threatened, pending or completed), whether legal, judicial, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of or relating to a failure or alleged failure of the Nominating Stockholder or Stockholder Nominee to comply with, or any breach or alleged breach of, its, or his or her, as applicable, obligations, agreements or representations under or pursuant to this Section 1.11 of the By-Laws;

(E)to promptly (and in any event within forty-eight (48) hours of discovering such misstatement or omission) notify the Corporation of any misstatement or omission of information included in the Nomination Notice, or any other communication by the Nominating Stockholder (including with respect to any member of a Nominator Group) with the Corporation, its stockholders or any other person in connection with the nomination or election ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading), and promptly notify the Corporation of the information that is required to correct the misstatement or omission; and

(F)in the event that the Nominating Stockholder (including any member of a Nominator Group) has failed to continue to satisfy the eligibility requirements described in Section 1.11(d), to promptly notify the Corporation.

(vii)an executed questionnaire, representation and agreement pursuant to Section 1.11(h) (which forms of questionnaire, representation and agreement shall be provided by the Secretary of the Corporation upon written request), which must be submitted within ten (10) days after the date on which the Secretary of the Corporation provides the forms of questionnaire, representation and agreement.

The information and documents required by this Section 1.11(f) shall be provided with respect to and executed by the Nominating Stockholder (and each member of a Nominator Group), and provided with respect to the persons specified in Instructions 1 and 2 to Items 6(c) and (d) of Schedule 14N (or any successor item). The Nomination Notice shall be deemed submitted on the date on which all the information and documents referred to in this Section 1.11(f) (other than such information and documents required to be provided after the date the Nomination Notice is first submitted) have been delivered to or, if sent by mail, received by the Secretary of the Corporation.

(g)	Exclusion or Disqualification of Stockholder Nominees.

(i)If, after the deadline for submitting a Nomination Notice as set forth in Section 1.11(e), a Nominating Stockholder becomes ineligible or withdraws its nomination or a Stockholder Nominee becomes ineligible or unwilling to serve on the Board of Directors, whether before or after the mailing of the definitive proxy statement, the Corporation shall not be required to include in its proxy statement or on any ballot or form of proxy the Stockholder Nominee or any successor or replacement nominee proposed by the Nominating Stockholder or by any other Nominating Stockholder.

(ii)Notwithstanding anything to the contrary contained in this Section 1.11, the Corporation may omit from its proxy materials any Stockholder Nominee, and any information concerning such Stockholder Nominee (including a Nominating Stockholder’s statement in support), and / or communicate to its stockholders that such Stockholder Nominee will not be eligible for election at the annual meeting and / or that no vote will be held or occur as to such Stockholder Nominee, if:

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Appendix F

(A)the Corporation receives a notice (whether or not subsequently withdrawn) that a stockholder intends to nominate any candidate for election to the Board of Directors at the annual meeting pursuant to the advance notice requirements for stockholder nominees set forth in Section 1.10 of these By-Laws;

(B)the Nominating Stockholder has engaged in a “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act with respect to the annual meeting, other than with respect to such Nominating Stockholder’s Stockholder Nominee(s) or any nominee of the Board of Directors;

(C)the Nominating Stockholder or the Authorized Group Member, as applicable, or any qualified representative thereof, does not appear at the annual meeting to present the nomination submitted in accordance with this Section 1.11;

(D)the Board of Directors, acting in good faith, determines that such Stockholder Nominee’s nomination or election to the Board of Directors would result in the Corporation violating or failing to be in compliance with these By-Laws or the Charter or any applicable law, rule or regulation to which the Corporation is subject, including the Stock Exchange Rules;

(E)the Stockholder Nominee was nominated for election to the Board of Directors pursuant to this Section 1.11 at one of the Corporation’s two preceding annual meetings of stockholders and either withdrew from or became ineligible or unavailable for election at such annual meeting or received a vote of less than 20% of the shares of common stock entitled to vote for such Stockholder Nominee;

(F)the Stockholder Nominee has been, within the past three years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended; and

(G)the Nominating Stockholder has failed to continue to satisfy the eligibility requirements described in Section 1.11(d), any of the representations and warranties made in the Nomination Notice ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statement made not misleading), the Stockholder Nominee becomes unwilling or unable to serve on the Board of Directors or any violation or breach occurs of any of the obligations, agreements, representations or warranties of the Nominating Stockholder or the Stockholder Nominee under or pursuant to this Section 1.11 and in such case such nomination shall be disregarded and no vote on such Stockholder Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Corporation), and the Nominating Stockholder may not, after the last day on which a Nomination Notice would be timely, cure in any way any defect preventing the nomination of the Stockholder Nominee.

(iii)Notwithstanding anything to the contrary contained in this Section 1.11, the Corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the statement in support of the Stockholder Nominee included in the Nomination Notice, if:

(A)such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading;

(B)such information directly or indirectly impugns the character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any individual, corporation, partnership, association or other entity, organization or governmental authority;

(C)the inclusion of such information in the proxy statement would otherwise violate the SEC proxy rules or any other applicable law, rule or regulation.

(iv)The Corporation may solicit against, and include in the proxy statement its own statement in opposition to the nomination of the Stockholder Nominee and any other statement or information that the Corporation or the Board of Directors determines in its discretion to include in the proxy statement relating to the Stockholder Nominee.

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Appendix F

(h) Submission of Questionnaire, Representation and Agreement. To be eligible to be a nominee for election as a director of the Corporation, the person proposed to be nominated must deliver or mail (in accordance with the time periods prescribed for delivery of notice under this Section 1.11) to the Secretary an executed questionnaire (in the form available from the Secretary) with respect to the background and qualification of such person to serve as a director of the Corporation and the background of any other person or entity on whose behalf the nomination is being made and an executed representation and agreement (in the form available from the Secretary) that such person

(i)is not and will not become a party to:

(A)any Voting Commitment that has not been disclosed to the Corporation or

(B)any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law,

(ii)is not and will not become a party to any Compensation Arrangement that has not been disclosed to the Corporation,

(iii)will comply with all informational and similar requirements of applicable insurance policies and laws and regulations,

(iv)if elected as a director of the Corporation, would comply with the Corporation’s requirements for ownership of its shares of stock within ninety (90) days after being elected and will comply with all other applicable publicly disclosed corporate governance, conflict of interest, confidentiality and trading policies and guidelines of the Corporation,

(v)if elected as a director of the Corporation, will act in the best interests of the Corporation and its stockholders and not in the interests of individual constituencies,

(vi)if elected as a director of the Corporation, will not take or approve any action that is inconsistent with the Corporation’s qualification as a real estate investment trust unless the Board of Directors determines that it is no longer in the Corporation’s best interests to so qualify as a real estate investment trust, and

(vii)will promptly provide to the Corporation such other information as it may reasonably request.

SECTION 1.12 CONDUCT OF VOTING. At all meetings of stockholders, unless the voting is conducted by inspectors, the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies, the acceptance or rejection of votes and procedures for the conduct of business not otherwise specified by these By-Laws, the Charter or law, shall be decided or determined by the chairman of the meeting. Unless required by law, no vote need be by ballot and voting need not be conducted by an inspector. No candidate for election as a director at a meeting shall serve as an inspector thereat.

Article II

BOARD OF DIRECTORS

SECTION 2.01FUNCTION OF DIRECTORS. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors, except as conferred on or reserved to the stockholders by statute or by the Charter or By-Laws.

SECTION 2.02NUMBER AND ELECTION OF DIRECTORS AND TERM OF OFFICE. The number of directors which shall constitute the whole Board of Directors shall be fixed from time to time by a duly adopted resolution of the Board of Directors, but shall in no event exceed the maximum number of Directors provided in the Charter. Subject to the rights of the holders of any class of stock to elect any directors voting separately as a class

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Appendix F

or series, at each annual meeting of stockholders, the directors to be elected at the meeting shall be chosen by the majority of the votes cast by the holders of shares entitled to vote in the election at the meeting, provided a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected, then directors shall be elected by the vote of a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. For purposes of this Section 2.02, a “majority of votes cast” shall mean that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election. If a nominee fails to receive the required vote and is an incumbent director, the director shall promptly tender his or her resignation to the Board of Directors, subject to acceptance by the Board of Directors. The Governance Committee (or the Nominating and Governance Committee if those Committees have been combined) will make a recommendation to the Board of Directors whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors will act on the tendered resignation, taking into account the Governance Committee’s (or the Nominating and Governance Committee’s) recommendation, and publicly disclose (by a press release, a filing with the SEC or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within ninety (90) days from the date of the certification of the election results. The Governance Committee (or the Nominating and Governance Committee) in making its recommendation and the Board of Directors in making its decision may each consider any factors or other information that they consider appropriate and relevant. The director who tenders his or her resignation will not participate in the recommendation of the Governance Committee (or the Nominating and Governance Committee) or the decision of the Board of Directors with respect to his or her resignation. If an incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting of stockholders and until his or her successor is duly elected, or his or her earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors, or if a nominee fails to receive the required vote and the nominee is not an incumbent director, then the Board of Directors may fill the resulting vacancy pursuant to the provisions of paragraph (b) of Article FIFTH of the Charter or may decrease the size of the Board of Directors pursuant to the provisions of this Section 2.2.

The election of directors by the stockholders shall be by written ballot if directed by the chairman of the meeting or if the number of nominees exceeds the number of directors to be elected.

If the holders of preferred stock are entitled to elect any directors voting separately as a class or series, those directors shall be elected by a plurality of the votes cast by the holders of shares of preferred stock entitled to vote in the election at the meeting, provided a quorum of the holders of shares of preferred stock is present.

SECTION 2.03REMOVAL OF DIRECTOR. Any director or the entire Board of Directors may be removed only in accordance with the provisions of the Charter and General Corporation Law of the State of Delaware.

SECTION 2.04VACANCY ON BOARD. Subject to the rights of the holders of any class of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors shall be filled by a vote of the stockholders or a majority of the directors in office on the Board of Directors. Any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause shall be filled in accordance with paragraph (b) of Article FIFTH of the Charter.

SECTION 2.05REGULAR MEETINGS. After each meeting of stockholders at which directors shall have been elected, the Board of Directors shall meet as soon as practicable for the purpose of organization and the transaction of other business. In the event that no other time and place are specified by resolution of the Board of Directors, the President, the Chairman of the Board, with notice in accordance with Section 2.07 of these By-Laws, the Board of Directors shall meet immediately following the close of such stockholders’ meeting. Any other regular meeting of the Board of Directors shall be held on such date and at any place as may be designated from time to time by the Board of Directors.

SECTION 2.06SPECIAL MEETINGS. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, or the President or by a majority of the Board of Directors by vote at a meeting, or in writing with or without a meeting. A special meeting of the Board of Directors shall be held on such date and at any place as may be designated from time to time by the Board of Directors. In the absence of designation such meeting shall be held at such place as may be designated in the call.

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SECTION 2.07NOTICE OF MEETING. Except as provided in Section 2.05 of these By-Laws, the Secretary shall give notice to each director of each regular and special meeting of the Board of Directors. The notice shall state the time and place of the meeting. Notice is given to a director when it is delivered personally to him, left at his residence or usual place of business, or sent by telegraph, facsimile transmission, electronic mail or telephone, at least 24 hours before the time of the meeting or, in the alternative by mail to his address as it shall appear on the records of the Corporation, at least 72 hours before the time of the meeting. Unless the By-Laws or a resolution of the Board of Directors provides otherwise, the notice need not state the business to be transacted at or the purposes of any regular or special meeting of the Board of Directors. No notice of any meeting of the Board of Directors need be given to any director who attends except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened, or to any director who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Any meeting of the Board of Directors, regular or special, may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

SECTION 2.08ACTION BY DIRECTORS. Unless statute or the Charter or By-Laws requires a greater proportion, the action of a majority of the directors present at a meeting at which a quorum is present is action of the Board of Directors. A majority of the entire Board of Directors shall constitute a quorum for the transaction of business. In the absence of a quorum, the directors present by majority vote and without notice other than by announcement may adjourn the meeting from time to time until a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, if a unanimous written consent which sets forth the action is signed by each member of the Board and filed with the minutes of proceedings of the Board.

SECTION 2.09MEETING BY CONFERENCE TELEPHONE. Members of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

SECTION 2.10COMPENSATION. By resolution of the Board of Directors, a fixed sum and expenses, if any, for attendance at each regular or special meeting of the Board of Directors or of committees thereof, and other compensation for their services as such or on committees of the Board of Directors, may be paid to directors. Directors who are employees of the Corporation need not be paid for attendance at meetings of the board or committees thereof for which fees are paid to other directors. A director who serves the Corporation in any other capacity also may receive compensation for such other services, pursuant to a resolution of the directors.

SECTION 2.11ADVISORY DIRECTORS. The Board of Directors may by resolution appoint advisory directors to the Board, who may also serve as directors emeriti, and shall have such authority and receive such compensation and reimbursement as the Board of Directors shall provide. Advisory directors or directors emeriti shall not have the authority to participate by vote in the transaction of business.

SECTION 2.12SURETY BONDS. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

Article III

COMMITTEES

SECTION 3.01COMMITTEES. In accordance with the Charter, the Board of Directors may appoint an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating Committee, a Governance Committee, or a combined Nominating and Governance Committee, and other committees composed of one or more directors and delegate to these committees any of the powers of the Board of Directors, except the power to declare dividends or other distributions on stock, elect directors, issue stock other than as provided in the next sentence, recommend to the stockholders any action which requires stockholder approval, amend the By-Laws, or approve any merger or share exchange which does not require stockholder approval. If the Board of Directors has

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Appendix F

given general authorization for the issuance of stock, a committee of the Board of Directors, in accordance with a general formula or method specified by the Board of Directors by resolution or by adoption of a stock option or other plan, may fix the terms of stock subject to the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors.

SECTION 3.02COMMITTEE PROCEDURE. Each committee may fix rules of procedure for its business. A majority of the members of a committee shall constitute a quorum for the transaction of business and the act of a majority of those present at a meeting at which a quorum is present shall be the act of the committee. Any action required or permitted to be taken at a meeting of a committee may be taken without a meeting, if a unanimous written consent which sets forth the action is signed by each committee member and filed with the minutes of the committee. The members of a committee may conduct any meeting thereof by conference telephone in accordance with the provisions of Section 2.09 of these By-Laws.

Article IV

OFFICERS

SECTION 4.01EXECUTIVE AND OTHER OFFICERS. The Corporation shall have a President, a Secretary, and a Treasurer. The Corporation may also have a Chairman, a Vice Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, one or more Vice-Presidents, assistant officers, and subordinate officers as may be established by the Board of Directors. A person may hold more than one office in the Corporation except that no person may serve concurrently as both President and Vice-President of the Corporation. The Chairman of the Board and the Vice Chairman of the Board, shall be a director; the other officers may be directors.

SECTION 4.02CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. In general, the Chairman of the Board shall perform all such duties as are from time to time assigned to him or her by the Board of Directors.

SECTION 4.03VICE CHAIRMAN. The Vice Chairman of the Board, if one be elected by the Board of Directors, shall be an officer of the Corporation. In general, the Vice Chairman of the Board shall perform all such duties as are from time to time assigned to him or her by the Board of Directors.

SECTION 4.04CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors and with the President, shall in general supervise and control all of the business and affairs of the Corporation. In general, he or she shall perform such other duties usually performed by a chief executive officer of a corporation and such other duties as are from time to time assigned to him or her by the Board of Directors of the Corporation. Unless otherwise provided by resolution of the Board of Directors, the Chief Executive Officer, if one be elected, in the absence of the Chairman of the Board, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present.

SECTION 4.05PRESIDENT. Unless otherwise specified by the Board of Directors, the President shall be the principal operating officer of the Corporation and perform the duties customarily performed by a principal operating officer of a corporation. If no Chief Executive Officer is appointed, he or she shall also serve as the Chief Executive Officer of the Corporation. The President may sign and execute, in the name of the Corporation, all authorized deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly delegated to some other officer or agent of the Corporation. In general, he or she shall perform such other duties usually performed by a president of a corporation and such other duties as are from time to time assigned to him or her by the Board of Directors or the Chief Executive Officer of the Corporation. Unless otherwise provided by resolution of the Board of Directors, the President, in the absence of the Chairman of the Board and the Chief Executive Officer, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present.

SECTION 4.06CHIEF OPERATING OFFICER. The Chief Operating Officer, at the request of the Chief Executive Officer or the President, or in the President’s absence or during his inability to act, shall perform the duties and exercise the functions of the President, and when so acting shall have the powers of the President.

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Unless otherwise specified by the Board of Directors, he or she shall perform such other duties usually performed by a chief operating officer of a corporation and such other duties as are from time to time assigned to him or her by the Board of Directors, the Chief Executive Officer or the President of the Corporation.

SECTION 4.07VICE-PRESIDENTS. The Vice-President or Vice-Presidents, at the request of the Chief Executive Officer or the President or the Chief Operating Officer, or in the Chief Operating Officer’s absence or during his inability to act, shall perform the duties and exercise the functions of the Chief Operating Officer, and when so acting shall have the powers of the Chief Operating Officer. If there be more than one Vice-President, the Board of Directors may determine which one or more of the Vice-Presidents shall perform any of such duties or exercise any of such functions, or if such determination is not made by the Board of Directors, the Chief Executive Officer, or the President may make such determination; otherwise any of the Vice-Presidents may perform any of such duties or exercise any of such functions. The Vice-President or Vice-Presidents shall have such other powers and perform such other duties, and have such additional descriptive designations in their titles (if any), as are from time to time assigned to them by the Board of Directors, the Chief Executive Officer, or the President of the Corporation.

SECTION 4.08SECRETARY. The Secretary shall keep the minutes of the meetings of the stockholders, of the Board of Directors and of any committees, in books provided for the purpose; he or she shall see that all notices are duly given in accordance with the provisions of the By-Laws or as required by law; he or she shall be custodian of the records of the Corporation; he or she may witness any document on behalf of the Corporation, the execution of which is duly authorized, see that the corporate seal is affixed where such document is required or desired to be under its seal, and, when so affixed, may attest the same; and, in general, the Secretary shall perform all duties incident to the office of a secretary of a corporation, and such other duties as are from time to time assigned to him or her by the Board of Directors, the Chief Executive Officer, or the President of the Corporation.

SECTION 4.09TREASURER. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit, or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by the Board of Directors; he or she shall render to the Chief Executive Officer, the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation; and, in general, the Treasurer shall perform all the duties incident to the office of a treasurer of a corporation, and such other duties as are from time to time assigned to him or her by the Board of Directors, the Chief Executive officer, or the President of the Corporation.

SECTION 4.10ASSISTANT AND SUBORDINATE OFFICERS. The assistant and subordinate officers of the Corporation are all officers below the office of Vice-President, Secretary, or Treasurer. The assistant or subordinate officers shall have such duties as are from time to time assigned to them by the Board of Directors, the Chief Executive Officer, or the President of the Corporation.

SECTION 4.11ELECTION, TENURE AND REMOVAL OF OFFICERS. The Board of Directors shall elect the officers. The Board of Directors may from time to time authorize any committee or officer to appoint assistant and subordinate officers. Election or appointment of an officer, employee or agent shall not of itself create contract rights. All officers shall be appointed to hold their offices, respectively, at the pleasure of the Board. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may remove an officer at any time. The removal of an officer does not prejudice any of his or her contract rights. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may fill a vacancy which occurs in any office for the unexpired portion of the term.

SECTION 4.12COMPENSATION. The Board of Directors, or its Compensation Committee, shall have the power to fix the salaries and other compensation and remuneration, of whatever kind, of all officers of the Corporation. No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation. The Board of Directors may authorize any committee or officer, upon whom the power of appointing assistant and subordinate officers may have been conferred, to fix the salaries, compensation and remuneration of such assistant and subordinate officers.

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Article V

DIVISIONAL TITLES

SECTION 5.01CONFERRING DIVISIONAL TITLES. The Board of Directors may from time to time confer upon any employee of a division of the Corporation the title of President, Vice President, Treasurer or Controller of such division or any other title or titles deemed appropriate, or may authorize the Chairman of the Board, the Chief Executive Officer or the President to do so. Any such titles so conferred may be discontinued and withdrawn at any time by the Board of Directors, or by the Chairman of the Board, or the President if so authorized by the Board of Directors. Any employee of a division designated by such a divisional title shall have the powers and duties with respect to such division as shall be prescribed by the Board of Directors, the Chairman of the Board, or the President.

SECTION 5.02EFFECT OF DIVISIONAL TITLES. The conferring of divisional titles, as described in Section 5.01 of these By-Laws, shall not create an officer of the Corporation under Article IV unless specifically designated as such by the Board of Directors; but any person who is an officer of the Corporation may also have a divisional title.

Article VI

STOCK

SECTION 6.01CERTIFICATES FOR STOCK; UNCERTIFICATED SHARES. The shares of the Corporation may be represented by certificates or may be uncertificated as provided under the laws of the State of Delaware. Every holder of stock represented by certificates shall be entitled to have a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, or a Vice-President, and countersigned by the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Treasurer. Each stock certificate shall include on its face the name of the Corporation, the name of the stockholder or other person to whom it is issued, and the class of stock and number of shares it represents. It shall be in such form, not inconsistent with law or with the Charter, as shall be approved by the Board of Directors or any officer or officers designated for such purpose by resolution of the Board of Directors. Each certificate may be sealed with the actual corporate seal or a facsimile of it or in any other form and the signatures may be either manual or facsimile signatures. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. A certificate may not be issued until the stock represented by it is fully paid. Notwithstanding the above, the issuance of uncertificated shares shall not affect shares already represented by a certificate until such certificate is surrendered to the Corporation.

SECTION 6.02TRANSFERS. The Board of Directors shall have power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock or uncertificated shares; and may appoint transfer agents and registrars thereof. The duties of transfer agent and registrar may be combined.

SECTION 6.03RECORD DATES. The Board of Directors may set a record date for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to notice of a meeting, vote at a meeting, receive a dividend, or be allotted other rights. The record date may not be prior to 5 p.m. Eastern Time on the day the record date is fixed nor, subject to Section 1.06 of these By-Laws, more than sixty (60) days before the date on which the action requiring the determination will be taken; and, in the case of a meeting of stockholders, the record date shall be at least ten (10) days before the date of the meeting.

SECTION 6.04STOCK LEDGER. The Corporation shall maintain a stock ledger which contains the name and address of each stockholder and the number of shares of stock of each class which the stockholder holds. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. The original or a duplicate of the stock ledger shall be kept at the offices of a transfer agent for the particular class of stock, or, if none, at the principal office in the State of Delaware or the principal executive offices of the Corporation.

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SECTION 6.05LOST STOCK CERTIFICATES. The Board of Directors of the Corporation may determine the conditions for issuing a new stock certificate or uncertificated share in place of a stock certificate which is alleged to have been lost, stolen, or destroyed, or the Board of Directors may delegate such power to any officer or officers of the Corporation. In their discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate or uncertificated share save upon the order of some court having jurisdiction in the premises.

Article VII

FINANCE

SECTION 7.01CHECKS, DRAFTS, ETC. All checks, drafts and orders for the payment of money, notes and other evidences of indebtedness, issued in the name of the Corporation, shall, unless otherwise provided by resolution of the Board of Directors, be signed by the Chief Executive Officer, the President, a Vice-President or an Assistant Vice-President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary.

SECTION 7.02FISCAL YEAR. The fiscal year of the Corporation shall be the twelve calendar months period ending December 31 in each year, unless otherwise provided by the Board of Directors.

SECTION 7.03DIVIDENDS. If declared by the Board of Directors at any meeting thereof, the Corporation may pay dividends on its shares in cash, property, or in shares of the capital stock of the Corporation, unless such dividend is contrary to law or to a restriction contained in the Charter.

SECTION 7.04CONTRACTS. To the extent permitted by applicable law, and except as otherwise prescribed by the Charter or these By-Laws with respect to certificates for shares, the Board of Directors may authorize any officer, employee, or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances.

Article VIII

INDEMNIFICATION

SECTION 8.01PROCEDURE. Any indemnification, or payment of expenses, for which mandatory payments must be made under the Charter, in advance of the final disposition of any proceeding, shall be made promptly, and in any event within sixty (60) days, upon the written request of the director or officer entitled to seek indemnification (the “Indemnified Party”). The right to indemnification and advances hereunder shall be enforceable by the Indemnified Party in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part, or (ii) no disposition thereof is made within sixty (60) days. The Indemnified Party’s costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be reimbursed by the Corporation. It shall be a defense to any action for advance for expenses that (a) a determination has been made that the facts then known to those making the determination would preclude indemnification or (b) the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the Indemnified Party of such Indemnified Party’s good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met.

SECTION 8.02EXCLUSIVITY, ETC. The indemnification and advance of expenses provided by the Charter and these By-Laws shall not be deemed exclusive of any other rights to which a person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors or other provision that is consistent with law, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while a person was a director or officer after such person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification and advance of expenses under the Charter of the Corporation and hereunder shall be deemed to be a contract between the Corporation and each director or officer

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of the Corporation who serves or served in such capacity at any time while this By-Law is in effect. Nothing herein shall prevent the amendment of this By-Law, provided that no such amendment shall diminish the rights of any person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this By-Law shall not in any way diminish any rights to indemnification or advance of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this By-Law or any provision hereof is in force.

SECTION 8.03SEVERABILITY; DEFINITIONS. The invalidity or unenforceability of any provision of this Article VIII shall not affect the validity or enforceability of any other provision hereof. The phrase “this By-Law” in this Article VIII means this Article VIII in its entirety.

Article IX

SUNDRY PROVISIONS

SECTION 9.01BOOKS AND RECORDS. The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of any executive or other committee when exercising any of the powers of the Board of Directors. The books and records of a Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form but may be maintained in the form of a reproduction. The original or a certified copy of the By-Laws shall be kept at the principal office of the Corporation.

SECTION 9.02CORPORATE SEAL. The Board of Directors shall provide a suitable seal, bearing the name of the Corporation, which shall be in the charge of the Secretary. The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof. If the Corporation is required to place its corporate seal to a document, it is sufficient to meet the requirement of any law, rule, or regulation relating to a corporate seal to place the word “Seal” adjacent to the signature of the person authorized to sign the document on behalf of the Corporation.

SECTION 9.03BONDS. The Board of Directors may require any officer, agent or employee of the Corporation to give a bond to the Corporation, conditioned upon the faithful discharge of his duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

SECTION 9.04VOTING UPON SHARES IN OTHER CORPORATIONS. Stock of other corporations or associations, registered in the name of the Corporation, may be voted by the Chief Executive Officer, the President, a Vice-President, or a proxy appointed by either of them. The Board of Directors, however, may by resolution appoint some other person to vote such shares, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.

SECTION 9.05NOTICES.

(a)Whenever, under any provisions of these By-Laws, notice is required to be given to any stockholder, the same shall be given in writing, either (a) deposited in the United States Mail, postage prepaid, and addressed to the stockholder’s last known post office address as shown by the stock record of the Corporation or its transfer agent or (b) by a form of electronic transmission consented to by the stockholder to whom the notice is given, except to the extent prohibited by Section 232(e) of the Delaware General Corporation Law. Any consent to receive notice by electronic transmission shall be revocable by the stockholder by written notice to the Corporation.

(b)Any notice required to be given to any Director may be given by the method stated in (a) above. Any such notice, other than one which is delivered personally, shall be sent to such post office address, facsimile number or electronic mail address as such Director shall have provided to the Secretary of the Corporation. It shall not be necessary that the same method of giving notice be employed for all Directors.

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(c)If there is no post office address of a stockholder or Director, such notice may be sent to the office of the Corporation.

(d)All notices given by mail shall be deemed to have been given at the time of mailing. All notices given to stockholders by a form of electronic transmission shall be deemed to have been given: (a) if by facsimile, when directed to a number at which the stockholder has consented to receive notice; (b) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (c) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and (d) if by any other form of electronic transmission, when directed to the stockholder. All notices given to Directors by a form of electronic transmission shall be deemed to have been given when directed to the electronic mail address, facsimile number, or other location filed in writing by the director with the Secretary of the Corporation.

(e)Whenever notice is to be given to the Corporation by a stockholder under any provision of law or of the Charter or these By-Laws, such notice shall be delivered to the Secretary at the principal executive offices of the Corporation. If delivered by electronic mail or facsimile, the stockholder’s notice shall be directed to the Secretary at the electronic mail address or facsimile number, as the case may be, specified in the Corporation’s most recent proxy statement.

(f)When used in these By-Laws, the terms “written” and “in writing” shall include any “electronic transmission”, as defined in Section 232(c) of the Delaware General Corporation Law, including without limitation any telegram, cablegram, facsimile transmission and communication by electronic mail.

SECTION 9.06EXECUTION OF DOCUMENTS. A person who holds more than one office in the Corporation may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer.

SECTION 9.07RELIANCE. Each director, officer, employee and agent of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.

SECTION 9.08CERTAIN RIGHTS OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director or officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to those of or relating to the Corporation.

SECTION 9.09AMENDMENTS. Unless otherwise provided in the Charter, these By-Laws may be repealed, altered or amended or new By-Laws adopted at any meeting of the stockholders, either annual or special, by the affirmative vote of a majority of all the votes entitled to be cast generally in the election of directors. The Board of Directors shall also have the authority to repeal, alter or amend these By-Laws or adopt new By-Laws (including, without limitation, the amendment of any By-Laws setting forth the number of directors who shall constitute the whole Board of Directors) by unanimous written consent or at any annual, regular, or special meeting by the affirmative vote of a majority of the whole number of directors, subject to the power of the stockholders to change or repeal such By-Laws.

2025 Proxy Statement | SIMON PROPERTY GROUP F-19

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000666912_1 R1.0.0.2 SIMON PROPERTY GROUP, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/13/2025 for shares held directly and by 11:59 P.M. ET on 05/11/2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/13/2025 for shares held directly and by 11:59 P.M. ET on 05/11/2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 1A Glyn F. Aeppel 1B Larry C. Glasscock 1C Nina P. Jones 1D Reuben S. Leibowitz 1E Randall J. Lewis 1F Gary M. Rodkin 1G Peggy Fang Roe 1H Stefan M. Selig 1I Daniel C. Smith, Ph.D. 1J Marta R. Stewart The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2. Advisory Vote to Approve the Compensation of our Named Executive Officers. 3. Ratify the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2025. 4. Approve of the Redomestication of the Company to the State of Indiana by Conversion. NOTE: Other business as may properly come before the meeting or any adjournments or postponements of the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000666912_2 R1.0.0.2 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report on Form 10-K is/are available at www.proxyvote.com . SIMON PROPERTY GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 2025 The shareholder hereby appoints David Simon and Larry C. Glasscock, or either of them, as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Simon Property Group, Inc. that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at 8:30 a.m., Eastern Daylight Time, on May 14, 2025, at 225 WEST WASHINGTON STREET, INDIANAPOLIS, INDIANA 46204, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" ALL TEN NOMINEES LISTED ON THE REVERSE SIDE FOR ELECTION TO THE BOARD OF DIRECTORS, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4. IF ANY OTHER MATTER IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side